As filed with the Securities and Exchange Commission on April 29, 2005

                        Securities Act File No. 33-50390
                    Investment Company Act File No. 811-7076
        ===============================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------
                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             X
                         Pre-Effective Amendment No.                           _
                         Post-Effective Amendment No. 26                       X
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         X
                                Amendment No. 27                               X

                           WILSHIRE MUTUAL FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                                  c/o PFPC Inc.
                                 760 Moore Road
                            King of Prussia, PA 19406


Registrant's Telephone Number, including Area Code: (610) 382-8667

Name and Address of Agent for Service:
   David Lebisky
   c/o PFPC Inc.
   760 Moore Road
   King of Prussia, PA 19406

It is proposed that the filing will become effective:

_  immediately  upon filing pursuant to paragraph (b)

X on MAY 2, 2005 pursuant to  paragraph  (b)

_ 60 days after filing  pursuant to  paragraph  (a)(1)

_ on ________ pursuant to paragraph  (a)(1)

_ 75 days after filing pursuant to paragraph (a)(2)

_ on ________ pursuant to paragraph (a)(2) of Rule 485

PROSPECTUS                                                           MAY 2, 2005

                         HORACE MANN CLASS OF SHARES OF
                     DOW JONES WILSHIRE 5000 INDEX PORTFOLIO
                 (FORMERLY, THE "WILSHIRE 5000 INDEX PORTFOLIO")
                         (HTTP://WWW.WILSHIREFUNDS.COM)
                     OFFERED BY HORACE MANN INVESTORS, INC.

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    TABLE OF CONTENTS                                                 PAGE
    Introduction................................................        2
    Investment and Risk Summary.................................        2
        Main Investment Strategies..............................        2
        Who May Want to Invest in the Portfolio.................        3
        Main Investment Risks...................................        3
    Performance and Fee Information.............................        3
    More Information about Investments and Risks................        5
    Management of the Portfolio.................................        6
        Investment Adviser......................................        6
        Investment Sub-Adviser..................................        6
        Service and Distribution Plan...........................        7
    Shareholder Information.....................................        8
        How to Purchase Portfolio Shares........................        8
        How to Sell Portfolio Shares............................       10
        Pricing of Shares ......................................       11
        Right to Reject Purchase Orders.........................       12
    Dividend and Distribution Information.......................       12
    Tax Information.............................................       12
    Financial Highlights........................................       12


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AS WITH ALL  MUTUAL  FUNDS,  THE  SECURITIES  AND  EXCHANGE  COMMISSION  HAS NOT
APPROVED OR DISAPPROVED ANY SHARES OF THIS PORTFOLIO OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

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

                                  INTRODUCTION


This prospectus describes the Horace Mann Class of Shares of the Dow Jones Wilshire 5000 Index Portfolio (formerly, the "Wilshire 5000 Index Portfolio") (the "Portfolio") offered by the Wilshire Mutual Funds, Inc. (the "Company", "we" or "us").

The Portfolio's investment objective is to replicate as closely as possible the performance of the Dow Jones Wilshire 5000 Index (the "Index") before the deduction of Portfolio expenses. The Portfolio's investment objective may not be changed without approval of its shareholders in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolio is not guaranteed to meet its objective.


On the following pages you will find important information about the Portfolio and its Horace Mann Class of Shares, including:

o the main investment strategies used by Wilshire Associates Incorporated ("Wilshire"), the Portfolio's investment adviser, and Los Angeles Capital Management and Equity Research ("LA Capital"), the Portfolio's sub-adviser, in seeking to achieve the Portfolio's objective;

o     the main risks of an investment in the Portfolio;

o     the Portfolio's past performance measured on a year-by-year basis; and

o     the fees and expenses that you will pay as a shareholder.

--------------------------------------------------------------------------------
SHARES OF THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE PORTFOLIO.
--------------------------------------------------------------------------------

                           INVESTMENT AND RISK SUMMARY

                           MAIN INVESTMENT STRATEGIES


      o Invests primarily in the common stock of companies included in the Index that are representative of the Index.

      o Uses enhanced "stratified sampling" techniques in an attempt to replicate the return of the Index.


      o Normally holds stocks representing at least 90% of the total market value of the Index.


The Index is an unmanaged index which measures the performance of all equity securities of U.S. headquartered issuers with readily available price data. It includes over 6,000 stocks, with each stock weighted according to its market value. This means that companies having a larger stock capitalization will have a larger impact on the Index. The Index has been computed continuously since 1974, is published daily in many major newspapers and is the broadest measure of the U.S. equity market. The Portfolio normally holds stocks representing at least 90% of the Index's total market value, which is between 1,000 and 2,500 stocks.

                     WHO MAY WANT TO INVEST IN THE PORTFOLIO

The Portfolio may appeal to you if:

o     you are a long-term investor or saver;

o     you seek growth of capital;

o     you seek to capture the returns of the entire U.S. equity market;

o you seek the potential risk reduction of broad diversification across both large and small capitalization stocks and both value and growth stocks; or

o you seek an index fund which, unlike a traditional index fund, includes stocks of small- and mid-capitalization, as well as large capitalization companies.

                              MAIN INVESTMENT RISKS

The Portfolio's share price will fluctuate with changes in the market value of the securities it owns. All securities are subject to market, economic and business risks that cause their prices to fluctuate. These fluctuations may not be related to the fundamental characteristics of the companies issuing the securities. Because the Portfolio provides a broad exposure to the U.S. stock market rather than focusing on a distinct segment of the market such as small capitalization value stocks, over time it may be less volatile than a fund which provides exposure to a particular segment of the U.S. stock market.

                         PERFORMANCE AND FEE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Portfolio by showing how Horace Mann Class of Shares have performed in the past and by showing how the Portfolio's average annual total returns compare to those of the Index. The bar chart and table assume reinvestment of dividends and distributions. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

TOTAL
RETURN


2000    (11.09)%
2001    (11.52)%
2002    (21.30)%
2003     29.44%
2004     11.23%

During the periods shown in the bar chart, the highest return for a quarter was 15.91% (quarter ended 6/30/03) and the lowest return for a quarter was (16.81)% (quarter ended 9/30/02).

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2004)

                                                                                                SINCE
                                                                      1 YEAR      5 YEARS    INCEPTION(1)
                                                                      ------      -------    ------------
Horace Mann Class of Shares
  Return Before Taxes ...........................................     11.23%      (2.27)%       1.11%
  Return After Taxes on Distributions(2) ........................     10.86%      (2.58)%       0.75%
  Return After Taxes on Distributions and Sale of Portfolio
  Shares ........................................................      7.30%      (2.10)%       0.72%
Dow Jones Wilshire 5000 Index(3) ................................     12.48%      (1.45)%       0.99%


(1) Inception date (commencement of investment operations) of the Horace Mann Class of Shares was December 10, 1999.


(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(3) Reflects no deductions for fees, expenses or taxes. It is not possible to directly invest in an unmanaged index.

FEES AND EXPENSES OF THE HORACE MANN CLASS OF SHARES


This table shows the fees and expenses you may pay when you buy and hold Horace Mann Class of Shares of the Portfolio, based on actual 2004 expenses.


ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):


                                                       HORACE MANN CLASS
                                                       -----------------
Management
Fees .............................................            0.10%
Distribution and Service (12b-1) Fees ............            0.35%
Other
Expenses .........................................            0.52%
                                                              ----
Total Annual Portfolio Operating Expenses ........            0.97%
                                                              ====

EXAMPLE:


This example helps you to compare the cost of investing in the Horace Mann Class of Shares of the Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) Total Annual Portfolio Operating Expenses remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses and performance may be higher or lower than those shown.


                                                  HORACE MANN CLASS
                                                  -----------------


1 Year.........................................           $99
3 Years........................................          $309
5 Years........................................          $536
10 Years.......................................        $1,190


                  MORE INFORMATION ABOUT INVESTMENTS AND RISKS


The Portfolio provides exposure to the U.S. stock market as a whole by investing primarily in the common stocks of companies included in the Index. The Index is an unmanaged capitalization weighted index of over 6,000 U.S. equity securities and includes all the U.S. stocks regularly traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ over-the-counter market. The Portfolio normally holds stocks representing at least 90% of the Index's total market value, which is between 1,000 and 2,500 stocks.

LA Capital manages the Portfolio using an enhanced stratified sampling investment approach. Stratified sampling uses sector weighting and portfolio characteristic profiling to keep the portfolio within acceptable parameter ranges relative to the benchmark. In addition, LA Capital seeks to add value above and beyond the return of the benchmark by incorporating LA Capital's analysis of a variety of factors which impact equity returns with a goal of generating enough incremental return to offset Portfolio expenses.

Over time, LA Capital expects the correlation between the performance of the Index and the Portfolio to be over 0.9 before the deduction of Portfolio expenses. A correlation of 1.00 would indicate that the Portfolio's performance exactly matched that of the Index. The Portfolio's ability to track the Index's performance will be affected by factors such as the Portfolio's expenses, changes in stocks represented in the Index, the results of LA Capital's performance enhancement activities, and the timing and amount of sales and redemptions of Portfolio shares.


                              TEMPORARY INVESTMENTS

During adverse market or economic conditions, or to meet large withdrawals, the Portfolio may temporarily invest all or a part of its assets in defensive investments. These investments include U.S. government securities and high quality U.S. dollar-denominated money market securities, including certificates of deposit, bankers' acceptances, commercial paper, short-term debt securities and repurchase agreements. When following a defensive strategy the Portfolio will be less likely to achieve its objective.

                                RISK INFORMATION

Investing in the Portfolio involves the following principal risks:

EQUITY RISK. The principal risk of investing in the Portfolio is equity risk. This risk is that the prices of stocks held by the Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company's particular circumstances.


INDEX RISK. There is a risk that the Portfolio's performance may not match the Index exactly. The Portfolio does not hold every stock contained in the Index and the performance of the stocks held in the Portfolio may not track exactly the performance of the stocks held in the Index. Furthermore, unlike the Index, the Portfolio incurs administrative expenses and transaction costs in trading stocks.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Company's policies and procedures relating to disclosure of portfolio holdings is available in the Portfolio's Statement of Additional Information and on the Company's website at WWW.WILSHIREFUNDS.COM. The Portfolio's complete portfolio holdings data will be made available monthly on its website under the http://www.wilfunds.com/holdings_reports/index.htm link, generally on the first business day following the 20th calendar day after month end. Such information will remain available on the website until the information is filed with the Securities and Exchange Commission (the "SEC") on Form N-Q or Form N-CSR (which are typically filed within 60 days of the end of the applicable quarter).


                           MANAGEMENT OF THE PORTFOLIO

                               INVESTMENT ADVISER


Wilshire is the investment adviser for the Portfolio. Wilshire is located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401 and was formed in 1972. As of March 31, 2005 Wilshire managed approximately $11.6 billion in assets. Wilshire also provides investment technology products and investment consulting services.

Wilshire conducts its investment decision-making through an investment committee structure. The investment committee consists of senior level investment professionals with significant investment experience. The investment committee is currently comprised of Chip Castille, Lawrence Davanzo, Helen Thompson, Alex Chaloff, Lisa Laird and Michael Tito. Mr. Castille is the Chairman of the investment committee.

As a percentage of average daily net assets, the Portfolio paid Wilshire an advisory fee of 0.10% during the last fiscal year. The advisory agreement between the Company and Wilshire (the "Agreement") permits the Board of Directors and Wilshire to retain sub-advisers to the Portfolio in certain circumstances without stockholder approval. A discussion regarding the basis for the Board of Directors' approval of the Agreement is included in the Statement of Additional Information and will be available in the semi-annual report to shareholders for the period ended June 30, 2005.


                             INVESTMENT SUB-ADVISER


The SEC has issued an order (the "Order") to Wilshire, exempting it from the 1940 Act requirement to submit to shareholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not "affiliated persons" of Wilshire, as defined in the 1940 Act, to manage all or portions of the portfolios of the Company subject to the Board of Directors' approval. Wilshire is responsible for, among other things, setting each portfolio's investment strategy and structure, identifying sub-advisers, ongoing monitoring and evaluation of sub-advisers, implementing procedures to ensure that sub-advisers comply with the portfolios' investment objectives, policies, guidelines and restrictions, terminating sub-advisers (subject to the Board of Directors' approval) and reallocating assets among sub-advisers. Shareholders will be notified of, and provided with information regarding, Wilshire's retention of new sub-advisers or any material amendments to sub-advisory agreements, within 90 days of either occurrence.

Wilshire entered into a sub-advisory agreement with LA Capital, effective April 15, 2003, to manage the Portfolio subject to the supervision of Wilshire and the Company's Board of Directors. LA Capital's fees are paid by Wilshire. LA Capital is located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025 and as of March 31, 2005 managed approximately $3.2 billion in assets. Thomas D. Stevens, the President of LA Capital, is the primary portfolio manager of the Portfolio. From 1980 until LA Capital was formed in April 2002, Mr. Stevens was employed by Wilshire, where he served as a Senior Managing Director and Principal.

A discussion regarding the basis for the Board of Directors' approval of LA Capital's sub-advisory agreement is available in the Portfolio's Statement of Additional Information and will be available in the semi-annual report to shareholders for the period ended June 30, 2005. The Portfolio's Statement of Additional Information also provides additional information about Mr. Stevens' compensation, other accounts managed by him and his ownership of shares of the Portfolio.


                          SERVICE AND DISTRIBUTION PLAN

The Portfolio has adopted a Service and Distribution Plan for its Horace Mann Class of Shares (the "Plan"). The Plan authorizes payments by the Horace Mann Class of Shares to reimburse PFPC Distributors, Inc. (the "Distributor") for its shareholder services expenses at an annual rate of up to 0.35% of the average daily net assets attributable to the Horace Mann Class of Shares. Pursuant to a dealer agreement between the Distributor and Horace Mann Investors, Inc. ("Horace Mann") the Distributor pays to Horace Mann 0.35% of the average daily net assets attributable to the Horace Mann Class of Shares for maintaining shareholder accounts and for providing services to holders of shares, such as answering shareholder inquiries regarding the Portfolio and providing shareholder reports and other information. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than other types of sales charges. Distribution expenses covered by the Plan include marketing and advertising expenses and the costs of printing prospectuses for prospective investors.

                             SHAREHOLDER INFORMATION

If you have questions about the Portfolio or your account you may call us at 1-877-720-3701 or the Horace Mann home office at 1-800-999-1030.

                        HOW TO PURCHASE PORTFOLIO SHARES

You may buy Horace Mann Class of Shares without a sales charge on any day when the New York Stock Exchange ("NYSE") is open for business (referred to as a business day). To purchase Horace Mann Class of Shares, contact us at 1-877-720-3701. We reserve the right to reject or limit any purchase order or suspend the offering of the Portfolio's shares if we believe it is in the Portfolio's best interest to do so. The Portfolio does not issue share certificates.

MINIMUM INVESTMENTS.


The minimum initial investment in the Portfolio is $1,000. Subsequent investments must be at least $100. Lower minimums are available for the Horace Mann Scheduled Payment Plan, described below. We may change the initial and subsequent minimum investment requirements at any time.


You may purchase shares as follows:


(1) HORACE MANN SCHEDULED PAYMENT PLAN. The Horace Mann Scheduled Payment Plan permits you to purchase shares (minimum of $50 per transaction) at regular intervals. This service may provide you with a convenient way to invest for long-term and intermediate financial goals. You may purchase shares by electronically transferring funds from your bank account. You may choose to have your bank account debited in a specified amount, and shares purchased, either
(i) once a month on the first or fifteenth day, or (ii) twice a month on both days. Your account must be at a bank which is an Automated Clearing House member.


You may establish a Scheduled Payment Plan by either checking the appropriate box on the Account Application or filing an authorization form with us. You may obtain the necessary authorization form, cancel your participation in this privilege or change the amount of purchase at any time (i) by mailing a letter to Wilshire Mutual Funds, Inc. -- Horace Mann Class of Shares, c/o PFPC Inc., P.O. Box 9807, Providence, RI 02940, or (ii) by calling us at 1-877-720-3701. We may modify or terminate this privilege at any time or charge a service fee. No such fee currently is contemplated.

(2) WIRE PAYMENTS. You can pay by wire if your bank account is maintained at a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Send funds by wire to:


      PNC Bank
      Pittsburgh, PA
      ABA No:  031000053
      Account Number:  8606905548
      FFC: [Name of Fund]
      FBO: [Insert shareholder name and account number.]

If your initial purchase of Portfolio shares is by wire, please call 1-877-720-3701 after completing your wire payment to obtain your Portfolio account number. Please include your Portfolio account number on the Account Application and promptly mail the Account Application to us, as no redemptions will be permitted until the Account Application is received.

(3) CHECKS. Checks should be made payable to "Wilshire Mutual Funds, Inc. -- Horace Mann Class of Shares" and mailed to:

                    Wilshire Mutual Funds, Inc.
                    c/o PFPC Inc.
                    P.O. Box 9807
                    Providence, RI  02940

                    If you are sending via overnight courier:

                    Wilshire Mutual Funds, Inc.
                    c/o PFPC Inc.
                    760 Moore Road
                    King of Prussia, PA 19406

Your initial investment should be accompanied by a completed and signed Account Application.

(4) ELECTRONIC FUNDS TRANSFER. You may make subsequent investments by electronic transfer of funds from an account maintained in a bank that is an Automated Clearing House member. The minimum purchase by electronic fund transfer is $500 and the maximum is $50,000 for any one transfer. You must direct the bank to send funds through the Automated Clearing House to:

      PNC Bank
      Wilshire Mutual Funds, Inc. -- Horace Mann Class of Shares
      [Your Shareholder Account Number]
      Account of [Your Name]


The USA PATRIOT Act of 2001 requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the Account Application, you will be required to supply the Company with information, such as your taxpayer identification number, that will assist the Company in verifying your identity. Until such verification is made, the Company may temporarily limit additional share purchases. In addition, the Company may limit additional share purchases or close an account if it is unable to verify a customer's identity. As required by law, the Company may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement located on page 15 of this prospectus.

                          HOW TO SELL PORTFOLIO SHARES


You may sell your shares back to the Portfolio (known as redeeming shares) on any business day without a redemption fee. Please note that the Company seeks to prohibit short-term trading, as described under "Right to Reject Purchase or Exchange Orders" below, and if you redeem newly purchased shares, the Company reserves the right to reject any further purchase orders from you. The Portfolio may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Portfolio cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Portfolio to suspend redemptions. We reserve the right to impose a redemption fee in the future.


You may redeem your shares in the Portfolio as follows:

(1) BY TELEPHONE. To sell your shares in the Portfolio by telephone you may call us at 1-877-720-3701. You may request that redemption proceeds be mailed to you by check or forwarded to you by bank wire.

a. TELEPHONE REDEMPTION BY CHECK. We will make checks payable to the name in which the account is registered and normally will mail the check to you at your address of record within seven days after we receive your request. Any request for redemption proceeds made within 60 days of changing your address of record must be in writing with the signature guaranteed.

b. TELEPHONE REDEMPTION BY WIRE. We accept telephone requests for wire redemptions of at least $1,000 for the Portfolio. We will send a wire to either a bank designated on your Account Application or in a subsequent letter with a guaranteed signature. Your designated bank must be a member of the Federal Reserve System or a correspondent bank. We normally wire proceeds on the next business day after we receive your request.

(2) BY MAIL. You may also sell your shares by mailing a request to Wilshire Mutual Funds, Inc. -- Horace Mann Class of Shares, c/o PFPC Inc., P.O. Box 9807, Providence, RI 02940. If you are mailing by overnight courier, send the request to Wilshire Mutual Funds, Inc. - Horace Mann Class of Shares, c/o PFPC Inc., 760 Moore Road, King of Prussia, PA 19406. We normally will mail a check to you at your address of record within seven days after we receive your request. Your letter should state that you are redeeming Horace Mann Class of Shares of the Dow Jones Wilshire 5000 Index Portfolio, the dollar amount or number of shares you are redeeming, and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all owners must sign. We require a signature guarantee for each signature on your redemption letter (i) if you redeem more than $50,000, (ii) if proceeds are to be paid to someone other than the registered holder of shares, or (iii) if the investor's address of record has changed within the past 60 days.

SIGNATURE GUARANTEES. If a signature guarantee is required you must have a medallion signature guarantee from an eligible guarantor. A notarized signature is not sufficient. You can obtain a medallion signature guarantee from a domestic bank or trust company, broker dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

INVOLUNTARY REDEMPTION. We may redeem all shares in your account if their value falls below $500 as a result of redemptions (but not as a result of a decline in their net asset value). We will notify you in writing and give you 45 days to increase the value of your account to at least $500.

REDEMPTION PROCEEDS. You cannot redeem shares until we have received your Account Application. If you purchased your shares by check, you may not redeem shares until the check clears, which may take up to 15 days following purchase. Although we will delay the processing of the redemption until the check clears, your shares will be valued at the next determined net asset value after we receive your redemption order.

The Portfolio may pay your redemption proceeds wholly or partly in securities. This would happen only in the rare instance that Wilshire and LA Capital believe it would be in the Portfolio's best interest not to pay redemption proceeds in cash. When you sell these securities you will pay brokerage commissions.

If you choose to receive distributions in cash and distribution checks are returned as undeliverable, or remain uncashed for six months, we will change your account so that all future distributions are reinvested in the Portfolio. Checks that remain uncashed for six months will be canceled and the money reinvested in the Portfolio. No interest is paid during the time a redemption check is outstanding.

TELEPHONE TRANSACTIONS. If you authorize telephone transactions, bear in mind that you may be responsible for any fraudulent telephone transaction in your account so long as the Company and its service providers follow reasonable procedures to protect against unauthorized transactions. All telephone calls are recorded for your protection and you will be asked for information to verify your identification. If you are unable to reach us by telephone (for example, after normal business hours or during periods of unusual market activity), consider placing your order by mail.

                                PRICING OF SHARES


When you purchase Horace Mann Class of Shares of the Portfolio, the price you pay per share is the net asset value of the shares next determined after we receive your purchase order in good order. Similarly, the price you receive when you redeem your shares is the net asset value of the shares next determined after we receive your redemption request in good order. We calculate the net asset value per share at the close of business on the NYSE (generally, 4:00 p.m. Eastern time) on each business day. Net asset value per share is calculated by adding the value of the individual securities and other assets held by the Portfolio and attributable to the Horace Mann Class of Shares, subtracting the liabilities of the Horace Mann Class of Shares, and dividing by the total number of Horace Mann Class of Shares outstanding.

We value each individual security the Portfolio holds by using market quotations; if a current market quotation is not readily available or we believe it does not reflect the security's true value, a fair value is determined in accordance with policies adopted by the Board of Directors of the Company. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Company calculates net asset value, the Company's Fair Value Committee will determine the security's fair value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its net asset value.

                         RIGHT TO REJECT PURCHASE ORDERS

You should make purchases for investment purposes only. Short-term or other excessive trading into and out of the Portfolio may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Company's Board of Directors has adopted a policy pursuant to which the Company attempts to prohibit market timing. The Company does not accommodate market timing and reserves the right to restrict, reject or cancel, without any prior notice, any purchase order, including transactions representing excessive trading. In general, the Company considers redemptions of shares within five days of a purchase to be excessive, although exceptions may be made for certain redemptions that do not indicate market timing strategies, such as portfolio rebalancing programs of institutional investors and systematic withdrawal programs, subject to approval by the Company's Chief Compliance Officer. To the extent practicable, such restrictions are applicable to omnibus accounts, as well as accounts held by shareholders directly with the Company. Wilshire contractually requires that financial intermediaries which hold omnibus accounts in the Portfolio provide best efforts in assisting Wilshire in determining whether any market timing activity is occurring, and allowing Wilshire to reject trades from any individuals engaging in what it deems to be excessive trading.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Company to prevent excessive trading, there is no guarantee that the Company or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Company and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Portfolio receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements.


                      DIVIDEND AND DISTRIBUTION INFORMATION


The Portfolio intends to pay any dividends and capital gain distributions at least once a year. Dividends or capital gains distributions of the Portfolio will be automatically reinvested at net asset value in additional Horace Mann Shares of the Portfolio or you may elect to receive them in cash. This election will be made at the time you complete your Account Application. You may change this election by notifying us in writing at any time before the record date for a particular dividend or distribution. There are no sales or other charges for the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Portfolio will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of shares of the Portfolio.


The value of your Horace Mann Shares will be reduced by the amount of any dividends and distributions. If you purchase shares shortly before the record date for a dividend or distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

                                 TAX INFORMATION

The Portfolio's distributions will consist of net investment income and capital gains, which are generally taxable to you at different rates depending on the length of time the Portfolio holds its assets. Dividends out of net investment income and distributions of realized short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates. The Portfolio's distributions may be subject to federal, state or local taxes whether you receive them in cash or reinvest them in additional shares of the Portfolio. Foreign shareholders may be subject to special withholding requirements.

This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of your investment in the Portfolio.

                              FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the financial performance of the Portfolio's shares for the period since the Horace Mann Class of Shares was first offered. Certain information reflects the financial performance of a single share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Portfolio's financial statements and related notes, is included in the annual report, which is available on request.

                     DOW JONES WILSHIRE 5000 INDEX PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                           HORACE MANN CLASS SHARES
                                                                           ------------------------

                                                                             FOUR MONTH
                                                                               PERIOD            PERIOD ENDED AUGUST 31,
                                                   YEAR ENDED   YEAR ENDED     ENDED             -----------------------
                                                   ----------   ----------     -----
                                                    12/31/04     12/31/03    12/31/02(1)      2002        2001       2000(3)
                                                    --------     --------    -----------      ----        ----       -------
Net asset value, beginning of period                 $ 9.15       $ 7.09       $ 7.38        $ 8.91      $12.22      $10.00
                                                     ------       ------       ------        ------      ------      ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income***                               0.08         0.05         0.01          0.04        0.05        0.07
Net realized and unrealized gain/(loss) on
investments                                            0.95         2.04        (0.25)        (1.53)      (3.17)       2.21
                                                     ------       ------       ------        ------      ------      ------
Total from investment operations                       1.03         2.09        (0.24)        (1.49)      (3.12)       2.28
                                                     ------       ------       ------        ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment
income                                                (0.10)       (0.03)       (0.05)        (0.04)      (0.05)      (0.06)
Distributions from capital gains                         --           --           --            --       (0.14)         --
                                                     ------       ------       ------        ------      ------      ------

Total distributions                                   (0.10)       (0.03)       (0.05)        (0.04)      (0.19)      (0.06)
                                                     ------       ------       ------        ------      ------      ------
Net asset value, end of period                       $10.08       $ 9.15       $ 7.09        $ 7.38      $ 8.91      $12.22
                                                     ======       ======       ======        ======      ======      ======
Total return (2)                                      11.23%       29.44%       (3.28)%**    (16.85)%    (25.79)%     22.87%
                                                     ======       ======       ======        ======      ======      ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $1,964       $1,915       $1,401        $1,401      $1,623      $1,432
Operating expenses excluding custody earnings
credit                                                 0.97%        1.11%        1.30%*        0.93%       0.72%       0.72%
Operating expenses including
  reimbursement/waiver/custody earnings credit         0.97%        1.10%        1.29%*        0.92%       0.69%       0.70%
Operating expenses excluding
  reimbursement/waiver/custody earnings credit         0.97%        1.11%        1.30%*        1.07%       1.03%       1.07%
 Net investment income including
   reimbursement/waiver/custody earnings credit        0.87%        0.61%        0.52%*        0.47%       0.49%       0.44%
Portfolio turnover rate                                  31%           3%           6%**         22%          8%         61%

*     Annualized

**    Non-annualized

*** The selected per share data was calculated using the average shares outstanding method for the period.

(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.

(2)   Total return represents aggregate total return for the period indicated.

(3) The Dow Jones Wilshire 5000 Index Portfolio Horace Mann Class Shares commenced operations December 10, 1999.

           The following notice does not constitute part of and is not incorporated into the prospectus for the Company.

                           WILSHIRE MUTUAL FUNDS, INC.
                                PRIVACY STATEMENT

At Wilshire Mutual Funds, Inc., we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

INFORMATION WE COLLECT

We collect and retain nonpublic personal information about you that may include:

      o Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

      o Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

      o Information we collect through the use of Internet "cookies" when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server can not find out a user's name or email address, or anything about the user's computer using cookies.

INFORMATION WE MAY SHARE

We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

      o     Administrative   service   providers   who,  for  example,   process
            transactions for your account, print checks or prepare account statements;

      o Companies that provide services for us to help market our products to you; and

      o     Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

CONFIDENTIALITY AND SECURITY

Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet "cookies" on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our website.

APPLICABILITY

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Portfolios, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Portfolios through their bank, broker, or other financial institution should also consult that financial institution's privacy policies.


Wilshire Mutual Funds, Inc. values your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 1-888-200-6796 if you have any questions concerning our policy, or visit us at WWW.WILSHIREFUNDS.COM for additional copies of this policy.

SHAREHOLDER REPORTS

You will receive semi-annual reports dated June 30, and annual reports dated December 31 each year. These reports contain additional information about the Portfolio's investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI provides more detailed information about the Portfolio and is legally considered to be part of this prospectus.

HOW TO OBTAIN REPORTS


You can get free copies of annual and semi-annual reports and SAIs on the Company's website at www.wilshirefunds.com. You may also request the annual and semi-annual reports, SAIs and other information about the Portfolio, and discuss your questions about the Portfolio, by contacting us at:


                           Wilshire Mutual Funds, Inc.
                                  c/o PFPC Inc.
                                  P.O. Box 9807
                              Providence, RI 02940


                     or by calling toll free 1-888-200-6796

You can also review and copy information about the Portfolio, including the annual and semi-annual reports and SAIs, at the Public Reference Room of the Securities and Exchange Commission. For information about the Public Reference Room call 1-202-942-8090. You can also obtain copies:

o     For a duplicating fee, by writing to the Public  Reference  Section of the
      Commission,    Washington,    D.C.    20549-0102,    or   by    email   to
      publicinfo@sec.gov.

o Free from the Commission's EDGAR database on its internet website at HTTP://WWW.SEC.GOV

The Company currently offers other classes of shares of the Portfolio in other prospectuses.

                   (INVESTMENT COMPANY ACT FILE NO. 811-7076)
--------------------------------------------------------------------------------

Prospectus                   W  I  L  S  H  I  R  E                  May 2, 2005
                               MUTUAL FUNDS, INC.
                    Investment and Institutional Class Shares
                                       of
                         Large Company Growth Portfolio
                          Large Company Value Portfolio
                         Small Company Growth Portfolio
                          Small Company Value Portfolio
                     Dow Jones Wilshire 5000 Index Portfolio
                 (formerly, the "Wilshire 5000 Index Portfolio")
                         (http://www.wilshirefunds.com)


--------------------------------------------------------------------------------


    TABLE OF CONTENTS                                                       Page
    Introduction..............................................................2
    Investment and Risk Summary...............................................3
      Main Investment Strategies..............................................3
      Who May Want to Invest in the Portfolios................................4
      Main Investment Risks...................................................5
    Performance and Fee Information...........................................5
    More Information about Investments and Risks..............................15
    Management of the Portfolios..............................................20
      Investment Adviser......................................................20
       Investment Sub-Advisers................................................21
      Service and Distribution Plan...........................................24
    Shareholder Information...................................................25
      How to Buy Portfolio Shares.............................................25
      How to Sell Portfolio Shares............................................27
      Pricing of Shares.......................................................29
      How to Exchange Portfolio Shares........................................29
       Right to Reject Purchase or Exchange Orders............................30
       Retirement Plans.......................................................30
    Dividend and Distribution Information.....................................31
    Tax Information...........................................................31
    Financial Highlights......................................................31


--------------------------------------------------------------------------------

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Portfolios or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

--------------------------------------------------------------------------------

                                  INTRODUCTION

This prospectus describes the following Portfolios offered by the Wilshire Mutual Funds, Inc. (the "Company", "we" or "us").


o   Large Company Growth Portfolio        INVESTMENT  OBJECTIVE:  to  provide
o   Large Company Value Portfolio         investment  results of a  portfolio
o   Small Company Growth Portfolio        of publicly traded common stocks of
                                          companies    in   the    applicable
o   Small Company  Value  Portfolio       sub-category   of  the  Dow   Jones
    (collectively,    the    "Style       Wilshire 5000 Index (the  "Index").
    Portfolios")                          These   Portfolios  are  not  index
                                          funds.

o   Dow Jones  Wilshire  5000 Index       INVESTMENT OBJECTIVE:  to replicate
    Portfolio    (formerly,     the       as   closely   as   possible    the
    "Wilshire 5000 Index Portfolio"       performance of the Index before the
    and   hereinafter   the  "Index       deduction of Portfolio expenses.
    Portfolio"  and,  together with
    the   Style   Portfolios,   the
    "Portfolios")


No Portfolio's investment objective may be changed without approval of the Portfolio's shareholders in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). No Portfolio is guaranteed to meet its objective.

On the following pages you will find important information about each Portfolio and its Institutional and Investment classes of shares, including:


o the investment adviser of each Portfolio, Wilshire Associates Incorporated ("Wilshire"), which allocates portions of each Portfolio's assets among one or more sub-advisers (each a "Sub-Adviser") with complementary management styles and securities selection disciplines, and monitors the performance of each Portfolio;

o the main investment strategies used by Wilshire and each Portfolio's Sub-Advisers, in seeking to achieve each Portfolio's objective;

o   the main risks of an investment in each Portfolio;

o the Portfolios' past performance measured on both a year-by-year and long-term basis, when available; and


o   the fees and expenses that you will pay as a shareholder.

    ----------------------------------------------------------------------------
    Shares of the Portfolios are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. You could lose money by investing in the Portfolios.
    ----------------------------------------------------------------------------

                           INVESTMENT AND RISK SUMMARY

                           Main Investment Strategies

Large Company Growth Portfolio
------------------------------

o   Focuses on the large company growth segment of the U.S. equity market.

o Invests substantially all its assets in companies with the largest market capitalizations - greater than approximately $1.9 billion as of the date of this prospectus.


o Invests in companies that generally have above average earnings or sales growth histories and retention of earnings; often such companies have above average price to earnings ratios.


Small Company Growth Portfolio
------------------------------

o   Focuses on the small company growth segment of the U.S. equity market.

o Invests substantially all its assets in companies with smaller market capitalizations - between approximately $165 million and $1.9 billion as of the date of this prospectus.


o Invests in companies that generally have above average earnings or sales growth histories and retention of earnings; often such companies have above average price to earnings ratios.

o Has less emphasis on companies with a long history of established growth than the Large Company Growth Portfolio.


o Invests in small-cap companies that may still be developing. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies. As a result, their prices may rise and fall more sharply.

Large Company Value Portfolio
-----------------------------

o   Focuses on the large company value segment of the U.S. equity market.

o Invests substantially all its assets in companies with the largest market capitalizations - greater than approximately $1.9 billion as of the date of this prospectus.


o Invests generally in companies with relatively low price to book value ratios, low price to earnings ratios, and higher than average dividend yields (which means that their prices are low relative to the sizes of their dividends).

Small Company Value Portfolio
-----------------------------

o   Focuses on the small company value segment of the U.S. equity market.

o Invests substantially all its assets in companies with smaller market capitalizations - between approximately $165 million and $1.9 billion as of the date of this prospectus.


o Invests generally in companies with relatively low price to book value ratios, low price to earnings ratios, and relatively high dividend yields (dividend yields for small companies are generally less than those of large companies).


o Invests in small-cap companies that may still be developing. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies. As a result, their prices may rise and fall more sharply.

Each Style Portfolio attempts to invest virtually all of its assets in common stock of companies in its category.
--------------------------------------------------------------------------------


Dow Jones Wilshire 5000 Index Portfolio (formerly, the "Wilshire 5000 Index Portfolio")

o Invests primarily in the common stock of companies included in the Index that are representative of the Index.

o Uses enhanced "stratified sampling" techniques in an attempt to replicate the return of the Index.


o Normally holds stocks representing at least 90% of the total market value of the Index.


The Index is an unmanaged index which measures the performances of all equity securities of U.S. headquartered issuers with readily available price data. It includes over 6,000 stocks, with each stock weighted according to its market value. This means that companies having larger stock capitalizations will have a larger impact on the Index. The Index has been computed continuously since 1974, is published daily in many major newspapers and is the broadest measure of the U.S. equity market. The Index Portfolio normally holds stocks representing at least 90% of the Index's total market value, which is between 1,000 and 2,500 stocks.


                    Who May Want to Invest in the Portfolios

A Style Portfolio may appeal to you if:

o   you are a long-term investor or saver;

o   you seek growth of capital;

o you believe that the market will favor a particular style, such as large cap growth stocks, over other styles in the long term and you want a focused exposure to that style; or

o you own other funds or stocks which provide exposure to some but not all styles and would like a more complete exposure to the equity market.

The Index Portfolio may appeal to you if:

o   you are a long-term investor or saver;

o   you seek growth of capital;

o   you seek to capture the returns of the entire U.S. equity market;

o you seek the potential risk reduction of broad diversification across both large and small capitalization stocks and both value and growth stocks; or


o   you seek an index fund which,  unlike a  traditional  index  fund,  includes
    stocks  of  small-  and  mid-capitalization   companies  as  well  as  large
    capitalization companies.


                              Main Investment Risks

Each Portfolio's share price will fluctuate with changes in the market values of the securities it owns. All securities are subject to market, economic and business risks that cause their prices to fluctuate. These fluctuations may not be related to the fundamental characteristics of the companies issuing the securities. For example, if large capitalization growth stocks fall out of favor generally with investors, the value of the Large Company Growth Portfolio may decline. You may lose money by investing in a Portfolio, particularly if you choose a Style Portfolio which follows a particular style that has performed poorly. Because the Index Portfolio provides a broad exposure to the U.S. stock market rather than focusing on a distinct segment of the market such as small capitalization value stocks, over time it may be a less volatile investment than the Style Portfolios.


                         PERFORMANCE AND FEE INFORMATION

                         Large Company Growth Portfolio


The bar chart and the performance table below provide an indication of the risks of investing in the Large Company Growth Portfolio by showing how Investment Class Shares of the Large Company Growth Portfolio have performed in the past and by showing how the Portfolio's average annual total returns compare to those of a broad measure of market performance. The chart and table assume reinvestment of dividends and distributions. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

TOTAL
RETURN


1995             36.65%
1996             25.74%
1997             32.20%
1998             40.72%
1999             33.95%
2000           (15.59)%
2001           (16.59)%
2002           (21.77)%
2003             26.45%
2004              6.70%

During the periods shown in the bar chart, the highest return for a quarter was 25.32% (quarter ended 12/31/98) and the lowest return for a quarter was (18.01)% (quarter ended 3/31/01).


The returns for the Portfolio's Investment Class Shares were slightly lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.


Average Annual Total Returns
(for the periods ended December 31, 2004)

                                                                                             Since
                                                   1 Year        5 Years      10 Years    Inception(1)
                                                   ------        -------      --------    ------------
Investment Class
  Return Before Taxes...............................6.70%.....   (5.76)%       12.27%        10.64%
  Return After Taxes on Distributions(2)............6.67%.....   (5.87)%       11.41%         9.85%
  Return  After  Taxes  on  Distributions  and      4.36%
      Sale of Portfolio Shares(2).............................   (4.86)%       10.50%         9.09%
Russell 1000 Growth Index(3)........................6.28%.....   (9.29)%       9.59%          8.83%

Institutional Class(4)
  Return Before Taxes...............................7.10%.....   (5.46)%         -           10.20%
Russell 1000 Growth Index(3)........................6.28%.....   (9.29)%         -            8.93%




(1) Inception date (commencement of investment operations) of the Investment Class was September 30, 1992 and Institutional Class was July 15, 1996.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3) Reflects no deduction for fees, expenses or taxes. It is not possible to directly invest in an unmanaged index.
(4) After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

Fees and Expenses of the Large Company Growth Portfolio


As a benefit of investing in the Portfolio, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold Portfolio shares, based on actual 2004 expenses.


Annual Portfolio Operating Expenses (expenses that are deducted from the Portfolio's assets, as a percentage of average daily net assets):


                                                              Investment Class    Institutional Class
                                                              ----------------    -------------------
Management Fees.........................................           0.75%                 0.75%
Distribution and Service (12b-1) Fees...................           0.25%                 None
Other Expenses..........................................           0.44%                 0.35%
                                                                   -----                 -----
Total Annual Portfolio Operating Expenses...............           1.44%                 1.10%
                                                                   =====                 =====


Example:


This example helps you to compare the cost of investing in the Large Company Growth Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) Total Annual Portfolio Operating Expenses remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses and performance may be higher or lower than those shown.

                                                              Investment Class    Institutional Class
                                                              ----------------    -------------------
1 Year..................................................            $147                 $112
3 Years.................................................            $456                 $350
5 Years.................................................            $787                 $606
10 Years................................................           $1,724               $1,340



                          Large Company Value Portfolio


The bar chart and the performance table below provide an indication of the risks of investing in the Large Company Value Portfolio by showing how Investment Class Shares of the Large Company Value Portfolio have performed in the past and by showing how the Portfolio's average annual total returns compare to those of a broad measure of market performance. The chart and table assume reinvestment of dividends and distributions. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


TOTAL
RETURN


1995             39.93%
1996             18.08%
1997             30.18%

1998             10.31%
1999            (6.81)%
2000             16.96%
2001            (1.21)%
2002           (17.23)%
2003             28.51%
2004             13.28%


During the periods shown in the bar chart, the highest return for a quarter was 15.61% (quarter ended 6/30/03) and the lowest return for a quarter was (16.81)% (quarter ended 9/30/02).


The returns for the Portfolio's Investment Class Shares were slightly lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.


Average Annual Total Returns
(for the periods ended December 31, 2004)

                                                                                        Since
                                                 1 Year     5 Years     10 Years    Inception(1)
                                                 ------     -------     --------    ------------
Investment Class
  Return Before Taxes............................13.28%......6.84%       11.90%        10.74%
  Return After Taxes on Distributions(2).........11.94%......5.89%        9.93%         8.84%
  Return  After  Taxes  on  Distributions  and    9.55%      5.40%
      Sale of Portfolio Shares(2).............................            9.40%         8.40%
Russell 1000 Value Index(3)......................16.45%......5.27%       13.82%        13.00%

Institutional Class(4)
  Return Before Taxes............................13.62%......7.12%          -           9.88%
Russell 1000 Value Index(3)......................16.45%......5.27%          -          11.80%






(1) Inception date (commencement of investment operations) of the Investment Class was September 30, 1992 and Institutional Class was July 15, 1996.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3) Reflects no deduction for fees, expenses or taxes. It is not possible to directly invest in an unmanaged index.
(4) After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.



Fees and Expenses of the Large Company Value Portfolio


As a benefit of investing in the Portfolio, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold Portfolio shares, based on actual 2004 expenses.

Annual Portfolio Operating Expenses (expenses that are deducted from the Portfolio's assets, as a percentage of average daily net assets):


                                                              Investment Class    Institutional Class
                                                              ----------------    -------------------
Management  Fees........................................           0.75%                 0.75%
Distribution and Service (12b-1) Fees...................           0.25%                 None
Other Expenses..........................................           0.65%                 0.59%
                                                                   -----                 -----
Total Annual Portfolio Operating Expenses...............           1.65%                 1.34%
                                                                   =====                 =====


Example:


This example helps you to compare the cost of investing in the Large Company Value Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) Total Annual Portfolio Operating Expenses remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses and performance may be higher or lower than those shown.

                                                              Investment Class    Institutional Class
                                                              ----------------    -------------------
1 Year..................................................            $168                 $136
3 Years.................................................            $520                 $425
5 Years.................................................            $897                 $734
10 Years................................................           $1,955               $1,613



                         Small Company Growth Portfolio


The bar chart and the performance table below provide an indication of the risks of investing in the Small Company Growth Portfolio by showing how Investment Class Shares of the Small Company Growth Portfolio have performed in the past and by showing how the Portfolio's average annual total returns compare to those of a broad measure of market performance. The chart and table assume reinvestment of dividends and distributions. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


TOTAL
RETURN


1995             28.16%
1996             14.01%
1997             11.67%
1998            (3.56)%
1999             14.43%
2000             0.99 %
2001            (3.05)%
2002           (13.94)%
2003             37.02%

2004             17.22%

During the periods shown in the bar chart, the highest return for a quarter was 20.75% (quarter ended 12/31/99) and the lowest return for a quarter was (22.84)% (quarter ended 9/30/98).

The returns for the Portfolio's Investment Class Shares were slightly lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.


Average Annual Total Returns
(For the periods ended December 31, 2004)

                                                                                               Since
                                                  1 Year         5 Years       10 Years     Inception(1)
                                                  ------         -------       --------     ------------
Investment Class
  Return Before Taxes.............................17.22%......    6.24%         9.31%          10.24%
  Return After Taxes on Distributions(2)..........16.32%......    5.03%         9.21%          9.78%
  Return  After  Taxes on  Distributions  and     11.85%
      Sale of Portfolio Shares(2).............................    4.69%         8.95%          9.48%
Russell 2000 Growth Index(3)......................14.26%......   (3.57)%        7.12%          7.96%

Institutional Class(4)
  Return Before Taxes.............................17.56%......    6.47%           -            7.94%
Russell 2000 Growth Index(3)......................14.26%......   (3.57)%          -            5.42%




(1) Inception date (commencement of investment operations) of the Investment Class was September 30, 1992 and Institutional Class was July 15, 1996.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3) Reflects no deduction for fees, expenses or taxes. It is not possible to directly invest in an unmanaged index.
(4) After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.


Fees and Expenses of the Small Company Growth Portfolio


As a benefit of investing in the Portfolio, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold Portfolio shares, based on actual 2004 expenses.


Annual Portfolio Operating Expenses (expenses that are deducted from the Portfolio's assets, as a percentage of average daily net assets):


                                                              Investment Class    Institutional Class
                                                              ----------------    -------------------
Management Fees.........................................           0.85%                 0.85%
Distribution and Service (12b-1) Fees...................           0.25%                 None
Other Expenses..........................................           1.72%                 1.65%
                                                                   -----                 -----
Total Annual Portfolio Operating Expenses...............           2.79%*               2.47%*
                                                                   =====                =====

* Wilshire has voluntarily agreed to limit Total Annual Portfolio Operating Expenses to 1.50% for each class. This voluntary limit may be changed by Wilshire at any time, subject to approval by the Board of Directors.


Example:


This example helps you to compare the cost of investing in the Small Company Growth Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) Total Annual Portfolio Operating Expenses (without fee waivers) remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses and performance may be higher or lower than those shown.



                                                              Investment Class    Institutional Class
                                                              ----------------    -------------------
1 Year..................................................            $285                 $253
3 Years.................................................            $874                 $779
5 Years.................................................           $1,489               $1,331
10 Years................................................           $3,147               $2,836



                          Small Company Value Portfolio


The bar chart and the performance table below provide an indication of the risks of investing in the Small Company Value Portfolio by showing how Investment Class Shares of the Small Company Value Portfolio have performed in the past and by showing how the Portfolio's average annual total returns compare to those of a broad measure of market performance. The chart and table assume reinvestment of dividends and distributions. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


TOTAL
RETURN


1995             25.15%
1996             13.94%
1997             31.18%
1998            (5.57)%
1999           (12.20)%
2000             13.16%
2001             17.23%
2002            (7.98)%
2003             36.41%
2004             22.78%

During the periods shown in the bar chart, the highest return for a quarter was 19.97% (quarter ended 6/30/03) and the lowest return for a quarter was (18.34)% (quarter ended 9/30/02).

The returns for the Portfolio's Investment Class Shares were slightly lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.


Average Annual Total Returns
(for the periods ended December 31, 2004)

                                                                                           Since
                                                  1 Year       5 Years      10 Years    Inception(1)
                                                  ------       -------      --------    ------------
Investment Class
  Return Before Taxes.............................22.78%...... 15.37%        12.23%        11.10%
  Return After Taxes on Distributions(2)..........19.65%...... 14.45%        10.06%         9.07%
  Return  After  Taxes  on  Distributions  and
      Sale of Portfolio Shares(2).................16.16%...... 13.06%        9.50%          8.59%
Russell 2000 Value Index(3).......................22.18%...... 17.23%        15.17%        15.06%

Institutional Class(4)
  Return Before Taxes.............................23.11%...... 15.67%          -           11.87%
Russell 2000 Value Index(3).......................22.18%...... 17.23%          -           14.57%




(1) Inception date (commencement of investment operations) of the Investment Class was September 30, 1992 and Institutional Class was July 15, 1996.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3) Reflects no deduction for fees, expenses or taxes. It is not possible to directly invest in an unmanaged index.
(4) After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.


Fees and Expenses of the Small Company Value Portfolio


As a benefit of investing in the Portfolio, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold Portfolio shares, based on actual 2004 expenses.


Annual Portfolio Operating Expenses (expenses that are deducted from the Portfolio's assets, as a percentage of average daily net assets):


                                                              Investment Class    Institutional Class
                                                              ----------------    -------------------
Management Fees.........................................           0.85%                 0.85%
Distribution and Service (12b-1) Fees...................           0.25%                 None
Other Expenses..........................................           0.99%                 0.93%
                                                                   -----                 -----
Total Annual Portfolio Operating Expenses...............           2.09%*               1.78%*
                                                                   =====                =====

* Wilshire has voluntarily agreed to limit Total Annual Portfolio Operating Expenses to 1.50% for each class. This voluntary limit may be changed by Wilshire at any time, subject to approval by the Board of Directors.

Example:


This example helps you to compare the cost of investing in the Small Company Value Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) Total Annual Portfolio Operating Expenses (without fee waivers) remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses and performance may be higher or lower than those shown.

                                                              Investment Class    Institutional Class
                                                              ----------------    -------------------
1 Year..................................................            $212                 $181
3 Years.................................................            $655                 $560
5 Years.................................................           $1,124                $964
10 Years................................................           $2,421               $2,095




                     Dow Jones Wilshire 5000 Index Portfolio

The bar chart and the performance table below provide an indication of the risks of investing in the Index Portfolio by showing how Investment Class Shares of the Index Portfolio have performed in the past and by showing how the Portfolio's average annual total returns compare to those of a broad measure of market performance. The chart and table assume reinvestment of dividends and distributions. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


TOTAL
RETURN


2000           (11.07)%
2001           (11.49)%
2002           (21.32)%
2003             29.62%
2004             11.17%


During the periods shown in the bar chart, the highest return for a quarter was 17.71% (quarter ended 12/31/99) and the lowest return for a quarter was (16.90)% (quarter ended 9/30/02).


Average Annual Total Returns
(for the periods ended December 31, 2004)

                                                                                                  Since
                                                                    1 Year       5 Years       Inception(1)
Investment Class
  Return Before Taxes.........................................      11.17%       (2.25)%           0.95%
  Return After Taxes on Distributions(2)......................      10.77%       (2.56)%           0.65%
  Return  After  Taxes on  Distributions  and Sale of  Portfolio
      Shares(2)...............................................      7.26%        (2.09)%           0.62%



Dow Jones Wilshire 5000 Index(3)..............................      12.48%       (1.45)%           1.75%

Institutional Class(4)
  Return Before Taxes.........................................      11.56%       (1.95)%           1.25%
Dow Jones Wilshire 5000 Index(3)..............................      12.48%       (1.45)%           1.75%




(1) Inception date (commencement of investment operations) of the Investment Class and the Institutional Class was February 1, 1999.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3) Reflects no deduction for fees, expenses or taxes. It is not possible to directly invest in an unmanaged index.
(4) After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

Fees and Expenses of the Dow Jones Wilshire 5000 Index Portfolio

As a benefit of investing in the Portfolio, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold Portfolio shares, based on actual 2004 expenses.


Annual Portfolio Operating Expenses (expenses that are deducted from the Portfolio's assets, as a percentage of average daily net assets):


                                                              Investment Class    Institutional Class
                                                              ----------------    -------------------
Management Fees.........................................           0.10%                 0.10%
Distribution and Service (12b-1) Fees...................           0.25%                 None
Other Expenses..........................................           0.57%                 0.52%
                                                                   -----                 -----
Total Annual Portfolio Operating Expenses ..............           0.92%                 0.62%
                                                                   =====                 =====


Example:


This example helps you to compare the cost of investing in the Index Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Index Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) Total Annual Portfolio Operating Expenses remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses and performance may be higher or lower than those shown.

                                                              Investment Class    Institutional Class
1 Year..................................................            $94                   $63
3 Years.................................................            $293                 $199
5 Years.................................................            $509                 $346
10 Years................................................           $1,131                $774



                  MORE INFORMATION ABOUT INVESTMENTS AND RISKS

Wilshire serves as the investment adviser to the Portfolios. As part of its management and oversight of the Portfolios, Wilshire selects investment advisers to serve as Sub-Advisers, and determines the allocation of the Portfolios' assets among the selected Sub-Advisers through the use of sophisticated models. Each Sub-Adviser manages a portion of one or more of the Portfolios. Wilshire selects Sub-Advisers to manage the assets of the Portfolios, subject to approval of the Company's Board of Directors, based upon a due diligence process that focuses on, but is not limited to, each manager's philosophy and process, people and organization, resources, and performance.

Wilshire conducts its investment decision-making through an investment committee structure. The investment committee reviews the daily performance of the
Portfolios and the Sub-Advisers. Additionally, the risk profiles of the Portfolios and the Sub-Advisers are monitored closely to ensure compliance with stated investment guidelines. The investment committee maintains regular communication with the Sub-Advisers.

                                Style Portfolios

The Company offers focused exposure to four distinct segments of the U.S. market
- large company growth, large company value, small company growth and small company value. Wilshire establishes the parameters for "large company" and "small company" stocks. As of the date of this prospectus, large companies are defined as companies with market capitalizations of greater than approximately $1.9 billion, and small companies are defined as companies with capitalizations between approximately $165 million and $1.9 billion. The Style Portfolios' "growth" and "value" criteria generally follow the criteria of the Portfolios' respective benchmarks. Each Style Portfolio owns only securities within these parameters which correspond to that style. To maintain a proper style exposure in each Style Portfolio, the Sub-Advisers change the Style Portfolios' holdings as companies' characteristics change. A Sub-Adviser sells stocks that no longer meet the criteria of a particular Style Portfolio. For example, a Sub-Adviser may consider a stock to no longer be a value stock if its price advances strongly. Each Sub-Adviser seeks to maintain a fully invested position in the Style Portfolios at all times. This means that the Style Portfolios generally hold little uninvested cash, thus ensuring that you receive the full benefit of any market advances (however, it also means you will bear the full impact of any market declines). The number of securities eligible for investment by a Style Portfolio at any time varies.


The investment philosophies of the Sub-Advisers managing each Portfolio are described in more detail below. No assurance exists that any of the Portfolios will achieve its objectives.


Los Angeles Capital Management and Equity Research
Los Angeles Capital Management and Equity Research ("LA Capital") serves as a Sub-Adviser to the Index Portfolio and portions of each Style Portfolio. In managing its portion of each Style Portfolio, LA Capital uses its proprietary "Dynamic Alpha" stock selection model to seek to generate incremental returns above the Portfolio's benchmark, while attempting to control investment risk relative to the benchmark.

Each week LA Capital's investment team develops return forecasts for 45 different fundamental risk measures for the largest 3200 securities in the U.S. equity market. The team then develops forecasts for each security, based upon the security's exposure to these fundamental risk factors and the security's current price. Risk factors include valuation metrics (e.g. price to cash flow, price to earnings), performance metrics (e.g. return on invested capital, earnings momentum, profit margins), analyst forecasts (e.g. projected growth, estimate revision, earnings surprise), balance sheet strength (e.g. debt to equity, pension risk), market factors (e.g. size, beta, relative strength) and 15 different industry risks.

LA Capital generates portfolios based on the individual security forecasts and the goal of maintaining an acceptable risk profile relative to the benchmark. LA Capital generally decides to sell a security based on a decline in the security's alpha (excess return) score relative to the portfolio or the benchmark or for risk control purposes rather than as a result of achieving a predetermined price objective. LA Capital reserves the right to arbitrarily limit or modify a portfolio's holdings based upon a perceived risk or concern regarding a particular company's investment merits. However, these are highly unusual occurrences. LA Capital's portfolios are typically fully invested, with cash holdings generally representing less than 5% of the portfolio's value.

Bernstein Investment Research and Management
Bernstein Investment Research and Management ("Bernstein"), a unit of Alliance Capital Management, LP ("Alliance"), serves as a Sub-Adviser to the Large
Company Value Portfolio. Bernstein's approach to managing its portion of the Portfolio is value-based and price-driven. Bernstein believes that opportunity is created by risk-averse investors who tend to buy and sell based on emotional overreactions to events of the day, assuming that current conditions - good or bad - will remain unchanged. As a result, it believes that companies facing immediate problems are often shunned by investors, even if their long-term prospects remain sound, which may create compelling buying opportunities. Bernstein performs intensive fundamental research to seek to identify these buying opportunities in the marketplace.

Bernstein's Investment Policy Group takes a bottom-up approach to security selection. They relate the present value of each company's future cash flow, as forecast by Bernstein's analysts, to the current price of its stock. Solving for the internal rate of return, an expected rate of return is derived. The Investment Policy Group then ranks companies from the highest expected return to the lowest, with the companies at the top of the ranking being the most undervalued. The expected return for each stock is then adjusted for the Portfolio's timing risk, by evaluating revisions in consensus earnings estimates and relative return, and concentration risk, or the amount of risk added by a security to the portfolio relative to the benchmark, through use of a proprietary 19-factor risk model.


Once the risk analysis is complete, securities are re-ranked by risk-adjusted expected returns. The Investment Policy Group then selects approximately 150 securities for a model portfolio. Bernstein's portion of the Large Company Value Portfolio is based on the model portfolio, which is adjusted for Wilshire's investment restrictions and timing of cash flows. If selected, securities ranking in the top third of Bernstein's valuation universe are overweighted relative to the benchmark because in its view they represent the most undervalued stocks in that universe. Securities ranked in the middle third of Bernstein's universe, if selected, are market weighted to add diversification to the portfolio. If, over time, a security falls in ranking from the top third of the universe to the middle third, the position is trimmed back to a market weighting. If the security's ranking continues to fall into the bottom third of the universe, it is sold or, if it is a very large capitalization stock, it is underweighted.

Goldman Sachs Asset Management
Goldman Sachs Asset Management ("GSAM") serves as a Sub-Adviser to the Large Company Growth Portfolio. GSAM seeks a diversified portfolio of equity investments in large-cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration. GSAM's strategy emphasizes a company's growth prospects in analyzing equity investments to be purchased. Investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the portfolio's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Growth Index. GSAM's investments in fixed-income securities are limited to securities that are considered cash equivalents.

GSAM decisions to buy, sell or change a position in a security are functions of the security's expected return and risk characteristics. GSAM uses an optimizer which determines the portfolio that it believes maximizes expected return for a given level of risk net of expected transaction costs.

Delaware Management Company
Delaware Management Company, a series of Delaware Management Business Trust ("Delaware"), serves as a Sub-Adviser to the Large Company Growth Portfolio. Delaware believes that superior returns can be realized through holding a concentrated portfolio of companies with superior business models and opportunities to generate consistent, long-term growth of intrinsic business value. Fundamental research plays a central role in Delaware's bottom-up investment management process, which emphasizes growth in intrinsic business value rather than accounting earnings. Delaware seeks attractive absolute valuation based on future cash generation, and believes that a long-term horizon creates opportunities to exploit under-appreciated change. Delaware's focus on concentrated portfolios may increase the Portfolio's volatility compared to more diversified funds.

Delaware may sell a security when the security's fundamental characteristics change, the issuer experiences an earnings reversal, Delaware believes the security's valuations have exceeded fair value, as measured by Delaware's intrinsic valuation model, or as required by portfolio dynamics (i.e., Delaware finds what it believes to be a better opportunity as a result of its investment process ).

NWQ Investment Management Company, LP
NWQ Investment Management Company, LP ("NWQ") serves as a Sub-Adviser to the Small Company Value Portfolio. NWQ seeks to provide superior risk-adjusted returns through an analyst-driven value-oriented process. NWQ invests in companies which it believes are undervalued and where it believes catalysts exist to unlock value or improve profitability regardless of market movements or industry developments. Such catalysts can be new management, improving fundamental characteristics, renewed management focus, industry consolidation or company restructuring. Catalysts can also include free options or hidden assets that are not being correctly valued by the market. Investment decisions are made on an opportunistic basis, capitalizing on NWQ's evaluation of situations created by investor over-reaction, misperception and short-term focus. NWQ looks for low expectation stocks that it believes possess positive risk/reward characteristics and may be overlooked by Wall Street.

NWQ's stock selection process is driven by rigorous bottom-up fundamental research that begins with a universe encompassing approximately 2,000 companies. Special situation stocks, including American Depository Receipts, are occasionally included in the universe. Quantitative measures include price-to-cash flow, price-to-sales, price-to-earnings, price-to-book and earnings quality. Qualitatively, NWQ focuses on management strength, corporate strategy, competitive position and shareholder value orientation. NWQ does extensive bottom-up research on each current and potential common stock holding, having direct contact with corporate management and assessing the expected risk/reward ratio of an investment to determine the absolute downside versus the expected upside. Upon identifying stocks with attractive valuation characteristics and with catalysts that NWQ expects to drive investment results, NWQ selects approximately 40-70 securities for the portfolio.

NWQ continually monitors all of its portfolio holdings and generally performs a rigorous, objective review on any investment that declines materially in price. NWQ typically either eliminates or trims positions when NWQ believes a security no longer meets the three criteria at the core of its investment discipline: attractive valuation, favorable risk/reward ratio and belief in a catalyst.

Kalmar Investment Advisers
Kalmar Investment Advisers ("Kalmar") serves as a Sub-Adviser to the Small Company Growth Portfolio. Kalmar practices a "growth-with-value" approach to small company investing, which seeks to identify high quality, vigorously growing businesses before they are widely discovered by other institutional investors. Kalmar's intent is to make long-term investments in companies that are adding significant value to their businesses by purchasing securities of such companies at valuation levels that Kalmar expects to materially increase as other investors learn of the success of such companies.

Kalmar's investment team generates potential investment ideas using a variety of overlapping search techniques including knowledge of the small company universe resulting from the investment team's substantial research experience and meeting directly with management of small companies. Investment research at the firm is primarily "bottom-up" analysis of companies as the investment team looks for such criteria as proven and sustainable double-digit growth in revenue and earnings per share ("EPS") together with stocks that it considers reasonably priced relative to EPS, cash flow, revenues and enterprise value. Through the bottom-up stock selection process, Kalmar seeks to avoid concentrated sector bets and to diversify investments both by company size and company growth character. Kalmar's sell discipline is driven by the firm's ongoing research and judgment of the evolving reward-to-risk relationship with respect to each holding.

Pzena Investment Management, LLC
Pzena Investment Management, LLC ("Pzena") serves as a Sub-Adviser to the Large Company Growth Portfolio. Pzena has a "classic" value investment philosophy; it seeks to buy very good businesses at very low prices. Pzena focuses exclusively on companies that it believes are underperforming their historically demonstrated earnings power. The firm applies intensive fundamental research to such companies in an effort to determine whether the problems that caused the earnings shortfalls are temporary or permanent. Pzena invests in a company only when it judges that the company's problems are temporary, the company's management has a viable strategy to generate earnings recovery, and Pzena believes there is meaningful downside protection in case the earnings recovery does not materialize. Pzena believes that a concentrated portfolio focused exclusively on companies such as these will generate meaningful returns for long-term investors. This concentration may increase the Portfolio's volatility compared to more diversified funds.

Pzena generally sells a security when Pzena believes it reaches fair value, there are more attractive opportunities available, or there is a change in the fundamental characteristics of the issuer. In this way, Pzena attempts to avoid "emotional" input and to focus on the pure valuation level of each company.

                               The Index Portfolio

The Index Portfolio provides exposure to the U.S. stock market as a whole by investing primarily in the common stocks of companies included in the Index. The Index is an unmanaged capitalization weighted index of over 6,000 U.S. equity securities and includes all the U.S. stocks regularly traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ over-the-counter market. The Index Portfolio normally holds stocks representing at least 90% of the Index's total market value, which is between 1,000 and 2,500 stocks.

LA Capital manages the Index Portfolio using an enhanced stratified sampling investment approach. Stratified sampling uses sector weighting and portfolio characteristic profiling to keep the portfolio within acceptable parameter ranges relative to the benchmark. In addition, LA Capital seeks to add value above the return of the benchmark by incorporating LA Capital's analysis of a variety of factors which impact equity returns with a goal of generating enough incremental return to offset Portfolio expenses.

Over time, LA Capital expects the correlation between the performance of the Index and the Index Portfolio to be over 0.9 before the deduction of Index Portfolio expenses. A correlation of 1.00 would indicate that the Index Portfolio's performance exactly matched that of the Index. The Index Portfolio's ability to track the Index's performance will be affected by factors such as the Index Portfolio's expenses, changes in stocks represented in the Index, the results of LA Capital's performance enhancement activities, and the timing and amount of sales and redemptions of Index Portfolio shares.


                              Temporary Investments

During adverse market or economic conditions, or to meet large withdrawals, a Portfolio may temporarily invest all or a part of its assets in defensive investments. These investments include U.S. government securities and high quality U.S. dollar-denominated money market securities, including certificates of deposit, bankers' acceptances, commercial paper, short-term debt securities and repurchase agreements. When following a defensive strategy a Portfolio will be less likely to achieve its objective.

                                Risk Information

Investing in the Portfolios involves the following principal risks:

Equity Risk. The principal risk of investing in the Portfolios is equity risk. This is the risk that the prices of stocks held by a Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company's particular circumstances.


Index Risk. There is a risk that the Index Portfolio's performance may not match the Index exactly. The Index Portfolio does not hold every stock contained in the Index and the performance of the stocks held in the Index Portfolio may not track exactly the performance of the stocks held in the Index. Furthermore, unlike the Index, the Index Portfolio incurs administrative expenses and transaction costs in trading stocks.

Style Risk. Another risk of investing in a Style Portfolio is the risk that the Portfolio's style will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.


Small Cap Risk. The small-cap companies in which the Small Company Growth and Small Company Value Portfolios invest present additional risks. These companies may be in the developmental stage or may be older companies undergoing significant changes. They may be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies. As a result, their prices may rise and fall more sharply.


                        Disclosure of Portfolio Holdings

A description of the Company's policies and procedures relating to disclosure of portfolio holdings is available in the Portfolios' Statement of Additional Information and on the Company's website at www.wilshirefunds.com. The Portfolios' complete portfolio holdings data will be made available monthly on its website at the http://www.wilfunds.com/holdings_reports/index.htm link, generally on the first business day following the 20th calendar day after month end. Such information will remain available on the website until the information is filed with the Securities and Exchange Commission (the "SEC") on Form N-Q or Form N-CSR (which are typically filed within 60 days of the end of the applicable quarter).




                          MANAGEMENT OF THE PORTFOLIOS

                               Investment Adviser


Wilshire is the investment adviser for the Portfolios. Wilshire is located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401. It was formed in 1972 and as of March 31, 2005, managed approximately $11.6 billion in assets. Wilshire also provides investment technology products and investment consulting and private equity investment services.

Wilshire conducts its investment decision-making through an investment committee structure. The investment committee consists of senior level investment professionals with significant investment experience. The investment committee is currently comprised of Chip Castille, Lawrence Davanzo, Helen Thompson, Alex Chaloff, Lisa Laird and Michael Tito. Mr. Castille is the Chairman of the investment committee.

The Portfolios paid Wilshire the advisory fees shown below during 2004.

                                                         Management fee as a % of average
Portfolio                                               daily net assets of the Portfolio
---------                                               ---------------------------------
Large Company Growth Portfolio                                        0.75%
Large Company Value Portfolio                                         0.75%
Small Company Growth Portfolio                                        0.00%
Small Company Value Portfolio                                         0.24%
Dow Jones Wilshire 5000 Index Portfolio                               0.10%


The advisory agreement between the Company and Wilshire (the "Agreement") permits the Board of Directors and Wilshire to retain sub-advisers to the Portfolios in certain circumstances without stockholder approval. Under the Agreement, Wilshire may charge annual fees of up to 0.75% of average daily net assets for the Large Company Growth and Value Portfolios, up to 0.85% of average daily net assets for the Small Company Growth and Value Portfolios and 0.10% of the average daily net assets of the Index Portfolio. Since July 22, 2004, Wilshire has voluntarily waived advisory fees and reimbursed expenses of the Small Company Growth and Small Company Value Portfolios so that total annual portfolio operating expenses of each Portfolio will not exceed 1.50% of the average daily net assets of its Investment Class shares and Institutional Class shares until further notice. This voluntary fee waiver/reimbursement may be terminated or modified at any time, subject to approval of the Board of Directors. A discussion regarding the basis for the Board of Directors' approval of the Agreement is available in the Statement of Additional Information and will be available in the semi-annual report to shareholders for the period ended June 30, 2005.


                             Investment Sub-Advisers


The SEC has issued an order (the "Order") to Wilshire, exempting it from the 1940 Act requirement to submit to shareholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not "affiliated persons" of Wilshire, as defined in the 1940 Act, to manage all or portions of the Portfolios, subject to the Board of Directors' approval. Wilshire is responsible for, among other things, setting each Portfolio's investment strategy and structure, identifying sub-advisers, ongoing monitoring and evaluation of sub-advisers, implementing procedures to ensure that sub-advisers comply with the Portfolios' investment objectives, policies, guidelines and restrictions, terminating sub-advisers (subject to the Board of Directors' approval) and reallocating assets among sub-advisers. Shareholders will be notified of, and provided with information regarding, Wilshire's retention of new sub-advisers or any material amendments to sub-advisory agreements, within 90 days of either occurrence.

Each Sub-Adviser's fees are paid by Wilshire. A discussion regarding the basis for the Board of Directors' approval of each sub-advisory agreement is available in the Statement of Additional Information and will be available in the semi-annual report to shareholders for the period ended June 30, 2005. The Statement of Information also provides additional information regarding the individual portfolio managers responsible for management of each Portfolio, including their compensation, other accounts managed, and ownership of shares in the Portfolio.

LA Capital
Wilshire entered into a sub-advisory agreement with LA Capital, effective April 15, 2003, to manage the Dow Jones Wilshire 5000 Index Portfolio and portions of the Large Company Growth, Large Company Value, Small Company Growth and Small Company Value Portfolios, subject to the supervision of Wilshire and the Company's Board of Directors. LA Capital is located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025 and as of March 31, 2005 managed approximately $3.2 billion in assets. Thomas D. Stevens, the President of LA Capital, is the primary portfolio manager of the Portfolios. From 1980 until LA Capital was formed in April 2002, Mr. Stevens was employed by Wilshire, where he served as a Senior Managing Director and Principal.

Alliance
Wilshire entered into a sub-advisory agreement with Alliance, effective April 9, 2003, for its Bernstein Investment Research and Management unit to manage a portion of the Large Company Value Portfolio, subject to the supervision of Wilshire and the Company's Board of Directors. Bernstein services the former investment research and management business of Sanford C. Bernstein & Co., Inc. ("SCB"), a registered investment adviser and broker/dealer acquired by Alliance in October 2000 that had managed value-oriented investment portfolios since 1967. Alliance is located at 1345 Avenue of the Americas, New York, New York 10105, and as of March 31, 2005, managed approximately $534 billion in assets. Marilyn Fedak, John Mahedy, John Phillips and Chris Marx are co-portfolio managers of Bernstein's portion of the Large Company Value Portfolio. Ms. Fedak has been Chief Investment Officer of the US Value Equities Group and chairman of the US Value Equity Investment Policy Group since 1993. In 2003, she became head of the Bernstein Value Equities Business. She serves on Alliance's Executive Committee, a group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Ms. Fedak served on the board of directors of SCB from 1994 until its combination with Alliance in 2000. Previously, she had been a senior portfolio manager since joining the firm in 1984. She is a Chartered Financial Analyst. Mr. Mahedy was named co-Chief Investment Officer of the US Value Equities Group in 2003. He continues to serve as Director of Research of US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst in Bernstein's institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001 and the oil services industry from 1988 to 1991. He is a Certified Public Accountant. Mr. Phillips is a senior portfolio manager and member of the US Value Equity Investment Policy Group. He joined the firm in 1994. He is also chairman of Bernstein's Proxy Voting Committee and is a Chartered Financial Analyst. Mr. Marx is a senior portfolio manager and member of the US Value Equity Investment Policy Group. He joined the firm in 1997 as a research analyst and has covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco.

GSAM
Wilshire entered into a sub-advisory agreement with GSAM, effective September 30, 2004, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Company's Board of Directors. GSAM is located at 32 Old Slip, 23rd Floor, New York, New York 10005, and as of December 31, 2004, managed approximately $421.7 billion in assets. GSAM's portion of the Large Company Growth Portfolio is managed by GSAM's Global Quantitative Equity Team ("GQET") headed by Gary Chropuvka, CFA, President and Head of Portfolio Implementation for the GQET, and Melissa R. Brown, CFA, Senior Portfolio Manager of GSAM. Mr. Chropuvka is a member of the GQET Investment Policy Committee. He joined GSAM in March 1998. Prior to this, Mr. Chropuvka spent four years with Morgan Stanley's Correspondent Clearing Group. Ms. Brown is the senior portfolio manager responsible for U.S. portfolios for the GQET. She has over 20 years experience in the industry. For the 15 years prior to joining Goldman in 1998, she was the Director of Quantitative Equity Research for Prudential Securities, where her primary function was to research, develop, and deliver stock valuation analysis and ratings as well as an overall quantitative market perspective.

Delaware
Wilshire entered into a sub-advisory agreement with Delaware, effective May 2, 2005, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Company's Board of Directors. Delaware is located at One Commerce Square, Philadelphia, PA 19103, and as of March 31, 2005, Delaware and its affiliates managed approximately $90 billion in assets. Day to day management of Delaware's portion of the Large Company Growth Portfolio is the responsibility of portfolio managers Jeffery S. Van Harte, CFA, Christopher J. Bonavico, CFA, Daniel J. Prislin, CFA, Christopher M. Ericksen, CFA and Patrick G. Fortier, CFA, each of whom joined Delaware in April, 2005. Prior to joining Delaware, each portfolio manager was a principal and portfolio manager at Transamerica Investment Management, LLC ("TIM"), which previously managed the portion of the Portfolio managed by Delaware. Mr. Van Harte is Chief Investment Officer for Delaware. Prior to this, he was Executive Vice President and Head of Equity Investments at TIM, where he was the Lead Manager for the Transamerica Premier Equity Fund and also managed sub-advised funds and institutional separate accounts in TIM's large growth discipline. Prior to portfolio management responsibilities at TIM, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. He has 25 years of investment experience. Messrs. Bonavico and Prislin are Senior Portfolio Manager/Analysts and Messrs. Ericksen and Fortier are Portfolio Manager/Analysts for Delaware. Prior to joining Delaware, Messrs. Bonavico and Prislin had been at TIM since 1993 and 1998, respectively. Before joining TIM, Mr. Bonavico was a research analyst for Salomon Brothers, and Mr. Prislin was an assistant portfolio manager with Franklin Templeton. Prior to joining Delaware, Messrs. Ericksen and Fortier had been at TIM since 2004 and 2000, respectively. Before joining TIM, Mr. Ericksen was a Vice President at Goldman Sachs, and Mr. Fortier was an equity research analyst for Olde Equity Research. Messrs. Bonavico, Prislin, Ericksen and Fortier have 17 years, ten years, 11 years and ten years, respectively, of investment experience.

NWQ
Wilshire entered into a sub-advisory agreement with NWQ, effective September 30, 2004, to manage a portion of the Small Company Value Portfolio, subject to the supervision of Wilshire and the Company's Board of Directors. NWQ is located at 2049 Century Park East, 4th Floor, Los Angeles, California 90067, and as of March 31, 2005, managed approximately $33.8 billion in assets. Phyllis G. Thomas, CFA is the portfolio manager of NWQ's portion of the Portfolio. Ms. Thomas joined NWQ in 1990, and previously managed institutional portfolios for the Boston Company and Standard Investment Management Company.

Kalmar
Wilshire entered into a sub-advisory agreement with Kalmar, effective December 31, 2004, to manage a portion of the Small Company Growth Portfolio, subject to the supervision of Wilshire and the Company's Board of Directors. Kalmar is located at 3701 Kennett Pike, Wilmington, Delaware 19807, and as of March 31, 2005, the firm and its affiliates managed approximately $2.1 billion in assets (of which approximately $780 million was managed by Kalmar). Ford Draper, Jr., Dana Walker and Greg Hartley lead Kalmar's investment team. Mr. Draper is the President and Chief Investment Officer at Kalmar and has 38 years of experience in investment research and portfolio management. He founded Kalmar in 1996 and Kalmar Investments, Inc., an affiliated investment adviser which provides investment management services to separately managed accounts, in 1982. He has conducted research on a broad range of business models covering most sectors in the economy. Mr. Walker joined Kalmar in 1986 and has 23 years experience in investment research and management. He focuses on the retail, health care, manufacturing and materials sectors with a special knowledge of filtration, distribution-based business and certain areas of business service. Mr. Hartley joined Kalmar in 1993 and has 22 years of experience in investment research and management. His investment focus is on the financial services, retail, industrial, technology, and transportation/logistics sectors.

Pzena
Wilshire entered into a sub-advisory agreement with Pzena, effective December 31, 2004, to manage a portion of the Large Company Value Portfolio, subject to the supervision of Wilshire and the Company's Board of Directors. Pzena is located at 120 West 45th Street, 34th Floor, New York, New York 10036, and as of March 31, 2005, the firm managed approximately $11.78 million in assets. Pzena's investment team consists of Richard S. Pzena, John P. Goetz and A. Rama Krishna. Mr. Pzena is the founder, Managing Principal and Chief Executive Officer of the firm. Prior to forming Pzena in 1995, Mr. Pzena was the Director of U.S. Equity Investments and Chief Research Officer for Sanford C. Bernstein & Company. He joined Bernstein in 1986. Mr. Goetz is a Managing Principal and Research Director at the firm. Prior to joining Pzena in 1996, Mr. Goetz held a range of positions at Amoco Corporation for over 14 years, most recently as the Global Business Manager for Amoco's $1 billion polypropylene business. His prior positions include strategic planning, joint venture investments and project financing in various oil and chemical businesses. Mr. Krishna is a Managing Principal and a Portfolio Manager of Large Cap Value at the firm and a Chartered Financial Analyst. Prior to joining Pzena in 2003, Mr. Krishna was Chief Investment Officer and a member of the Citigroup Management Committee at Citigroup Asset Management. He was previously Director of International Equity Research, Portfolio Manager, International Equities and Chief Investment Officer, Emerging Markets Equities at Alliance Capital Management in New York, London and Tokyo.



                          Service and Distribution Plan


Each Portfolio has adopted a Service and Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for its Investment Class Shares (the "Plan"). The Plan authorizes payments by the Investment Class Shares annually of up to 0.25% of the average daily net assets attributable to each Portfolio's Investment Class Shares to finance distribution of those Shares and services to its shareholders. Payments may be made under the Plan to securities dealers and other financial intermediaries who provide services such as answering shareholders' questions regarding their accounts, providing shareholders with account statements and trade confirmations and forwarding prospectuses and shareholder reports. Distribution expenses covered by the Plan include marketing and advertising expenses and the costs of printing prospectuses for prospective investors. Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than other types of sales charges.

Each Portfolio has also adopted a shareholder services plan for its Investment and Institutional Class Shares which authorizes payments by the Investment Class Shares annually of up to 0.20% and Institutional Class Shares annually of up to 0.15% of the average daily net assets attributable to Investment and Institutional Class Shares for certain non-distribution shareholder services provided by financial intermediaries.

                             SHAREHOLDER INFORMATION

                           How To Buy Portfolio Shares

You may buy shares without a sales charge on any day when the New York Stock Exchange ("NYSE") is open for business (referred to as a business day). We reserve the right to reject or limit any purchase order or suspend the offering of a Portfolio's shares if we believe it is in a Portfolio's best interest to do so. The Portfolios do not issue share certificates.

Minimum Investments

The minimum initial investments in a Portfolio are as follows:

o Investment Class Shares. The minimum initial investment in each Style Portfolio is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. The minimum initial investment in the Index Portfolio is $1,000. Subsequent investments for all Portfolios must be at least $100. The minimum investments do not apply to certain employee benefit plans.

o Institutional Class Shares. The minimum initial investment is $250,000. Subsequent investments must be at least $100,000.

Your initial investment must be accompanied by an Account Application. You may obtain an Account Application by calling 1-888-200-6796. We may waive or change investment minimum requirements at any time.

You may purchase shares through your financial adviser or brokerage account simply by telling your adviser or broker that you wish to purchase shares of a Portfolio. Your adviser or broker will then transmit a purchase order and payment to the Portfolio on your behalf. Your adviser or broker may require a different minimum investment or impose additional limitations on buying and selling shares and may charge a service or transaction fee.

You also may purchase shares directly from us as follows:

(1) Checks. Checks should be made payable to "Wilshire Mutual Funds, Inc." For subsequent investments, your Portfolio account number should appear on the check. Payments should be mailed to:

                           Wilshire Mutual Funds, Inc.
                                  c/o PFPC Inc.
                                  P.O. Box 9807
                              Providence, RI 02940

                    If you are mailing via overnight courier:

                           Wilshire Mutual Funds, Inc.
                                  c/o PFPC Inc.
                                 760 Moore Road
                            King of Prussia, PA 19406

Include your investment slip or, when opening a new account, your Account Application, indicating the name of the Portfolio. No investments may be made by third party checks.

(2) Wire Payments. You can pay by wire if your bank account is maintained at a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Send funds by wire to:


        PNC Bank
        Pittsburgh, PA
        ABA No:  031000053
        Account Number:  8606905548
        FFC: [Name of Fund]
        FBO: [Insert shareholder name and account number.]


If your initial purchase of Portfolio shares is by wire, please call 1-888-200-6796 after completing your wire payment to obtain your Portfolio account number. Please include your Portfolio account number on the Account Application and promptly mail the Account Application to us, as no redemptions will be permitted until the Account Application is received. Your bank may charge a wire fee.

(3) Accumulation Plan (Investment Class Shares only). The Accumulation Plan permits you to purchase shares (minimum of $100 per transaction) at regular intervals. This may be a convenient way for you to invest for long-term and intermediate financial goals. Shares are purchased by electronically transferring funds from the bank account you designate. Your bank account will be debited in an amount you specify, and shares will be purchased once a month, on either the first or fifteenth day, or twice a month, on both days, however you designate. You may only designate an account maintained at a domestic financial institution which is an Automated Clearing House member. To establish an Accumulation Plan account, you must file an authorization form with us. You may obtain the necessary authorization form by calling 1-888-200-6796. You may cancel your participation in the Accumulation Plan or change the amount of purchase at any time by mailing written notification to Wilshire Mutual Funds, Inc., c/o PFPC Inc., P.O. Box 9807, Providence, RI 02940. The notification will be effective three business days after we receive it. We may modify or terminate this privilege at any time or charge a service fee. No such fee currently is charged.

(4) Electronic Funds Transfer. You may make subsequent investments (minimum of $100 per transaction) by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit funds through the Automated Clearing House to:

        PNC Bank
        Wilshire Mutual Funds, Inc. --[Portfolio Name]
        [Shareholder Account Number]
        Account of [Registered Shareholder]


The USA PATRIOT Act of 2001 requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the Account Application, you will be required to supply the Company with information, such as your taxpayer identification number, that will assist the Company in verifying your identity. Until such verification is made, the Company may temporarily limit additional share purchases. In addition, the Company may limit additional share purchases or close an account if it is unable to verify a customer's identity. As required by law, the Company may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement located on the back cover of this prospectus.


                          How To Sell Portfolio Shares


You may sell your shares back to a Portfolio (known as redeeming shares) on any business day without a redemption fee. Please note that the Company seeks to prohibit short-term trading, as described under "Right to Reject Purchase or Exchange Orders" below, and if you redeem newly purchased shares, the Company reserves the right to reject any further purchase orders from you. A Portfolio may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Portfolio cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Portfolio to suspend redemptions. We reserve the right to impose a redemption fee in the future.


You may redeem your shares in a Portfolio as follows:

(1) By Telephone. You may redeem your shares by telephone if you have checked the appropriate box on your Account Application or you have filed a Shareholder Services Form with us authorizing telephone redemption. Call 1-888-200-6796 with your account number, the amount of redemption and instructions as to how you wish to receive your funds.

    o Telephone Redemption by Check. We will make checks payable to the name in which the account is registered and normally will mail the check to you at your address of record within seven days after we receive your request. Any request for redemption proceeds made within 60 days of changing your address of record must be in writing with the signature guaranteed.

    o Telephone Redemption by Wire. We accept telephone requests for wire redemptions of at least $1,000 per Portfolio. We will send a wire to either a bank designated on your Account Application or in a subsequent letter with a guaranteed signature. Your designated bank must be a member of the Federal Reserve System or a correspondent bank. We normally wire proceeds on the next business day after we receive your request.

(2) By Mail. You may also redeem your shares by mailing a request to Wilshire Mutual Funds, Inc., P.O. Box 9807, Providence, RI 02940. If you are mailing via overnight courier, send your request to Wilshire Mutual Funds, Inc., c/o PFPC Inc., 760 Moore Road, King of Prussia, PA 19406. We normally will mail a check to you at your address of record within seven days after we receive your request. Your letter should state the name of the Portfolio and the share class, the dollar amount or number of shares you are redeeming, and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all owners must sign. We require a signature guarantee for each signature on your redemption letter
(i) if you redeem more than $50,000, (ii) if proceeds are to be paid to someone other than the registered holder of shares, or (iii) if the investor's address of record has changed within the past 60 days.


Signature Guarantees. If a signature guarantee is required you must have a medallion signature guarantee from an eligible guarantor. A notarized signature is not sufficient. You can obtain a medallion signature guarantee from a domestic bank or trust company, broker dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.


Involuntary Redemption. We may redeem all shares in your account if their value falls below $500 in the case of Investment Class Shares, or $150,000 in the case of Institutional Class Shares, as a result of redemptions (but not as a result of a decline in their net asset value). We will notify you in writing and give you 45 days to increase the value of your account to at least $500 in the case of Investment Class Shares, and $150,000 in the case of Institutional Class Shares.


Redemption Proceeds. You cannot redeem shares until we have received your Account Application. If you purchased your shares by check, you may not redeem shares until the check clears, which may take up to 15 days following purchase. Although we will delay the processing of the redemption until the check clears, your shares will be valued at the next determined net asset value after we receive your redemption order.

We may pay your redemption proceeds wholly or partly in securities. This would happen only in the rare instance that Wilshire and a Portfolio's Sub-Advisers believe it would be in the Portfolio's best interest not to pay redemption proceeds in cash. When you sell these securities you will pay brokerage commissions.

If you choose to receive distributions in cash and distribution checks are returned as undeliverable, or remain uncashed for six months, we will change your account so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Portfolio. No interest is paid during the time a redemption check is outstanding.

Telephone Transactions. If you authorize telephone transactions, bear in mind that you may be responsible for any fraudulent telephone transaction in your account so long as the Company and its service providers follow reasonable procedures to protect against unauthorized transactions. All telephone calls are recorded for your protection and you will be asked for information to verify your identification. You may have difficulty reaching us by telephone to request a redemption of your shares. In that case you may mail your redemption request to the address stated above.

                                Pricing of Shares


When you purchase shares of either class of a Portfolio, the price you pay per share is the net asset value of the shares next determined after we receive your purchase request in good order. Similarly, the price you receive when you redeem your shares is the net asset value of the shares next determined after we receive your redemption request in good order. We calculate the net asset value per share of each class of each Portfolio at the close of business on the NYSE (generally, 4:00 p.m. Eastern time) on each business day. Portfolio shares are not priced on the days on which the NYSE is closed for trading. Net asset value per share of a class of shares of a Portfolio is calculated by adding the value of the individual securities and other assets held by the Portfolio and attributable to that class, subtracting the liabilities of the Portfolio attributable to that class, and dividing by the total number of the shares outstanding of that class of the Portfolio.

We value each individual security a Portfolio holds by using market quotations; if a current market quotation is not readily available or we believe it does not reflect the security's true value, a fair value is determined in accordance with policies adopted by the Board of Directors of the Company. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Company calculates net asset value, the Company's Fair Value Committee will determine the security's fair value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its net asset value.



                        How to Exchange Portfolio Shares


You may exchange your shares in a Portfolio for shares of the same class of another Portfolio. You also may exchange shares of one class for shares of another class of the same Portfolio, provided you meet the eligibility requirements (including minimum investment amounts) for purchase. In addition, you can also exchange shares of a Portfolio for shares of the American Advantage Money Market Fund, provided you meet the purchase eligibility requirements. Note that exchanges from one Portfolio to another Portfolio or to the Money Market Fund are taxable transactions while exchanges from one class to another class of the same Portfolio are not taxable transactions. The Company currently offers in other prospectuses other classes of shares of the Index Portfolio, which are subject to the same management fees and other expenses but may be subject to different distribution and/or shareholder servicing fees.


You may exchange shares through your financial adviser or broker or directly through the Company as follows:

(1) By Mail. You may make an exchange by writing to us at Wilshire Mutual Funds, Inc., P.O. Box 9807, Providence, RI 02940. Your letter should state the name of the Portfolio and share class you are exchanging, the number of shares you are exchanging and the name of the Portfolio and share class you are acquiring, as well as your name, account number and taxpayer identification or social security number.

(2) By Telephone. Call us at 1-888-200-6796 and give us the information stated above under "By Mail". To exchange shares by telephone, you must have authorized telephone exchanges on your Account Application or have filed a Shareholder Services Form with us authorizing telephone exchanges.

o Shares will be exchanged at their net asset value next determined after we receive your exchange request.

o   We reserve the right to reject any exchange request in whole or in part.

o We may modify or terminate the availability of exchanges at any time with notice to shareholders.


o You should read the prospectus of the Portfolio or Money Market Fund whose shares you are acquiring.


                   Right to Reject Purchase or Exchange Orders


You should make purchases and exchanges for investment purposes only. Short-term or other excessive trading into and out of the Portfolios may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Company's Board of Directors has adopted a policy pursuant to which the Company attempts to prohibit market timing. The Company does not accommodate market timing and reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading. In general, the Company considers redemptions of shares within five days of purchase to be excessive, and it may limit exchange activity to four exchanges within one calendar year period, although exceptions may be made for certain redemptions that do not indicate market timing strategies, such as portfolio rebalancing programs of institutional investors and systematic withdrawal programs, subject to approval by the Company's Chief Compliance Officer. To the extent practicable, such restrictions are applicable to omnibus accounts, as well as accounts held by shareholders directly with the Company. Wilshire contractually requires that financial intermediaries which hold omnibus accounts in the Portfolios provide best efforts in assisting Wilshire in determining whether any market timing activity is occurring, and allowing Wilshire to reject trades from any individuals engaging in what it deems to be excessive trading. If the Company rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Company to prevent excessive trading, there is no guarantee that the Company or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Company and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Portfolios receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements.


                                Retirement Plans

The Company offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts" and 403(b)(7) Plans. Plan support services also are available. To obtain details please call 1-888-200-6796.

                      DIVIDEND AND DISTRIBUTION INFORMATION

Each Portfolio intends to pay any dividends and capital gain distributions at least once a year. You may have dividends or capital gains distributions of a Portfolio automatically reinvested at net asset value in additional shares of the Portfolio, or you may elect to receive them in cash. The election will be made at the time you complete your Account Application. You may change this election by notifying us in writing at any time before the record date for a particular dividend or distribution. There are no sales or other charges for the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that a Portfolio will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of a Portfolio.

The value of your shares will be reduced by the amount of any dividends and distributions. If you purchase shares shortly before the record date for a dividend or distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

                                 TAX INFORMATION

A Portfolio's distributions will consist of net investment income and capital gains, which are generally taxable to you at different rates depending on the length of time the Portfolio holds its assets. Dividends out of net investment income and distributions of realized short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates. A Portfolio's distributions may be subject to federal, state or local taxes whether you receive them in cash or reinvest them in additional shares of the Portfolio. An exchange of a Portfolio's shares for shares of another Portfolio will be treated for tax purposes as a sale of the Portfolio's shares, and any gain you realize on the exchange may be taxable. Foreign shareholders may be subject to special withholding requirements.

This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of your investment in a Portfolio.

                              FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the financial performance of the Portfolios' shares for the past five years. Certain information reflects the financial performance of a single share. The total returns in each table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Portfolios' financial statements and related notes, is included in the annual report, which is available on request.

                         LARGE COMPANY GROWTH PORTFOLIO
            For a Portfolio Share Outstanding Throughout Each Period.


                                                                     Investment Class Shares
                                                                       Four Month
                                                                       ----------
                                           Year Ended December 31,    Period Ended         Year Ended August 31,
                                           -----------------------    ------------   -----------------------------------
                                              2004          2003        12/31/021       2002        2001         2000
                                              ----          ----        ---------       ----        ----         ----
Net asset value, beginning of period........ $29.83       $ 23.59         $24.22       $ 29.12     $ 46.36     $ 36.37
                                             ------       -------         ------       -------     -------     -------

Income/(loss) from investment
  operations:
Net investment income/(loss)***.............  0.04         (0.05)          0.02         0.04       (0.08)       (0.12)
Net realized and unrealized gain/(loss)
  on investments and futures contracts......  1.96          6.29          (0.61)       (4.86)      (16.65)      10.55
                                              ----          ----          ------       ------      -------      -----

Total from investment operations............  2.00          6.24          (0.59)       (4.82)      (16.73)      10.43
                                              ----          ----          ------       ------      -------      -----

Less distributions:
Dividends from net investment income........ (0.03)           --          (0.04)           --           --         --
Distributions from capital gains............    --            --              --       (0.08)       (0.51)     (0.44)
                                              ----          ----          ------       ------      -------      -----

Total distributions......................... (0.03)           --          (0.04)       (0.08)       (0.51)      (0.44)
                                              ----          ----          ------       ------      -------      -----
Net asset value, end of period.............. $31.80       $ 29.83         $23.59       $ 24.22     $ 29.12     $ 46.36
                                             ======       =======         ======       =======     =======     =======
Total return2 .............................. 6.70%         26.45%       (2.42)%**     (16.61)%    (36.33)%      28.84%
                                             =====         ======       =========     ========    ========      ======

Ratios to average net
  assets/supplemental data:
Net assets, end period (in 000's)...........$410,332      $365,658       $243,890     $249,328    $354,633     $656,711
Operating expenses excluding custody         1.44%
  earnings credit...........................               1.37%          0.95%*        0.90%       0.84%       0.84%
Operating expenses including                 1.43%
  reimbursement/waiver/custody earnings
  credit....................................               1.36%          0.95%*        0.89%       0.83%       0.83%
Operating expenses excluding                 1.44%
  reimbursement/waiver/custody earnings
  credit....................................               1.47%          1.45%*        0.90%       0.84%       0.84%
Net investment income/(loss) including       0.11%
  reimbursement/waiver/custody earnings
  credit....................................              (0.20)%         0.28%*        0.14%      (0.23)%     (0.28)%
Portfolio turnover rate.....................  121%          93%           21%**          47%         43%         50%



-----------------------------
*   Annualized.
**  Non-annualized.
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2) Total return represents aggregate total return for the period indicated.

                         LARGE COMPANY GROWTH PORTFOLIO
            For a Portfolio Share Outstanding Throughout Each Period.

                                                                    Institutional Class Shares
                                                                    --------------------------
                                                                           Four
                                                                           ----
                                                                           Month
                                                                           -----
                                                                          Period
                                                                          ------
                                             Year Ended December 31,       Ended           Year Ended August 31,
                                             -----------------------       -----     -----------------------------------
                                               2004           2003       12/31/021      2002        2001        2000
                                               ----           ----       ---------      ----        ----        ----
Net asset value, beginning of period.......   $30.13         $23.81        $24.51     $29.39      $46.63      $36.47
                                              ------         ------        ------     -------     -------     -------

Income/(loss) from investment
  operations:
Net investment income***...................    0.13           0.03          0.05        0.12        0.03        0.01
Net realized and unrealized
  gain/(loss) on investments and
  futures contracts........................    2.01           6.36         (0.62)      (4.92)     (16.76)      10.59
                                               ----           ----         ------      ------     -------      -----

Total from investment operations...........    2.14           6.39         (0.57)      (4.80)     (16.73)      10.60
                                               ----           ----         ------      ------     -------      -----

Less distributions:
Dividends from net investment income.......   (0.14)         (0.07)        (0.13)         --          --          --
Distributions from capital gains...........     ---             --            --       (0.08)      (0.51)      (0.44)
                                               ----           ----         ------      ------     -------      -----

Total distributions........................   (0.14)         (0.07)        (0.13)      (0.08)      (0.51)      (0.44)
                                              ------         ------        ------      ------      ------      ------
Net asset value, end of period.............   $32.13         $30.13        $23.81     $ 24.51     $ 29.39     $ 46.63
                                              ======         ======        ======     =======     =======     =======
Total return 2.............................   7.10%          26.85%      (2.32)%**    (16.39)%    (36.12)%     29.23%
                                              =====          ======      =========    ========    ========     ======

Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)......   $182,467       $160,814      $82,459     $84,271     $108,794    $149,043
Operating expenses excluding custody
  earnings credit..........................   1.10%          1.05%         0.64%*      0.59%       0.52%       0.53%
Operating expenses including
  reimbursement/waiver/custody
  earnings credit..........................   1.09%          1.04%         0.64%*      0.58%       0.51%       0.52%
Operating expenses excluding
  reimbursement/waiver/custody
  earnings credit..........................   1.10%          1.15%         1.14%*      0.59%       0.52%       0.53%
Net investment income including
  reimbursement/waiver/custody
  earnings credit..........................   0.45%          0.12%         0.59%*      0.45%       0.09%       0.03%
Portfolio turnover rate....................    121%           93%          21%**        47%         43%         50%



------------------------------
*   Annualized
**  Non-annualized
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2) Total return represents aggregate total return for the period indicated.

                          LARGE COMPANY VALUE PORTFOLIO
            For a Portfolio Share Outstanding Throughout Each Period.

                                                                     Investment Class Shares
                                                                     -----------------------
                                                                           Four
                                                                           ----
                                                                           Month
                                                                           -----
                                                                          Period
                                                                          ------
                                             Year Ended December 31,       Ended           Year Ended August 31,
                                             -----------------------       -----     -----------------------------------
                                               2004           2003       12/31/021      2002        2001        2000
                                               ----           ----       ---------      ----        ----        ----
Net asset value, beginning of period.......   $20.52         $16.03        $17.59     $ 21.09     $ 19.91     $ 21.02
                                              ------         ------        ------     -------     -------     -------

Income/(loss) from investment
  operations:
Net investment income***...................    0.14           0.13          0.08        0.21        0.27        0.28
Net realized and unrealized
  gain/(loss) on investments...............    2.59           4.44         (1.40)      (2.41)       1.09       (0.02)
                                               ----           ----         ------      ------       ----       ------

Total from investment operations...........    2.73           4.57         (1.32)      (2.20)       1.36        0.26
                                               ----           ----         ------      ------       ----        ----

Less distributions:
Dividends from net investment income.......   (0.39)         (0.08)        (0.24)      (0.27)      (0.18)      (0.31)
Distributions from capital gains...........   (0.94)            --            --       (1.03)         --       (1.06)
                                               ----           ----         ------      ------       ----        ----

Total distributions........................   (1.33)         (0.08)        (0.24)      (1.30)      (0.18)      (1.37)
                                              ------         ------        ------      ------      ------      ------
Net asset value, end of period.............   $21.92         $20.52        $16.03     $ 17.59     $ 21.09     $ 19.91
                                              ======         ======        ======     =======     =======     =======
Total return 2.............................   13.28%         28.51%      (7.49)%**    (10.94)%     6.81%       1.71%
                                              ======         ======      =========    ========     =====       =====
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)....... $49,749        $35,997       $25,327     $ 30,131    $ 31,455    $ 21,490
Operating expenses excluding custody
  earnings credit..........................  1.65%          1.56%         1.17%*      1.04%       0.98%       1.01%
Operating expenses including
  reimbursement/waiver/custody
  earnings credit..........................  1.65%          1.55%         1.16%*      1.03%       0.95%       0.98%
Operating expenses excluding
  reimbursement/waiver/custody
  earnings credit..........................  1.65%          1.67%         1.67%*      1.04%       0.98%       1.01%
Net investment income including
  reimbursement/waiver/custody
  earnings credit..........................  0.67%          0.75%         1.39%*      1.06%       1.28%       1.51%
Portfolio turnover rate....................   73%            103%         19%**        72%         77%         110%



------------------------------
*   Annualized
**  Non-annualized
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2) Total return represents aggregate total return for the period indicated.

                          LARGE COMPANY VALUE PORTFOLIO
            For a Portfolio Share Outstanding Throughout Each Period.


                                                                    Institutional Class Shares
                                                                    --------------------------
                                                                         Four Month
                                                                         ----------
                                                                           Period
                                                                           ------
                                             Year Ended December 31,        Ended            Year Ended August 31,
                                             -----------------------        -----     -----------------------------------
                                                2004           2003       12/31/021     2002        2001         2000
                                                ----           ----       ---------     ----        ----         ----
Net asset value, beginning of period........   $20.55         $16.04       $17.64      $ 21.14     $ 19.93     $ 21.04
                                               ------         ------       ------      -------     -------     -------

Income/(loss) from investment
  operations:
Net investment income***....................    0.21           0.18         0.09        0.26        0.33         0.33
Net realized and unrealized
  gain/(loss) on investments................    2.59           4.44        (1.40)      (2.41)       1.08        (0.01)
                                                ----           ----        ------      ------       ----        ------

Total from investment operations............    2.80           4.62        (1.31)      (2.15)       1.41         0.32
                                                ----           ----        ------      ------       ----         ----

Less distributions:
Dividends from net investment income           (0.47)         (0.11)       (0.29)      (0.32)      (0.20)       (0.37)
Distributions from capital gains............   (0.94)            --           --       (1.03)         --        (1.06)
                                                ----           ----        ------      ------       ----         ----

Total distributions.........................   (1.41)         (0.11)       (0.29)      (1.35)      (0.20)       (1.43)
                                               ------         ------       ------      ------      ------       ------

Net asset value, end of period..............   $21.94         $20.55       $16.04      $ 17.64     $ 21.14     $ 19.93
                                               ======         ======       ======      =======     =======     =======

Total return 2..............................   13.62%         28.83%      (7.44)%**   (10.71)%      7.08%       2.06%
                                               ======         ======      =========   ========      =====       =====
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)........  $10,059        $30,224      $33,934     $37,133     $54,525     $58,566
Operating expenses excluding custody
  earnings credit...........................   1.34%          1.31%        0.94%*       0.79%       0.71%       0.74%
Operating expenses including
  reimbursement/waiver/custody
  earnings credit...........................   1.34%          1.30%        0.93%*       0.78%       0.68%       0.71%
Operating expenses excluding
  reimbursement/waiver/custody
  earnings credit...........................   1.34%          1.42%        1.44%*       0.79%       0.71%       0.74%
Net investment income including
  reimbursement/waiver/custody
  earnings credit...........................   0.97%          1.00%        1.62%*       1.31%       1.55%       1.78%
Portfolio turnover rate.....................    73%            103%         19%**        72%         77%         110%



--------------------------------
*   Annualized
**  Non-annualized
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2) Total return represents aggregate total return for the period indicated.

                         SMALL COMPANY GROWTH PORTFOLIO
            For a Portfolio Share Outstanding Throughout Each Period.


                                                                      Investment Class Shares
                                                                      -----------------------
                                                                         Four Month
                                                                         ----------
                                                                           Period
                                                                           ------
                                                                            Ended             Year Ended August 31,
                                              Year Ended December 31,       -----     -----------------------------------
                                                2004           2003       12/31/021     2002        2001         2000
                                                ----           ----       ---------     ----        ----         ----
Net asset value, beginning of period........   $15.73         $11.48       $11.89      $ 12.91     $ 17.80     $ 13.34
                                               ------         ------       ------      -------     -------     -------

Income/(loss) from investment
  operations:
Net investment loss***......................   (0.24)         (0.26)       (0.06)      (0.19)      (0.21)       (0.21)
Net realized and unrealized
  gain/(loss) on investments................    2.95            4.51        (0.35)      (0.83)      (2.23)        4.67
                                                ----            ----        ------      ------      ------        ----

Total from investment operations............    2.71           4.25        (0.41)      (1.02)      (2.44)        4.46
                                                ----           ----        ------      ------      ------        ----

Less distributions:
Distributions from capital gains............   (0.70)            --           --          --       (2.45)          --
                                                ----           ----        ------      ------      ------        ----

Total distributions.........................   (0.70)            --           --          --       (2.45)          --
                                                ----           ----        ------      ------      ------        ----

Net asset value, end of period..............   $17.74         $15.73       $11.48      $ 11.89     $ 12.91     $ 17.80
                                               ======         ======       ======      =======     =======     =======

Total return 2..............................   17.22%         37.02%      (3.45)%**    (7.90)%    (13.87)%      33.43%
                                               ======         ======      =========    =======    ========      ======

Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)........  $13,916        $11,224       $7,048      $ 7,253     $ 6,894     $ 8,871
Operating expenses excluding custody
  earnings credit...........................   1.87%          2.51%        2.54%*       1.85%       1.75%       1.56%
Operating expenses including
  reimbursement/waiver/custody
  earnings credit...........................   1.87%          2.51%        2.53%*       1.83%       1.72%       1.52%
Operating expenses excluding
  reimbursement/waiver/custody
  earnings credit...........................   2.82%          3.11%        3.14%*       1.90%       1.90%       1.71%
Net investment loss including
  reimbursement/waiver/custody
  earnings credit...........................  (1.46)%       (1.98)%      (1.67)%*     (1.50)%     (1.50)%     (1.36)%
Portfolio turnover rate.....................    106%           162%         35%**        84%         91%         127%



--------------------------------
*   Annualized
**  Non-annualized
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2) Total return represents aggregate total return for the period indicated.

                         SMALL COMPANY GROWTH PORTFOLIO
            For a Portfolio Share Outstanding Throughout Each Period.


                                                                    Institutional Class Shares
                                                                    --------------------------
                                                                         Four Month
                                                                         ----------
                                                                           Period
                                                                           ------
                                             Year Ended December 31,        Ended           Year Ended August 31,
                                             -----------------------        -----    -----------------------------------
                                                2004           2003       12/31/021     2002        2001         2000
                                                ----           ----       ---------     ----        ----         ----
Net asset value, beginning of period........   $15.94         $11.61       $12.04      $ 13.04     $ 17.91     $ 13.38
                                               ------         ------       ------      -------     -------     -------

Income/(loss) from investment
  operations:
Net investment loss***......................   (0.19)         (0.23)       (0.06)      (0.16)      (0.17)       (0.17)
Net realized and unrealized
  gain/(loss) on investments................    2.99           4.56        (0.37)      (0.84)      (2.25)        4.70
                                                ----           ----        ------      ------      ------        ----

Total from investment operations............    2.80           4.33        (0.43)      (1.00)      (2.42)        4.53
                                                ----           ----        ------      ------      ------        ----

Less distributions:
Distributions from capital gains............   (0.70)            --           --          --       (2.45)          --
                                                ----           ----        ------      ------      ------        ----

Total distributions.........................   (0.70)            --           --          --       (2.45)          --
                                                ----           ----        ------      ------      ------        ----

Net asset value, end of period..............   $18.04         $15.94       $11.61      $12.04      $13.04      $ 17.91
                                               ======         ======       ======      ======      ======      =======

Total return 2..............................   17.56%         37.30%      (3.57)%**    (7.67)%    (13.66)%      33.86%
                                               ======         ======      =========    =======    ========      ======

Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)........    $214           $159         $290       $3,404      $5,818       $6,802
Operating expenses excluding custody
  earnings credit...........................   1.55%          2.28%        2.27%*       1.57%       1.47%       1.28%
Operating expenses including
  reimbursement/waiver/custody
  earnings credit...........................   1.55%          2.28%        2.26%*       1.55%       1.44%       1.24%
Operating expenses excluding
  reimbursement/waiver/custody
  earnings credit...........................   2.50%          2.88%        2.87%*       1.62%       1.62%       1.43%
Net investment loss including
  reimbursement/waiver/custody
  earnings credit...........................  (1.14)%        (1.75)%      (1.40)%*     (1.22)%     (1.22)%     (1.08)%
Portfolio turnover rate.....................    106%           162%         35%**        84%         91%         127%



------------------------------
*   Annualized
**  Non-annualized
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2) Total return represents aggregate total return for the period indicated.

                          SMALL COMPANY VALUE PORTFOLIO
            For a Portfolio Share Outstanding Throughout Each Period.


                                                                      Investment Class Shares
                                                                      -----------------------
                                                                         Four Month
                                                                         ----------
                                                                           Period
                                                                           ------
                                             Year Ended December 31,        Ended           Year Ended August 31,
                                             -----------------------        -----    -----------------------------------
                                                2004           2003       12/31/021     2002        2001         2000
                                                ----           ----       ---------     ----        ----         ----
Net asset value, beginning of period........   $19.52         $14.34       $14.84      $15.53      $12.31      $ 13.60
                                               ------         ------       ------      ------      ------      -------

Income/(loss) from investment
  operations:
Net investment income/(loss)***.............   (0.06)          0.04         0.04        0.16        0.17         0.18
Net realized and unrealized
  gain/(loss) on investments................    4.51           5.18        (0.29)      (0.71)       3.17        (0.98)
                                                ----           ----        ------      ------       ----        ------

Total from investment operations............    4.45           5.22        (0.25)      (0.55)       3.34        (0.80)
                                                ----           ----        ------      ------       ----        ------

Less distributions:
Dividends from net investment income........   (0.03)         (0.04)       (0.25)      (0.14)      (0.12)       (0.24)

Distributions from capital gains............   (2.47)            --           --          --          --        (0.25)
                                                ----           ----        ------      ------       ----        ------

Total distributions.........................   (2.50)         (0.04)       (0.25)      (0.14)      (0.12)       (0.49)
                                               ------         ------       ------      ------      ------       ------

Net asset value, end of period..............   $21.47         $19.52       $14.34      $14.84      $15.53      $ 12.31
                                               ======         ======       ======      ======      ======      =======

Total return 2..............................   22.78%         36.41%      (1.66)%**    (3.59)%     27.28%      (5.83)%
                                               ======         ======      =========    =======     ======      =======

Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)........  $36,826        $13,441       $16,245     $20,325     $24,342      $7,332
Operating expenses excluding custody
  earnings credit...........................   1.48%          1.52%        1.54%*       1.16%       1.24%       1.17 %
Operating expenses including
  reimbursement/waiver/custody
  earnings credit...........................   1.46%          1.52%        1.53%*       1.14%       1.18%       1.15 %
Operating expenses excluding
  reimbursement/waiver/custody
  earnings credit...........................   2.09%          2.12%        2.14%*       1.21%       1.39%       1.32%
Net investment income/(loss)
  including
  reimbursement/waiver/custody
  earnings credit...........................  (0.28)%         0.22%        0.82%*       1.02%       1.24%       1.51%
Portfolio turnover rate.....................    134%           124%         43%**       117%         95%         94%



--------------------------------
*   Annualized
**  Non-annualized
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2) Total return represents aggregate total return for the period indicated.

                          SMALL COMPANY VALUE PORTFOLIO
            For a Portfolio Share Outstanding Throughout Each Period.


                                                                     Institutional Class Shares
                                                                     --------------------------
                                                                           Four
                                                                           ----
                                                                           Month
                                                                           -----
                                                                          Period
                                                                          ------
                                              Year Ended December 31,      Ended             Year Ended August 31,
                                              -----------------------      -----     -----------------------------------
                                                2004           2003       12/31/021     2002        2001         2000
                                                ----           ----       ---------     ----        ----         ----
Net asset value, beginning of period........   $19.55         $14.35       $ 14.86     $ 15.53     $ 12.31     $ 13.61
                                               ------         ------       -------     -------     -------     -------

Income/(loss) from investment
  operations:
Net investment income***....................    0.01           0.08          0.05       0.20        0.21         0.21
Net realized and unrealized
  gain/(loss) on investments................    4.51           5.21         (0.28)     (0.71)       3.16        (0.99)
                                                ----           ----         ------     ------       ----        ------

Total from investment operations............    4.52           5.29         (0.23)     (0.51)       3.37        (0.78)
                                                ----           ----         ------     ------       ----        ------

Less distributions:
Dividends from net investment income........   (0.10)         (0.09)        (0.28)     (0.16)      (0.15)       (0.27)

Distributions from capital gains............   (2.47)            --            --         --          --        (0.25)
                                                ----           ----         ------     ------       ----        ------

Total distributions.........................   (2.57)         (0.09)        (0.28)     (0.16)      (0.15)       (0.52)
                                               ------         ------        ------     ------      ------       ------

Net asset value, end of period..............   $21.50         $19.55        $14.35     $ 14.86     $ 15.53     $ 12.31
                                               ======         ======        ======     =======     =======     =======

Total return 2..............................   23.11%         36.86%      (1.57)%**    (3.34)%     27.51%      (5.61)%
                                               ======         ======      =========    =======     ======      =======

Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)........   $3,961         $10,142       $9,285     $9,570      $14,791     $11,739
Operating expenses excluding custody
  earnings credit...........................    1.17%          1.23%        1.28%*      0.92%       1.00%       0.95%
Operating expenses including
  reimbursement/waiver/custody
  earnings credit...........................    1.15%          1.23%        1.27%*      0.90%       0.94%       0.93%
Operating expenses excluding
  reimbursement/waiver/custody
  earnings credit...........................    1.78%           1.83%        1.88%*      0.97%       1.15%       1.10%
Net investment income including
  reimbursement/waiver/custody
  earnings credit...........................    0.03%          0.51%        1.08%*      1.26%       1.48%       1.73%
Portfolio turnover rate.....................    134%           124%         43%**       117%         95%         94%



--------------------------------
*   Annualized
**  Non-annualized
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2) Total return represents aggregate total return for the period indicated.

                     DOW JONES WILSHIRE 5000 INDEX PORTFOLIO
            For a Portfolio Share Outstanding Throughout Each Period.


                                                                      Investment Class Shares
                                                                      -----------------------
                                                                         Four Month
                                                                         ----------
                                                                           Period
                                                                           ------
                                              Year Ended December 31,       Ended           Year Ended August 31,
                                              -----------------------       -----    -----------------------------------
                                                2004           2003       12/31/021     2002        2001         2000
                                                ----           ----       ---------     ----        ----         ----
Net asset value, beginning of period........   $9.17          $7.10         $7.39      $ 8.93      $ 12.23     $ 10.32
                                               -----          -----         -----      ------      -------     -------

Income/(loss) from investment
  operations:
Net investment income***....................    0.09           0.05         0.01        0.05        0.06         0.06
Net realized and unrealized
  gain/(loss) on investments................    0.93           2.05        (0.25)      (1.55)      (3.19)        1.91
                                                ----           ----        ------      ------      ------        ----

Total from investment operations............    1.02           2.10        (0.24)      (1.50)      (3.13)        1.97
                                                ----           ----        ------      ------      ------        ----

Less distributions:
Dividends from net investment income........   (0.10)         (0.03)       (0.05)      (0.04)      (0.03)       (0.04)
Distributions from capital gains............      --             --           --          --       (0.14)       (0.02)
                                                ----           ----        ------      ------      ------        ----
Total distributions.........................   (0.10)         (0.03)       (0.05)      (0.04)      (0.17)       (0.06)
                                               ------         ------       ------      ------      ------       ------
Net asset value, end of period..............   $10.09         $9.17         $7.10      $ 7.39      $ 8.93      $ 12.23
                                               ======         =====         =====      ======      ======      =======
Total return 2..............................   11.17%         29.62%      (3.23)%**   (16.95)%    (25.82)%      19.14%
                                               ======         ======      =========   ========    ========      ======

Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)........  $122,263       $107,818      $63,224     $59,466     $83,421     $85,704
Operating expenses excluding custody
  earnings credit...........................   0.92%          1.06%        1.23%*       0.87%       0.67%       0.62%

Operating expenses including
  reimbursement/waiver/custody
  earnings credit...........................   0.92%         1.05%        1.22%*       0.86%       0.64%       0.60%
Operating expenses excluding
  reimbursement/waiver/custody
  earnings credit...........................   0.92%          1.06%        1.23%*       1.01%       0.98%       0.97%
Net investment income including
  reimbursement/waiver/custody
  earnings credit...........................   0.93%          0.66%        0.59%*       0.53%       0.54%       0.54%
Portfolio turnover rate.....................    31%             3%          6%**         22%         8%          61%




-----------------------------
*   Annualized.
**  Non-annualized.
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2) Total return represents aggregate total return for the period indicated.

                     DOW JONES WILSHIRE 5000 INDEX PORTFOLIO
            For a Portfolio Share Outstanding Throughout Each Period.


                                                              Institutional Class Shares
                                                              --------------------------
                                                                    Four Month
                                                                    ----------
                                                                      Period
                                                                      ------
                                         Year Ended December 31,       Ended           Year Ended August 31,
                                         -----------------------       -----     ---------------------------------
                                           2004           2003       12/31/021     2002        2001       2000
                                           ----           ----       ---------     ----        ----       ----
Net asset value, beginning of period.......   $9.18          $7.10        $7.41       $8.95      $12.25     $10.33
                                              -----          -----        -----       -----      ------     ------

Income/(loss) from investment
  operations:
Net investment income***...................   0.12           0.08         0.02        0.07        0.09       0.10
Net realized and unrealized
  gain/(loss) on investments...............   0.94           2.05        (0.26)      (1.54)      (3.19)      1.91
                                              ----           ----        ------      ------      ------      ----

Total from investment operations...........   1.06           2.13        (0.24)      (1.47)      (3.10)      2.01
                                              ----           ----        ------      ------      ------      ----

Less distributions:
Dividends from net investment income......   (0.13)         (0.05)       (0.07)      (0.07)      (0.06)     (0.07)
Distributions from capital gains..........      --             --           --          --       (0.14)     (0.02)
                                              ----           ----        ------      ------      ------      ----
Total distributions.......................   (0.13)         (0.05)       (0.07)      (0.07)      (0.20)     (0.09)
                                             ------         ------       ------      ------      ------     ------
Net asset value, end of period............   $10.11          $9.18        $7.10       $7.41      $8.95      $12.25
                                             ======          =====        =====       =====      =====      ======
Total return 2............................   11.56%         30.05%      (3.18)%**   (16.58)%    (25.56)%    19.45%
                                             ======         ======      =========   ========    ========    ======

Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)......$   41,368        $23,621      $15,245     $19,999    $22,799     $17,651
Operating expenses excluding
  custody earnings credit.................    0.62%          0.76%       0.95%*       0.58%      0.37%       0.37%

Operating expenses including
  reimbursement/waiver/custody
  earnings credit.........................    0.62%          0.75%       0.94%*       0.57%      0.34%       0.35%
Operating expenses excluding
  reimbursement/waiver/custody
  earnings credit.........................    0.62%          0.76%       0.95%*       0.72%      0.68%       0.72%
Net investment income including
  reimbursement/waiver/custody
  earnings credit.........................    1.22%          0.96%       0.87%*       0.82%      0.84%       0.79%
Portfolio turnover rate...................     31%            3%          6%**         22%         8%         61%




----------------------------
*   Annualized.
**  Non-annualized.
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2) Total return represents aggregate total return for the period indicated.

             The following notice does not constitute part of and is
              not incorporated into the prospectus for the Company.

                           WILSHIRE MUTUAL FUNDS, INC.
                                PRIVACY STATEMENT

At Wilshire Mutual Funds, Inc., we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

INFORMATION WE COLLECT
We collect and retain nonpublic personal information about you that may include:
    o Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;
    o Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and
    o Information we collect through the use of Internet "cookies" when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server can not find out a user's name or email address, or anything about the user's computer using cookies.

INFORMATION WE MAY SHARE
We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your
account,   or  as  required  by  law.   These  third  parties  may  include:
    o Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;
    o Companies that provide services for us to help market our products to you; and
    o   Governmental or other legal agencies, as required by law.
When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

CONFIDENTIALITY AND SECURITY
Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet "cookies" on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our website.

APPLICABILITY
Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Portfolios, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Portfolios through their bank, broker, or other financial institution should also consult that financial institution's privacy policies.

Wilshire Mutual Funds, Inc. values your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 1-888-200-6796 if you have any questions concerning our policy, or visit us at www.wilshirefunds.com for additional copies of this policy.

Shareholder Reports
-------------------
You will receive semi-annual reports dated June 30, and annual reports dated December 31 each year. These reports contain additional information about the Portfolios' investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during the last fiscal year.

Statement of Additional Information ("SAI")
-------------------------------------------
The SAI provides more detailed information about the Portfolios and is legally considered to be part of this prospectus.


How to Obtain Reports
---------------------
You can get free copies of annual and semi-annual reports and SAIs on the Company's website at www.wilshirefunds.com. You may also request the annual and semi-annual reports, SAIs and other information about the Portfolios, and discuss your questions about the Portfolios, by contacting us at:

                           Wilshire Mutual Funds, Inc.
                                  c/o PFPC Inc.
                                  P.O. Box 9807
                              Providence, RI 02940
                     or by calling toll free 1-888-200-6796

You can also review and copy information about the Portfolios, including the annual and semi-annual reports and SAIs, at the Public Reference Room of the Securities and Exchange Commission. For information about the Public Reference Room call 1-202-942-8090. You can also obtain copies:

o   For a  duplicating  fee, by writing to the Public  Reference  Section of the
    Commission,   Washington,   D.C.   20549-0102   or   sending   an  email  to
    publicinfo@sec.gov.

o Free from the Commission's EDGAR database on its internet website at http://www.sec.gov.


                   (Investment Company Act File No. 811-7076)
--------------------------------------------------------------------------------

PROSPECTUS                          WILSHIRE                         MAY 2, 2005


                           WILSHIRE MUTUAL FUNDS, INC.


                             QUALIFIED CLASS SHARES
                                       OF
                     DOW JONES WILSHIRE 5000 INDEX PORTFOLIO
                 (FORMERLY, THE "WILSHIRE 5000 INDEX PORTFOLIO")
                         (HTTP://WWW.WILSHIREFUNDS.COM)


--------------------------------------------------------------------------------


     TABLE OF CONTENTS                                                PAGE
     Introduction...............................................        2
     Investment and Risk Summary................................        2
         Main Investment Strategies.............................        2
         Who May Want to Invest in the Portfolio................        3
         Main Investment Risks..................................        3
     Performance and Fee Information............................        3
     More Information about Investments and Risks...............        5
     Management of the Portfolio................................        6
         Investment Adviser.....................................        6
         Investment Sub-Adviser.................................        6
         Service and Distribution Plan..........................        7
     Shareholder Information....................................        7
         Purchases and Redemptions of Shares....................        7
         Right to Reject Purchase Orders........................        8
     Dividend and Distribution Information......................        9
     Tax Information............................................        9
     Financial Highlights.......................................       10


--------------------------------------------------------------------------------

AS WITH ALL  MUTUAL  FUNDS,  THE  SECURITIES  AND  EXCHANGE  COMMISSION  HAS NOT
APPROVED OR DISAPPROVED ANY SHARES OF THIS PORTFOLIO OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

--------------------------------------------------------------------------------

                                  INTRODUCTION


This prospectus describes the Qualified Class Shares of the Dow Jones Wilshire 5000 Index Portfolio (formerly, the "Wilshire 5000 Index Portfolio") (the "Portfolio") offered by the Wilshire Mutual Funds, Inc. (the "Company", "we" or "us").

The Portfolio's investment objective is to replicate as closely as possible the performance of the Dow Jones Wilshire 5000 Index (the "Index") before the deduction of Portfolio expenses. The Portfolio's investment objective may not be changed without approval of its shareholders in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolio is not guaranteed to meet its objective.


On the following pages you will find important information about the Portfolio and its Qualified Class Shares, including:

o the main investment strategies used by Wilshire Associates Incorporated ("Wilshire"), the Portfolio's investment adviser, and Los Angeles Capital Management and Equity Research ("LA Capital"), the Portfolio's sub-adviser, in seeking to achieve the Portfolio's objective;

o     the main risks of an investment in the Portfolio;

o     the Portfolio's past performance measured on a year-by-year basis; and

o     the fees and expenses that you will pay as a shareholder.

--------------------------------------------------------------------------------
SHARES OF THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE PORTFOLIO.
--------------------------------------------------------------------------------

                           INVESTMENT AND RISK SUMMARY

                           MAIN INVESTMENT STRATEGIES

o Invests primarily in the common stock of companies included in the Index that are representative of the Index.


o Uses enhanced "stratified sampling" techniques in an attempt to replicate the return of the Index.


o Normally holds stocks representing at least 90% of the total market value of the Index.


The Index is an unmanaged index which measures the performance of all equity securities of U.S. headquartered issuers with readily available price data. It includes over 5,000 stocks, with each stock weighted according to its market value. This means that companies having larger stock capitalizations will have a larger impact on the Index. The Index has been computed continuously since 1974, is published daily in many major newspapers and is the broadest measure of the U.S. equity market. The Portfolio normally holds stocks representing at least 90% of the Index's total market value, which is between 1,000 and 2,500 stocks.

                     WHO MAY WANT TO INVEST IN THE PORTFOLIO

Individuals cannot invest in Qualified Class Shares directly. Qualified Class Shares are available only through a variable annuity contract your employer purchases from an insurance company (an "Insurer").

The Portfolio may appeal to you if:

o     you are a long-term investor or saver;

o     you seek growth of capital;

o     you seek to capture the returns of the entire U.S. equity market;

o you seek the potential risk reduction of broad diversification across both large and small capitalization stocks and both value and growth stocks; or


o you seek an index fund which, unlike a traditional index fund, includes stocks of small- and mid-capitalization companies as well as large capitalization companies.


                              MAIN INVESTMENT RISKS


The Portfolio's share price will fluctuate with changes in the market values of the securities it owns. All securities are subject to market, economic and business risks that cause their prices to fluctuate. These fluctuations may not be related to the fundamental characteristics of the companies issuing the securities. Because the Portfolio provides a broad exposure to the U.S. stock market rather than focusing on a distinct segment of the market such as small capitalization value stocks, over time it may be less volatile than a fund which provides exposure to a particular segment of the U.S. stock market.


                         PERFORMANCE AND FEE INFORMATION


The bar chart and the performance table below provide an indication of the risks of investing in the Portfolio by showing how Qualified Class Shares have performed in the past and by showing how the Portfolio's average annual total returns compare to those of a broad measure of market performance. The bar chart and table assume reinvestment of dividends and distributions. The Portfolio's past performance does not necessarily indicate how it will perform in the future.


TOTAL
RETURN


2001        (11.56)%
2002        (21.38)%
2003         29.45%
2004         11.13%

During the periods shown in the bar chart, the highest return for a quarter was 15.91% (quarter ended 6/30/03) and the lowest return for a quarter was (16.83)% (quarter ended 9/30/02).

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2004)

                                                    1 YEAR    SINCE INCEPTION(1)
Qualified Class Shares .........................    11.13%         (0.93)%
Dow Jones Wilshire 5000 Index (2) ..............    12.48%         (0.61)%


(1) Inception date (commencement of investment operations) of the Qualified Class of Shares was May 10, 2000.

(2) Reflects no deductions for fees, expenses or taxes. It is not possible to directly invest in an unmanaged index.

                 FEES AND EXPENSES OF THE QUALIFIED CLASS SHARES


This table shows the fees and expenses you may pay when you buy and hold Qualified Class Shares of the Portfolio, based on actual 2004 expenses. These fees and expenses do not reflect expenses imposed by the Insurers through which investments in the Portfolio are made. See your employer's variable annuity contract disclosure document for a description of those contract charges and expenses.


ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):


                                                       QUALIFIED CLASS
                                                       ---------------
Management Fees ..................................          0.10%
Distribution and Service (12b-1) Fees ............          0.25%
Other
Expenses .........................................          0.64%
                                                            ----
Total Annual Portfolio Operating Expenses ........          0.99%
                                                            ====


EXAMPLE:


This example helps you to compare the cost of investing in the Qualified Class Shares of the Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) Total Annual Portfolio Operating Expenses remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses and performance may be higher or lower than those shown.

                                                       QUALIFIED CLASS
                                                       ---------------
1 Year............................................           $101
3 Years...........................................           $315
5 Years...........................................           $547
10 Years..........................................         $1,213

                  MORE INFORMATION ABOUT INVESTMENTS AND RISKS


The Portfolio provides exposure to the U.S. stock market as a whole by investing primarily in the common stocks of companies included in the Index. The Index is an unmanaged capitalization weighted index of over 6,000 U.S. equity securities and includes all the U.S. stocks regularly traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ over-the-counter market. The Portfolio normally holds stocks representing at least 90% of the Index's total market value, which is between 1,000 and 2,500 stocks.

LA Capital manages the Portfolio using an enhanced stratified sampling investment approach. Stratified sampling uses sector weighting and portfolio characteristic profiling to keep the portfolio within acceptable parameter ranges relative to the benchmark. In addition, LA Capital seeks to add value above the return of the benchmark by incorporating LA Capital's analysis of a variety of factors which impact equity returns with a goal of generating enough incremental return to offset Portfolio expenses.

Over time, LA Capital expects the correlation between the performance of the Index and the Portfolio to be over 0.9 before the deduction of Portfolio expenses. A correlation of 1.00 would indicate that the Portfolio's performance exactly matched that of the Index. The Portfolio's ability to track the Index's performance will be affected by factors such as the Portfolio's expenses, changes in stocks represented in the Index, the results of LA Capital's performance enhancement activities and the timing and amount of sales and redemptions of Portfolio shares.


                              TEMPORARY INVESTMENTS

During adverse market or economic conditions, or to meet large withdrawals, the Portfolio may temporarily invest all or a part of its assets in defensive investments. These investments include U.S. government securities and high quality U.S. dollar-denominated money market securities, including certificates of deposit, bankers' acceptances, commercial paper, short-term debt securities and repurchase agreements. When following a defensive strategy the Portfolio will be less likely to achieve its objective.

                                RISK INFORMATION

Investing in the Portfolio involves the following principal risks:

EQUITY RISK. The principal risk of investing in the Portfolio is equity risk. This risk is that the prices of stocks held by the Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company's particular circumstances.


INDEX RISK. There is a risk that the Portfolio's performance may not exactly match that of the Index. The Portfolio does not hold every stock contained in the Index and that the performance of the stocks held in the Portfolio may not track exactly the performance of the stocks held in the Index. Furthermore, unlike the Index, the Portfolio incurs administrative expenses and transaction costs in trading stocks.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Company's policies and procedures relating to disclosure of portfolio holdings is available in the Portfolio's Statement of Additional Information and on the Company's website at WWW.WILSHIREFUNDS.COM. The Portfolio's complete portfolio holdings data will be made available monthly on its website under the http://www.wilfunds.com/holdings_reports/index.htm link, generally on the first business day following the 20th calendar day after month end. Such information will remain available on the website until the information is filed with the Securities and Exchange Commission (the "SEC") on Form N-Q or Form N-CSR (which are typically filed within 60 days of the end of the applicable quarter).


                           MANAGEMENT OF THE PORTFOLIO

                               INVESTMENT ADVISER


Wilshire is the investment adviser for the Portfolio. Wilshire is located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401 and was formed in 1972. As of March 31, 2005, Wilshire managed approximately $11.6 billion in assets. Wilshire also provides investment technology products and investment consulting services.

Wilshire conducts its investment decision-making through an investment committee structure. The investment committee consists of senior level investment professionals with significant investment experience. The investment committee is currently comprised of Chip Castille, Lawrence Davanzo, Helen Thompson, Alex Chaloff, Lisa Laird and Michael Tito. Mr. Castille is the Chairman of the investment committee.

As a percentage of average daily net assets, the Portfolio paid Wilshire an advisory fee of 0.10% during the last fiscal year. The advisory agreement between the Company and Wilshire (the "Agreement") permits the Board of Directors and Wilshire to retain sub-advisers to the Portfolio in certain circumstances without stockholder approval. A discussion regarding the basis for the Board of Directors' approval of the Agreement is included in the Statement of Additional Information and will be available in the semi-annual report to shareholders for the period ended June 30, 2005.

                             INVESTMENT SUB-ADVISER

The SEC has issued an order (the "Order") to Wilshire, exempting it from the 1940 Act requirement to submit to shareholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not "affiliated persons" of Wilshire, as defined in the 1940 Act, to manage all or portions of the portfolios of the Company, subject to the Board of Directors' approval. Wilshire is responsible for, among other things, setting each portfolio's investment strategy and structure, identifying sub-advisers, ongoing monitoring and evaluation of sub-advisers, implementing procedures to ensure that sub-advisers comply with the portfolios' investment objectives, policies, guidelines and restrictions, terminating sub-advisers (subject to the Board of Directors' approval) and reallocating assets among sub-advisers. Shareholders will be notified of, and provided with information regarding, Wilshire's retention of new sub-advisers or any material amendments to sub-advisory agreements, within 90 days of either occurrence.

Wilshire entered into a sub-advisory agreement with LA Capital, effective April 1, 2002, to manage the Portfolio subject to the supervision of Wilshire and the Company's Board of Directors. LA Capital's fees are paid by Wilshire. LA Capital is located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025 and as of March 31, 2005 managed approximately $3.2 billion in assets. Thomas D. Stevens, the President of LA Capital, is the primary portfolio manager of the Portfolio. From 1980 until LA Capital was formed in April 2002, Mr. Stevens was employed by Wilshire, where he served as a Senior Managing Director and Principal.

A discussion regarding the basis for the Board of Directors' approval of LA Capital's sub-advisory agreement is available in the Portfolio's Statement of Additional Information and will be available in the semi-annual report to shareholders for the period ended June 30, 2005. The Statement of Additional Information also provides additional information about Mr. Stevens' compensation, other accounts managed by him and his ownership of shares of the Portfolio.


                          SERVICE AND DISTRIBUTION PLAN


The Portfolio has adopted a Service and Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for its Qualified Class Shares (the "Plan"). The Plan authorizes payments by the Qualified Class Shares annually of up to 0.25% of the average daily net assets attributable to the Qualified Class Shares to finance distribution of those shares and services to their shareholders. Payments may be made under the Plan to securities dealers and other financial intermediaries who provide services such as answering shareholders' questions regarding their accounts, providing shareholders with account statements and trade confirmations, and forwarding prospectuses and shareholder reports. Because the fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than other types of sales charges. Distribution expenses covered by the Plan include marketing and advertising expenses and the costs of printing prospectuses for prospective investors.

The Portfolio has also adopted a shareholder services plan for its Qualified Class Shares which authorizes payments by the Qualified Class Shares annually of up to 0.15% of the average daily net assets attributable to Qualified Class Shares for certain non-distribution shareholder services provided by Insurers or other financial intermediaries.


                             SHAREHOLDER INFORMATION

                       PURCHASES AND REDEMPTIONS OF SHARES

You cannot invest in Qualified Class Shares directly. Instead, you can participate through a variable annuity contract purchased by your employer from an Insurer with which the Portfolio has entered into an agreement. The availability of the Qualified Class Shares depends on the provisions of the variable annuity contract. For more information, see your employer's contract disclosure document.


Qualified Class Shares of the Portfolio are offered to Insurers without a sales charge. Each Insurer submits purchase and redemption orders to the Portfolio on a daily basis. Insurers may purchase shares on any day when the New York Stock Exchange ("NYSE") is open for business (referred to as a business day). We reserve the right to reject or limit any purchase order or suspend the offering of the Portfolio's shares if we believe it is in the Portfolio's best interest to do so. The Portfolio does not issue share certificates. When an Insurer purchases Qualified Class Shares of the Portfolio, the price it pays per share is the net asset value of the shares next determined after we receive its purchase order. Similarly, the price an Insurer receives when it redeems shares is the net asset value of the shares next determined after we receive the redemption request. We calculate the net asset value per share at the close of business of the NYSE (generally, 4:00 p.m. Eastern time) on each business day. Portfolio shares are not priced on the days on which the NYSE is closed for trading. Net asset value is calculated by adding the value of the individual securities held by the Portfolio and attributable to the Qualified Class Shares, subtracting the liabilities of the Qualified Class Shares, and dividing by the total number of Qualified Class Shares outstanding.

We value each individual security the Portfolio holds by using market quotations; if a current market quotation is not readily available or we believe it does not reflect the security's true value, a fair value is determined by or under the direction of the Board of Directors of the Company. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Company calculates net asset value, the Company's Fair Value Committee will determine the security's fair value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. If the Portfolio uses fair value to price securities, it may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its net asset value.

The USA PATRIOT Act of 2001 requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. You will be required to supply the Company with information, such as your taxpayer identification number, that will assist the Company in verifying your identity. Until such verification is made, the Company may temporarily limit additional share purchases. In addition, the Company may limit additional share purchases or close an account if it is unable to verify a customer's identity. As required by law, the Company may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement located on page 12 of this prospectus.

                         RIGHT TO REJECT PURCHASE ORDERS

You should make purchases for investment purposes only. Short-term or other excessive trading into and out of the Portfolio may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Company's Board of Directors has adopted a policy pursuant to which the Company attempts to prohibit market timing. The Company does not accommodate market timing and reserves the right to restrict, reject or cancel, without any prior notice, any purchase order, including transactions representing excessive trading. In general, the Company considers redemptions of shares within five days of a purchase to be excessive, although exceptions may be made for certain redemptions that do not indicate market timing strategies, such as portfolio rebalancing programs of institutional investors and systematic withdrawal programs, subject to approval by the Company's Chief Compliance Officer. To the extent practicable, such restrictions are applicable to omnibus accounts, as well as accounts held by shareholders directly with the Company. Wilshire contractually requires that financial intermediaries which hold omnibus accounts in the Portfolio provide best efforts in assisting Wilshire in determining whether any market timing activity is occurring, and allowing Wilshire to reject trades from any individuals engaging in what it deems to be excessive trading.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Company to prevent excessive trading, there is no guarantee that the Company or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Company and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Portfolio receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements.


                      DIVIDEND AND DISTRIBUTION INFORMATION

The Portfolio intends to pay any dividends and capital gain distributions at least once a year. Dividends and capital gains distributions of the Portfolio will be automatically reinvested at net asset value in additional Qualified Class Shares of the Portfolio. There are no sales or other charges for the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Portfolio will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of the Portfolio.

The value of your Qualified Class Shares will be reduced by the amount of any dividends and distributions. If an Insurer purchases shares shortly before the record date for a dividend or distribution of capital gains, it will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

                                 TAX INFORMATION

The Portfolio ordinarily declares and distributes net realized gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Portfolio will not make distributions to Insurers from net realized gains unless capital loss carryovers, if any, have been utilized or have expired. The Portfolio intends to distribute substantially all of its net investment income and net realized securities gains on a current basis. All expenses are accrued daily and deducted before declaration of dividends to investors.

See your employer's contract disclosure document for a discussion of the impact on you of income taxes an Insurer may owe as a result of its ownership of shares of the Portfolio, its receipt of dividends and distributions on those shares, and its gains from the purchase and sale of shares.

This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of an Insurer's investment in the Portfolio.

                              FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the financial performance of the Portfolio's shares for the period since the Qualified Class Shares were first offered. Certain information reflects the financial performance of a single share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Portfolio's financial statements and related notes, is included in the annual report, which is available on request.

                     DOW JONES WILSHIRE 5000 INDEX PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        QUALIFIED CLASS SHARES
                                                                        ----------------------

                                                                        FOUR MONTH
                                           YEAR ENDED DECEMBER 31,        PERIOD          YEAR ENDED AUGUST 31,        PERIOD
                                           -----------------------        ENDED           ---------------------         ENDED
                                             2004           2003        12/31/02(1)        2002           2001        8/31/00(3)
                                             ----           ----        -----------        ----           ----        ----------
Net asset value, beginning of period        $ 9.15         $ 7.09         $ 7.36          $ 8.90         $12.23         $10.94
                                            ------         ------         ------          ------         ------         ------
INCOME/(LOSS) FROM INVESTMENT
OPERATIONS:

Net investment income***                      0.08           0.04           0.01            0.04           0.05           0.09
Net realized and unrealized
gain/(loss) on investments                    0.94           2.05          (0.25)          (1.54)         (3.19)          1.20
                                            ------         ------         ------          ------         ------         ------
Total from investment operations              1.02           2.09          (0.24)          (1.50)         (3.14)          1.29
                                            ------         ------         ------          ------         ------         ------
LESS DISTRIBUTIONS:
Dividends from net investment
income                                       (0.07)         (0.03)         (0.03)          (0.04)         (0.05)            --
Distributions from capital gains                --             --             --              --          (0.14)            --
                                                                                                                        ------

Total distributions                          (0.07)         (0.03)         (0.03)          (0.04)         (0.19)            --
                                                           ------         ------          ------         ------         ------
Net asset value, end of period              $10.10         $ 9.15         $ 7.09          $ 7.36         $ 8.90         $12.23
                                            ======         ======         ======          ======         ======         ======
Total return (2)                             11.13%         29.45%         (3.22)%**      (16.93)%       (25.90)%        11.79%**
                                            ======         ======         ======          ======         ======         ======
RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $1,399         $3,565         $1,730          $2,073         $1,770         $1,158
Operating expenses excluding
custody earnings credit                       0.99%          1.15%          1.35%*          0.98%          0.77%          0.62%*
Operating expenses including
reimbursement/waiver/custody
earnings credit                               0.99%          1.14%          1.34%*          0.97%          0.74%          0.60%*
Operating expenses excluding
reimbursement/waiver/custody
earnings credit                               0.99%          1.15%          1.35%*          1.12%          1.08%          0.97%*
Net investment income including
reimbursement/waiver/custody
earnings credit                               0.85%          0.58%          0.47%*          0.42%          0.44%          0.54%*
Portfolio turnover rate                         31%             3%             6%**           22%             8%            61%**

*     Annualized

**    Non-annualized

*** The selected per share data was calculated using the average shares outstanding method for the period.

(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.

(2)   Total return represents aggregate total return for the period indicated.

(3) The Dow Jones Wilshire 5000 Index Portfolio Qualified Class Shares commenced operations on May 10, 2000.

           The following notice does not constitute part of and is not incorporated into the prospectus.

                           WILSHIRE MUTUAL FUNDS, INC.
                                PRIVACY STATEMENT

At Wilshire Mutual Funds, Inc., we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

INFORMATION WE COLLECT

We collect and retain nonpublic personal information about you that may include:

      o Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

      o Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

      o Information we collect through the use of Internet "cookies" when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server can not find out a user's name or email address, or anything about the user's computer using cookies.

INFORMATION WE MAY SHARE

We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

      o     Administrative   service   providers   who,  for  example,   process
            transactions for your account, print checks or prepare account statements;

      o Companies that provide services for us to help market our products to you; and

      o     Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

CONFIDENTIALITY AND SECURITY

Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet "cookies" on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our website.

APPLICABILITY

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Portfolios, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Portfolios through their bank, broker, or other financial institution should also consult that financial institution's privacy policies.


Wilshire Mutual Funds, Inc. values your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 1-888-200-6796 if you have any questions concerning our policy, or visit us at WWW.WILSHIREFUNDS.COM for additional copies of this policy.

SHAREHOLDER REPORTS

You will receive semi-annual reports dated June 30, and annual reports dated December 31 each year. These reports contain additional information about the Portfolio's investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI provides more detailed information about the Portfolio and is legally considered to be part of this prospectus.

HOW TO OBTAIN REPORTS


You can get free copies of annual and semi-annual reports and SAIs on the Company's website at www.wilshirefunds.com. You may also request the annual and semi-annual reports, SAIs and other information about the Portfolio, and discuss your questions about the Portfolio, by contacting us at:

                           Wilshire Mutual Funds, Inc.
                                  c/o PFPC Inc.
                                  P.O. Box 9807
                              Providence, RI 02940
                     or by calling toll free 1-888-200-6796

You can also review and copy information about the Portfolio, including the annual and semi-annual reports and SAIs, at the Public Reference Room of the Securities and Exchange Commission. For information about the Public Reference Room call 1-202-942-8090. You can also obtain copies:

o     For a duplicating fee, by writing to the Public  Reference  Section of the
      Commission,    Washington,    D.C.    20549-0102,    or   by    email   to
      publicinfo@sec.gov.

o Free from the Commission's EDGAR database on its internet website at HTTP://WWW.SEC.GOV

The Company currently offers other classes of shares of the Portfolio in other prospectuses.

                   (INVESTMENT COMPANY ACT FILE NO. 811-7076)
--------------------------------------------------------------------------------

                           WILSHIRE MUTUAL FUNDS, INC.


                     DOW JONES WILSHIRE 5000 INDEX PORTFOLIO
                 (FORMERLY, THE "WILSHIRE 5000 INDEX PORTFOLIO")


                           HORACE MANN CLASS OF SHARES


                       STATEMENT OF ADDITIONAL INFORMATION
                         (HTTP://WWW.WILSHIREFUNDS.COM)

                                   MAY 2, 2005

This Statement of Additional Information ("SAI") provides supplementary information for the Horace Mann Class of Shares of the Dow Jones Wilshire 5000 Index Portfolio (formerly, the "Wilshire 5000 Index Portfolio") (the "Portfolio") of Wilshire Mutual Funds, Inc. (the "Company").

This SAI is not a prospectus. It should be read in conjunction with the Prospectus for the Horace Mann Class of Shares of the Portfolio dated May 2, 2005 and is incorporated by reference in its entirely into the Prospectus. The financial statements contained in the Portfolio's Annual Report for the fiscal year ended December 31, 2004 are incorporated by reference into this SAI. You can obtain free copies of the Prospectus and Annual Report by contacting us at:
Wilshire Mutual Funds, Inc., c/o PFPC Inc., P.O. Box 9807, Providence, RI 02940, or calling 1-877-720-3701.


                                TABLE OF CONTENTS


The Portfolio..................................................................2
Investment Policies and Risks..................................................2
Disclosure of Portfolio Holdings...............................................7
Investment Restrictions........................................................8
Directors and Officers........................................................10
Principal Holders of Securities...............................................13
Investment Advisory and Other Services........................................13
Code of Ethics................................................................22
Proxy Voting Policy and Procedures............................................23
Portfolio Transactions........................................................25
Net Asset Value...............................................................26
Purchase and Redemption of Shares.............................................27
Dividends, Distribution and Taxes.............................................28
Performance Information.......................................................32
Other Information.............................................................33
Financial Statements..........................................................34

                                  THE PORTFOLIO


The Company is a diversified, open-end investment management company that currently offers shares of a number of series and classes, including Horace Mann Class of Shares of the Portfolio. The Company also offers other classes of shares of the Portfolio in separate prospectuses and statements of additional information. Wilshire Associates Incorporated ("Wilshire") is the investment adviser for the Portfolio and Los Angeles Capital Management and Equity Research ("LA Capital") serves as the sub-adviser for the Portfolio. Terms not defined in this SAI have the meanings assigned to them in the Prospectus.

Horace Mann Class of Shares are available through agents and other sales representatives of Horace Mann Investors, Inc. ("Horace Mann"). Horace Mann is a registered broker/dealer with the National Association of Securities Dealers and a wholly-owned subsidiary of the Horace Mann Educators Corporation.


                          INVESTMENT POLICIES AND RISKS

The Portfolio may invest in the investments described below:

U.S. GOVERNMENT SECURITIES. The Portfolio may purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which include U.S. Treasury securities of various interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the Treasury, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, or by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.


MONEY MARKET INSTRUMENTS. The Portfolio may invest in money market instruments, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.


A certificate of deposit is a negotiable certificate requiring a bank to repay funds deposited with it for a specified period of time.

A time deposit is a non-negotiable deposit maintained in a banking institution for a specified period of time at a stated interest rate. The Portfolio will only invest in time deposits of domestic banks that have total assets in excess of one billion dollars. Time deposits held by the Portfolio will not benefit from insurance administered by the Federal Deposit Insurance Corporation.


A bankers' acceptance is a credit instrument requiring a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations in which the Portfolio may invest may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

With respect to such securities issued by foreign branches and subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Portfolio may be subject to additional investment risks that are different in some respects from those incurred by the Portfolio which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, possible seizure or nationalization of foreign deposits, the possible imposition of foreign withholding taxes on interest income, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.


REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thus determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. A repurchase agreement involves risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. The Company's custodian or sub-custodian will hold in a segregated account the securities acquired by the Portfolio under a repurchase agreement. Repurchase agreements are considered, under the Investment Company Act of 1940, as amended (the "1940 Act"), to be loans by the Portfolio. To try to reduce the risk of loss on a repurchase agreement, the Portfolios will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, only with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with the custodian or sub-custodian if the value of the securities purchased decreases below the repurchase price.

LENDING PORTFOLIO SECURITIES. The Portfolio may seek additional income by lending its securities on a short-term basis to banks, brokers and dealers. The Portfolio may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Company and acting as a "placing broker."

The Securities and Exchange Commission (the "SEC") currently requires that the following lending conditions must be met: (1) the Portfolio must receive at least 100% collateral from the borrower (cash, U.S. Government securities, or irrevocable bank letters of credit); (2) the borrower must increase the collateral whenever the market value of the loaned securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company's Board of Directors must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.


Even though loans of portfolio securities are collateralized, a risk of loss exists if an institution that borrows securities from the Portfolio breaches its agreement with the Portfolio and the Portfolio is delayed or prevented from recovering the collateral.


COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS. The Portfolio may invest in commercial paper and other short-term corporate obligations.
Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. The commercial paper purchased by the Portfolio will consist only of direct obligations which, at the time of their purchase, are: (a) rated at least Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Ratings Group or F-1 by Fitch Investors Service, L.P.; (b) issued by companies having an outstanding unsecured debt issue rated at least Aa3 by Moody's Investors Service, Inc. or AA- by Standard & Poor's Ratings Group or Fitch Investors Service, L.P.; or (c) if unrated, determined by LA Capital to be of comparable quality.

These instruments include variable amount master demand notes, which are obligations that permit the Portfolio to invest at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, LA Capital will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth above for other commercial paper issuers.

DERIVATIVES. The Portfolio may invest, to a limited extent, in "derivatives". These are financial instruments which derive their performance at least in part, from the performance of an underlying asset, index or interest rate. The derivatives the Portfolio may use are currently comprised of stock index futures and options. The Portfolio may invest in derivatives for a variety of reasons, including to hedge against certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Portfolio to invest than "traditional" securities.

Although the Portfolio does not currently intend to invest in derivatives, it reserves the right to do so in the future. Normally, less than 5% of the Portfolio's net assets would be invested in derivatives.

Derivatives permit the Portfolio to increase, decrease or change the level of risk to which its securities are exposed in much the same way as the Portfolio can increase, decrease or change the risk of its investments by making investments in specific securities. However, derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the Portfolio as a whole. Under certain market conditions, they can increase the volatility of the Portfolio's net asset value, decrease the liquidity of the Portfolio's investments and make more difficult the accurate pricing of the Portfolio's shares.

In addition, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Portfolio's performance. If the Portfolio invests in derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. The Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

When required by the SEC, the Portfolio will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of derivatives. To maintain this required cover, the Portfolio may have to sell portfolio securities at disadvantageous prices or times. Derivatives may be purchased on established exchanges ("exchange-traded" derivatives) or through privately negotiated transactions ("over-the-counter" derivatives). Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative transaction bears the risk that the counterparty will default. Accordingly, LA Capital will consider the creditworthiness of counterparties to over-the-counter derivative transactions in the same manner as it would review the credit quality of a security to be purchased by the Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.


FUTURES TRANSACTIONS. The Portfolio may enter into futures contracts on particular securities or stock indices in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. A futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.


Engaging in these transactions involves risk of loss to the Portfolio which could affect the value of the Portfolio's net assets adversely. Although the Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance exists that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

Successful use of futures by the Portfolio also is subject to the ability of LA Capital to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if the Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and published positions of the SEC, the Portfolio may be required to segregate cash or liquid assets in connection with its futures transactions in an amount generally equal to the value of the contract. The segregation of such assets will have the effect of limiting the Portfolio's ability otherwise to invest those assets.


Pursuant to Rule 4.5 under the Commodity Exchange Act, the Company has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" and is not subject to registration or regulation as a commodity pool operator under the Act.


OPTIONS. The Portfolio may write covered call options, buy put options, buy call options and write secured put options on particular securities or securities indices such as the Dow Jones Wilshire 5000 Index or the S&P 500 Index. Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.


Options on stock indices are similar to options on specific securities, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to deliver this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stock.


OTHER DERIVATIVES. The Portfolio may take advantage of opportunities in the area of futures contracts and any other derivatives which presently are not contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure in its prospectus or SAI.


FOREIGN SECURITIES. The Portfolio may include securities of the foreign issuers that trade on U.S. exchanges. These investments may include American Depository Receipts ("ADRs"). ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of a Portfolio's investment policies, investments in ADRs will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted. Investments in foreign securities have additional risks, including future political and economic developments, possible imposition of withholding taxes on income payable on the securities, the possible establishment of currency exchange controls, adoption of other foreign governmental restrictions and possible seizure or nationalization of foreign assets.


PREFERRED STOCK. The Portfolio may invest up to 5% of its assets in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

CONVERTIBLE SECURITIES. The Portfolio may invest up to 5% of its assets in convertible securities when it appears to LA Capital that it may not be prudent to be fully invested in common stocks. In evaluating a convertible security, LA Capital places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. Convertible securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuers convertible at stated exchange rates into common stock of the issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.


WARRANTS AND RIGHTS. The Portfolio may invest up to 5% of its assets in warrants and rights. Warrants are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but generally are shorter in duration and are distributed by the issuer directly to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights to the assets of the issuer.

                        DISCLOSURE OF PORTFOLIO HOLDINGS


The Board of Directors of the Company has adopted a Dissemination of Portfolio Information Policy (the "Policy") regarding the disclosure by Wilshire and the sub-advisers of information about the portfolio holdings and characteristics of each portfolio of the Company. Pursuant to the Policy, such information may be made available to the general public by posting on the Company's website on the first business day following the 20th calendar day after each month end. Other than such disclosure, no portfolio holdings information may be disclosed to any third party except for the following disclosures: (a) to the Company's administrator, custodian, legal counsel, independent registered public accounting firm and other service providers to enable them to fulfill their responsibilities to the Company; (b) to the Company's Board of Directors; (c) to third parties (e.g., broker-dealers) for the purpose of analyzing or trading portfolio securities; (d) to rating agencies and companies that collect and maintain information about mutual funds, subject to confidentiality requirements; (e) as required by law, including in regulatory filings with the SEC; (f) to shareholders of the Company and others, provided such information is publicly available (e.g., posted on the Company's internet website or included in a regulatory filing); (g) to third parties for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of Portfolio assets and to minimize impact on remaining Portfolio shareholders; or (h) as approved by the Chief Compliance Officer of the Company (the "CCO"). Any disclosure made pursuant to item (h) above will be reported to the Board at its next quarterly meeting.

As of April 27, 2005, the Company, Wilshire and/or the sub-advisers have ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Company: (i) the Company's administrator and custodian pursuant to fund accounting and custody agreements, respectively, under which the Company's portfolio holdings information is provided daily on a real-time basis; (ii) Institutional Shareholder Services, Glass, Lewis & Co. and Investor Responsibility Research Center, Inc., pursuant to proxy voting agreements under which the portfolio holdings information of certain portfolios is provided daily, on a real-time basis; and (iii) the Company's independent registered public accounting firm and legal counsel to whom the Company provides portfolio holdings information as needed with no lag time.

The release of information is subject to confidentiality requirements. None of the Company, Wilshire, the sub-advisers or any other person receives compensation or any other consideration in connection with such arrangements (other than the compensation paid by the Company to such entities for the services provided by them to the Company). In the event of a conflict between the interests of Portfolio shareholders and those of the Company, Wilshire, the Company's principal underwriter, or any of their affiliated persons, the CCO will make a determination in the best interests of the Company's shareholders, and will report such determination to the Board of Directors at the end of the quarter in which such determination was made.


                             INVESTMENT RESTRICTIONS


The investment restrictions described below are fundamental policies of the Portfolio and cannot be changed without the approval of a majority of the Portfolio's outstanding voting shares (as defined by the 1940 Act). All percentage limitations apply only at the time of the transaction. Subsequent changes in value or in the Portfolio's total assets will not result in a violation of the percentage limitations. The Portfolio may not:


1. Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

2. Purchase, hold or deal in real estate or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

3. Borrow money, except for temporary or emergency (not leveraging) purposes in an amount up to 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. When borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments. For purposes of this investment restriction, the entry into options, forward contracts, or futures contracts, including those relating to indices and options on futures contracts or indices, will not constitute borrowing.

4. Make loans to others, except through the purchase of debt obligations and entry into repurchase agreements. However, the Portfolio may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets, including collateral received for such loans. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board of Directors.

5. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

6. Invest more than 25% of its assets in the securities of issuers in any single industry, provided there will be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


7. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.


8. With respect to 75% of the Portfolio's assets, hold more than 10% of the outstanding voting securities of any single issuer.

9. Issue any senior security (as defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in investment restrictions No. 1 and 3 may be deemed to give rise to a senior security.

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Company's Board of Directors. The Portfolio may not:

1. Invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

2. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Portfolio's net assets would be so invested.

3. Purchase securities of other investment companies, except to the extent permitted under the 1940

Act or those received as part of a merger or consolidation.

                             DIRECTORS AND OFFICERS

The Board of Directors has responsibility for the overall management and operations of the Company. The Board establishes the Company's policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company.


Set forth below are the names of the Directors and executive officers of the Company, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other public company directorships held by them.

----------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF
                                                                        PORTFOLIOS            OTHER TRUSTEESHIPS/
NAME, AGE,                TERM OF                                        IN FUND                 DIRECTORSHIPS
ADDRESS(1)  AND        OFFICE(2) AND      PRINCIPAL OCCUPATION(S)        COMPLEX                HELD BY DIRECTOR
POSITION(S) WITH      LENGTH OF TIME        DURING PAST 5 YEARS        OVERSEEN BY
THE COMPANY               SERVED                                         DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
                                 DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE COMPANY
----------------------------------------------------------------------------------------------------------------------------
DeWitt F. Bowman        Since 1996     Principal, 2/94-present,           Five       Director, 10/03-present, Sycuan
(73)                                   Pension Investment Consulting                 Funds; Director, 5/00-present,
Director                               (pension consulting firm);                    Forward Funds; Trustee, 5/98-present,
                                       Treasurer, 10/00-6/01,                        PCG Private Equity Fund; Trustee,
                                       University of California                      5/95-present, Brandes Institutional
                                       Regents Investment Management.                International Fund (registered
                                                                                     investment companies).  Director,
                                                                                     2/03-present, RREEF America REIT III;
                                                                                     Director, 5/94-present, RREEF America
                                                                                     REIT (real estate investment trusts);
                                                                                     Trustee, 3/94-present, Pacific Gas &
                                                                                     Electric Nuclear Decommissioning
                                                                                     Trust (trust fund for decommissioning
                                                                                     nuclear power plants).

----------------------------------------------------------------------------------------------------------------------------
Cynthia A. Hargadon     Since 1998     Chief Investment Officer,        Twelve(3)    Trustee, 10/04-present, Wilshire
(49)                                   5/03 - present, North Point                   Variable Insurance Trust; Trustee,
Chairman of the                        Advisors (Investment                          1992-present, America Investment
Board of Directors                     Management Consulting Firm);                  Trust (registered investment company).
                                       Senior Consultant, 5/02-
                                       4/03, SPG & Associates
                                       (consulting firm); President,
                                       5/00-5/02, Potomac Asset
                                       Management; Director of
                                       Investments, 7/98-5/00,
                                       National Automobile Dealers
                                       Association; President,
                                       11/96-7/98, Stable Value
                                       Investment Association.

----------------------------------------------------------------------------------------------------------------------------
Anne L. Wexler          Since 1996     Chairman, 1/81-present,             Five      Director, 8/94-present, Dreyfus
(74)                                   Wexler Walker Public Policy                   Florida Intermediate Municipal Bond
Director                               (government relations firm).                  Fund, Dreyfus Florida Municipal Money
                                                                                     Market Fund, Dreyfus Global Growth,
                                                                                     LP, Dreyfus Investors GNMA Fund,
                                                                                     Dreyfus New Jersey Municipal Bond
                                                                                     Fund, Inc., Dreyfus New York Insured
                                                                                     Tax Exempt Bond Fund, Dreyfus
                                                                                     Strategies Growth LP, Dreyfus 100% US
                                                                                     Treasury Intermediate Term Fund,
                                                                                     Dreyfus 100% US Treasury Long Term
                                                                                     Fund, Dreyfus 100% US Treasury Money
                                                                                     Market Fund, Dreyfus 100% US Treasury
                                                                                     Short Term Fund; 5/91-present;
                                                                                     Director, Premier Global Investing,
                                                                                     Inc., Director, 8/91 - present,
                                                                                     Dreyfus Edison Electrical Fund, Inc.,
                                                                                     Dreyfus Life and Annuity Index Fund,
                                                                                     Inc., Peoples Index Fund, Inc.;
                                                                                     Director, 6/91-present, Peoples S&P
                                                                                     Midcap Index Fund, Inc. (registered
                                                                                     investment companies).  Director,
                                                                                     01/01-present, Methanex Corp.
                                                                                     (methanol producer).

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                   DIRECTORS WHO ARE "INTERESTED PERSONS" OF THE COMPANY
----------------------------------------------------------------------------------------------------------------------------
Lawrence E. Davanzo     Since 2005     Senior Managing Director,           Five      None
(51)                                   10/04-present, Wilshire
Director and                           Associates, Inc.; Managing
President (4)                          Director, 8/04-10/04,
                                       Guggenheim Partners;
                                       independent investor,
                                       8/01-8/04; President,
                                       2/00-8/01, InvestorForce
                                       Securities; Managing Director
                                       and Founder, 2/91-2/00, Asset
                                       Strategy Consultants
                                       (investment consulting firm).

----------------------------------------------------------------------------------------------------------------------------
                                              OFFICERS WHO ARE NOT DIRECTORS
----------------------------------------------------------------------------------------------------------------------------
Helen E. Webb           Since 2004     Chief Compliance Officer,           N/A       N/A
(37)                                   10/04-present and Secretary,
Chief Compliance                       2/04-present, Wilshire Mutual
Officer and                            Funds, Inc.; Vice President,
Secretary                              2/03-present, Wilshire
                                       Associates, Inc.; Associate
                                       Director, 4/01-2/03, First
                                       Quadrant LP; Associate
                                       Director/Compliance Officer,
                                       9/96-4/01, First Quadrant
                                       Limited, London.

----------------------------------------------------------------------------------------------------------------------------
Alex I. Chaloff         Since 2004     Treasurer, 9/04-present,            N/A       N/A
(33)                                   Wilshire Mutual Funds, Inc.;
Treasurer                              Managing Director,
                                       12/04-present, Wilshire
                                       Associates, Inc.; Vice
                                       President, 12/02-12/04,
                                       Wilshire Associates, Inc.;
                                       Senior Associate, 7/01-12/02,
                                       Wilshire Associates, Inc.;
                                       Director of Product
                                       Development, 1/00-7/01,
                                       Investec Asset Management.

----------------------------------------------------------------------------------------------------------------------------

(1) Each Director may be contacted by writing to the Company, c/o Wilshire Associates Incorporated, 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401-1085.

(2) Directors and officers hold office until they resign or their successors have been elected and qualified.

(3) Ms. Hargadon serves as a Director of the Company and of Wilshire Variable Insurance Trust, a registered investment company for which Wilshire provides investment advisory services. Wilshire Variable Insurance Trust is comprised of seven separate investment portfolios.

(4) Mr. Davanzo is an "interested" Director of the Company, as defined by the 1940 Act, by reason of his position with Wilshire.

COMMITTEES

The Board has an Audit Committee, comprised solely of persons who are not considered "interested persons" of the Company within the meaning of the 1940 Act (the "Independent Directors"). DeWitt F. Bowman, Cynthia A. Hargadon and Anne L. Wexler are the current members. The Audit Committee approves and recommends to the Board of Directors the selection, retention, compensation, or termination of the Company's independent registered public accounting firm (the "Auditors"), pre-approves all audit and permitted non-audit services provided by the Auditors, reviews with the Auditors the plan and results of the audit engagement and matters having a material effect on the Portfolios' financial operations, and serves as the Company's Qualified Legal Compliance Committee. During the 12 months ended December 31, 2004, there were two meetings of the Audit Committee. The Board of Directors has designated DeWitt F. Bowman as the Company's "audit committee financial expert," based on the Board's review of his qualifications.

The Board has a Nominating and Governance Committee comprised solely of Independent

Directors. Dewitt F. Bowman, Cynthia A. Hargadon and Anne L. Wexler are the current members. The Committee is responsible for the selection and nomination of candidates to serve as Directors and periodically reviews such issues as the Board's compositions, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the Board of Directors. During the 12 months ended December 31, 2004, there were no meetings of the Committee.

The Nominating and Governance Committee will consider candidates for director nominated by shareholders. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Company's Secretary for the attention of the Chairman of the Committee.


SECURITY AND OTHER INTERESTS


The  following   table  sets  forth  the  dollar  range  of  equity   securities
beneficially owned by each Director in the Company as of December 31, 2004.

DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE COMPANY

                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                 SECURITIES IN ALL REGISTERED
                                                                 INVESTMENT COMPANIES OVERSEEN BY
                           DOLLAR RANGE OF EQUITY SECURITIES     DIRECTOR WITHIN THE FAMILY OF
NAME OF DIRECTOR           IN EACH PORTFOLIO OF THE COMPANY      INVESTMENT COMPANIES
---------------------------------------------------------------------------------------------------
DeWitt F. Bowman           None                                  None
Cynthia A. Hargadon        None                                  None
Anne L. Wexler             None                                  None

DIRECTOR WHO IS AN "INTERESTED PERSON" OF THE COMPANY

                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                 SECURITIES IN ALL REGISTERED
                                                                 INVESTMENT COMPANIES OVERSEEN BY
                           DOLLAR RANGE OF EQUITY SECURITIES     DIRECTOR WITHIN THE FAMILY OF
NAME OF DIRECTOR           IN EACH PORTFOLIO OF THE COMPANY      INVESTMENT COMPANIES
---------------------------------------------------------------------------------------------------
Lawrence E. Davanzo        None                                  None

As of December 31, 2004, none of the Independent Directors or any of their immediate family members owned, beneficially or of record, any securities in
Wilshire, LA Capital or PFPC Distributors, Inc. ("PFPC Distributors"), distributor of the Company, or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Wilshire, LA Capital or PFPC Distributors.

COMPENSATION

The table below sets forth the compensation paid to the Independent Directors of the Company for the 12 months ended December 31, 2004. The Company does not compensate the "interested" Director or any of the officers for the services they provide.

DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE COMPANY

                                           PENSION OR                           TOTAL COMPENSATION
                        AGGREGATE      RETIREMENT BENEFITS   ESTIMATED ANNUAL    FROM COMPANY AND
                       COMPENSATION    ACCRUED AS PART OF     BENEFITS UPON     FUND COMPLEX PAID
  NAME OF DIRECTOR     FROM COMPANY       FUND EXPENSES         RETIREMENT        TO DIRECTORS*
----------------------------------------------------------------------------------------------------
DeWitt F. Bowman         $15,500               $0                   $0               $15,500
Cynthia A. Hargadon      $15,500               $0                   $0               $15,500

                                           PENSION OR                           TOTAL COMPENSATION
                        AGGREGATE      RETIREMENT BENEFITS   ESTIMATED ANNUAL    FROM COMPANY AND
                       COMPENSATION    ACCRUED AS PART OF     BENEFITS UPON     FUND COMPLEX PAID
  NAME OF DIRECTOR     FROM COMPANY       FUND EXPENSES         RETIREMENT        TO DIRECTORS*
----------------------------------------------------------------------------------------------------
Anne L. Wexler           $15,500               $0                   $0               $15,500


* This is the total amount compensated to the Director for his or her service on the Company's Board and the board of any other investment company in the fund complex. "Fund complex" means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers.

                         PRINCIPAL HOLDERS OF SECURITIES


Listed below are the names and addresses of those shareholders who owned of record 5% or more of the outstanding Horace Mann Class of Shares of the Portfolio as of March 31, 2005. The Company has no information regarding the beneficial ownership of the shares. Shareholders who have the power to vote a large percentage of shares of the Portfolio may be in a position to control the Portfolio and determine the outcome of a shareholder meeting. A shareholder who owns, directly or indirectly, 25% or more of the Portfolio's voting securities may be deemed to be a "control person," as defined by the 1940 Act. As of March 31, 2005 the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of the Portfolio.


SHAREHOLDERS                                                    PERCENTAGE OWNED
------------                                                    ----------------


Ronald D. Baxter and                                                  6.76%
Stephanie R. Baxter
c/o Wilshire Associates Incorporated
1299 Ocean Avenue, Suite 700
Santa Monica, CA 90401-1085


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER AND SUB-ADVISER


Wilshire is the investment adviser to the Portfolio pursuant to an Investment Advisory Agreement dated April 1, 2002 (the "Advisory Agreement"). LA Capital is the sub-adviser to the Portfolio pursuant to a sub-advisory agreement between Wilshire and LA Capital dated April 1, 2002, subject to the supervision of the Board of Directors and Wilshire.


INVESTMENT ADVISORY AGREEMENT AND FEES


Under the Advisory Agreement, Wilshire may charge annual fees of up to 0.10% of the average daily net assets of the Portfolio. All advisory fees are accrued daily. For the fiscal years ended December 31, 2003 and 2004, the fiscal period of September 1, 2002 to December 31, 2002 and the prior fiscal year ended August 31, 2002, the advisory fees for the Portfolio payable to Wilshire, the reductions attributable to voluntary fee waivers, the net fees paid with respect to the Portfolio, and the corresponding percentages of net assets (net of waivers) were as follows:

                    ADVISORY FEE    REDUCTION IN FEE    NET FEE PAID   % OF AVERAGE NET
                      PAYABLE                                               ASSETS
2002                  $109,045          $41,771           $ 67,274           0.06%
9/1/02-12/31/02*      $ 27,468          $     0           $ 27,468           0.10%
2003                  $104,876          $     0           $104,876           0.10%
2004                  $147,654          $     0           $147,654           0.10%


* The Portfolio changed its fiscal year end from August 31 to December 31 effective December 31, 2002.

The Advisory Agreement provides that Wilshire will act as the investment adviser to the Portfolio, and may recommend to the Board of Directors one or more sub-advisers to manage the Portfolio or portions thereof. Upon appointment of a sub-adviser, Wilshire will review, monitor and report to the Board regarding the performance and investment procedures of the sub-adviser, and assist and consult the sub-adviser in connection with the investment program of the Portfolio.

The Advisory Agreement provides that Wilshire shall exercise its best judgment in rendering the services to be provided to the Portfolio under the Advisory Agreement. Wilshire is not liable under the Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by the Portfolio. Wilshire is not protected, however, against any liability to the Portfolio or its shareholders to which Wilshire would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Advisory Agreement, or by reason of Wilshire's reckless disregard of its obligations and duties under the Advisory Agreement.


The Advisory Agreement will continue in force until February 24, 2006 unless sooner terminated as provided in certain provision contained in the Advisory Agreement. It is terminable with respect to the Portfolio without penalty on 60 days' notice by the Company's Board of Directors, by vote of a majority of the Portfolio's outstanding shares (as defined in the 1940 Act), or on at least 90 days' notice by Wilshire. The Advisory Agreement terminates in the event of its assignment (as defined in the 1940 Act).

INVESTMENT SUB-ADVISORY AGREEMENT AND FEES

Under the Sub-Advisory Agreement, the fees payable to LA Capital with respect to the Portfolio will be paid exclusively by Wilshire and not directly by the stockholders of the Portfolio. For the fiscal period ended August 31, 2002, the fiscal period September 1, 2002 to December 31, 2002 and the fiscal years ended December 31, 2003 and 2004, the sub-advisory fees paid to LA Capital by Wilshire with respect to the Portfolio and the corresponding percentages of net assets were as follows:

                        SUB-ADVISORY      % OF AVERAGE NET ASSETS
                          FEE PAID
2002                        $324                    0.05%
9/1/02-12/31/02*            $233                    0.05%
2003                        $812                    0.05%
2004                        $941                    0.05%


* The Portfolio changed its fiscal year end from August 31 to December 31 effective December 31, 2002.

LA Capital is an independent contractor and may act as an investment adviser to other clients. Wilshire may retain one or more other sub-advisers with respect to any portion of the assets of the Portfolio other than the portion to be managed by LA Capital.

LA Capital will not be liable to Wilshire, the Company or any stockholder of the Company for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by LA Capital of its duties, except for liability resulting from willful misfeasance, bad faith, negligence or reckless disregard of its obligations. LA Capital will indemnify and defend Wilshire, the Company, and their representative officers, directors, employees and any person who controls Wilshire for any loss or expense arising out of or in connection with any claim, demand, action, suit or proceeding relating to any material misstatement or omission in the Company's registration statement, any proxy statement, or any communication to current or prospective investors in the Portfolio, if such misstatement or omission was made in reliance upon and in conformity with written information furnished by LA Capital to Wilshire or the Portfolio. Any claim or controversy arising out of or relating to the Sub-Advisory Agreement, which is not settled by agreement of the parties, will be settled by arbitration.


The Sub-Advisory Agreement will continue in force unless sooner terminated as provided in the Sub-Advisory Agreement, so as long it is specifically approved for the Portfolio at least annually in the manner required by the 1940 Act (currently requiring annual approval by the Board).

PORTFOLIO MANAGER

The following paragraphs provide certain information with respect to the portfolio manager of the Portfolio as identified in the Prospectus and the material conflicts of interest that may arise in connection with his management of the investments of the Portfolio, on the one hand, and the investments of other client accounts for which he may have primary responsibility. Certain other potential conflicts of interest with respect to personal trading and proxy voting are discussed below under "Code of Ethics" and "Proxy Voting Policy and Procedures."

LA CAPITAL. LA Capital manages the Portfolio. Thomas D. Stevens, LA Capital's president, is the primary portfolio manager for the Portfolio. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by Mr. Stevens, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2004:

THOMAS D. STEVENS

                               TOTAL                         # OF ACCOUNTS      TOTAL ASSETS WITH
                               # OF                           MANAGED WITH      PERFORMANCE-BASED
                              ACCOUNTS     TOTAL ASSETS     PERFORMANCE-BASED     ADVISORY FEE
   TYPE OF ACCOUNTS           MANAGED       (MILLIONS)        ADVISORY FEE          (MILLIONS)
   ----------------           -------       ----------        ------------          ----------
Registered Investment
Companies:                       7            $  454                0                  $  0

Other Pooled Investment
Vehicles:                        0            $    0                0                  $  0

Other Accounts:                 26            $2,673                2                  $437

As of December 31, 2004, LA Capital managed 33 portfolios, most of which have minimal overlap with other accounts with respect to investment mandates, and which use over 20 different benchmarks. Although certain of its accounts may have common benchmarks, the accounts typically have different risk profiles, cost budgets, or alpha targets, which result in differing investment portfolios.

While each client account is managed individually, LA Capital does purchase and/or sell the same securities for many accounts. When possible, the firm aggregates client purchases in the same securities. Each client in an aggregated transaction receives the same execution price per share, which reflects an average of prices if the order is executed in multiple trades, and is charged a pro rata share of the total commission charge. However, where a client has directed that a specific broker be used to execute transactions, such transactions may not be aggregated with other orders entered at the same time in the same security, with the result that commission rates and execution prices for such client may differ from those obtained on the aggregated transaction. In general, an aggregated transaction may enable the firm to obtain a discounted commission charge and a more favorable execution price. If an executing broker is unable to fill an aggregated transaction completely and only partially completes the aggregated trade, LA Capital allocates the partially filled transaction to clients participating in the aggregated transaction on a pro-rata basis, subject to adjustments for additional factors, including the cash availability within individual accounts and the maintenance of appropriate portfolio sector weightings. Since clients have different investment strategies and objectives, LA Capital may purchase or hold a security for one client, and sell the same security for another client. In general, however, LA Capital believes that there are no significant conflicts resulting from various client accounts owning or trading the same securities. LA Capital seeks to mitigate liquidity problems by executing trades in highly liquid tranches. An account rebalance my take up to two or three days to complete.

LA Capital's portfolio managers, including Mr. Stevens, are the majority owners of the firm and are compensated based on the firm's profits rather than on performance of particular accounts. Mr. Stevens' compensation consists of a base salary, profit sharing and distribution of the firm's profits, which vest over a period of five years. Mr. Stevens manages two accounts with performance fee arrangements which, depending upon performance, may increase the revenues of the firm.

Mr. Stevens does not own shares of any of the Portfolio.

BOARD APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

The Advisory and Sub-Advisory Agreements have one-year terms expiring on the dates indicated below. Each Agreement is renewable thereafter by the Board of Directors in accordance with the requirements of the 1940 Act.

In meeting annually to determine whether to renew the Advisory and Sub-Advisory Agreements, the Board of Directors evaluates information provided by Wilshire and LA Capital in connection with the meeting in accordance with Section 15(c) of the 1940 Act as well as information provided at other Board meetings.

The information below summarizes the Board's considerations in connection with its last renewal of each of the Agreements. In deciding to renew the Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such renewal. In considering these matters, the Directors were advised with respect to relevant legal standards by counsel independent of Wilshire. The Independent Directors discussed the continuance of the Agreements with management and in a private session with counsel at which no representatives of Wilshire or LA Capital were present. Board approvals were confirmed by the separate vote of the Independent Directors.

The current terms of the Advisory and the Sub-Advisory Agreements expire in June, 2005. At its February 24, 2005 meeting, the Board considered a number of factors in recommending renewal of the Agreements, including (1) the nature, extent and quality of services furnished by Wilshire and LA Capital; (2) the investment performance of each portfolio of the Company, including the Portfolio, compared to relevant market indices and the performance of peer groups of investment companies pursuing broadly similar strategies; (3) the advisory fees and other expenses that would be paid by each portfolio of the Company, including the Portfolio, compared to those of similar funds managed by other investment advisers, and the profitability to each of Wilshire and LA Capital of its investment advisory relationship with the portfolios of the Company, including the Portfolio; and (4) the extent to which economies of scale would be realized as the portfolios of the Company, including the Portfolio, grow.

WILSHIRE. In considering renewal of the Advisory Agreement with Wilshire, the Board concluded that the portfolios of the Company had satisfactorily met their investment objectives. The Board determined that generally the portfolios had performed well compared to their peer groups, noting that the Portfolio had performed better than 50% of its peer group for the one-, three- and five-year periods ended December 31, 2004.

The Board also considered that as a "manager of managers," Wilshire had been very active in the past year in researching, identifying and recommending sub-advisers to the Board, noting that Wilshire had recommended, and the Board had approved, a number of new sub-advisers since the Board's last annual renewal of the Advisory Agreement. The Board also noted that as a result of Wilshire's active monitoring of the portfolios' sub-advisers, Wilshire had recommended, and the Board had approved, the termination and replacement of two sub-advisers during the past year. In reviewing the quality of services provided to the portfolios, the Board also considered a variety of other matters, including Wilshire's regulatory compliance procedures, the overall high quality and depth of Wilshire's organization in general and of the individuals providing services to the portfolios, and Wilshire's substantial experience in researching, selecting and monitoring investment management organizations.

In reviewing the total expenses borne by each of the portfolios, the Board observed that the total expense ratio for each of the portfolios was lower than or close to the average expense ratio of funds in its peer group, noting that the Portfolio's total expense ratio was significantly lower than that of its peer group. With respect to Wilshire's advisory fees, the Board noted that the fees charged by Wilshire to the Portfolio are significantly lower than the fees charged by Wilshire to its institutional clients. The Board also noted that although the fees charged by Wilshire to the other portfolios of the Company are greater than the standard fees charged by Wilshire to its institutional clients, Wilshire performs certain compliance services for the portfolios, in addition to investment advisory services, which are not required by its other institutional clients, and that Wilshire had voluntarily agreed to waive fees with respect to certain other portfolios of the Company. The Board also noted its determination in previous annual reviews that Wilshire's fees were fair and reasonable compensation for the services provided by Wilshire and were competitive with fees paid by other similar mutual funds to high quality managers, and that Wilshire pays the portfolios' sub-advisory fees to the various sub-advisers. The Board concluded that although it believed Wilshire's fees continued to be fair and reasonable, it should review updated information at its next quarterly meeting regarding the advisory fees charged to similar funds managed by other investment advisers.

The Board also considered information regarding the profitability of Wilshire's investment advisory relationship with the portfolios that is presented by Wilshire to the Board on a quarterly basis, and that Wilshire and its affiliates received no benefits other than investment advisory fees as a result of its relationship with the portfolios, except the intangible benefits of the favorable publicity arising in connection with the portfolios' performance and the reimbursement of certain marketing and conference expenses through the portfolios' Rule 12b-1 Service and Distribution Plan.

Because of the current asset size of each of the portfolios, the Board concluded that Wilshire would not currently realize any significant economies of scale in acting as investment adviser to the Company. However, the Board noted that as the portfolios' assets increase in the future, specific consideration would be given to the possibility of adding fee breakpoints to share the benefit of any such economies with the portfolios' shareholders.

Based on their review, the Board of Directors as a whole, and the Independent Directors separately, determined that it would be in the best interests of the portfolios and their respective stockholders, including the Portfolio and its stockholders, to renew the Advisory Agreement until the Board's next regular quarterly meeting, when the Board would review the additional information it had requested from Wilshire.

LA CAPITAL. In considering renewal of the Sub-Advisory Agreement with LA Capital, the Directors considered the value added by LA Capital as reflected by the performance of the portions of the portfolios managed by LA Capital compared to their respective benchmarks and to the portfolios' respective peer groups. The Board noted that although the Portfolio had slightly underperformed its benchmark for the one-, two- and three-year periods ended December 31, 2004, it had slightly outperformed the benchmark for the period since its inception.

In reviewing the quality of services provided by LA Capital to the portfolios, the Board noted that the investment management personnel who had managed the portfolios on behalf of Wilshire since the inception of the portfolios had continued to provide high-quality portfolio management services to the portfolios as employees of LA Capital. The Board also considered a variety of other related matters, including LA Capital's brokerage and soft dollar practices, regulatory compliance procedures, investment philosophy and processes, and the overall high quality and depth of its organization in general. The Directors also reviewed the sub-advisory fees charged by LA Capital and the profitability of its relationship to the portfolios, and observed that its fees with respect to the portfolios were very favorable in comparison to its standard fees charged to other clients.

Based on their review, the Board of Directors as a whole, and the Independent Directors separately, determined that it would be in the best interests of the portfolios and their respective stockholders to renew the LA Capital Sub-Advisory Agreement until the Board's next regular quarterly meeting, when the Board would review the Agreement in light of the additional information it had requested from Wilshire.

SEC EXEMPTIVE ORDER


The SEC has issued an order (the "Order") to Wilshire exempting it from the 1940 Act requirement to submit to stockholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not "affiliated persons" of Wilshire as defined in the 1940 Act, to manage all or portions of the portfolios of the Company. Wilshire is responsible for, among other things: setting each portfolio's investment strategy and structure; selecting sub-advisers; ongoing monitoring and evaluation of sub-advisers; implementing procedures to ensure that sub-advisers comply with the portfolios' investment objectives, policies and guidelines/restrictions; terminating sub-advisers; and reallocating assets among sub-advisers. Wilshire may allocate portions of each portfolio's assets among multiple sub-advisers with complementary management styles and securities selection disciplines; monitors the performance of each portion of a portfolio and each portfolio as a whole; and terminate sub-advisers to the extent necessary to achieve the overall objective of the portfolio. Wilshire's criteria for termination of a sub-adviser include (but are not limited to) departure of key personnel; acquisition by a third-party; change in or departure from investment style; inadequate investment processes that could result in inconsistent security selection, valuation or compliance; and the inability over time to maintain above-average performance.


The Order was granted subject to, among other things, the following  conditions:
(1) prior to becoming effective with respect to a portfolio, the stockholders of such portfolio would approve operation of such portfolio in the manner described above (the stockholders of the Portfolio approved such operation on March 29,
2002); (2) the portfolio's prospectus would describe the Order; (3) if a new sub-adviser were retained or a sub-advisory agreement were materially amended, Wilshire would furnish the relevant stockholders within 90 days all the information that would have been provided in a proxy statement soliciting approval of the sub-advisory agreement, except for certain fee information; (4) the majority of the Board of Directors would be independent, and new independent directors would be nominated by such existing independent directors; (5) in approving any change in sub-adviser, the Board would find that such change is in the best interests of the portfolio and its stockholders; (6) Wilshire would provide the Board with information about its profitability with respect to the portfolio on a quarterly basis; (7) whenever a sub-adviser is retained or terminated, Wilshire would provide an analysis of the effect of the change on its profitability; (8) no director or officer of the Company or Wilshire would own any interest in any sub-adviser, subject to certain exceptions; and (9) the independent directors of the Company would engage independent counsel to represent them.

SERVICES AGREEMENT


Wilshire has entered into a Services Agreement, dated May 31, 1999, as amended September 27, 1999, January 3, 2003 and October 1, 2003, with PFPC Inc. ("PFPC"). PFPC is located at 760 Moore Road, King of Prussia, PA 19406 and is an affiliate of PFPC Distributors. PFPC and PFPC Distributors are wholly-owned subsidiaries of PNC Financial Services Group. PFPC furnishes Wilshire with transfer agency services, fund accounting services, administration services and certain other services as may be required by Wilshire. PFPC also prepares tax returns, reports to the Portfolio's shareholders, and reports and filings with the SEC and state securities authorities; prepares ongoing compliance updates; coordinates the registration of the Company with the National Securities Clearing Corp. ("NSCC") and the filing of required Company reports with the

NSCC; provides consultation to the Company with respect to regulatory matters, including monitoring regulatory and legislative developments that may affect the Company; assists in the preparation of quarterly board materials; and generally assists in all aspect of the Company's operations, other than providing legal or investment advice.

The current term of the Services Agreement ends on May 31, 2005 and will automatically renew for successive terms of three years each unless the Company or PFPC provides written notice to the other of its intent not to renew. Such notice must be received not less than 90 days and not more than 180 days prior to the expiration of the then current term.

For the fiscal year ended August 31, 2002, the fiscal period from September 1, 2002 to December 31, 2002 and the fiscal years ended December 31, 2003 and 2004, the accounting and administration fees payable to PFPC, the reductions attributable to voluntary waivers, and the net fees paid with respect to the Portfolio are as follows:

--------------------------------------------------------------------------------
                      ADMINISTRATION AND      REDUCTION IN FEE      NET FEE PAID
                        ACCOUNTING FEE
                            PAYABLE
--------------------------------------------------------------------------------
2002                       $194,568               $83,034             $111,534
--------------------------------------------------------------------------------
9/1/02-12/31/02*           $ 51,563               $     0             $ 51,563
--------------------------------------------------------------------------------
2003                       $188,313               $     0             $188,313
--------------------------------------------------------------------------------
2004                       $252,480               $     0             $252,480
--------------------------------------------------------------------------------


* The Portfolio changed its fiscal year end from August 31 to December 31 effective December 31, 2002.


EXPENSES

From time to time, Wilshire or PFPC may waive receipt of its fees and/or voluntarily assume certain expenses of the Portfolio or the Company. This would have the effect of lowering the overall expense ratio of the Portfolio and increasing the return to investors at the time such amounts are waived or assumed, as the case may be. The Company will not pay Wilshire or PFPC for any amounts which may be waived or assumed. Each of PFPC Distributors, Wilshire or PFPC may bear other expenses of distribution of the shares of the Portfolio or of the provision of shareholder services to the Portfolio's shareholders, including payments to securities dealers or other financial intermediaries or service providers, out of its profits and available resources other than the advisory and administration fees paid by the Company.

All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by PFPC Distributors, Wilshire or PFPC. The expenses borne by the Company include taxes; interest; brokerage fees and commissions, if any; fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of PFPC Distributors, Wilshire or PFPC or any of their affiliates; SEC fees; state Blue Sky qualification fees; advisory and administration fees; charges of custodians; transfer and dividend disbursing agents' fees; certain insurance premiums; industry association fees; outside auditing and legal expenses; costs of maintaining the Company's existence; costs of independent pricing services; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of shareholders' reports and meetings; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; and any extraordinary expenses. Expenses attributable to a particular series or class of shares are charged against the assets of that series or class. Other expenses of the Company are allocated among all series on a basis determined by Wilshire, subject to supervision by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of the Portfolio.


SERVICE AND DISTRIBUTION PLAN


The Service and Distribution Plan (the "Plan") of the Company adopted pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder was approved as to the Horace Mann Class of Shares of the Portfolio by vote of the majority of both
(a) the Directors of the Company and (b) those Directors who are not interested persons of the Company (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or any agreement related to it (the "Independent Directors"), in each case cast in person at a meeting called for the purpose of voting on the Plan.

The Horace Mann Class of Shares of the Portfolio reimburses PFPC Distributors for its shareholder services and distribution expenses (the "Distribution Fee") at an annual rate of up to 0.35 of 1% of the average daily net assets attributable to the Horace Mann Class of Shares. The Distribution Fee is accrued daily and paid monthly or at such other intervals as the Directors of the
Company shall determine. Pursuant to a Dealer Agreement between PFPC Distributors and Horace Mann Investors, Inc., PFPC Distributors pays to Horace Mann 0.35% of the average daily net assets attributable to the Horace Mann Class of Shares for providing distribution and services to holders of shares and for maintaining shareholder accounts, such as answering shareholder inquiries regarding the Portfolio and providing shareholder reports and other information.

The Plan will continue in effect with respect to the Horace Mann Class of Shares of the Portfolio only so long as such continuance is specifically approved at least annually by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended in any material respect unless such amendment is approved by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the Plan, and may not be amended to increase materially the amount to be spent thereunder without such approvals and approval by vote of at least a majority (as defined in the 1940 Act) of the outstanding shares of the Horace Mann Class of Shares of the Portfolio. The Plan may be terminated at any time with respect to the Horace Mann Class of Shares of the Portfolio by vote of a majority of the Independent Directors or by vote of a majority (as defined in the 1940 Act) of the outstanding Horace Mann Class of Shares of the Portfolio. Amounts spent on behalf of the Horace Mann Class of Shares of the Portfolio pursuant to such Plan during the fiscal year ended December 31, 2004, are set forth below.

--------------------------------------------------------------------------------
           12B-1 AND     COMPENSATION      COMPENSATION     OTHER      TOTAL
           PRINTING      TO BROKERS-       TO SALES
                         DEALERS           PERSONNEL
--------------------------------------------------------------------------------
2004       $0.00         $1,650.00         $0.00            $0.00      $1,650.00
--------------------------------------------------------------------------------

TRANSFER AND DIVIDEND DISBURSING AGENT

PFPC, 760 Moore Road, King of Prussia, Pennsylvania 19406-1212, serves as the Company's transfer agent and dividend disbursing agent.

CUSTODIAN

The Northern Trust Company, located at 50 South LaSalle Street, Chicago, Illinois 60675, serves as the Company's custodian.

COUNSEL

Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, California 90071, serves as independent counsel for the Company and the Independent Directors.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers   LLP,  Two   Commerce   Square,   2001  Market   Street,
Philadelphia, Pennsylvania 19103, serves as the Company's independent registered public accounting firm.


                                 CODE OF ETHICS

The Board of Directors of the Company has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics restricts the investing activities of Company officers, Directors and advisory persons, and, as described below, imposes additional, more onerous restrictions on Portfolio investment personnel.


Each person covered by the Code of Ethics is prohibited from purchasing or selling any security which, to such person's knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by the Portfolio. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, "blackout periods" which prohibit trading by investment personnel of the Portfolio within periods of trading by the Portfolio in the same security, and a ban on short-term trading in securities. Investment personnel are required to preclear any personal securities investment (with limited exceptions, such as government securities) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The preclearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment.


In addition, Wilshire and LA Capital have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel, subject to the conditions of the code, to invest in securities including securities that may be purchased or held by the Portfolio.

                       PROXY VOTING POLICY AND PROCEDURES

The Board of Directors of the Company has delegated to Wilshire the responsibility for voting proxies relating to portfolio securities held by the Portfolio as a part of Wilshire's general management of the Portfolio, subject to the Board's continuing oversight. Wilshire may, but is not required to, further delegate the responsibility for voting proxies relating to portfolio securities held by the Portfolio to LA Capital or any other sub-advisers retained to provide investment advisory services to the Portfolio.

The right to vote proxies with respect to portfolio securities held by the Portfolio is an asset of the Company. Wilshire, LA Capital, or any other sub-adviser to which authority to vote on behalf of the Portfolio is delegated, acts as a fiduciary of the Portfolio and must vote proxies in a manner consistent with the best interest of the Portfolio and its shareholders.

At least annually, Wilshire (if it has retained the authority to vote proxies on behalf of the Portfolio) and LA Capital must present to the Board its policies, procedures and other guidelines for voting proxies. In addition, Wilshire and LA Capital must notify the Board promptly of material changes to any of these documents.

At least annually, Wilshire (if it has retained the authority to vote proxies on behalf of the Portfolio) and LA Capital must provide to the Board a record of each proxy voted with respect to portfolio securities of the Portfolio during the year. With respect to those proxies that Wilshire or LA Capital has identified as involving a conflict of interest, Wilshire or LA Capital must submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a "conflict of interest" is deemed to occur when Wilshire or LA Capital or an affiliated person of Wilshire or LA Capital has a financial interest in a matter presented by a proxy to be voted on behalf of the Portfolio, other than the obligation Wilshire or LA Capital incurs as investment adviser to the Portfolio, which may compromise Wilshire's or LA Capital's independence of judgment and action in voting the proxy.

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Portfolio may be revoked by the Board, in whole or in part, at any time.


The Company is requested to file an annual report of each proxy voted with respect to portfolio securities of the Portfolio during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. Information regarding how Wilshire or LA Capital voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-888-200-6796, (ii) or on the SEC's website at WWW.SEC.GOV.


WILSHIRE

Wilshire has delegated to LA Capital the responsibility for voting the securities in the Portfolio. Wilshire reviews LA Capital's proxy voting activities annually. If it should become responsible for direct management of the Portfolio for short periods of time, on a transition basis, Wilshire will engage a professional proxy voting service to vote the securities under its direct management.

LA CAPITAL
LA Capital has engaged Glass, Lewis & Co. ("Glass Lewis") who has partnered with Investor Responsibility Research Center, Inc., as its proxy voting agent. Although LA Capital has established voting guidelines developed in conjunction with Glass Lewis, it casts each vote on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement and all other relevant facts and circumstances.

LA Capital has designated a compliance officer who is responsible for administering and overseeing the proxy voting process. In addition, a proxy committee formally approves and reviews all proxy guidelines, procedures and voting records.

LA Capital believes that by employing Glass Lewis to monitor and vote all proxies on its behalf, it has minimized the potential for material conflicts of interest. If a material conflict of interest arises, LA Capital will notify the client of the conflict, and unless the client directs LA Capital to vote the proxy in a certain manner, LA Capital will vote in accordance with its policy based on Glass Lewis' recommendations.

Glass Lewis' general positions on various proposals are as follows:

DIRECTOR MATTERS - Glass Lewis generally votes for all director nominees, except in the case of contested nominees, which are evaluated on a case-by-case basis. It votes against giving boards authority to set board size and against proposals to impose classified boards. It also votes against proposals permitting the removal of directors without cause.

SHAREHOLDER RIGHTS - Glass Lewis typically votes against poison pills, non-technical charter amendments that reduce shareholder rights, and limiting the right of shareholders to act by written consent or to call special meetings. It also votes against adoption of supermajority votes for business transactions.

COMPENSATION AND BENEFITS PLANS - Glass Lewis generally votes against stock incentive plans if, among other things, the outstanding common stock will be diluted by greater than 10%, the plan allows the company to reprice or replace underwater options without shareholder approval, or the plan allows nonqualified options to be priced at less than 85% of fair market value.

ROUTINE MATTERS - Glass Lewis generally votes in favor of ratification of auditors, name changes, and technical amendments to charter documents.



                             PORTFOLIO TRANSACTIONS


LA Capital supervises the placement of orders for the purchase or sale of portfolio securities on behalf of the Portfolio. LA Capital allocates portfolio transactions among broker-dealers in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected may include those that provide statistical data, investment information, economic facts and opinions to LA Capital. Information so received is in addition to and not in lieu of services required to be performed by LA Capital and its fees are not reduced by the receipt of such supplemental information. Such information may be useful to LA Capital in serving both the Portfolio and other clients which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to LA Capital in carrying out its obligations to the Portfolio. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. When transactions are executed in the over-the-counter market, the Portfolio will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. LA Capital has procedures in place to monitor best execution. LA Capital and Wilshire do not consider the sale of Portfolio shares in selecting brokers to effect Portfolio transactions.


Although LA Capital makes investment decisions for the Portfolio independently from those of its other accounts, investments of the kind made by the Portfolio may often also be made by such other accounts. When LA Capital buys or sells the same security at substantially the same time on behalf of the Portfolio and one or more other accounts managed by LA Capital, it allocates available investments by such means as, in its judgment, result in fair treatment. LA Capital aggregates orders for purchases and sales of securities of the same issuer on the same day among the Portfolio and its other managed accounts, and the price paid to or received by the Portfolio and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Portfolio or the size of the position purchased or sold by the Portfolio.


Portfolio turnover may vary from year to year, as well as within a year. Under normal market conditions, the Portfolio's turnover rate generally will not exceed 80%. High turnover rates, generally as a result of fluctuating market conditions, are likely to result in comparatively greater brokerage expenses. Recognizing this, LA Capital attempts to minimize the cost per share of trading while at the same time implementing only those trades necessary to maintain the proper style exposure. Significant variation in the portfolio turnover rates in 2003 and 2004, as disclosed in the "Financial Highlights" section of the Prospectus for the Portfolio, reflected the impact of overall market volatility on the Portfolio's attempt to replicate the returns of the Dow Jones Wilshire 5000 Index through sampling techniques.


If so directed by Wilshire, LA Capital will execute purchases and sales of portfolio securities through brokers or dealers designated by management of the Company for the purpose of providing direct benefits to the Portfolios, provided that LA Capital determines that such brokers or dealers will provide best execution in view of such other benefits.


For the fiscal year ended August 31, 2002, the fiscal period from September 1, 2002 to December 31, 2002, and the fiscal years ended December 31, 2003 and 2004, the Portfolio paid total brokerage commissions of $38,760, $7,882 $36,613, and $126,303, respectively.

As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers as follows:

BROKERS OR DEALERS                                                  MARKET VALUE
------------------                                                  ------------
Bear Stearns Companies, Inc.                                         $  138,630
Friedman, Billings, Ramsey Group, Inc.                               $   28,309
Goldman Sachs Group, Inc.                                            $  631,523
Instinet Group, Inc.                                                 $   15,075
Jefferies Group, Inc.                                                $   36,252
JP Morgan Chase & Company                                            $1,598,630
Knight Trading Group, Inc.                                           $    5,475
Lehman Brothers Holdings, Inc.                                       $  366,016
Merrill Lynch & Company, Inc.                                        $  660,219
Morgan Stanley                                                       $  716,208

LA Capital paid on behalf of the Portfolio brokerage commissions of $126,297, representing 85% of the Portfolio's total brokerage commissions, for the fiscal year ended December 31, 2004 to firms which provided research services to LA Capital as well as execution services. As described above, brokerage transactions were directed to such firms based primarily on their ability to provide the best price and execution of such transactions.


No brokerage commissions were paid to PFPC Distributors. There were no spreads or concessions on principal transactions for any such period.

                                 NET ASSET VALUE

The net asset value per share of each class of the Portfolio is calculated as of the close of regular trading on the NYSE, normally 4:00 p.m. (EST), on each day the NYSE is open for trading.


The Portfolio's investment securities are valued at the closing price, or if a closing price is unavailable, the last sale price on the securities exchange or national securities market on which such securities primarily are traded. For securities traded on NASDAQ, the NASDAQ official closing price is used.
Securities not listed on an exchange or national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices; bid price is used when no asked price is available. Short-term investments with an original maturity of 60 days or less are carried at amortized cost, which approximates value. Expenses and fees, including advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value of each class of shares of the Portfolio. If the market price of a security is not readily available, Wilshire and LA Capital will propose an appropriate method of valuation of such security for consideration by the Company's Valuation Committee. Each such proposed method of valuation, any material change therein, or the continuation of any such method for an extended period of time will be considered and approved at a meeting, in person or by telephone, of the Valuation Committee. At each regularly scheduled quarterly meeting of the Board of Directors, Wilshire and LA Capital will provide to the Board (i) a list of securities held by the Portfolio for which market quotations were not readily available during the previous quarter, (ii) a description of the method used to value each security and any factors considered significant in the determination to use such valuation method and (iii) a representation that, in making a determination as to the appropriate method of valuation, Wilshire, LA Capital and the Valuation Committee complied with the Company's valuation procedures.


                        PURCHASE AND REDEMPTION OF SHARES


The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "How to Purchase Portfolio Shares" and "How to Sell Portfolio Shares." The Company does not have any arrangements with any person to permit frequent purchases and redemptions of Portfolio shares.

THE DISTRIBUTOR. PFPC Distributors, located at 760 Moore Road, King of Prussia, PA 19406, serves as the Company's distributor pursuant to a Distribution Agreement which is renewable annually by the Board of Directors. The Horace Mann Class Shares of the Portfolio are continuously offered at the net asset value per share next determined after a proper purchase request has been received and accepted by the Company. The Distribution Agreement between the Distributor and the Company provides that the Company shall indemnify the Distributor against any liability arising out of any untrue statement of a material fact or any omission of a material fact in the Company's registration statement necessary to make the statements therein misleading, unless such liability results from the Distributor's willful misfeasance, bad faith or negligence in the performance of its duties under the Agreement.

IN-KIND PURCHASES. Payments for the Portfolio's shares may, at the discretion of the Company, be made in the form of securities which are permissible investments for the Portfolio. For further information about this form of payment, please contact PFPC. Generally, securities which are accepted by the Company as payment for the Portfolio's shares will be valued using the Portfolio's procedures for valuing its own shares at the time the Portfolio's net asset value is next determined after receipt of a properly completed order. All dividends, interest, subscription or other rights pertaining to such securities will become the property of the Portfolio and must be delivered to the Portfolio upon receipt from the issuer. The Company will require that (1) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to the Portfolio and are not subject to any restriction on sale by the Portfolio under the Securities Act of 1933, as amended, or otherwise; and (3) the Portfolio receives such other documentation as the Company may, in its discretion, deem necessary or appropriate. Investors who are subject to Federal taxation may realize a gain or loss for Federal income tax purpose upon such a payment.

SIGNATURES. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed if the amount redeemed exceeds $50,000, if proceeds are to be paid to someone other than the registered holder of shares, or if the investor's address of record has changed within the past 60 days. PFPC has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program (NYSE MSP), the Securities Transfer Agents Medallion Program (STAMP) and the Stock Exchanges Medallion Program (SEMP). Guarantees must be signed by an authorized signatory of the guarantor and "Signature Guaranteed" must appear with the signature. PFPC may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call the telephone number listed on the cover.


REDEMPTION COMMITMENT. The Company reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be readily marketable, to the extent available, and would be valued in the same manner as the Portfolio's investment securities are valued. If the recipient sold such securities, brokerage charges would be incurred.

SUSPENSION OF REDEMPTIONS. The Company may suspend the right of redemption with respect to the Portfolio or postpone the date of payment (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the shareholders.


NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Rev. Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                        DIVIDENDS, DISTRIBUTION AND TAXES


The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Dividends and Distribution Information" and "Tax Information".


REGULATED INVESTMENT COMPANIES


The Company's management believes that the Portfolio qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") for the fiscal year ended December 31, 2004 and intends to meet the same qualifications for the fiscal year ended December 31, 2005. Qualification as a regulated investment company relieves the Portfolio from any liability for Federal income taxes to the extent that its earnings are distributed in accordance with the applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


As a regulated investment company, the Portfolio will not be liable for Federal income tax on its income and gains provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the Code requires, among other things, that the Portfolio (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Portfolio's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or two or more issuers which the Company controls and which are determined to be engaged in the same or similar trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses) each taxable year.


Because the Portfolio is established in part as an investment for certain insurance variable annuity contracts, the Code imposes additional diversification requirements on the Portfolio. Generally, these requirements are that at each quarter end and for 30 days thereafter no more than 55% of the Portfolio's total assets may be in any one investment, no more than 70% in any two investments, no more than 80% in any three investments, and no more than 90% in any four investments.

The Portfolio generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, the Portfolio must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income and net capital gain (not taking into account any capital gains or losses as an exception) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Portfolio in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid the excise tax, the Portfolio intends to make timely distributions of their income in compliance with these requirements and anticipate that it will not be subject to the excise tax.


Dividends paid by the Portfolio from ordinary income, and distributions of the Portfolio's net realized short-term capital gains, are taxable to its shareholders as ordinary income. Distributions to corporate shareholders will be eligible for the 70% dividends received deduction, and distributions to individual shareholders will be eligible for taxation at their maximum long-term capital rate, to the extent that the income of the Portfolio is derived from dividends. Dividend income earned by the Portfolio will be so eligible only if the Portfolio has satisfied holding period requirements. In addition, a shareholder must meet certain holding period requirements. Within 60 days after the end of its taxable year, the Portfolio will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such provisions of the Code. Net capital gain distributions are not eligible for the dividends received deduction.

Under the Code, any distributions designated as being made from net capital gains are taxable to the Portfolio's shareholders as long-term capital gains, regardless of the holding period of such shareholders. Such distributions of net capital gains will be designated by the Portfolio as a capital gains distribution in a written notice to its shareholders which accompanies the distribution payment. Any loss on the sale of shares held for less than six months will be treated as a long-term capital loss for federal tax purposes to the extent a shareholder receives net capital gain distributions on such shares. The maximum federal income tax rate applicable to long-term capital gains is currently 15% for individual shareholders and 35% for corporate shareholders. Dividends and distributions are taxable as such whether received in cash or reinvested in additional shares of the Portfolio.


Any loss realized on a sale, redemption or exchange of shares of the Portfolio by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

HEDGING TRANSACTIONS


Ordinarily, gains and losses realized from portfolio transactions will be treated as a capital gain or loss. All or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.


Under Section 1256 of the Code, a gain or loss realized by the Portfolio from certain financial futures transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such futures as well as from closing transactions. In addition, any such futures remaining unexercised at the end of the Portfolio's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Portfolio characterized in the manner described above.


Offsetting positions held by the Portfolio involving financial futures may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code. As such, all or a portion of any short- or long-term capital gain from certain "straddle" and/or conversion transactions may be recharacterized to ordinary income.

If the Portfolio were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as "mixed straddles" if the futures transactions comprising such straddles were governed by Section 1256 of the Code. The Portfolio may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Portfolio may differ. If no election is made, to the extent the straddle rules apply to positions established by the Portfolio, losses realized by the Portfolio will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be recharacterized as short-term capital gain, and as a result of the conversion transaction rules, long-term capital gain may be recharacterized as ordinary income.


Under Section 1259 of the Code, enacted as part of the Taxpayer Relief Act of 1997, the Portfolio will recognize gain if it enters into a futures contract relating to an appreciated direct position in any stock or debt instrument, or if it acquires stock or a debt instrument at a time when the Portfolio has an offsetting appreciated position in the stock or debt instrument. Such transactions are considered to be constructive sales for income tax purposes.

OTHER TAX INFORMATION

The Portfolio may be required to withhold for U.S. Federal income taxes 30% of all taxable distributions payable to shareholders who fail to provide the Company with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

The Company may also be subject to state or local taxes in certain states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the

Company and of  shareholders of the Portfolio with respect to  distributions  by the Portfolio may differ from Federal tax treatment. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisers regarding specific questions as to Federal, state or local taxes.


Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of his or her shares below the cost of his or her investment. Such a dividend or distribution would be a return on investment in an economic sense. In addition, the Code provides that if a shareholder holds shares of the Portfolio for six months or less and has received a long-term capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the long-term capital gain distribution received.


CAPITAL LOSS CARRY FORWARDS


On December 31, 2004 the Portfolio had available for Federal income tax purposes unused capital losses as follows:

        FUND                                     EXPIRING DECEMBER 31,
        ----                                     ---------------------
                             2008          2009           2010           2011           2012
                             ----          ----           ----           ----           ----
Dow Jones Wilshire
5000 Index Portfolio       $343,818     $1,775,025     $8,232,611     $3,810,802     $5,509,772

                             PERFORMANCE INFORMATION

For purposes of advertising, performance may be calculated on the basis of average annual total returns and/or total returns of the Portfolio. "Total return" is the change in value of an investment in the Portfolio for a specified period. The "average annual total return" of the Portfolio is the average annual compound rate of return in an investment in the Portfolio assuming the investment has been held for one-, five-, and ten-year periods (or the life of the Portfolio if shorter).

Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management and is also affected by operating expenses, market conditions and the risks associated with the Portfolio's objective and investment policies. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

Comparative performance information may be used from time to time in advertising or marketing the shares of the Portfolio, including data from the Dow Jones Wilshire 5000 Index, Lipper Analytical Services, Inc., the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Morningstar, Inc. and other industry publications.

AVERAGE ANNUAL TOTAL RETURN

From time to time the Portfolio may advertise its total returns for prior periods. The Portfolio's total return is its average annual compounded total return for its most recently completed one, five, and ten-year periods (or the period since the Portfolio's inception). The Portfolio's total return for such a period is computed by determining, through the use of a formula prescribed by the SEC shown below, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Portfolio are assumed to have been reinvested when paid and the maximum sales charge applicable to purchase Portfolio shares is assumed to have been paid. This calculation can be expressed as follows:

                                 P(1 + T)n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). These calculations will reflect the deduction of the maximum sales charges and annual Portfolio operating expenses.

CUMULATIVE TOTAL RETURN

The Portfolio may also quote the cumulative total returns in addition to the average annual total returns. These quotations are computed the same way, except the cumulative total return will be based on the actual return for a specified period rather than on the average return over one, five and ten year periods, or fractional portion thereof.

Quotations of Portfolio total returns and yields will not reflect Contract charges and expenses. The Contract disclosure document will contain information about performance of the relevant separate account and Contract.

                                OTHER INFORMATION

The Company is a Maryland corporation organized on July 30, 1992. It currently has five portfolios - Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, and the Portfolio -- each of which has several classes of shares. The title of each class of each portfolio is as follows:

Large Company Growth Portfolio:
       Large Company Growth Portfolio - Investment Class Shares
       Large Company Growth Portfolio - Institutional Class Shares

Large Company Value Portfolio:
       Large Company Value Portfolio - Investment Class Shares
       Large Company Value Portfolio - Institutional Class Shares

Small Company Growth Portfolio:
       Small Company Growth Portfolio - Investment Class Shares
       Small Company Growth Portfolio - Institutional Class Shares

Small Company Value Portfolio:
       Small Company Value Portfolio - Investment Class Shares
       Small Company Value Portfolio - Institutional Class Shares

The Portfolio:
       Dow Jones Wilshire 5000 Index Portfolio - Investment Class Shares
       Dow Jones Wilshire 5000 Index Portfolio - Institutional Class Shares Dow Jones Wilshire 5000 Index Portfolio - Horace Mann Class of Shares Dow Jones Wilshire 5000 Index Portfolio - Qualified Class of Shares

Each share of the Portfolio has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares of each class of the Portfolio have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of all series in the matter are identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent accountants and the election of Directors from the separate voting requirements of the Rule. Rule 18f-3 under the 1940 Act makes further provision for the voting rights of each class of shares of an investment company which issues more than one class of voting shares. In particular, Rule 18f-3 provides that each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to the class' arrangement for services and expenses, and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

The Company will send annual and semi-annual financial statements to all its shareholders.

                              FINANCIAL STATEMENTS


The Company's audited financial statements for the Portfolio contained in its annual report for the fiscal year ended December 31, 2004 are incorporated into this SAI by reference in their entirety. Such financial statements have been audited by the Company's independent registered public accounting firm, PricewaterhouseCoopers, LLP, whose report thereon appears in such Annual Report. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing.

                           WILSHIRE MUTUAL FUNDS, INC.


                         LARGE COMPANY GROWTH PORTFOLIO
                          LARGE COMPANY VALUE PORTFOLIO
                         SMALL COMPANY GROWTH PORTFOLIO
                          SMALL COMPANY VALUE PORTFOLIO
                     DOW JONES WILSHIRE 5000 INDEX PORTFOLIO
                   (FORMERLY, "WILSHIRE 5000 INDEX PORTFOLIO")


                             INVESTMENT CLASS SHARES
                           INSTITUTIONAL CLASS SHARES


                       STATEMENT OF ADDITIONAL INFORMATION
                         (http://www.wilshirefunds.com)

                                   May 2, 2005

This Statement of Additional Information ("SAI") provides supplementary information for the investment portfolios of Wilshire Mutual Funds, Inc. (the "Company"): Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, and Dow Jones Wilshire 5000 Index Portfolio (formerly, the "Wilshire 5000 Index Portfolio") (each a "Portfolio" and collectively the "Portfolios").

This SAI is not a prospectus. It should be read in conjunction with the Prospectus for the Investment Class Shares and Institutional Class Shares of the Portfolios dated May 2, 2005 and is incorporated by reference in its entirety into the Prospectus. The financial statements contained in the Portfolios' Annual Report for the fiscal year ended December 31, 2004 are incorporated by reference into this SAI. You can obtain free copies of the Prospectus and Annual Report by contacting us at: Wilshire Mutual Funds, Inc., c/o PFPC Inc., P.O. Box 9807, Providence, RI 02940, or calling 1-888-200-6796.


                                TABLE OF CONTENTS

The Portfolios.................................................................2
Investment Policies and Risks..................................................2
Disclosure of Portfolio Holdings...............................................8
Investment Restrictions........................................................9
Directors and Officers........................................................10
Principal Holders of Securities...............................................14
Investment Advisory and Other Services........................................18
Code of Ethics................................................................44
Proxy Voting Policy and Procedures............................................44
Portfolio Transactions........................................................50
Net Asset Value...............................................................53
Purchase of Portfolio Shares..................................................53
Redemption of Portfolio Shares................................................54
Shareholder Services..........................................................56
Dividends, Distribution and Taxes.............................................57
Performance Information.......................................................60

Other Information.............................................................62
Financial Statements..........................................................63



                                 THE PORTFOLIOS


The Company is a diversified, open-end investment management company that currently offers shares of a number of series and classes, including Investment Class Shares and Institutional Class Shares for each of the Portfolios. The Company also offers other classes of shares of the Dow Jones Wilshire 5000 Index Portfolio in separate prospectuses and statements of additional information. Wilshire Associates Incorporated ("Wilshire") is the investment adviser for the Portfolios and Los Angeles Capital Management and Equity Research ("LA Capital"), Alliance Capital Management, LP ("Alliance"), Goldman Sachs Asset Management ("GSAM"), Delaware Management Company, a series of Delaware Management Business Trust ("Delaware"), NWQ Investment Management Company, LP ("NWQ"), Kalmar Investment Advisers ("Kalmar"), and Pzena Investment Management LLC ("Pzena" and together with LA Capital, Alliance, GSAM, Delaware, NWQ and Kalmar, the "Sub-Advisers") serve as the Sub-Advisers for the Portfolios. Terms not defined in this SAI have the meanings assigned to them in the Prospectus.



                          INVESTMENT POLICIES AND RISKS

All Portfolios may invest in the investments described below, except as otherwise indicated.

U.S. Government Securities. Each Portfolio may purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which include U.S. Treasury securities of various interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the Treasury, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, or by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Money Market Instruments. Each Portfolio may invest in money market instruments, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

A certificate of deposit is a negotiable certificate requiring a bank to repay funds deposited with it for a specified period of time.

A time deposit is a non-negotiable deposit maintained in a banking institution for a specified period of time at a stated interest rate. A Portfolio will only invest in time deposits of domestic banks that have total assets in excess of one billion dollars. Time deposits held by the Portfolios will not benefit from insurance administered by the Federal Deposit Insurance Corporation.

A bankers' acceptance is a credit instrument requiring a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations in which the Portfolios may invest may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

With respect to such securities issued by foreign branches and subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a Portfolio which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, possible seizure or nationalization of foreign deposits, the possible imposition of foreign withholding taxes on interest income, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Repurchase Agreements. In a repurchase agreement, a Portfolio buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thus determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. A repurchase agreement involves risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. The Company's custodian or sub-custodian will hold in a segregated account the securities acquired by a Portfolio under a repurchase agreement. Repurchase agreements are considered, under the Investment Company Act of 1940, as amended (the "1940 Act"), to be loans by the Portfolios. To try to reduce the risk of loss on a repurchase agreement, the Portfolios will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, only with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with the custodian or sub-custodian if the value of the securities purchased decreases below the repurchase price.


Lending Portfolio Securities. The Portfolios may seek additional income by lending their securities on a short-term basis to banks, brokers and dealers. A Portfolio may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Company and acting as a "placing broker."


The Securities and Exchange Commission (the "SEC") currently requires that the following lending conditions must be met: (1) the Portfolio must receive at least 100% collateral from the borrower (cash, U.S. Government securities, or irrevocable bank letters of credit); (2) the borrower must increase the collateral whenever the market value of the loaned securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company's Board of Directors must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

Even though loans of portfolio securities are collateralized, a risk of loss exists if an institution that borrows securities from a Portfolio breaches its agreement with the Portfolio and the Portfolio is delayed or prevented from recovering the collateral.


Zero Coupon Securities. Each Portfolio, except the Index Portfolio, may invest in zero coupon U.S. Treasury securities, which are Treasury notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Each such Portfolio also may invest in zero coupon securities issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond more to changes in interest rates than non-zero coupon securities with similar maturities and credit qualities.


Commercial Paper And Other Short-term Corporate Obligations. Each Portfolio may invest in commercial paper and other short-term corporate obligations.
Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. The commercial paper purchased by a Portfolio will consist only of direct obligations which, at the time of their purchase, are:
(a) rated at least Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Ratings Group or F-1 by Fitch Investors Service, L.P.; (b) issued by companies having an outstanding unsecured debt issue rated at least Aa3 by Moody's Investors Service, Inc. or AA- by Standard & Poor's Ratings Group or Fitch Investors Service, L.P.; or (c) if unrated, determined by Wilshire or the Sub-Advisers to be of comparable quality.

These instruments include variable amount master demand notes, which are obligations that permit a Portfolio to invest at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio's right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, Wilshire and the Sub-Advisers will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and a Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth above for other commercial paper issuers.

Derivatives. Each Portfolio may invest, to a limited extent, in "derivatives." These are financial instruments which derive their performance at least in part, from the performance of an underlying asset, index or interest rate. The derivatives the Portfolios may use are currently comprised of stock index futures and options. The Portfolios may invest in derivatives for a variety of reasons, including to hedge against certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Portfolio to invest than "traditional" securities.


Although the Index Portfolio does not currently intend to invest in derivatives, it reserves the right to do so in the future. Normally, less than 5% of a Portfolio's net assets would be invested in derivatives.


Derivatives permit a Portfolio to increase, decrease or change the level of risk to which its securities are exposed in much the same way as the Portfolio can increase, decrease or change the risk of its investments by making investments in specific securities. However, derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the Portfolio as a whole. Under certain market conditions, they can increase the volatility of the Portfolio's net asset value, decrease the liquidity of the Portfolio's investments and make more difficult the accurate pricing of the Portfolio's shares.

In addition, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio's performance. If a Portfolio invests in derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. A Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.


When required by the SEC, a Portfolio will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of derivatives. To maintain this required cover, a Portfolio may have to sell portfolio securities at disadvantageous prices or times. Derivatives may be purchased on established exchanges ("exchange-traded" derivatives) or through privately negotiated transactions ("over-the-counter" derivatives). Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative transaction bears the risk that the counterparty will default. Accordingly, a Sub-Adviser will consider the creditworthiness of counterparties to over-the-counter derivative transactions in the same manner as it would review the credit quality of a security to be purchased by a Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.


Futures Transactions. A Portfolio may enter into futures contracts on particular securities or stock indices in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. A futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

Engaging in these transactions involves risk of loss to a Portfolio which could affect the value of such Portfolio's net assets adversely. Although each Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance exists that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Portfolio to substantial losses.


Successful use of futures by a Portfolio also is subject to the ability of the Sub-Advisers to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.


Pursuant to regulations and published positions of the SEC, a Portfolio may be required to segregate cash or liquid assets in connection with its futures transactions in an amount generally equal to the value of the contract. The segregation of such assets will have the effect of limiting a Portfolio's ability otherwise to invest those assets.

Pursuant to Rule 4.5 under the Commodity Exchange Act, the Company has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" and is not subject to registration or regulation as a commodity pool operator under the Act.


Options. A Portfolio may write covered call options, buy put options, buy call options and write secured put options on particular securities or securities indices such as the Dow Jones Wilshire 5000 Index or the S&P 500 Index. Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Options on stock indices are similar to options on specific securities, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to deliver this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stock.

Other Derivatives. A Portfolio may take advantage of opportunities in the area of futures contracts and any other derivatives which presently are not contemplated for use by the Portfolios or which currently are not available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Company will provide appropriate disclosure in its prospectus or SAI.

Foreign Securities. Each Portfolio may include securities of the foreign issuers that trade on U.S. exchanges. These investments may include American Depository Receipts ("ADRs"). ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of a Portfolio's investment policies, investments in ADRs will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted. Investments in foreign securities have additional risks, including future political and economic developments, possible imposition of withholding taxes on income payable on the securities, the possible establishment of currency exchange controls, adoption of other foreign governmental restrictions and possible seizure or nationalization of foreign assets.


Preferred Stock. The Index Portfolio may invest up to 5% of its assets in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Convertible Securities. The Index Portfolio may invest up to 5% of its assets in convertible securities when its appears to LA Capital that it may not be prudent to be fully invested in common stocks. In evaluating a convertible security, LA Capital places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. Convertible securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuers convertible at stated exchange rates into common stock of the issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Warrants and Rights. The Index Portfolio may invest up to 5% of its assets in warrants and rights. Warrants are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but generally are shorter in duration and are distributed by the issuer directly to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights to the assets of the issuer.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Directors of the Company has adopted a Dissemination of Portfolio Information Policy (the "Policy") regarding the disclosure by Wilshire and the Sub-Advisers of information about the portfolio holdings and characteristics of each Portfolio. Pursuant to the Policy, such information may be made available to the general public by posting on the Company's website on the first business day following the 20th calendar day after each month end. Other than such disclosure, no portfolio holdings information may be disclosed to any third party except for the following disclosures: (a) to the Company's administrator, custodian, legal counsel, independent registered public accounting firm and other service providers to enable them to fulfill their responsibilities to the Company; (b) to the Company's Board of Directors; (c) to third parties (e.g., broker-dealers) for the purpose of analyzing or trading portfolio securities;
(d) to rating agencies and companies that collect and maintain information about mutual funds, subject to confidentiality requirements; (e) as required by law, including in regulatory filings with the SEC; (f) to shareholders of the Company and others, provided such information is publicly available (e.g., posted on the Company's internet website or included in a regulatory filing); (g) to third parties for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of Portfolio assets and to minimize impact on remaining Portfolio shareholders; or (h) as approved by the Chief Compliance Officer of the Company (the "CCO"). Any disclosure made pursuant to item (h) above will be reported to the Board at its next quarterly meeting.

As of April 27, 2005, the Company, Wilshire and/or the Sub-Advisers have ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Company: (i) the Company's administrator and custodian pursuant to fund accounting and custody agreements, respectively, under which the Company's portfolio holdings information is provided daily on a real-time basis; (ii) Institutional Shareholder Services, Glass, Lewis & Co. and Investor Responsibility Research Center, Inc., pursuant to proxy voting agreements under which the portfolio holdings information of certain Portfolios is provided daily, on a real-time basis; and (iii) the Company's independent registered public accounting firm and legal counsel to whom the Company provides portfolio holdings information as needed with no lag time.

The release of information is subject to confidentiality requirements. None of the Company, Wilshire, the Sub-Advisers or any other person receives compensation or any other consideration in connection with such arrangements (other than the compensation paid by the Company to such entities for the services provided by them to the Company). In the event of a conflict between the interests of Portfolio shareholders and those of the Company, Wilshire, the Company's principal underwriter, or any of their affiliated persons, the CCO will make a determination in the best interests of the Company's shareholders, and will report such determination to the Board of Directors at the end of the quarter in which such determination was made.


                             INVESTMENT RESTRICTIONS

The investment restrictions described below are fundamental policies of each Portfolio and cannot be changed without the approval of a majority of the Portfolio's outstanding voting shares (as defined by the 1940 Act). All percentage limitations apply only at the time of the transaction. Subsequent changes in value or in a Portfolio's total assets will not result in a violation of the percentage limitations. No Portfolio may:

1. Invest in commodities, except that a Portfolio may purchase and sell options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

2. Purchase, hold or deal in real estate or oil, gas or other mineral leases or exploration or development programs, but a Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

3. Borrow money, except for temporary or emergency (not leveraging) purposes in an amount up to 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. When borrowings exceed 5% of the value of a Portfolio's total assets, the Portfolio will not make any additional investments. For purposes of this investment restriction, the entry into options, forward contracts, or futures contracts, including those relating to indices and options on futures contracts or indices, will not constitute borrowing.

4. Make loans to others, except through the purchase of debt obligations and entry into repurchase agreements. However, each Portfolio may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets, including collateral received for such loans.

Any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board of Directors.

5. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

6. Invest more than 25% of its assets in the securities of issuers in any single industry, provided there will be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

7. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of a Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

8. With respect to 75% of a Portfolio's assets, hold more than 10% of the outstanding voting securities of any single issuer.

9. Issue any senior security (as defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in investment restrictions No. 1 and 3 may be deemed to give rise to a senior security.

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Company's Board of Directors. No Portfolio may:

1. Invest in the securities of a company for the purpose of exercising management or control, but a Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

2. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Portfolio's net assets would be so invested.

3. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or those received as part of a merger or consolidation.

                             DIRECTORS AND OFFICERS

The Board of Directors has responsibility for the overall management and operations of the Company. The Board establishes the Company's policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company.


Set forth below are the names of the Directors and executive officers of the Company, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other public company directorships held by them.



------------------------------------------------------------------------------------------------------------------------------------


                                                                               Number of
                                                                               Portfolios
                                                                                in Fund
  Name, Age, Address(1)       Term of                                           Complex                 Other Trusteeships/
  and Position(s) with      Office(2) and       Principal Occupation(s)         Overseen                   Directorships
      the Company         Length of Time           During Past 5 Years         by  Director               Held by Director
                              Served
------------------------------------------------------------------------------------------------------------------------------------
                                       DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE COMPANY
------------------------------------------------------------------------------------------------------------------------------------

DeWitt F. Bowman            Since 1996     Principal, 2/94-present, Pension        Five     Director, 10/03-present, Sycuan Funds;
(73)                                       Investment Consulting (pension                   Director, 5/00-present, Forward Funds;
Director                                   consulting firm); Treasurer,                     Trustee, 5/98-present, PCG Private
                                           10/00-6/01, University of                        Equity Fund; Trustee, 5/95-present,
                                           California Regents Investment                    Brandes Institutional International Fund
                                           Management.                                      (registered investment companies).
                                                                                            Director, 2/03-present, RREEF America
                                                                                            REIT III; Director, 5/94-present, RREEF
                                                                                            America REIT (real estate investment
                                                                                            trusts); Trustee, 3/94-present, Pacific
                                                                                            Gas & Electric Nuclear Decommissioning
                                                                                            Trust (trust fund for decommissioning
                                                                                            nuclear power plants).
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A. Hargadon         Since 1998     Chief Investment Officer, 5/03 -      Twelve(3)  Trustee, 10/04-present, Wilshire
(49)                                       present, North Point Advisors                    Variable Insurance Trust; Trustee,
Chairman of the Board                      (Investment Management Consulting                1992-present, America Investment Trust
of Directors                               Firm); Senior Consultant, 5/02-                  (registered investment company).
                                           4/03, SPG & Associates (consulting
                                           firm); President, 5/00-5/02,
                                           Potomac Asset Management; Director
                                           of Investments, 7/98-5/00,
                                           National Automobile Dealers
                                           Association; President,
                                           11/96-7/98, Stable Value
                                           Investment Association.
------------------------------------------------------------------------------------------------------------------------------------
Anne L. Wexler              Since 1996     Chairman, 1/81-present, Wexler          Five     Director, 8/94-present, Dreyfus Florida
(74)                                       Walker Public Policy (government                 Intermediate Municipal Bond Fund,
Director                                   relations firm).                                 Dreyfus Florida Municipal Money Market
                                                                                            Fund, Dreyfus Global Growth, LP, Dreyfus
                                                                                            Investors GNMA Fund, Dreyfus New Jersey
                                                                                            Municipal Bond Fund, Inc., Dreyfus New
                                                                                            York Insured Tax Exempt Bond Fund,
                                                                                            Dreyfus Strategies Growth LP, Dreyfus
                                                                                            100% US Treasury Intermediate Term Fund,
                                                                                            Dreyfus 100% US Treasury Long Term Fund,
                                                                                            Dreyfus 100% US Treasury Money Market
                                                                                            Fund, Dreyfus 100% US Treasury Short
                                                                                            Term Fund; 5/91-present; Director,
                                                                                            Premier Global Investing, Inc.,
                                                                                            Director, 8/91 - present, Dreyfus Edison
                                                                                            Electrical Fund, Inc., Dreyfus Life and
                                                                                            Annuity Index Fund, Inc., Peoples Index
                                                                                            Fund, Inc.; Director, 6/91-present,
                                                                                            Peoples S&P Midcap Index Fund, Inc.
                                                                                            (registered investment companies).
                                                                                            Director, 01/01-present, Methanex Corp.
                                                                                            (methanol producer).

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                         DIRECTORS WHO ARE "INTERESTED PERSONS" OF THE COMPANY
------------------------------------------------------------------------------------------------------------------------------------
Lawrence E. Davanzo         Since 2005     Senior Managing Director,               Five     None
(51)                                       10/04-present, Wilshire
Director and President(4)                  Associates, Inc.; Managing
                                           Director, 8/04-10/04, Guggenheim
                                           Partners; independent investor,
                                           8/01-8/04; President, 2/00-8/01,
                                           InvestorForce Securities; Managing
                                           Director and Founder, 2/91-2/00,
                                           Asset Strategy Consultants
                                           (investment consulting firm).

------------------------------------------------------------------------------------------------------------------------------------
                                                    OFFICERS WHO ARE NOT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Helen E. Webb               Since 2004     Chief Compliance Officer,               N/A      N/A
(37)                                       10/04-present and Secretary,
Chief Compliance                           2/04-present, Wilshire Mutual
Officer and Secretary                      Funds, Inc.; Vice President,
                                           2/03-present, Wilshire Associates,
                                           Inc.; Associate Director,
                                           4/01-2/03, First Quadrant LP;
                                           Associate Director/Compliance
                                           Officer, 9/96-4/01, First Quadrant
                                           Limited, London.

------------------------------------------------------------------------------------------------------------------------------------
Alex I. Chaloff             Since 2004     Treasurer, 9/04-present, Wilshire       N/A      N/A
(33)                                       Mutual Funds, Inc.; Managing
Treasurer                                  Director, 12/04-present, Wilshire
                                           Associates, Inc.; Vice President,
                                           12/02-12/04, Wilshire Associates,
                                           Inc.; Senior Associate,
                                           7/01-12/02, Wilshire Associates,
                                           Inc.; Director of Product
                                           Development, 1/00-7/01, Investec
                                           Asset Management.


------------------------------------------------------------------------------------------------------------------------------------

(1) Each Director may be contacted by writing to the Company, c/o Wilshire Associates Incorporated, 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401-1085.

(2) Directors and officers hold office until they resign or their successors have been elected and qualified.

(3) Ms. Hargadon serves as a Director of the Company and of Wilshire Variable Insurance Trust, a registered investment company for which Wilshire provides investment advisory services. Wilshire Variable Insurance Trust is comprised of seven separate investment portfolios.

(4) Mr. Davanzo is an "interested" Director of the Company, as defined by the 1940 Act, by reason of his position with Wilshire.


Committees
The Board has an Audit Committee, comprised solely of persons who are not considered "interested persons" of the Company within the meaning of the 1940 Act (the "Independent Directors"). DeWitt F. Bowman, Cynthia A. Hargadon and Anne L. Wexler are the current members. The Audit Committee approves and recommends to the Board of Directors the selection, retention, compensation, or termination of the Company's independent registered public accounting firm (the "Auditors"), pre-approves all audit and permitted non-audit services provided by the Auditors, reviews with the Auditors the plan and results of the audit engagement and matters having a material effect on the Portfolios' financial operations, and serves as the Company's Qualified Legal Compliance Committee. During the 12 months ended December 31, 2004, there were two meetings of the Audit Committee. The Board of Directors has designated DeWitt F. Bowman as the Company's "audit committee financial expert," based on the Board's review of his qualifications.

The Board has a Nominating and Governance Committee comprised solely of Independent Directors. Dewitt F. Bowman, Cynthia A. Hargadon and Anne L. Wexler are the current members. The Committee is responsible for the selection and nomination of candidates to serve as Directors and periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the Board of Directors. During the 12 months ended December 31, 2004, there were no meetings of the Committee.

The Nominating and Governance Committee will consider candidates for director nominated by shareholders. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Company's Secretary for the attention of the Chairman of the Committee.

Security and Other Interests
The  following   table  sets  forth  the  dollar  range  of  equity   securities
beneficially owned by each Director in the Company as of December 31, 2004.


DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE COMPANY

                                                                                 Aggregate Dollar Range of Equity
                                                                                 Securities in All Registered
                                                                                 Investment Companies Overseen by
                                                                                 Director within the Family of
Name of Director           Dollar Range of Equity Securities in each Portfolio   Investment Companies
--------------------------------------------------------------------------------------------------------------------
DeWitt F. Bowman           None                                                  None
Cynthia A. Hargadon        None                                                  None
Anne L. Wexler             None                                                  None

DIRECTORS WHO ARE "INTERESTED PERSONS" OF THE COMPANY
                                                                                 Aggregate Dollar Range of Equity
                                                                                 Securities in All Registered
                                                                                 Investment Companies Overseen by
                                                                                 Director within the Family of
Name of Director           Dollar Range of Equity Securities in each Portfolio   Investment Companies
--------------------------------------------------------------------------------------------------------------------
 Lawrence E. Davanzo       None                                                  None


As of December 31, 2004, none of the Independent Directors, nor any of their immediate family members owned, beneficially or of record, any securities in Wilshire, LA Capital, Alliance, GSAM, Delaware, NWQ, Kalmar, Pzena or PFPC Distributors, Inc. ("PFPC Distributors"), the distributor of the Company, or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Wilshire, LA Capital, Alliance, GSAM, Delaware, NWQ, Kalmar, Pzena or PFPC Distributors.

Compensation
The table below sets forth the compensation paid to the Independent Directors of the Company for the 12 months ended December 31, 2004. The Company does not compensate the "interested" Director or any of the officers for the services they provide.


DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE COMPANY

                                                        Pension or                               Total Compensation
                                  Aggregate         Retirement Benefits     Estimated Annual      from Company and
                              Compensation from     Accrued as Part of       Benefits Upon       Fund Complex Paid
     Name of Director              Company             Fund Expenses           Retirement          to Directors*
---------------------------------------------------------------------------------------------------------------------
DeWitt F. Bowman                   $15,500                  $0                     $0                 $15,500
Cynthia A. Hargadon                $15,500                  $0                     $0                 $15,500
Anne L. Wexler                     $15,500                  $0                     $0                 $15,500


* This is the total amount compensated to the Director for his or her service on the Company's Board and the board of any other investment company in the fund complex. "Fund Complex" means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers.


                         PRINCIPAL HOLDERS OF SECURITIES


Listed below are the names and addresses of those shareholders who owned of record 5% or more of the outstanding Investment Class Shares or Institutional Class Shares of a Portfolio as of March 31, 2005. The Company has no information regarding the beneficial ownership of the shares. Shareholders who have the power to vote a large percentage of shares of a particular Portfolio may be in a position to control the Portfolio and determine the outcome of a shareholder meeting. A shareholder who owns, directly or indirectly, 25% or more of a Portfolio's voting securities may be deemed to be a "control person," as defined by the 1940 Act. As of March 31, 2005, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of each Portfolio.

                         LARGE COMPANY GROWTH PORTFOLIO
                                Investment Class

Shareholders                                                    Percentage Owned
------------                                                    ----------------

Charles Schwab & Co.                                                69.41%
Attn:  Mutual Funds
Reinvest Account
101 Montgomery Street
San Francisco, CA 94104

                         LARGE COMPANY GROWTH PORTFOLIO
                               Institutional Class

Shareholders                                                    Percentage Owned
------------                                                    ----------------

Charles Schwab & Co.                                                28.28%
Attn:  Mutual Funds
Reinvest Account
101 Montgomery Street
San Francisco, CA 94104

Horace Mann Life Insurance
Company
13.51%
1 Horace Mann Plaza
Springfield, IL 62715

State Street Bank Trust                                            5.66%
200 Newport Ave.
North Quincy, MA 02171

                          LARGE COMPANY VALUE PORTFOLIO
                                Investment Class

Shareholders                                                    Percentage Owned
------------                                                    ----------------

Horace Mann Life Insurance Company                                  37.19%
1 Horace Mann Plaza
Springfield, IL 62715

Charles Schwab & Co.                                                25.21%
Attn:  Mutual Funds Dept.
Reinvest Account
101 Montgomery Street
San Francisco, CA  94104

NFSC FBO                                                            9.25%
North Fork Bank Corp.
275 Broadhollow Rd.
Melville, NY 11747

                          LARGE COMPANY VALUE PORTFOLIO
                               Institutional Class

Shareholders                                                    Percentage Owned
------------                                                    ----------------

National Investor Services Corp.                                      7.55%
55 Water Street
32nd Floor
New York, NY 10041

                         SMALL COMPANY GROWTH PORTFOLIO
                                Investment Class

Shareholders                                                    Percentage Owned
------------                                                    ----------------

Charles Schwab & Co.                                                 53.31%
Attn: Mutual Funds
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104

Horace Mann Life Insurance Company                                   18.89%
1 Horace Mann Plaza
Springfield, IL 62715

                         SMALL COMPANY GROWTH PORTFOLIO
                               Institutional Class

Shareholders                                                    Percentage Owned
------------                                                    ----------------

Charles Thessing                                                     18.30%
FBO Edward Ruff Fam. Memorial
Sacred Heart Catholic High School
506 E. Broadway Street
Morrilton, AR 72110

LPL Financial Services                                              11.01%
for a separate account
9785 Towne Centre Drive
San Diego, CA 92121-1968

Pershing  LLC                                                       10.35%
P.O. Box 2052
Jersey City, NJ 07303-9998

LPL Financial Services                                              10.32%
for a separate account
9785 Towne Centre Drive
San Diego, CA 92121-1968

LPL Financial Services                                              9.57%
for a separate account
9785 Towne Centre Drive
San Diego, CA 92121-1968

LPL Financial Services                                              6.80%
for a separate account
9785 Towne Centre Drive
San Diego, CA 92121-1968

NFS/FMTC ROLLOVER IRA                                                6.46%
For a separate account
c/o Wilshire Associates Incorporated
1299 Ocean Avenue, Suite 700
Santa Monica, CA 90401-1085

LPL Financial Services                                              5.16%
for a separate account
9785 Towne Centre Drive
San Diego, CA 92121-1968

LPL Financial Services                                              5.16%
for a separate account
9785 Towne Centre Drive
San Diego, CA 92121-1968

                          SMALL COMPANY VALUE PORTFOLIO
                                Investment Class

Shareholders                                                    Percentage Owned
------------                                                    ----------------

Charles Schwab & Co.                                                  34.64%
Mutual Funds Dept.
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104

Horace Mann Life Insurance Company                                    10.50%
1 Horace Mann Plaza
Springfield, IL 62715

National Investor Services Corp.                                      8.78%
Exclusively FBO Customers
55 Water Street
32nd Floor
New York, NY 10041


                          SMALL COMPANY VALUE PORTFOLIO
                               Institutional Class

Shareholders                                                    Percentage Owned
------------                                                    ----------------

Charles Schwab & Co.                                                  51.81%
Mutual Fund Department
Reinvest Account
101 Montgomery Street,
San Francisco, CA 94104

Pershing  LLC                                                        30.09%
P.O. Box 2052
Jersey City, NJ 07303-9998

                     DOW JONES WILSHIRE 5000 INDEX PORTFOLIO
                                Investment Class

Shareholder                                                     Percentage Owned
-----------                                                     ----------------

Charles Schwab & Co.                                                  50.68%
Attn: Mutual Funds
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104

Horace Mann Life Insurance Co.                                        7.07%
Separate Account
Attn: Chris Cervellone
1 Horace Mann Plaza
Springfield, IL 62715

                     DOW JONES WILSHIRE 5000 INDEX PORTFOLIO
                               Institutional Class

Shareholder                                                     Percentage Owned
-----------                                                     ----------------

Horace Mann Life Insurance Co.                                        54.39%
Separate Account
Attn: Chris Cervellone
1 Horace Mann Plaza
Springfield, IL 62715

Saxon & Co. Trust                                                     43.58%
P.O. Box 7780-1888
Philadelphia, PA19182



                     INVESTMENT ADVISORY AND OTHER SERVICES


Investment Adviser and Sub-Advisers

Wilshire is the investment adviser to the Portfolios pursuant to an Investment Advisory Agreement dated April 1, 2002 (the "Advisory Agreement").

Pursuant to a sub-advisory agreement between Wilshire and LA Capital dated April 1, 2002, LA Capital manages the Index Portfolio and portions of each of the Large Company Growth, Large Company Value, Small Company Growth, and Small Company Value Portfolios, subject to the supervision of the Board of Directors and Wilshire.

Pursuant to sub-advisory agreements with Wilshire dated April 15, 2003 and December 23, 2004, respectively, Alliance and Pzena each manage a portion of the Large Company Value Portfolio. Pursuant to sub-advisory agreements with Wilshire dated September 30, 2004, and April 28, 2005, respectively, GSAM and Delaware each manage a portion of the Large Company Growth Portfolio. Pursuant to a sub-advisory agreement with Wilshire dated September 30, 2004, NWQ manages a portion of the Small Company Value Portfolio. Pursuant to a sub-advisory agreement with Wilshire dated December 22, 2004, Kalmar manages a portion of the Small Company Growth Portfolio.

Prior to the engagement of Delaware as a sub-adviser to the Large Company Growth Portfolio, Transamerica Investment Management, LLC ("TIM") managed a portion of the Portfolio pursuant to a sub-advisory agreement dated September 30, 2004. Prior to the engagement of GSAM and TIM as sub-advisers to the Large Company Growth Portfolio, Putnam Advisory Company, LLC ("Putnam") and Grantham, Mayo, Van Otterloo & Co., LLC ("GMO") each managed portions of the Portfolio pursuant to sub-advisory agreements dated April 15, 2003.

Investment Advisory Agreements and Fees

Under the Advisory Agreement, Wilshire may charge annual fees of up to 0.75% of the average daily net assets for the Large Company Growth and Value Portfolios, up to 0.85% of the average daily net assets for the Small Company Growth and Value Portfolios and 0.10% of the average daily net assets of the Index Portfolio. Effective July 22, 2004, Wilshire voluntarily limits total annual Portfolio operating expenses to 1.50% for each class of the Small Company Growth and Small Company Value Portfolios. This voluntary waiver/reimbursement may be changed by Wilshire at any time, subject to approval by the Board of Directors. All advisory fees are accrued daily. For the fiscal year ended August 31, 2002, the fiscal period of September 1, 2002 to December 31, 2002 and the fiscal years ended December 31, 2003 and 2004, the advisory fees for each Portfolio payable to Wilshire, the reductions attributable to voluntary fee waivers, the net fees paid with respect to the Portfolios, and the corresponding percentages of net assets (net of waivers) were as follows:




2002*
                                                 Advisory Fee         Reduction in        Net Fee Paid         % of Average
Portfolio                                           Payable               Fee                                   Net Assets
Large Company Growth Portfolio                    $1,080,004              $0               $1,080,004             0.25%
Large Company Value Portfolio                      $200,358               $0                $200,358              0.25%
Small Company Growth Portfolio                      $32,128             $7,097              $25,031               0.19%
Small Company Value Portfolio                      $103,069             $19,992             $83,077               0.20%
Dow Jones Wilshire 5000 Index Portfolio            $109,045             $41,771             $67,274               0.06%

09/01/02-12/31/02* **
                                                 Advisory Fee         Reduction in        Net Fee Paid         % of Average
Portfolio                                           Payable               Fee                                   Net Assets
Large Company Growth Portfolio                     $828,055            $552,037            $276,018               0.25%
Large Company Value Portfolio                      $151,310            $100,874             $50,436               0.25%
Small Company Growth Portfolio                      $24,281            $17,126              $7,155                0.25%
Small Company Value Portfolio                       $70,263            $49,558              $20,705               0.25%
Dow Jones Wilshire 5000 Index Portfolio             $27,468               $0                $27,468               0.10%

2003*
                                                 Advisory Fee         Reduction in        Net Fee Paid         % of Average
Portfolio                                           Payable               Fee                                   Net Assets
Large Company Growth Portfolio                    $3,008,304           $391,067           $2,617,237              0.65%
Large Company Value Portfolio                      $472,738            $71,325             $401,413               0.64%
Small Company Growth Portfolio                      $75,765            $53,481              $22,284               0.25%
Small Company Value Portfolio                      $179,925            $127,006             $52,919               0.25%
Dow Jones Wilshire 5000 Index Portfolio            $104,876               $0               $104,876               0.10%


2004*
                                                 Advisory Fee      Reduction in           Net Fee Paid         % of Average
Portfolio                                           Payable            Fee                                      Net Assets
Large Company Growth Portfolio                     $4,178,860              $0              $4,178,860             0.75%
Large Company Value Portfolio                       $445,811               $0               $445,811              0.75%
Small Company Growth Portfolio                      $103,427            $115,637           $(12,210)               0%


Small Company Value Portfolio                       $260,515            $187,103            $73,412               0.24%
Dow Jones Wilshire 5000 Index Portfolio             $147,654               $0               $147,654              0.10%

* In 2003, Wilshire voluntarily agreed to waive its fees so that each Portfolio, with the exception of the Index Portfolio, would be charged an annual advisory fee of 0.25% of the average daily net assets of the Portfolio. Wilshire terminated these fee waivers with respect to the Large Company Growth and Large Company Value Portfolios on April 1, 2003. Effective July 22, 2004, Wilshire voluntarily agreed to waive advisory fees and reimburse expenses of the Small Company Growth and Small Company Value Portfolios to limit total annual Portfolio operating expenses to 1.50% for each class.


** The Company changed its fiscal year end from August 31 to December 31 effective December 31, 2002.

The Advisory Agreement provides that Wilshire will act as the investment adviser to each Portfolio, and may recommend to the Board of Directors one or more sub-advisers to manage one or more Portfolios or portions thereof. Upon appointment of a sub-adviser, Wilshire will review, monitor and report to the Board regarding the performance and investment procedures of the sub-adviser, and assist and consult the sub-adviser in connection with the investment program of the relevant Portfolio.

The Advisory Agreement provides that Wilshire shall exercise its best judgment in rendering the services to be provided to the Portfolios under the Advisory Agreement. Wilshire is not liable under the Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by the Portfolios. Wilshire is not protected, however, against any liability to the Portfolios or its shareholders to which Wilshire would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Advisory Agreement, or by reason of Wilshire's reckless disregard of its obligations and duties under the Advisory Agreement.


The Advisory Agreement will continue in force until February 24, 2006, unless sooner terminated as provided in certain provisions contained in the Advisory Agreement. It is terminable with respect to any Portfolio without penalty on 60 days' notice by the Company's Board of Directors, by vote of a majority of the Portfolio's outstanding shares (as defined in the 1940 Act), or on at least 90 days' notice by Wilshire. The Advisory Agreement terminates in the event of its assignment (as defined in the 1940 Act).

Investment Sub-Advisory Agreements and Fees

Pursuant to the sub-advisory agreements with each of the Sub-Advisers (the "Sub-Advisory Agreements"), the fees payable to each Sub-Adviser with respect to each Portfolio are paid exclusively by Wilshire and not directly by the stockholders of the Portfolios. The Sub-Advisers are independent contractors, and may act as investment advisers to other clients. Wilshire may retain one or more other sub-advisers with respect to any portion of the assets of any Portfolio other than the portions to be managed by the respective Sub-Advisers.

No Sub-Adviser will be liable to Wilshire, the Company or any stockholder of the Company for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by the
Sub-Adviser of its duties, except for liability resulting from willful misfeasance, bad faith, negligence (gross negligence, in the case of NWQ, Pzena and Delaware) or reckless disregard of its obligations. Each Sub-Adviser will indemnify and defend Wilshire, the Company, and their representative officers, directors, employees and any person who controls Wilshire for any loss or expense arising out of or in connection with any claim, demand, action, suit or proceeding relating to any material misstatement or omission in the Company's registration statement, any proxy statement, or any communication to current or prospective investors in any Portfolio, if such misstatement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to Wilshire or the Portfolios.

The NWQ and GSAM Sub-Advisory Agreements will continue in force until September 30, 2005, and the Kalmar, Pzena and Delaware Sub-Advisory Agreements will continue in force until March 31, 2006, unless sooner terminated as provided in the respective Sub-Advisory Agreements. After its initial term, each Sub-Advisory Agreement will continue in force from year to year with respect to each Portfolio so as long it is specifically approved for each Portfolio at least annually in the manner required by the 1940 Act.

For the fiscal year ended August 31, 2002, the fiscal period September 1, 2002 to December 31, 2002, and the fiscal years ended December 31, 2003 and 2004, the aggregate sub-advisory fees paid with respect to each Portfolio, and the corresponding percentage of net assets were as follows:



2002

                                                               Aggregate Sub-Advisory             % of Average Net
Portfolio                                                             Fee Paid                        Assets

Large Company Growth Portfolio                                          $395,065                       0.09%
Large Company Value Portfolio                                            $73,329                       0.09%
Small Company Growth Portfolio                                           $11,757                       0.09%
Small Company Value Portfolio                                            $37,675                       0.09%
Dow Jones Wilshire 5000 Index Portfolio                                  $79,501                       0.07%

09/01/02-12/31/02*

                                                               Aggregate Sub-Advisory             % of Average Net
Portfolio                                                             Fee Paid                        Assets

Large Company Growth Portfolio                                          $110,405                       0.03%
Large Company Value Portfolio                                            $20,173                       0.03%
Small Company Growth Portfolio                                           $2,860                        0.03%
Small Company Value Portfolio                                            $8,281                        0.03%
Dow Jones Wilshire 5000 Index Portfolio                                  $13,734                       0.02%


2003
                                                               Aggregate Sub-Advisory             % of Average Net
Portfolio                                                             Fee Paid                        Assets

Large Company Growth Portfolio                                      $1,006,535                         0.26%
Large Company Value Portfolio                                       $73,245,528                        0.18%
Small Company Growth Portfolio                                      $11,588,982                        0.08%
Small Company Value Portfolio                                       $37,909,533                        0.06%
Dow Jones Wilshire 5000 Index Portfolio                            $100,071,837                        0.05%

2004
                                                               Aggregate Sub-Advisory             % of Average Net
Portfolio                                                             Fee Paid                        Assets

Large Company Growth Portfolio                                      $1,634,538                         0.29%
Large Company Value Portfolio                                        $151,006                          0.25%
Small Company Growth Portfolio                                        $12,264                          0.10%
Small Company Value Portfolio                                         $51,172                          0.17%
Dow Jones Wilshire 5000 Index Portfolio                               $73,827                          0.05%


* The Company changed its fiscal year end from August 31 to December 31, effective December 31, 2002.


Portfolio Managers

The following paragraphs provide certain information with respect to the portfolio managers of the Portfolios as identified in the Prospectus and the material conflicts of interest that may arise in connection with their management of the investments of the Portfolios, on the one hand, and the investments of other client accounts for which they may have primary responsibility. Certain other potential conflicts of interest with respect to use of affiliated brokers, personal trading and proxy voting are discussed below under "Portfolio Transactions," "Code of Ethics" and "Proxy Voting Policy and Procedures."

LA Capital. LA Capital manages the Index Portfolio and a portion of each of the Style Portfolios. Thomas D. Stevens, LA Capital's president, is the primary portfolio manager for the portion of each Portfolio sub-advised by LA Capital. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by Mr. Stevens, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2004:



Thomas D. Stevens


                                       Total                             # of Accounts Managed        Total Assets with
                                  # of Accounts       Total Assets      with Performance-Based        Performance-Based
       Type of Accounts               Managed          (millions)             Advisory Fee         Advisory Fee (millions)
       ----------------               -------          ----------             ------------         -----------------------
Registered Investment
Companies:                               7                $454                     0                          $0
Other Pooled Investment
Vehicles:                                0                 $0                      0                          $0
Other Accounts:                         26               $2,673                    2                         $437

As of December 31, 2004, LA Capital managed 33 portfolios, most of which have minimal overlap with other accounts with respect to investment mandates, and which use over 20 different benchmarks. Although certain of its accounts may have common benchmarks, the accounts typically have different risk profiles, cost budgets, or alpha targets, which result in differing investment portfolios.

While each client account is managed individually, LA Capital does purchase and/or sell the same securities for many accounts. When possible, the firm aggregates client purchases and sales in the same securities. Each client in an aggregated transaction receives the same execution price per share, which reflects an average of prices if the order is executed in multiple trades, and is charged a pro rata share of the total commission charge. However, where a client has directed that a specific broker be used to execute transactions, such transactions may not be aggregated with other orders entered at the same time in the same security, with the result that commission rates and execution prices for such client may differ from those obtained on the aggregated transaction. In general, an aggregated transaction may enable the firm to obtain a discounted commission charge and a more favorable execution price. If an executing broker is unable to fill an aggregated transaction completely and only partially completes the aggregated trade, LA Capital allocates the partially filled transaction to clients participating in the aggregated transaction on a pro-rata basis, subject to adjustments for additional factors, including the cash availability within individual accounts and the maintenance of appropriate portfolio sector weightings. Since clients have different investment strategies and objectives, LA Capital may purchase or hold a security for one client, and sell the same security for another client. In general, however, LA Capital believes that there are no significant conflicts resulting from various client accounts owning or trading the same securities. LA Capital seeks to mitigate liquidity problems by executing trades in highly liquid tranches. An account rebalance my take up to two or three days to complete.

LA Capital's portfolio managers, including Mr. Stevens, are the majority owners of the firm and are compensated based on the firm's profits rather than on performance of particular accounts. Mr. Stevens' compensation consists of a base salary, profit sharing and distribution of the firm's profits, which vest over a period of five years. Mr. Stevens manages two accounts with performance fee arrangements which, depending upon performance, may increase the revenues of the firm.

Mr. Stevens does not own shares of any of the Portfolios.

Alliance. Investment decisions for the portion of the Large Company Value Portfolio managed by Alliance are made by its US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of Alliance's large internal research staff. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Portfolio are Marilyn Fedak, John Mahedy, John Phillips and Chris Marx, who collectively manage the Portfolio and other client accounts as described below. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by each of Ms. Fedak and Messrs. Mahedy, Phillips and Marx, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2004:

Marilyn Fedak, John Mahedy, John Phillips and Chris Marx


                                       Total                             # of Accounts Managed        Total Assets with
                                  # of Accounts       Total Assets      with Performance-Based        Performance-Based
       Type of Accounts               Managed          (millions)             Advisory Fee         Advisory Fee (millions)
       ----------------               -------          ----------             ------------         -----------------------

                                                                                                     Total Assets that
                                       Total                           # of Accounts Managed       Advisory Fee Based on
                                  # of Accounts      Total Assets     that Advisory Fee Based           Performance
       Type of Accounts               Managed         (millions)           on Performance                (millions)
       ----------------               -------         ----------           --------------                ----------
Registered Investment
Companies:                              19              $17,821                  1                         $5,813
Other Pooled Investment
Vehicles:                                0                $0                     0                           $0
Other Accounts:                         197             $9,391                   4                          $809

As an investment adviser and fiduciary, Alliance owes its clients and their shareholders an undivided duty of loyalty. Alliance recognizes that conflicts of interest are inherent in managing multiple accounts for multiple clients and accordingly, Alliance has developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of such potential conflicts of interest among multiple clients including the Portfolio (hereinafter "Clients"), and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to these policies and oversight to help ensure that all Clients are treated equitably. As stated in these conflicts-related policies, Alliance places the interests of its Clients first and expects all of its employees to meet and comply with Alliance's fiduciary duty.

The investment professional or investment professional teams responsible for each Client have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including registered investment companies and unregistered investment vehicles such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. In addition, investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur where Alliance would have an incentive, such a performance-based management fee, relating to an account. An investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which Alliance could share in investment gains. Alliance has implemented compliance policies and oversight to manage these conflicts and to ensure that information relevant to investment decisions is disseminated fairly and investment opportunities are allocated equitably among different Clients.

Alliance's compensation program for its investment professionals is designed to be competitive and appropriate to attract and retain the highest caliber employees. Compensation of investment professionals primarily reflects their ability to generate long-term investment success for Clients. Alliance compensates its investment professionals on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"); and (iv) discretionary long-term incentive compensation in the form of restricted unit grants. Investment professionals also receive contributions under Alliance's Profit Sharing/401(k) Plan. Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his or her employment. Alliance permits deferred award recipients to allocate up to 50% of their awards to investments in Alliance's publicly traded equity securities.

An investment professional's total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team's dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance's leadership criteria.

None of Ms. Fedak or Messrs. Mahedy, Phillips and Marx own shares in any of the Portfolios.

GSAM. GSAM's portion of the Large Company Growth Portfolio is managed by GSAM's Global Quantitative Equity Team ("GQET"), headed by Gary Chropuvka and Melissa
R. Brown. The tables below include details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by each of Mr. Chropuvka and Ms.

Brown, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2004:


Gary Chropuvka

                                                                                                     Total Assets that
                                       Total                           # of Accounts Managed       Advisory Fee Based on
                                  # of Accounts      Total Assets     that Advisory Fee Based           Performance
       Type of Accounts               Managed         (millions)           on Performance                (millions)
       ----------------               -------         ----------           --------------                ----------

Registered Investment
Companies:                              38             $9,650                    0                            $0
Other Pooled Investment
Vehicles:                               5              $2,515                    1                           $109
Other Accounts:                        241             $17,845                  18                          $4,177

Melissa R. Brown

                                                                                                     Total Assets that
                                       Total                           # of Accounts Managed       Advisory Fee Based on
                                  # of Accounts      Total Assets     that Advisory Fee Based           Performance
       Type of Accounts               Managed         (millions)           on Performance                (millions)
       ----------------               -------         ----------           --------------                ----------
Registered Investment
Companies:                              37             $9,556                    0                            $0
Other Pooled Investment
Vehicles:                               5              $2,515                    1                           $109
Other Accounts:                         94             $16,675                  18                          $4,177

GSAM's portfolio managers are often responsible for managing one or more mutual funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities, the aggregation and allocation of trades, and time spent by portfolio managers on various accounts.

GSAM has a fiduciary duty to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Portfolio and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

GSAM's compensation packages for its GQET portfolio managers are comprised of base salaries and performance bonuses, which vary with each portfolio manager's individual performance and his or her contribution to the overall performance of GQET strategies and annual revenues in the investment strategy that, in part, are derived from advisory fees. The performance bonus for a portfolio manager is significantly influenced by the following criteria: (i) whether the team's pre-tax performance exceeded performance benchmarks over one-, three- and five-year periods; (ii) whether the portfolio manager managed portfolios within a defined range around a targeted tracking error and risk budget; (iii) consistency of performance across accounts with similar profiles; and (iv) communication with other portfolio managers during the research process. In addition, GSAM considers the following factors in determining the amount of a portfolio manager's performance bonus: (i) whether the team performed consistently with objectives and client commitments;
(ii) whether the team achieved top-tier rankings and ratings; and (iii) whether the team managed all similarly mandated accounts in a consistent manner. Benchmarks for measuring performance can either be broad-based or narrow-based indices, depending on client expectations. The decision may also be influenced by the performance of GSAM, the profitability of its parent company, Goldman, Sachs & Co. and anticipated compensation levels among competitor firms.

In addition to base salaries and performance bonuses, GSAM has implemented a number of additional benefits and deferred compensation programs for all portfolio managers, including (i) a 401K program that enables employees to direct percentages of their pre-tax salaries and bonus income into tax-qualified retirement plans; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pre-tax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm's partner compensation plan, which covers many of the firm's senior executives. In general, under the partner compensation plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

Due to GSAM's internal policies, portfolio managers are generally prohibited from purchasing shares of sub-advised funds for which they have primary responsibility, and neither Mr. Chropuvka nor Ms. Brown own any shares of any of the Portfolios.

Delaware. Day-to-day management of Delaware's portion of the Large Company Growth Portfolio is the responsibility of portfolio managers Jeffery S. Van Harte, CFA, Christopher J. Bonavico, Daniel J. Prislin, Christopher M. Ericksen and Patrick G. Fortier, as member's of Delaware's Focus Growth Team. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by the Focused Growth Team, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of April 13, 2005:


Jeffery S. Van Harte, Christopher J. Bonavico, Daniel J. Prislin, Christopher M. Ericksen and Patrick G. Fortier

                                                                                                     Total Assets that
                                       Total                           # of Accounts Managed       Advisory Fee Based on
                                  # of Accounts      Total Assets     that Advisory Fee Based           Performance
       Type of Accounts               Managed         (millions)           on Performance                (millions)
       ----------------               -------         ----------           --------------                ----------

Registered Investment
Companies:                               0                $0                      0                            $0
Other Pooled Investment
Vehicles:                                0                $0                      0                            $0
Other Accounts:                          32              $16.3                    0                            $0

Individual portfolio managers at Delaware may perform investment management services for other accounts similar to those provided to the Large Company Growth Portfolio and the investment action for each account and the Portfolio may differ. For example, one account may be selling a security, while another account may be purchasing or holding the same security. As a result, transactions executed for one account may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts. A portfolio manager may discover an investment opportunity that may be suitable for more than one account. The investment opportunity may be limited, however, so that all accounts for which the investment would be suitable may not be able to participate. Delaware has adopted procedures designed to allocate investments fairly across multiple accounts.

Delaware's investment professionals are typically compensated with a combination of a base salary, a short-term incentive bonus (which may include various objective and subjective components), and long-term equity. The key operating principles of the total compensation plan are to compensate professionals in direct relation to fund performance in their respective realm of responsibility and the overall business success of their team and to reflect total cash compensation that is closely aligned to the competitive market. The purpose of the long-term equity plan is to assist Delaware in attracting, retaining, and rewarding high-quality executives and investment professionals who provide services to the corporation, enabling those individuals to acquire or increase a proprietary interest in the corporation in order to strengthen the mutuality of interests between them and shareholders and providing them with long-term performance incentives to expend their maximum efforts in the creation of shareholder value.

None of Messrs. Van Harte, Bonavico, Prislin, Ericksen or Fortier own shares of any of the Portfolios.

NWQ. Phyllis G. Thomas, CFA is the portfolio manager of NWQ's portion of the Small Company Value Portfolio. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by Ms. Thomas, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2004:


Phyllis G. Thomas

                                                                                                     Total Assets that
                                       Total                           # of Accounts Managed       Advisory Fee Based on
                                  # of Accounts      Total Assets     that Advisory Fee Based           Performance
       Type of Accounts               Managed         (millions)           on Performance                (millions)
       ----------------               -------         ----------           --------------                ----------

Registered Investment
Companies:                               3               $18.9                    0                            $0
Other Pooled Investment
Vehicles:                                0                $0                      0                            $0
Other Accounts:                        2,547*           $567.3                    0                            $0
*2,537 of these accounts ($474.9 million) are separately managed accounts with one program sponsor.

The side-by-side management of various accounts by NWQ's portfolio managers may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades, and time spent by portfolio managers on various accounts. NWQ has policies and procedures aimed at reducing the prospect of conflicts of interest occurring in the management of its client accounts. NWQ's trade rotation and trade allocation policies seek to provide that, over time, clients are treated as fairly as possible in the acquisition and allotment of securities to client accounts regardless of product style, account size, broker affiliation or tenure of client. NWQ seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on particular investment disciplines. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models. If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating portfolio transactions across multiple accounts.

The Portfolio is subject to different regulations than the other accounts managed by Ms. Thomas. As a consequence of this difference in regulatory requirements, the Portfolio may not be permitted to engage in all of the investment techniques or transactions to the same extent as the other accounts managed by Ms. Thomas. NWQ attempts to address other forms of conflicts through its policies which, among other things, (i) prohibit use of soft dollars for access to specialized research and databases; (ii) prohibit cross transactions between clients; (iii) consider client suitability issues in allocating initial public offerings; and (iv) in the case of trade errors, attempt to make clients whole and eliminate any benefit to NWQ or the broker in resolving account trade errors.

NWQ offers what it believes to be a highly competitive compensation structure aimed at attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm's executive committee. Portfolio managers are formally evaluated annually and the total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary.

NWQ's available bonus compensation pool is primarily a function of the firm's overall annual profitability. Individual bonuses are based primarily on (i) overall performance of client portfolios, (ii) objective review of stock recommendations and the quality of primary research, and (iii) subjective review of the professional's contributions to portfolio strategy, teamwork, collaboration and work ethic. NWQ considers factors (i) and (ii) over one-, three- and five-year periods, and
(iii) on an annual basis.

To strengthen its incentive compensation packages and to create a stronger alignment to the long-term success of the firm, NWQ has made available to most of its investment professionals an equity-like incentive for purchase (the value of which is determined by the increase in profitability of NWQ over time). NWQ is a majority-owned subsidiary of Nuveen Investments, Inc., which has augmented this incentive compensation annually through individual awards of a stock option pool, as determined through a collaborative process between Nuveen Investments and the NWQ executive committee.

Finally, NWQ's investment professionals receive additional remuneration as consideration for signing employment agreements, including retention agreements and long-term employment contracts with significant non-solicitation and, in some cases, non-competition clauses.

Ms. Thomas does not own any shares of the Portfolios.

Kalmar. Ford Draper, Jr., Dana Walker and Greg Hartley (the "Investment Committee") lead Kalmar's investment team, which manages Kalmar's portion of the Small Company Growth Portfolio. The tables below include details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by each of Messrs. Draper, Walker and Hartley, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2004:


Ford Draper, Jr., Dana Walker and Greg Hartley

                                                                                                     Total Assets that
                                       Total                           # of Accounts Managed       Advisory Fee Based on
                                  # of Accounts      Total Assets     that Advisory Fee Based           Performance
       Type of Accounts               Managed         (millions)           on Performance                (millions)
       ----------------               -------         ----------           --------------                ----------

Registered Investment
Companies:                               3               $405                     0                            $0
Other Pooled Investment
Vehicles:                                0                $0                      0                            $0
Other Accounts:                         221             $1,341                    0                            $0

Kalmar does not believe any material conflicts of interest result from the Investment Committee's management of the Small Company Growth Portfolio and the other accounts noted above. The investment strategies of the Small Company Growth Portfolio and the other accounts managed by Investment Committee members do not materially conflict. Kalmar believes that no material conflicts of interest, including any conflicts resulting from the allocation of time to various accounts, result from the Investment Committee's management of the Small Company Growth Portfolio and the other accounts listed above because Kalmar manages all fund and separate account portfolios uniformly on a bottom-up idea-by-idea stock picking basis, unless a particular client's investment guidelines prohibit ownership of a particular holding. Thus, the research and portfolio management time spent in connection with a given course of action on a particular company's stock is applicable to all of Kalmar's client portfolios in approximately equal proportional weightings.

Kalmar may from time to time recommend purchases and/or sales of the same portfolio securities for the Small Company Growth Portfolio and other clients. In such circumstances, Kalmar's policy is to allocate purchases and sales among its clients in a manner which it deems equitable, taking into consideration such factors as size of accounts, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each account. Simultaneous transactions could adversely affect the ability of the Small Company Growth Portfolio to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.

Kalmar seeks to maintain a competitive compensation program in order to attract and retain outstanding, high-caliber investment professionals and to closely link the investment professionals' compensation to their particular contributions to client returns and to the attainment of the performance goals of Kalmar's "Growth-with-Value" investment philosophy. Portfolio managers receive base salaries, incentive bonus opportunities, benefits packages, and opportunities (if invited by Kalmar's board of directors) to purchase equity in Kalmar. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the marketplace, as well as to adjust the factors used to determine bonuses in order to promote good sustained client account performance. In setting portfolio manager base salaries, Kalmar seeks to be competitive in light of each particular person's experience, tenure, contribution, and responsibilities.

Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. The quantitative component, which generally comprises 60-70% of the bonus, is based on the specific contribution of the individual's research ideas to the success of the managed portfolios in absolute and index-relative terms for short-term and long-term periods. The non-quantitative component is based on an evaluation of the individual's contribution to Kalmar's team-oriented research and portfolio management process and of his or her other contributions to client satisfaction, client communication, and the overall success of the firm over the past year. For purposes of illustration, examples of factors weighed in this evaluation are:
(i) maintenance of insightful knowledge and opinions on companies owned by the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts;
(iii) ability and willingness to develop and share ideas and contribute to idea deliberation on a team basis; and (iv) contribution to investment strategy, buy and sell discipline, and the overall performance results of the portfolios managed by the investment team.

All employees, including portfolio managers, participate in Kalmar's benefits package, which includes a 401K plan with a contribution by Kalmar and a profit sharing plan based on the overall success of the firm. The opportunity for equity ownership in Kalmar is open to all key, high contributing employees of the firm from all professional disciplines, solely at the discretion and invitation of Kalmar's board of directors. Such ownership is purchased from the firm, rather than awarded as a bonus. Messrs. Draper, Walker and Hartley are all "partners" in Kalmar with varying percentage amounts of ownership. This equity ownership, coupled with the other competitive ingredients in Kalmar's compensation package, is intended to link their compensation directly and indirectly to client success and performance.

None of Messrs. Draper, Walker and Hartley own any shares of any of the Portfolios.

Pzena. Richard S. Pzena, John P. Goetz and A. Rama Krishna manage Pzena's portion of the Large Company Value Portfolio on behalf of Pzena. The tables below include details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by each of Messrs. Pzena, Goetz and Krishna, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2004:


Richard S. Pzena and John P. Goetz

                                                                                                     Total Assets that
                                       Total                           # of Accounts Managed       Advisory Fee Based on
                                  # of Accounts      Total Assets     that Advisory Fee Based           Performance
       Type of Accounts               Managed         (millions)           on Performance                (millions)
       ----------------               -------         ----------           --------------                ----------

Registered Investment
Companies:                               5             $2,358.8                   0                            $0
Other Pooled Investment
Vehicles:                                72            $1,333.6                   1                            $5
Other Accounts:                         291            $6,979.1                   7                         $1,609.3


A. Rama Krishna


                                    Total                         # of Accounts Managed with        Total Assets with
                                # of Accounts     Total Assets    Performance-Based Advisory   Performance-Based Advisory
      Type of Accounts             Managed         (millions)                 Fee                     Fee (millions)
      ----------------             -------         ----------                 ---                     --------------
Registered Investment
Companies:                            4             $2,350.8                   0                            $0
Other Pooled Investment
Vehicles:                             14             $393.8                    1                            $0
Other Accounts:                       18            $1,012.6                   4                          $571.1

Conflicts of interest may arise in managing the Large Company Value Portfolio's portfolio investments, on the one hand, and the portfolios of Pzena's other clients and/or accounts (together "Accounts"), on the other. Set forth below is a brief description of some of the material conflicts which may arise and Pzena's policy or procedure for handling them. Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team's time and attention. Pzena seeks to minimize this by utilizing one investment approach (i.e., "classic" value investing), and by managing all Accounts on a product specific basis. Thus, all large cap value Accounts, whether they are mutual fund accounts, institutional accounts or individual accounts, are managed using the same investment discipline, strategy and proprietary investment model as the Large Company Value Portfolio.

If the portfolio management team identifies a limited investment opportunity which may be suitable for more than one Account, the Portfolio may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena aggregates like orders where it believes doing so is beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by clients with respect to the selection of brokers or it may be instructed to direct trades through particular brokers. In these cases, Pzena may place separate, non-simultaneous transactions for the Large Company Value Portfolio and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Pzena manages some Accounts under performance-based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create inherent pressure to allocate investments having a greater potential for higher returns to those Accounts with higher performance fees. To prevent conflicts of interest associated with managing accounts with different fee structures, Pzena generally requires portfolio decisions to be made on a product specific basis (i.e., for all large cap value Accounts). Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

Portfolio managers and other investment professionals at Pzena are compensated through a combination of base salary, performance bonus and equity ownership, if appropriate, due to superior personal performance. Pzena avoids a compensation model that is driven by individual security performance, as it believes this can lead to short-term thinking which is contrary to the firm's value investment philosophy. Pzena considers both quantitative and qualitative factors when determining performance bonuses. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always considers each person on the whole and the contributions that he or she has made and is likely to make in the future. The time frame examined for bonus compensation is annual. However, longer-term success is required for equity ownership consideration. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people. Shares may be in the form of capital interests or profits only interests. All shares are voting shares (i.e., not phantom stock).

Portfolio managers and other investment professionals at Pzena are compensated through a combination of base salary, performance bonus and equity ownership, if appropriate, due to superior personal performance. Pzena avoids a compensation model that is driven by individual security performance, as it believes this can lead to short-term thinking which is contrary to the firm's value investment philosophy. PIM considers both quantitative and qualitative factors when determining performance bonuses. For investment professionals, we examine such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, we always look at the person as a whole and the contributions that they have made and are likely to make in the future. The time frame we examine for bonus compensation is annual. Longer-term success is required for equity ownership consideration. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people. Shares may be in the form of capital interests or profits only interests. All shares are voting shares (i.e., not phantom stock).

None of Messrs. Pzena, Goetz and Krishna own any shares of any of the Portfolios.

Board Approval of Advisory and Sub-Advisory Agreements

The Company's Advisory Agreement with Wilshire and each of the Sub-Advisory Agreements has a one year term expiring on the dates indicated below. Each Agreement is renewable thereafter by the Board of Directors in accordance with the requirements of the 1940 Act.

In meeting annually to determine whether to approve or renew, as appropriate, the Advisory Agreement and Sub-Advisory Agreements, the Board of Directors evaluates information provided by Wilshire and the Sub-Advisers in connection with the meeting in accordance with Section 15(c) of the 1940 Act as well as information provided at other Board meetings.

The information below summarizes the Board's considerations in connection with its approval or last renewal of each of the Agreements. In deciding to approve or renew the Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval or renewal. In considering these matters, the Directors were advised with respect to relevant legal standards by counsel independent of Wilshire. The independent Directors discussed the approval or continuance of the Agreements with management and in a private session with counsel at which no representatives of Wilshire or the Sub-Advisers were present. Board approvals were confirmed by the separate vote of the independent Directors.

Renewal of Advisory Agreement and LA Capital and Alliance Sub-Advisory Agreements. The current terms of the Advisory Agreement and the LA Capital and Alliance Sub-Advisory Agreements expire in June, 2005. At its February 24, 2005 meeting, the Board considered a number of factors in recommending renewal of the Agreements, including (1) the nature, extent and quality of services furnished by Wilshire, LA Capital and Alliance; (2) the investment performance of each Portfolio compared to relevant market indices and the performance of a peer group of investment companies pursuing broadly similar strategies; (3) the advisory fees and other expenses that would be paid by each Portfolio compared to those of similar funds managed by other investment advisers, and the profitability to each of Wilshire, LA Capital and Alliance of its investment advisory relationship with the Portfolios; and (4) the extent to which economies of scale would be realized as the Portfolios grow.

Wilshire. In considering renewal of the Advisory Agreement with Wilshire, the Board concluded that the Portfolios had satisfactorily met their investment objectives. The Board determined that generally the Portfolios had performed well compared to their peer groups, noting that each of the Portfolios had performed better than 50% of their respective peer groups for the one-, three- and five-year periods ended December 31, 2004, with the exception of the Large Company Growth Portfolio's one-year return, which outperformed 48% of its peer group, and the Small Company Value Portfolio's five-year return, which outperformed 46% of its peer group.

The Board also considered that as a "manager of managers," Wilshire had been very active in the past year in researching, identifying and recommending sub-advisers to the Board, noting that Wilshire had recommended, and the Board had approved, a number of new Sub-Advisers since the Board's last annual renewal of the Advisory Agreement. The Board also noted that as a result of Wilshire's active monitoring of the Portfolios' sub-advisers, Wilshire had recommended, and the Board had approved, the termination and replacement of two sub-advisers during the past year. In reviewing the quality of services provided to the Portfolios, the Board also considered a variety of other matters, including Wilshire's regulatory compliance procedures, the overall high quality and depth of Wilshire's organization in general and of the individuals providing services to the Portfolios, and Wilshire's substantial experience in researching, selecting and monitoring investment management organizations.

In reviewing the total expenses borne by each of the Portfolios, the Board noted that the total expense ratio for each of the Portfolios was lower than or close to the average expense ratio of funds in its peer group, except for the Large Company Value Portfolio, which the Board noted was a relatively small fund with less than $60 million in assets. With respect to Wilshire's advisory fees, the Board noted that although the fees charged by Wilshire to the Style Portfolios are greater than the standard fees charged by Wilshire to its institutional clients, Wilshire performs certain compliance services for the Portfolios, in addition to investment advisory services, which are not required by its other institutional clients. The Board also considered that Wilshire had voluntarily agreed to waive fees to limit total operating expenses to 1.50% for each of the Small Company Growth and Small Company Value Portfolios. The Board also noted its determination in previous annual reviews that Wilshire's fees were fair and reasonable compensation for the services provided by Wilshire and were competitive with fees paid by other similar mutual funds to high quality managers, and that Wilshire pays the Portfolios' sub-advisory fees to the various Sub-Advisers. The Board concluded that although it believed Wilshire's fees continued to be fair and reasonable, it should review updated information at its next quarterly meeting regarding the advisory fees charged to similar funds managed by other investment advisers.

The Board also considered information regarding the profitability of Wilshire's investment advisory relationship with the Portfolios that is presented by Wilshire to the Board on a quarterly basis, and that Wilshire and its affiliates received no benefits other than investment advisory fees as a result of its relationship with the Portfolios, except the intangible benefits of the favorable publicity arising in connection with the Portfolios' performance and the reimbursement of certain marketing and conference expenses through the Portfolios' Rule 12b-1 Service and Distribution Plan.

Because of the current asset size of each of the Portfolios, the Board concluded that Wilshire would not currently realize any significant economies of scale in acting as investment adviser to the Portfolios. However, the Board noted that as the Portfolios' assets increase in the future, specific consideration would be given to the possibility of adding fee breakpoints to share the benefit of any such economies with the Portfolios' shareholders.

Based on their review, the Board of Directors as a whole, and the Independent Directors separately, determined that it would be in the best interests of the Portfolios and their respective stockholders to renew the Advisory Agreement until the Board's next regular quarterly meeting, when the Board would review the additional information it had requested from Wilshire.

LA Capital. In considering renewal of the Sub-Advisory Agreement with LA Capital, the Directors considered the value added by LA Capital as reflected by the performance of the portions of the Portfolios managed by LA Capital compared to their respective benchmarks and to the Portfolios' respective peer groups. The Board noted that the portions of the Style Portfolios managed by LA Capital had generally outperformed their respective benchmarks for most of the one-, two- and three-year and since-inception periods ended December 31, 2004. The Board noted that although the Index Portfolio had slightly underperformed its benchmark for the one-, two- and three-year periods ended December 31, 2004, it had slightly outperformed the benchmark for the period since its inception.

In reviewing the quality of services provided by LA Capital to the Portfolios, the Board noted that the investment management personnel who had managed the Portfolios on behalf of Wilshire since the inception of the Portfolios had continued to provide high-quality portfolio management services to the Portfolios as employees of LA Capital. The Board also considered a variety of other related matters, including LA Capital's brokerage and soft dollar practices, regulatory compliance procedures, investment philosophy and processes, and the overall high quality and depth of its organization in general. The Directors also reviewed the sub-advisory fees charged by LA Capital and the profitability of its relationship to the Portfolios, and observed that its fees with respect to the Portfolios were very favorable in comparison to its standard fees charged to other clients.

Based on their review, the Board of Directors as a whole, and the Independent Directors separately, determined that it would be in the best interests of the Portfolios and their respective stockholders to renew the LA Capital Sub-Advisory Agreement until the Board's next regular quarterly meeting, when the Board would review the Agreement in light of the additional information it had requested from Wilshire.

Alliance. In considering the Sub-Advisory Agreement with Alliance, the Directors considered the value added by Alliance as reflected by the performance of the portion of the Large Company Growth Portfolio managed by Alliance compared to the Portfolio's benchmark and peer group. The Board observed that although Alliance's portion of the Portfolio had performed below its benchmark for the one-year period ending January 31, 2005, the Portfolio had outperformed its peer group average.

In reviewing the quality of services provided by Alliance to the Portfolio, the Board considered a variety of matters, including the backgrounds of the persons managing the Portfolio on behalf of Alliance, its brokerage and soft dollar practices, its regulatory compliance procedures, its investment philosophy and processes, and the overall high quality and depth of its organization in general. The Directors also reviewed the sub-advisory fees charged by Alliance and the profitability of its relationship to the Portfolios, and observed that its fees were very low compared to fees it charged to other accounts of similar size.

Based on their review, the Board of Directors as a whole, and the Independent Directors separately, determined that it would be in the best interests of the Large Company Growth Portfolio and its stockholders to renew the Alliance Sub-Advisory Agreement until the Board's next regular quarterly meeting, when the Board would review the Agreement in light of the additional information it had requested from Wilshire.

Approval of GSAM and NWQ Sub-Advisory Agreements. The GSAM and NWQ Sub-Advisory Agreements were first approved at a meeting of the Board of Directors held on September 8, 2004, for terms expiring on September 30, 2005. In reviewing the Agreements, the Board reviewed the Sub-Advisers' favorable past performance record of similar accounts managed by their respective personnel. The Board also reviewed presentations by Wilshire regarding the comprehensive screening process it used to recommend GSAM and NWQ and the reasons it believed that their investment styles would complement those of the other Sub-Advisers to the Large Company Growth Portfolio and Small Company Value Portfolio, respectively. The Board also considered information regarding GSAM's and NWQ's investment management experience, personnel, clients, assets under management, brokerage and soft dollar practices, regulatory compliance procedures, investment philosophies and processes, and the overall high quality and depth of their respective organizations.

The Board also considered the sub-advisory fees to be charged by GSAM and NWQ and the projected profitability of their relationships to the Portfolios. The Directors noted that at the Large Company Growth Portfolio's asset levels, GSAM's sub-advisory fee with respect to the Portfolio was lower than the fees charged by GSAM to separate accounts under its standard fee schedule. The Directors observed that NWQ charged the Small Company Value Portfolio pursuant to NWQ's standard fee schedule.

Based on their reviews, the Board of Directors as a whole, and the Independent Directors separately, determined that the fees under the Sub-Advisory Agreements were fair and reasonable for the services to be provided by each of GSAM and NWQ to the respective Portfolios and that it would be in the best interests of the Portfolios and their respective stockholders to enter into the Sub-Advisory Agreements.

Approval  of Kalmar  and Pzena  Sub-Advisory  Agreements.  The  Kalmar and Pzena
Sub-Advisory Agreements were first approved at a meeting of the Board of Directors held on December 6, 2004, for terms expiring on March 31, 2006. In reviewing the Agreements, the Board reviewed the Sub-Advisers' favorable past performance record of similar accounts managed by their respective personnel. The Board also reviewed presentations by Wilshire regarding the comprehensive screening process it used to recommend Kalmar and Pzena and the reasons it believed that their investment styles would complement those of the other Sub-

Advisers to the Small Company Growth Portfolio and Large Company Value Portfolio, respectively. The Board also considered information regarding Kalmar's and Pzena's investment management experience, personnel, clients, assets under management, brokerage and soft dollar practices, regulatory compliance procedures, investment philosophies and processes, and the overall high quality and depth of their respective organizations.

The Board also considered the sub-advisory fees to be charged by Kalmar and Pzena and the projected profitability of their relationships to the Portfolios. The Directors observed that although the fees charged by Kalmar to the Small Company Growth Portfolio are greater than the fees charged by Kalmar to another small cap mutual fund for which it serves as sub-adviser, its fees with respect to the Portfolio are less than those charged by Kalmar to its proprietary small cap mutual fund, and are consistent with the lowest fee charged by its affiliate Kalmar Investments Inc. to separately managed accounts that are similar to the Portfolio.

Based on their reviews, the Board of Directors as a whole, and the Independent Directors separately, determined that the fees under the Sub-Advisory Agreements were fair and reasonable for the services to be provided by each of Kalmar and Pzena to the respective Portfolios and that it would be in the best interests of the Portfolios and their respective stockholders to enter into the Sub-Advisory Agreements.

Approval of Delaware Sub-Advisory Agreement. The Delaware Sub-Advisory Agreement was first approved at a meeting of the Board of Directors held on April 27, 2005, for a term expiring on March 31, 2006. In reviewing the Agreement, the
Board noted that the large cap growth portfolio management team which had previously managed TIM's portion of the Large Company Growth Portfolio had joined Delaware, and that the same personnel would continue to manage that portion of the Portfolio on behalf of Delaware. The Board reviewed the favorable past performance record of the large cap growth portfolio management team while it had been employed by TIM, noting that TIM's large cap growth product had outperformed the Russell 1000 Growth Index every calendar year from 1997 through 2004 and that TIM's portion of the Portfolio had outperformed the Index for the last quarter in 2004. The Board also considered information regarding Delaware's investment management experience, personnel, clients, assets under management, brokerage and soft dollar practices, regulatory compliance procedures, investment philosophies and processes, and the overall high quality and depth of its organization. The Board also reviewed Delaware's financial statements and observed that Delaware's resources were adequate to support the investment management operations of the large cap growth portfolio team.

The Board also considered the sub-advisory fees to be charged to the Portfolio by Delaware, which were the same as the fees charged to the Portfolio by TIM. The Directors observed that the fees charged by Delaware to the Portfolio were significantly less than the fees charged by Delaware to its separate accounts with large cap growth mandates, as well as the fees charged by Delaware's affiliate to its proprietary domestic equity mutual funds and other funds for which Delaware's affiliate serves as investment adviser.

Based on its review, the Board of Directors as a whole, and the Independent Directors separately, determined that the fees under the Sub-Advisory Agreement were fair and reasonable for the services to be provided by Delaware to the Portfolio and that it would be in the best interest of the Portfolio and its stockholders to enter into the Sub-Advisory Agreement.

SEC Exemptive Order


The SEC has issued an order (the "Order") to Wilshire exempting it from the 1940 Act requirement to submit to stockholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not "affiliated persons" of Wilshire as defined in the 1940 Act, to manage all or portions of the Portfolios. Wilshire is responsible for, among other things:
setting each Portfolio's investment strategy and structure; selecting sub-advisers; ongoing monitoring and evaluation of sub-advisers; implementing procedures to ensure that sub-advisers comply with the Portfolios' investment objectives, policies and guidelines/restrictions; terminating sub-advisers; and reallocating assets among sub-advisers. Wilshire may allocate portions of each Portfolio's assets among multiple sub-advisers with complementary management styles and securities selection disciplines; monitor the performance of each portion of a Portfolio and each Portfolio as a whole; and terminate sub-advisers to the extent necessary to achieve the overall objective of the Portfolio. Wilshire's criteria for termination of a sub-adviser include (but are not limited to) departure of key personnel; acquisition by a third-party; change in or departure from investment style; inadequate investment processes that could result in inconsistent security selection, valuation or compliance; and the inability over time to maintain above-average performance.

The Order was granted subject to, among other things, the following  conditions:
(1) prior to becoming effective with respect to a Portfolio, the stockholders of such Portfolio would approve operation of such Portfolio in the manner described above (the stockholders of the Portfolios approved such operation on March 29,
2002); (2) the Portfolio's prospectus would describe the Order; (3) if a new sub-adviser were retained or a sub-advisory agreement were materially amended, Wilshire would furnish the relevant stockholders within 90 days all the information that would have been provided in a proxy statement soliciting approval of the sub-advisory agreement, except for certain fee information; (4) the majority of the Board of Directors would be independent, and new independent directors would be nominated by such existing independent directors; (5) in approving any change in sub-adviser, the Board would find that such change is in the best interests of the Portfolio and its stockholders; (6) Wilshire would provide the Board with information about its profitability with respect to the Portfolio on a quarterly basis; (7) whenever a sub-adviser is retained or terminated, Wilshire would provide an analysis of the effect of the change on its profitability; (8) no director or officer of the Company or Wilshire would own any interest in any sub-adviser, subject to certain exceptions; and (9) the independent directors of the Company would engage independent counsel to represent them.

Services Agreement


Wilshire has entered into a Services Agreement, dated May 31, 1999, as amended September 27, 1999, January 23, 2003 and October 1, 2003, with PFPC Inc. ("PFPC"), the Company's administrator and transfer agent. PFPC is located at 760 Moore Road, King of Prussia, PA 19406 and is an affiliate of PFPC Distributors. PFPC and PFPC Distributors are wholly-owned subsidiaries of PNC Financial Services Group. PFPC furnishes Wilshire with transfer agency services, fund accounting services, administration services and certain other services as may be required by Wilshire. PFPC also prepares tax returns, reports to the Portfolios' shareholders, and reports and filings with the SEC and state securities authorities; prepares ongoing compliance updates; coordinates the registration of the Company with the National Securities Clearing Corp. ("NSCC") and the filing of required Company reports with the NSCC; provides consultation to the Company with respect to regulatory matters, including monitoring regulatory and legislative developments that may affect the Company; assists in the preparation of quarterly board materials; and generally assists in all aspect of the Company's operations, other than providing legal or investment advice.

The current term of the Services Agreement ends on May 31, 2005 and will automatically renew for successive terms of three years each unless the Company or PFPC provides written notice to the other of its intent not to renew. Such notice must be received not less than 90 days and not more than 180 days prior to the expiration of the then current term.

For the fiscal year ended August 31, 2002, the fiscal period from September 1, 2002 to December 31, 2002 and the fiscal years ended December 31, 2003 and 2004, the accounting and administration fees paid to PFPC for each Portfolio, the reductions attributable to voluntary fee waivers, and the net fees paid with respect to the Portfolios, were as follows:


2002
                                                     Administration &
                                                        Accounting
Portfolio                                              Fee Payable         Reduction in Fee        Net Fee Paid

Large Company Growth Portfolio                           $675,001                 $0                 $675,001
Large Company Value Portfolio                            $147,214                 $0                 $147,214
Small Company Growth Portfolio                           $53,713                  $0                  $53,713
Small Company Value Portfolio                            $88,841                  $0                  $88,841
Dow Jones Wilshire 5000 Index Portfolio                  $194,568               $83,034              $111,534

09/01/02-12/31/02*
                                                     Administration &
                                                        Accounting
Portfolio                                              Fee Payable         Reduction in Fee        Net Fee Paid

Large Company Growth Portfolio                           $174,635                 $0                 $174,635
Large Company Value Portfolio                            $39,287                  $0                  $39,287
Small Company Growth Portfolio                           $17,380                  $0                  $17,380
Small Company Value Portfolio                            $21,448                  $0                  $21,448
Dow Jones Wilshire 5000 Index Portfolio                  $51,563                  $0                  $51,563


2003
                                                     Administration &
                                                        Accounting
Portfolio                                              Fee Payable         Reduction in Fee        Net Fee Paid

Large Company Growth Portfolio                           $645,830                 $0                 $645,830
Large Company Value Portfolio                            $128,440                 $0                 $128,440
Small Company Growth Portfolio                           $51,227                  $0                  $51,227
Small Company Value Portfolio                            $58,751                  $0                  $58,751
Dow Jones Wilshire 5000 Index Portfolio                  $188,313                 $0                 $188,313

2004
                                                     Administration &
                                                        Accounting
Portfolio                                              Fee Payable         Reduction in Fee        Net Fee Paid

Large Company Growth Portfolio                           $880,272                 $0                 $880,272
Large Company Value Portfolio                            $126,162                 $0                 $126,162
Small Company Growth Portfolio                           $52,000                  $0                  $52,000
Small Company Value Portfolio                            $75,063                  $0                  $75,063
Dow Jones Wilshire 5000 Index Portfolio                  $252,480                 $0                 $252,480


* The Company changed its fiscal year end from August 31 to December 31 effective December 31, 2002.


Expenses

From time to time, Wilshire or PFPC may waive receipt of its fees and/or voluntarily assume certain expenses of the Portfolios or the Company. This would have the effect of lowering the overall expense ratio of the Portfolios and increasing the return to investors at the time such amounts are waived or assumed, as the case may be. The Company will not pay Wilshire or PFPC for any amounts which may be waived or assumed. Each of PFPC Distributors, Wilshire or PFPC may bear other expenses of distribution of the shares of a Portfolio or of the provision of shareholder services to a Portfolio's shareholders, including payments to securities dealers or other financial intermediaries or service providers, out of its profits and available resources other than the advisory and administration fees paid by the Company. However, as of April 28, 2005, none of PFPC Distributors, Wilshire or PFPC were making any such payments, and no payments were made during the year ended December 31, 2004.


All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by PFPC Distributors, Wilshire or PFPC. The expenses borne by the Company include taxes; interest; brokerage fees and commissions, if any; fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of PFPC Distributors, Wilshire or PFPC or any of their affiliates; SEC fees; state Blue Sky qualification fees; advisory and administration fees; charges of custodians; transfer and dividend disbursing agents' fees; certain insurance premiums; industry association fees; outside auditing and legal expenses; costs of maintaining the Company's existence; costs of independent pricing services; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of shareholders' reports and meetings; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; and any extraordinary expenses. Expenses attributable to a particular series or class of shares are charged against the assets of that series or class. Other expenses of the Company are allocated among the Portfolios on a basis determined by Wilshire, subject to supervision by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Portfolio.

Service and Distribution Plan

The Service and Distribution Plan (the "Plan") of the Company adopted pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder was approved as to the Investment Class Shares of the Portfolios by vote of the majority of both
(a) the Directors of the Company and (b) those Independent Directors who have no direct or indirect financial interest in the operation of the Plan or any agreement related to it, in each case cast in person at a meeting called for the purpose of voting on the Plan.

The  Investment  Class  shares  of  each  of  the  Portfolios   reimburses  PFPC
Distributors for its distribution and shareholder services expenses (the "Distribution Fee") at an annual rate of up to 0.25% of the average daily net assets of each such Portfolio attributable to Investment Class shares. The Distribution Fee is accrued daily and paid monthly or at such other intervals as the Directors of the Company shall determine.

The Plan will continue in effect with respect to the Investment Class Shares of a Portfolio only so long as such continuance is specifically approved at least annually by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended in any material respect unless such amendment is approved by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors, cast in person at a meeting called for the purpose of voting on the Plan, and may not be amended to increase materially the amount to be spent thereunder without such approvals and approval by vote of at least a majority (as defined in the 1940 Act) of the outstanding shares of the Investment Class of the Portfolio. The Plan may be terminated at any time with respect to the Investment Class Shares of a Portfolio by vote of a majority of the Independent Directors or by vote of a majority (as defined in the 1940 Act) of the outstanding Investment Class Shares of the Portfolio. Amounts spent on behalf of the Investment Class of each Portfolio pursuant to such Plan during the fiscal year ended December 31, 2004 are set forth below.


                                                                                Compensation to
2004                                                    12b-1 and Printing       Broker Dealers
----                                                    ------------------       --------------

Portfolio

Large Company Growth Portfolio                              $64,371.18            $859,307.81
Large Company Value Portfolio                               $7,463.19              $84,634.17
Small Company Growth Portfolio                              $13,483.11             $19,724.55
Small Company Value Portfolio                               $10,620.40             $46,436.32
Dow Jones Wilshire 5000 Index Portfolio                     $23,682.89            $248,899.58

                                                      Compensation to Sales
Portfolio                                                   Personnel                Other                 Total
---------                                                   ---------                -----                 -----

Large Company Growth Portfolio                                $0.00                 $656.95             $924,335.94
Large Company Value Portfolio                                 $0.00                  $64.10             $92,161.46
Small Company Growth Portfolio                                $0.00                  $21.35             $33,229.01
Small Company Value Portfolio                                 $0.00                  $29.59             $57,086.31
Dow Jones Wilshire 5000 Index Portfolio                       $0.00                 $192.91             $272,775.38

Shareholder Servicing Plan

Each Portfolio has adopted a shareholder services plan for its Investment and Institutional Class Shares which authorizes payments by the Investment and Institutional Class Shares annually of up to 0.20% of the average daily net assets attributable to Investment and Institutional Class Shares for certain non-distribution shareholder services provided by financial intermediaries.


Transfer and Dividend Disbursing Agent

PFPC, 760 Moore Road, King of Prussia, Pennsylvania 19406-1212, serves as the Company's transfer agent and dividend disbursing agent.

Custodian

The Northern Trust Company, located at 50 South LaSalle Street, Chicago, Illinois 60675, serves as the Company's custodian.

Counsel

Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, California 90071, serves as independent counsel for the Company and the Independent Directors.


Independent Registered Public Accounting Firm

PricewaterhouseCoopers   LLP,  Two   Commerce   Square,   2001  Market   Street,
Philadelphia, Pennsylvania 19103, serves as the Company's independent registered public accounting firm.

                                 CODE OF ETHICS


The Board of Directors of the Company has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics restricts the investing activities of Company officers, Directors and advisory persons, and, as described below, imposes additional restrictions on Portfolio investment personnel.


Each person covered by the Code of Ethics is prohibited from purchasing or selling any security which, to such person's knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by the Portfolio. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, "blackout periods" which prohibit trading by investment personnel of the Portfolio within periods of trading by the Portfolio in the same security, and a ban on short-term trading in securities. Investment personnel are required to pre-clear any personal securities investment (with limited exceptions, such as government securities) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The preclearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment.

In addition, Wilshire and each Sub-Adviser have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel, subject to the conditions of the code, to invest in securities including securities that may be purchased or held by the Portfolios.


                       PROXY VOTING POLICY AND PROCEDURES

The Company

The Board of Directors of the Company has delegated to Wilshire the responsibility for voting proxies relating to portfolio securities held by the Portfolios as a part of Wilshire's general management of the Portfolios, subject to the Board's continuing oversight. Wilshire may, but is not required to, further delegate the responsibility for voting proxies relating to portfolio securities held by the Portfolios to one or more of the Sub-Advisers retained to provide investment advisory services to the Portfolios.

The right to vote proxies with respect to portfolio securities held by the Portfolios is an asset of the Company. Wilshire, or the Sub-Adviser to which authority to vote on behalf of a Portfolio is delegated, acts as a fiduciary of the Portfolio and must vote proxies in a manner consistent with the best interest of that Portfolio and its shareholders.

At least annually, Wilshire (if it has retained the authority to vote proxies on behalf of the Portfolio) and each Sub-Adviser with authority to vote proxies on behalf of the Portfolios must present to the Board its policies, procedures and other guidelines for voting proxies. In addition, Wilshire and each Sub-Adviser must notify the Board promptly of material changes to any of these documents.

At least annually, Wilshire (if it has retained the authority to vote proxies on behalf of the Portfolio) and each Sub-Adviser with authority to vote proxies on behalf of the Portfolios must provide to the Board a record of each proxy voted with respect to portfolio securities of the Portfolios during the year. With respect to those proxies that Wilshire or a Sub-Adviser has identified as involving a conflict of interest, Wilshire or the Sub-Adviser must submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a "conflict of interest" is deemed to occur when Wilshire or the Sub-Adviser or an affiliated person of Wilshire or the Sub-Adviser has a financial interest in a matter presented by a proxy to be voted on behalf of the Portfolios, other than the obligation Wilshire or the Sub-Adviser incurs as investment adviser to the Portfolios, which may compromise Wilshire's or the Sub-Adviser's independence of judgment and action in voting the proxy.

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Portfolios may be revoked by the Board, in whole or in part, at any time.

The Company is required to file an annual report of each proxy voted with respect to portfolio securities of each Portfolio during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. Information regarding how Wilshire or the Sub-Advisers voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available no later than August 31 of each year beginning in 2004 (i) without charge, upon request, by calling 1-888-200-6796, (ii) or on the SEC's website at www.sec.gov.

Certain information regarding the proxy voting policies of Wilshire and each of the Sub-Advisers is summarized below.

Wilshire
Wilshire has delegated to each Sub-Adviser the responsibility for voting the securities in its portfolio. Wilshire reviews the Sub-Advisers' proxy voting activities annually. If it becomes responsible for direct management for portfolios for short periods of time, on a transition basis, Wilshire will engage a professional proxy voting service to vote the securities under its direct management.

Alliance
Alliance's value investment group (Bernstein) has formed two proxy voting committees, to consider U.S. proxy matters and global proxy matters. The committees, comprised of senior investment personnel and representatives of Alliance's corporate legal department, evaluate proposals not covered by Alliance's proxy voting guidelines and recommend how Bernstein should generally vote on such issues. The committees, or sub-committees, review all proxies. The committees monitor adherence to Alliance's proxy voting guidelines, review its policies from time to time, and evaluates proxies where Alliance faces a material conflict of interest.

While proxy voting policies and procedures are consistent across Alliance's growth group and its value group (Bernstein), the two groups administer their proxy voting separately. In an effort to increase efficiency in voting proxies, Bernstein uses Institutional Shareholder Services ("ISS") to act as its voting agent for its clients' proxies. Bernstein instructs the its clients' custodians to direct proxy materials to ISS, which provides Bernstein with a proposed vote based on Alliance's voting guidelines. Bernstein then either accepts the proposed vote, or changes the vote in accordance with its voting decision.

If a potential conflict of interest arises, Alliance's corporate legal department makes the initial determination about whether a material conflict exists. No further review is necessary if 1) the proposed vote is consistent with Alliance's stated voting policy, 2) the proposed vote is contrary to Alliance's stated voting policy but is also contrary to management's recommendation, or 3) the proposed vote is contrary to or not covered by Alliance's stated voting policy, is consistent with management's recommendation, and is consistent with the views of an independent source. If the proposed vote is contrary to Alliance's stated voting policy, is consistent with management's recommendation, and is contrary to the views of an independent source, the proxy committee reviews the proposal for final determination.

Alliance's general positions on various proposals are as follows:

Director Matters - Alliance generally supports the election of a company's slate of nominees for directors, except in contested elections, which it evaluates on a case-by-case basis. It generally votes for changes in board structure that are not controversial, and against imposing classified boards. Alliance typically supports shareholder proposals to require a majority of independent directors on boards and on nominating committees.

Shareholder Rights - Alliance usually votes for proposals to redeem poison pills and to provide for confidential voting. It typically does not support proposals to limit the right of shareholders to act by written consent or to amend companies' charter documents to make it more difficult for shareholders to call a special meeting.

Compensation and Benefits Plans - Alliance evaluates proposals to adopt performance based stock option plans on a case-by-case basis and generally supports shareholder proposals requiring companies to expense stock options.

Routine Matters - Alliance generally votes in favor of ratification of auditors and administrative or technical changes to a company's charter documents.


LA Capital


LA Capital has engaged Glass, Lewis & Co. ("Glass Lewis") who has partnered with Investor Responsibility Research Center, Inc., as its proxy voting agent. Although LA Capital has established voting guidelines developed in conjunction with Glass Lewis, it casts each vote on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement and all other relevant facts and circumstances.

LA Capital has designated a compliance officer who is responsible for administering and overseeing the proxy voting process. In addition, a proxy committee formally approves and reviews all proxy guidelines, procedures and voting records.

LA Capital believes that by employing Glass Lewis to monitor and vote all proxies on its behalf, it has minimized the potential for material conflicts of interest. If a material conflict of interest arises, LA Capital will notify the client of the conflict, and unless the client directs LA Capital to vote the proxy in a certain manner, LA Capital will vote in accordance with its policy based on Glass Lewis' recommendations.


Glass Lewis' general positions on various proposals are as follows:

Director Matters - Glass Lewis generally votes for all director nominees, except in the case of contested nominees, which are evaluated on a case-by-case basis. It votes against giving boards authority to set board size and against proposals to impose classified boards. It also votes against proposals permitting the removal of directors without cause.

Shareholder Rights - Glass Lewis typically votes against poison pills, non-technical charter amendments that reduce shareholder rights, and limiting the right of shareholders to act by written consent or to call special meetings. It also votes against adoption of supermajority votes for business transactions.

Compensation and Benefits Plans - Glass Lewis generally votes against stock incentive plans if, among other things, the outstanding common stock will be diluted by greater than 10%, the plan allows the company to reprice or replace underwater options without shareholder approval, or the plan allows nonqualified options to be priced at less than 85% of fair market value.

Routine Matters - Glass Lewis generally votes in favor of ratification of auditors, name changes, and technical amendments to charter documents.

GSAM
GSAM's guiding  principles in performing proxy voting are to make decisions that
(i) favor proposals that tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect GSAM's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

ISS' general positions on various proposals are as follows:

To implement these guiding principles for investments in publicly-traded equities, GSAM's quantitative equity portfolio management teams currently follow the ISS' Standard Proxy Voting Guidelines exclusively; however, GSAM retains the authority to revisit this position. GSAM believes that casting proxy votes in accordance with ISS' Guidelines will not present any conflicts of interest because GSAM votes pursuant to a pre-determined policy based upon the recommendations of an independent third party.

Director Matters - ISS generally supports the election of management's nominees for directors, unless there are concerns about the past performance of the company or the board. It generally votes for proposals to fix board size and against proposals to impose classified boards or to alter board structure or size in the context of a fight for control over the company or the board.

Shareholder Rights - ISS typically votes against all antitakeover proposals, such as staggered boards, poison pills and unlimited authorized capital authorizations, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal.

Compensation and Benefits Plans - ISS generally votes for proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the industry. It evaluates nonexecutive director compensation proposals that include both cash and share-based components on a case-by-case basis.

Routine Matters - ISS generally votes in favor of reelection of auditors unless there are serious concerns about the accounts or the procedures used. It evaluates changes to a company's charter documents on a case-by-case basis.



Delaware
Delaware's Proxy Voting Committee is responsible for overseeing its proxy voting process, and reviews and approves Delaware's proxy voting procedures annually. Delaware has contracted with ISS, which together with its clients' custodians, monitors corporate events with respect to portfolio securities. As authorized by Delaware, each client's custodian forwards any proxy materials it receives to ISS, which votes proxies in accordance with Delaware's proxy voting guidelines, as described below. If Delaware's guidelines do not address a particular proxy issue, ISS considers the relevant facts and circumstances and researches the issue to determine how to vote the proxy in the best interests of the client and in the spirit of Delaware's guidelines. Delaware may vote a proxy not in accordance with ISS' recommendation if Delaware believes that doing so is in a client's best interests.

Because Delaware considers the quality and depth of management, among other things, in determining whether to invest in a company, Delaware believes that the recommendations of management on any issue should be given a fair amount of weight in determining how proxy issues should be voted. On many issues, Delaware casts votes in accordance with the recommendations of management. However, Delaware generally casts votes against management when management recommendations are not in accordance with Delaware's proxy voting guidelines or are not in a client's best interests. Because the majority of client proxies are voted by ISS pursuant to pre-established guidelines, Delaware believes that conflicts of interest are largely eliminated. If Delaware considers voting a proxy contrary to ISS' recommendation, the Committee will determine whether any conflict of interest exists. If it determines a conflict exists, the Committee generally will acquire additional research from an independent third party, and must unanimously decide how to vote the proxy, or vote in accordance with ISS.

Delaware's general positions on various proposals are as follows:

Director Matters - Delaware generally votes for director nominees on a case-by-case basis, considering a number of factors. It generally votes for proposals to fix board size and against proposals to impose classified boards or to limit the tenure of outside directors through term limits or mandatory retirement ages.

Shareholder Rights - Delaware typically votes for shareholder proposals requesting that companies submit poison pills to shareholder vote or redeem them. It typically votes against proposals to require supermajority shareholder votes, and to restrict shareholder ability to take action by written consent or to call special meetings.

Compensation and Benefits Plans - Delaware generally votes with respect to equity-based compensation plans on a case-by-case basis using a particular methodology. It also evaluates compensation plans for directors and stock plans which provide participants with the option of taking all or a portion of cash compensation in the form of stock on a case-by-case basis.

Routine Matters - Delaware generally votes in favor of ratification of auditors except in certain instances. It typically votes for by-law or charter amendments of a housekeeping nature, and against proposals to reduce quorum requirements for shareholder meetings below a majority of outstanding shares.

NWQ
A senior member of the investment team of NWQ is responsible for oversight of the proxy voting process. NWQ has engaged the services of ISS to make recommendations to NWQ on the voting of proxies relating to securities held in its clients' accounts (for a description of these policies, see "Proxy Voting Policies and Procedures" for GSAM above). NWQ reviews and frequently follows ISS' recommendations. However, on selected issues, NWQ may not vote in accordance with the ISS recommendations when NWQ believes that specific ISS recommendations are not in the best economic interest of the Small Cap Value Portfolio and its shareholders. If NWQ manages the assets of a company or its pension plan and any of NWQ's clients hold any securities of that company, NWQ will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. If the Company requests NWQ to follow specific voting guidelines or additional guidelines, NWQ will review the request and inform the Company only if NWQ is not able to follow the Company's request.

Kalmar
Although Kalmar's Chief Compliance Officer is ultimately responsible for voting proxies on behalf of the firm, Kalmar has established a proxy voting committee whose responsibility is to oversee all decisions relating to proxy voting, proxy voting guidelines, conflicts of interest, recordkeeping and disclosure, and to assure that proxies are voted accordingly.

Kalmar has retained ISS to provide proxy-voting services. Kalmar retains the right to override those votes that Kalmar does not believe are in the best interest of the Portfolio's shareholders. A member of Kalmar's investment team reviews ISS' proxy research and recommendations, and if ISS recommends a vote contrary to management's recommendation, the Kalmar portfolio manager or research analyst most familiar with the company reviews ISS' recommendation and consults with the investment team in deciding how to vote the proxy. Conflicts of interest will be identified, monitored and resolved by joint effort of Kalmar's Chief Compliance Officer and its investment team.

Kalmar's general positions on various proposals are based on ISS' proxy voting guidelines as described under "Proxy Voting Policy and Procedures" for GSAM above.

Pzena
Pzena subscribes to ISS' proxy monitoring and voting agent service. However, Pzena retains ultimate responsibility for instructing ISS how to vote proxies on behalf of the Portfolio, and applies its own proxy voting guidelines, which are summarized below. If Pzena does not issue instructions for a particular vote, ISS will vote in accordance with Pzena's guidelines, or with management if Pzena's guidelines do not address the proxy item. If it appears that a material conflict of interest has arisen, Pzena's Director of Compliance will convene a meeting of its proxy voting committee to determine whether a conflict of interest exists and how that conflict should be resolved.

Pzena's general positions on various proposals are as follows:

Director Matters - Pzena evaluates director nominees individually and as a group based on its own assessments and ISS' recommendations. Pzena generally withholds votes from any insiders on audit, compensation or nominating committees, and from any insiders and affiliated outsiders with respect to boards that do not have majority independent directors.

Shareholder Rights - Pzena generally opposes classified boards and any other proposals designed to eliminate or restrict shareholders' rights. Pzena supports anti-takeover measures that are in the best interest of shareholders, but opposes poison pills and other anti-takeover measures that entrench management or thwart the maximization of investment returns.

Compensation and Benefits Plans - Pzena generally supports incentive plans under which 50% or more of the shares awarded to top executives are tied to performance goals. Pzena votes against golden parachute or other incentive compensation arrangements which it deems excessive or unreasonable, which it considers to be significantly more economically attractive than continued employment, or which are triggered solely by the recipient (e.g., resignation).

Auditors - Pzena generally votes with management with respect to the appointment of auditors, so long as management is in compliance with current regulatory requirements focused on auditor independence and improved board and committee representation.



                             PORTFOLIO TRANSACTIONS


Each Sub-Adviser supervises the placement of orders for the purchase or sale of portfolio securities on behalf of the portion of each Portfolio it serves. In this capacity, each Sub-Adviser allocates portfolio transactions among broker-dealers in the best judgment of the Sub-Adviser and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected may include those that provide statistical data, investment information, economic facts and opinions to the Sub-Advisers. Information so received is in addition to and not in lieu of services required to be performed by the Sub-Advisers and their fees are not reduced by the receipt of such supplemental information. Such information may be useful to the Sub-Advisers in serving both the Portfolios and other clients which they advise and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Sub-Advisers in carrying out their obligations to the Portfolios. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. When transactions are executed in the over-the-counter market, the Portfolios will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Each Sub-Adviser has procedures in place to monitor best execution. Neither Wilshire nor any of the Sub-Advisers considers the sale of Portfolio shares in selecting brokers to effect Portfolio transactions.


Although each Sub-Adviser makes investment decisions for the Portfolios independently from those of its other accounts, investments of the kind made by the Portfolios may often also be made by such other accounts. When a Sub-Adviser buys or sells the same security at substantially the same time on behalf of the Portfolios and one or more other accounts managed by that Sub-Adviser, it allocates available investments by such means as, in its judgment, result in fair treatment. Each Sub-Adviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Portfolios and its other managed accounts, and the price paid to or received by the Portfolios and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Portfolios or the size of the position purchased or sold by the Portfolios.


Portfolio turnover may vary from year to year, as well as within a year. Under normal market conditions, each Portfolio's turnover rate generally will not exceed 80%. High turnover rates, generally as a result of fluctuating market conditions, are likely to result in comparatively greater brokerage expenses. Recognizing this, each Sub-Adviser attempts to minimize the cost per share of trading while at the same time implementing only those trades necessary to maintain the proper style exposure. Significant variation in the portfolio turnover  rates in 2003 and 2004,  as  disclosed in the  "Financial  Highlights"
section of the Prospectus, for the Style Portfolios was due to changes in sub-advisers. Significant variation in the portfolio turnover rates in 2003 and 2004, as disclosed in the "Financial Highlights" section of the Prospectus, for the Index Portfolio reflected the impact of overall market volatility on the Portfolio's attempt to replicate the returns of the Dow Jones Wilshire 5000 Index through sampling techniques.


If so directed by Wilshire, each Sub-Adviser will execute purchases and sales of portfolio securities through brokers or dealers designated by management of the Company for the purpose of providing direct benefits to the Portfolios, provided that each Sub-Adviser determines that such brokers or dealers will provide best execution in view of such other benefits.


For the fiscal year ended August 31, 2002, the fiscal period of September 1, 2002 to December 31, 2002 and the prior fiscal years ended December 31, 2003 and 2004, the Portfolios paid total brokerage commissions as follows:


 Portfolio                                            2004             2003      09/01/02-12/31/02      2002
 ---------                                            ----             ----      -----------------      ----
 Large Company Growth Portfolio                     $922,712         $883,343        $134,645        $454,472
 Large Company Value Portfolio                      $116,747         $195,500         $18,737         $78,359
 Small Company Growth Portfolio                     $58,070           $49,452          $8,029         $13,671
 Small Company Value Portfolio                      $188,173          $97,898         $26,263         $86,854
 Dow Jones Wilshire 5000 Index Portfolio            $126,303          $36,613          $7,882         $38,760

Each Sub-Adviser may allocate orders for purchase and sale transactions to any affiliated broker-dealer in connection with the purchase or sale of securities. As of April 25, 2005, GSAM was the only Sub-Adviser which routinely traded through an affiliated broker-dealer. While GSAM trades through an affiliated broker, such trades are subject to Rule 17e-1 under the 1940 Act, which requires that fees paid to brokers be reasonable, fair and comparable to fees paid to other brokers in similar transactions. For the year ended December 31, 2004, the Large Company Growth Portfolio paid $248 in brokerage commissions to Goldman Sachs & Co., representing 0.073% of the Portfolio's aggregate commissions.

As of December 31, 2004, the Portfolios held the following securities of their regular brokers or dealers as follows:

Brokers or Dealers                                                  Market Value
------------------                                                  ------------

Large Company Growth Portfolio
Goldman Sachs Group, Inc.                                                $60,655

Large Company Value Portfolio
Bear Stearns Companies, Inc.                                             $61,386
Goldman Sachs Group, Inc.                                               $436,968
JP Morgan Chase & Company                                               $421,152
Lehman Brothers Holdings, Inc.                                          $323,676
Merrill Lynch & Company, Inc.                                           $280,919
Morgan Stanley                                                          $995,196

Small Company Growth Portfolio
NONE

Small Company Value Portfolio
Knight Trading Group, Inc.                                               $40,515

Dow Jones Wilshire 5000 Index Portfolio
Bear Stearns Companies, Inc.                                            $138,630
Friedman, Billings, Ramsey Group, Inc.                                   $28,309
Goldman Sachs Group, Inc.                                               $631,523
Instinet Group, Inc.                                                     $15,075
Jefferies Group, Inc.                                                    $36,252
JP Morgan Chase & Company                                             $1,598,630
Knight Trading Group, Inc.                                                $5,475
Lehman Brothers Holdings, Inc.                                          $366,016
Merrill Lynch & Company, Inc.                                           $660,219
Morgan Stanley                                                          $716,208


The table below discloses the amount of the brokerage commissions paid by the Portfolios for the fiscal year ended December 31, 2004 to firms which provided research services to the Sub-Advisers as well as execution services. As described above, brokerage transactions were directed to such firms based primarily on their ability to provide the best price and execution of such transactions.

        ------------------------------------------------------------------------
        Sub-Adviser   Brokerage Commission    Percentage of Total Brokerage
        -----------   --------------------    -----------------------------
        ------------------------------------------------------------------------
        LA Capital    $514,945                54.2%
        ------------------------------------------------------------------------
        Alliance      $59,230                 6.2%
        ------------------------------------------------------------------------
        GSAM          $106,403                11.2%
        ------------------------------------------------------------------------
        Transamerica  $216,441                22.8%
        ------------------------------------------------------------------------
        NWQ           $32,754                 3.3%
        ------------------------------------------------------------------------
        Kalmar        $4,258                  0.4%
        ------------------------------------------------------------------------
        Pzena         $15,952                 1.6%
        ------------------------------------------------------------------------


No brokerage commissions were paid to PFPC Distributors. There were no spreads or concessions on principal transactions for any such period.

                                 NET ASSET VALUE

The net asset value per share of each class of each Portfolio is calculated as of the close of regular trading on the NYSE, normally 4:00 p.m. (EST), on each day the NYSE is open for trading.


Each Portfolio's investment securities are valued at the closing price, or if a closing price is unavailable, the last sale price on the securities exchange or national securities market on which such securities primarily are traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used.
Securities not listed on an exchange or national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices; bid price is used when no asked price is available. Short-term investments with an original maturity of 60 days or less are carried at amortized cost, which approximates value. Expenses and fees, including advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value of each class of shares of each Portfolio. If the market price of a security is not readily available, Wilshire and the Portfolio's Sub-Adviser(s) will propose an appropriate method of valuation of such security for consideration by the Company's Valuation Committee using methods approved by the Company's Board of Directors. Each such proposed method of valuation, any material change therein, or the continuation of any such method for an extended period of time will be considered and approved at a meeting, in person or by telephone, of the Valuation Committee. At each regularly scheduled quarterly meeting of the Board of Directors, Wilshire and each Sub-Adviser provide to the Board (i) a list of securities held by each Portfolio for which market quotations were not readily available during the previous quarter, (ii) a description of the method used to value each security and any factors considered significant in the determination to use such valuation method and (iii) a representation that, in making a determination as to the appropriate method of valuation, Wilshire, each Sub-Adviser and the Valuation Committee complied with the Company's valuation procedures.


                          PURCHASE OF PORTFOLIO SHARES


The following information supplements and should be read in conjunction with the section in the Prospectus entitled "How to Buy Portfolio Shares." The Company does not have any arrangements with any person to permit frequent purchases and redemptions of Portfolio shares.


The Distributor. PFPC Distributors, located at 760 Moore Road, King of Prussia, PA 19406, serves as the Company's distributor pursuant to a Distribution Agreement which is renewable annually by the Board of Directors. The Distributor sells each Portfolio's shares on a continuous basis as agent, but is not obligated to sell any particular amount of shares. The Distribution Agreement between the Distributor and the Company provides that the Company shall indemnify the Distributor against any liability arising out of any untrue statement of a material fact or any omission of a material fact in the Company's registration statement necessary to make the statements therein misleading, unless such liability results from the Distributor's willful misfeasance, bad faith or negligence in the performance of its duties under the Agreement.

Transactions Through Securities Dealers. Portfolio shares may be purchased and redeemed through securities dealers, which may charge a transaction fee for such services. Some dealers will place the Portfolios' shares in an account with their firm. Dealers also may require that the customer invest more than the $2,500 minimum investment, the customer not request redemption checks to be issued in the customer's name, the customer not purchase fractional shares, or other conditions.

There is no sales or service charge to individual investors by the Company or by the Distributor, although investment dealers, banks and other institutions may make reasonable charges to investors for their services. The services provided and the applicable fees are established by each dealer or other institution acting independently of the Company. The Company understands that these fees may be charged for customer services including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid or income earned to date; provision of periodic account statements showing security and money market positions; and assistance with inquiries related to their investment. Any such fees may be deducted from the investor's account monthly and on smaller accounts could constitute a substantial portion of any distribution by the Portfolios. Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of investors. Investors should be aware that they may purchase shares of the Portfolios directly through the Distributor without any maintenance or service charges, other than those described above.


In-Kind Purchases. Payments for each Portfolio's shares may, at the discretion of the Company, be made in the form of securities which are permissible investments for the Portfolio. For further information about this form of payment, please contact PFPC. Generally, securities which are accepted by the Company as payment for the Portfolio's shares will be valued using the Portfolio's procedures for valuing its own shares at the time the Portfolio's net asset value is next determined after receipt of a properly completed order. All dividends, interest, subscription or other rights pertaining to such securities will become the property of the Portfolio and must be delivered to the Portfolio upon receipt from the issuer. The Company will require that (1) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to the Portfolio and are not subject to any restriction on sale by the Portfolio under the Securities Act of 1933, as amended, or otherwise; and (3) the Portfolio receives such other documentation as the Company may, in its discretion, deem necessary or appropriate. Investors who are subject to Federal taxation may realize a gain or loss for Federal income tax purpose upon such a payment.



                         REDEMPTION OF PORTFOLIO SHARES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "How to Sell Portfolio Shares."

Wire Redemption Privilege. By using this Privilege, the investor authorizes PFPC to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, and reasonably believed by PFPC to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if PFPC receives the redemption request in proper form. Redemption proceeds ($2,500 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to PFPC. This request must be signed by each shareholder, with each signature guaranteed as described below under "Signatures."

Signatures. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed if the amount redeemed exceeds $50,000, if proceeds are to be paid to someone other than the registered holder of shares, or if the investor's address of record has changed within the past 60 days. PFPC has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program (NYSE MSP), the Securities Transfer Agents Medallion Program (STAMP) and the Stock Exchanges Medallion Program (SEMP). Guarantees must be signed by an authorized signatory of the guarantor and "Signature Guaranteed" must appear with the signature. PFPC may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call the telephone number listed on the cover.

Redemption Commitment. The Company reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be readily marketable, to the extent available, and would be valued in the same manner as the Portfolio's investment securities are valued. If the recipient sold such securities, brokerage charges would be incurred.

Suspension of Redemptions. The Company may suspend the right of redemption with respect to any Portfolio or postpone the date of payment (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the shareholders.

New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Rev. Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                              SHAREHOLDER SERVICES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Shareholder Information."

Exchanges. By using the Telephone Exchange Privilege, you authorize PFPC to act on telephonic instructions from any person representing himself or herself to be you and reasonably believed by PFPC to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted.

To establish a personal retirement plan by exchange, shares of the Portfolio being exchanged must have a value of at least the minimum initial investment required for the Portfolio into which the exchange is being made. For Keogh
Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the Portfolios of the Company. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.

The exchange service is available to shareholders resident in any state in which shares of the Portfolios being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

The Company reserves the right to reject any exchange request in whole or in part. The exchange service may be modified or terminated at any time upon notice to shareholders.

Corporate Pension/Profit-Sharing And Personal Retirement Plans. The Company makes available to corporations a variety of prototype pension and profit-sharing plans. In addition, Wilshire makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available. Investors can obtain details on the various plans by calling toll-free: 1-888-200-6796.

The custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

Shares may be purchased in connection with these plans only by direct remittance to the Plan.

The minimum initial investment for corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant is $2,500 with no minimum for subsequent purchases. The minimum initial investment for Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is normally $750, with no minimum for subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250.

You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.

                        DIVIDENDS, DISTRIBUTION AND TAXES


Regulated Investment Companies
The Company's management believes that each Portfolio qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") for the fiscal year ended December 31, 2004 and intends to meet the same qualifications for the fiscal year ended December 31, 2005. Qualification as a regulated investment company relieves the Portfolio from any liability for Federal income taxes to the extent that its earnings are distributed in accordance with the applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


As a regulated investment company, a Portfolio will not be liable for Federal income tax on its income and gains provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the Code requires, among other things, that each Portfolio (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Portfolio's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or two or more issuers which the Company controls and which are determined to be engaged in the same or similar trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses) each taxable year.


Because the Index Portfolio is established in part as an investment for certain insurance variable annuity contracts, the Code imposes additional diversification requirements on the Portfolio. Generally, these requirements are that at each quarter end and for 30 days thereafter no more than 55% of the Portfolio's total assets may be in any one investment, no more than 70% in any two investments, no more than 80% in any three investments, and no more than 90% in any four investments.


A Portfolio generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, a Portfolio must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income and net capital gains (not taking into account any capital gains or losses as an exception) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Portfolio in October, November, or

December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid the excise tax, the Portfolios intend to make timely distributions of their income in compliance with these requirements and anticipate that they will not be subject to the excise tax.

Dividends paid by a Portfolio from ordinary income, and distributions of the Portfolio's net realized short-term capital gains, are taxable to its shareholders as ordinary income. Distributions to corporate shareholders will be eligible for the 70% dividends received deduction, and distributions to individual shareholders will be eligible for taxation at their maximum long-term capital rate, to the extent that the income of the Portfolios is derived from certain dividends. Dividend income earned by a Portfolio will be so eligible only if the Portfolio has satisfied holding period requirements. In addition, a shareholder must meet certain holding period requirements. Within 60 days after the end of its taxable year, each Portfolio will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such provisions of the Code. Net capital gain distributions are not eligible for the dividends received deduction.

Under the Code, any distributions designated as being made from net capital gains are taxable to a Portfolio's shareholders as long-term capital gains, regardless of the holding period of such shareholders. Such distributions of net capital gains will be designated by each Portfolio as a capital gains distribution in a written notice to its shareholders which accompanies the distribution payment. Any loss on the sale of shares held for less than six months will be treated as a long-term capital loss for federal tax purposes to the extent a shareholder receives net capital gain distributions on such shares. The maximum federal income tax rate applicable to long-term capital gains is currently 15% for individual shareholders and 35% for corporate shareholders. Dividends and distributions are taxable as such whether received in cash or reinvested in additional shares of a Portfolio.

Any loss realized on a sale, redemption or exchange of shares of a Portfolio by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

Hedging Transactions
Ordinarily, gains and losses realized from portfolio transactions will be treated as a capital gain or loss. All or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under
Section 1258 of the Code. "Conversion transactions" are defined to include certain futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

Under Section 1256 of the Code, a gain or loss realized by a Portfolio from certain financial futures transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such futures as well as from closing transactions. In addition, any such futures remaining unexercised at the end of the

Portfolio's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Portfolio characterized in the manner described above.

Offsetting positions held by a Portfolio involving financial futures may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code. As such, all or a portion of any short- or long-term capital gain from certain "straddle" and/or conversion transactions may be recharacterized to ordinary income.

If a Portfolio were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as "mixed straddles" if the futures transactions comprising such straddles were governed by Section 1256 of the Code. A Portfolio may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Portfolio may differ. If no election is made, to the extent the straddle rules apply to positions established by a Portfolio, losses realized by the Portfolio will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be recharacterized as short-term capital gain, and as a result of the conversion transaction rules, long-term capital gain may be recharacterized as ordinary income.

Under Section 1259 of the Code, enacted as part of the Taxpayer Relief Act of 1997, a Portfolio will recognize gain if it enters into a futures contract relating to an appreciated direct position in any stock or debt instrument, or if it acquires stock or a debt instrument at a time when the Portfolio has an offsetting appreciated position in the stock or debt instrument. Such transactions are considered to be constructive sales for income tax purposes.

Other Tax Information
The Portfolios may be required to withhold for U.S. federal income taxes 28% of all taxable distributions payable to shareholders who fail to provide the Company with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

The Company may also be subject to state or local taxes in certain states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Company and of shareholders of a Portfolio with respect to distributions by the Portfolio may differ from Federal tax treatment. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisers regarding specific questions as to Federal, state or local taxes.

Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of his or her shares below the cost of his or her investment. Such a dividend or distribution would be a return on investment in an economic sense. In addition, the Code provides that if a shareholder holds shares of the Portfolios for six months or less and has received a long-term capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the long-term capital gain distribution received.


Capital Loss Carry Forwards
On December 31, 2004 the following Portfolios had available for Federal income tax purposes unused capital losses as follows:



              Fund                                                   Expiring December 31,
              ----                                                   ---------------------
                                         2008                2009                 2010              2011            2012
                                         ----                ----                 ----              ----            ----
Large Company Growth                      --              $22,356,080         $38,469,520            --              --
Portfolio
Dow Jones Wilshire                     $343,818           $1,775,025           $8,232,611        $3,810,802      $5,509,772
5000 Index Portfolio


                             PERFORMANCE INFORMATION

For purposes of advertising, performance may be calculated on the basis of average annual total returns and/or total returns of the Portfolios. "Total return" is the change in value of an investment in a Portfolio for a specified period. The "average annual total return" of a Portfolio is the average annual compound rate of return in an investment in the Portfolio assuming the investment has been held for one-, five-, and ten-year periods (or the life of the Portfolio if shorter).

Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management and is also affected by operating expenses, market conditions and the risks associated with a Portfolio's objective and investment policies. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

Comparative performance information may be used from time to time in advertising or marketing the shares of the Portfolios, including data from the Dow Jones Wilshire 5000 Index, Lipper Analytical Services, Inc., the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Morningstar, Inc. and other industry publications.

Average Annual Total Return
From time to time the Portfolios may advertise their total returns for prior periods. A Portfolio's total return is its average annual compounded total return for its most recently completed one, five, and ten-year periods (or the period since the Portfolio's inception). A Portfolio's total return for such a period is computed by determining, through the use of a formula prescribed by the SEC shown below, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Portfolios are assumed to have been reinvested when paid and the maximum sales charge applicable to purchase Portfolio shares is assumed to have been paid. This calculation can be expressed as follows:

                                 P(1 + T)(n) = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). These calculations will reflect the deduction of the maximum sales charges and annual Portfolio operating expenses.

Average Annual Total Return After Taxes on Distributions
Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual total return (after taxes on distributions) by finding the average annual compounded rates of return of a hypothetical investment in a Portfolio over periods of one, five and ten years and since inception (up to the life of the Portfolio), that would equate the initial amount invested to the ending value, according to the following formula:

                                P (1 + T)(n) = ATV(D)

(where P = a hypothetical initial payment of $l,000, T = the average annual total return (after taxes on distributions), n = the number of years, and ATV(D) = the ending value of a hypothetical $1,000 payment made at the beginning of the period (or fractional portion), after taxes on Portfolio distributions but not after taxes on redemption).

Average Annual Total Return After Taxes on Distributions and Redemption Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return of a hypothetical investment in a Portfolio over periods of one, five and ten years and since inception (up to the life of the Portfolio), that would equate the initial amount invested to the ending value, according to the following formula:

                               P (1 + T(n) = ATV(DR)

(where P = a hypothetical initial payment of $l,000, T = the average annual total return (after taxes on distributions and redemption), n = the number of years, and ATV(DR) = the ending value of a hypothetical $1,000 payment made at the beginning of the period (or fractional portion), after taxes on Portfolio distributions and redemption).

Cumulative Total Return
The Portfolios may also quote the cumulative total returns in addition to the average annual total returns. These quotations are computed the same way, except the cumulative total return will be based on the actual return for a specified period rather than on the average return over one, five and ten year periods, or fractional portion thereof.

                                OTHER INFORMATION


The Company is a Maryland corporation organized on July 30, 1992. It currently has five Portfolios - Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, and Dow Jones Wilshire 5000 Index Portfolio -- each of which has several classes of shares. The title of each class of each Portfolio is as follows:

Large Company Growth Portfolio:
         Large Company Growth Portfolio - Investment Class Shares
         Large Company Growth Portfolio - Institutional Class Shares

Large Company Value Portfolio:
         Large Company Value Portfolio - Investment Class Shares
         Large Company Value Portfolio - Institutional Class Shares

Dow Jones Wilshire 5000 Index Portfolio:
         Dow Jones Wilshire 5000 Index Portfolio - Investment Class Shares Dow Jones Wilshire 5000 Index Portfolio - Institutional Class Shares Dow Jones Wilshire 5000 Index Portfolio - Horace Mann Class of Shares Dow Jones Wilshire 5000 Index Portfolio - Qualified Class of Shares

Small Company Growth Portfolio:
         Small Company Growth Portfolio - Investment Class Shares
         Small Company Growth Portfolio - Institutional Class Shares

Small Company Value Portfolio:
         Small Company Value Portfolio - Investment Class Shares
         Small Company Value Portfolio - Institutional Class Shares


Each share of a Portfolio has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares of each class of a Portfolio have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of all series in the matter are identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent accountants and the election of Directors from the separate voting requirements of the Rule. Rule 18f-3 under the 1940 Act makes further provision for the voting rights of each class of shares of an investment company which issues more than one class of voting shares. In particular, Rule 18f-3 provides that each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to the class' arrangement for services and expenses, and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.


The Company will send annual and semi-annual financial statements to all of the Portfolios' shareholders.


                              FINANCIAL STATEMENTS


The Company's audited financial statements for the Portfolios contained in its annual report for the fiscal year ended December 31, 2004 are incorporated into this SAI by reference in their entirety. Such financial statements have been audited by the Company's independent registered public accounting firm, PricewaterhouseCoopers, LLP, whose report thereon appears in such Annual Report. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing.

                           WILSHIRE MUTUAL FUNDS, INC.


                     DOW JONES WILSHIRE 5000 INDEX PORTFOLIO
                 (FORMERLY, THE "WILSHIRE 5000 INDEX PORTFOLIO")


                             QUALIFIED CLASS SHARES


                       STATEMENT OF ADDITIONAL INFORMATION
                         (HTTP://WWW.WILSHIREFUNDS.COM)

                                   MAY 2, 2005

This Statement of Additional Information ("SAI") provides supplementary information for the Qualified Class Shares of the Dow Jones Wilshire 5000 Index Portfolio (formerly the "Wilshire 5000 Index Portfolio") (the "Portfolio") of Wilshire Mutual Funds, Inc. (the "Company").

This SAI is not a prospectus. It should be read in conjunction with the Prospectus for the Qualified Class Shares of the Portfolio dated May 2, 2005 and is incorporated by reference in its entirety into the Prospectus. The financial statements contained in the Portfolio's Annual Report for the fiscal year ended December 31, 2004 are incorporated by reference into this SAI. You can obtain free copies of the Prospectus and Annual Report by contacting us at Wilshire Mutual Funds, Inc., c/o PFPC Inc., P.O. Box 9807, Providence, RI 02940, or calling 1-888-200-6796.


TABLE OF CONTENTS


The Portfolio..................................................................2
Investment Policies and Risks..................................................2
Disclosure of Portfolio Holdings ..............................................8
Investment Restrictions........................................................9
Directors and Officers........................................................10
Principal Holders of Securities...............................................13
Investment Advisory and Other Services........................................14
Code of Ethics................................................................22
Proxy Voting Policy and Procedures............................................23
Portfolio Transactions........................................................25
Net Asset Value...............................................................26
Purchase and Redemption of Shares.............................................27
Dividends, Distributions and Taxes............................................28
Performance Information.......................................................32
Other Information.............................................................33
Financial Statements..........................................................34

                                  THE PORTFOLIO

The Company is a diversified, open-end investment management company that currently offers Shares of a number of series and classes, including Qualified Class Shares of the Portfolio. The Company also offers other classes of shares of the Portfolio in separate prospectuses and statements of additional information. Wilshire Associates Incorporated ("Wilshire") is the investment adviser for the Portfolio and Los Angeles Capital Management and Equity Research ("LA Capital") serves as the sub-adviser for the Portfolio. Terms not defined in this SAI have meanings assigned to them in the Prospectus.


You cannot invest in Qualified Class Shares directly. Instead, you can participate through a variable annuity contract ("Contract") purchased by your employer from an insurance company ("Insurer") with which the Portfolio has entered into an agreement. Most often employers enter into these Contracts so they can offer their employees a way to save for retirement. Retirement plans sponsored by employers may be entitled to tax benefits to which individual retirement plans may not be entitled. These tax benefits are fully explained in your employer's Contract disclosure document. Once you are invested in Qualified Class Shares of the Portfolio, you participate in Portfolio earnings or losses in proportion to the amount of money you invest. Depending on your employer's Contract, if you withdraw your money before retirement, you may incur charges and additional tax liabilities. However, to save for retirement, you generally should let your investments and their earnings build. At retirement, you may withdraw all or a portion of your money, leave it in the account until you need it, or start receiving annuity payments. At a certain age you may be required to begin withdrawals. Holders of Contracts ("Contract Owners") should consider their investment objectives and tolerance for risk when making an investment decision. The Portfolio's net asset value is not fixed and should be expected to fluctuate. You should consider the Portfolio as a supplement to an overall investment program and should invest only if you are willing to undertake the risks involved.


                          INVESTMENT POLICIES AND RISKS

The Portfolio may invest in the investments described below:

U.S. GOVERNMENT SECURITIES. The Portfolio may purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which include U.S. Treasury securities of various interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the Treasury, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, or by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.


MONEY MARKET INSTRUMENTS. The Portfolio may invest in money market instruments, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

A certificate of deposit is a negotiable certificate requiring a bank to repay funds deposited with it for a specified period of time.

A time deposit is a non-negotiable deposit maintained in a banking institution for a specified period of time at a stated interest rate. The Portfolio will only invest in time deposits of domestic banks that have total assets in excess of one billion dollars. Time deposits held by the Portfolio will not benefit from insurance administered by the Federal Deposit Insurance Corporation.

A bankers' acceptance is a credit instrument requiring a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations in which the Portfolio may invest may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

With respect to such securities issued by foreign branches and subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Portfolio may be subject to additional investment risks that are different in some respects from those incurred by the Portfolio which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, possible seizure or nationalization of foreign deposits, the possible imposition of foreign withholding taxes on interest income, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thus determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. A repurchase agreement involves risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. The Company's custodian or sub-custodian will hold in a segregated account the securities acquired by the Portfolio under a repurchase agreement. Repurchase agreements are considered, under the Investment Company Act of 1940, as amended (the "1940 Act"), to be loans by the Portfolio. To try to reduce the risk of loss on a repurchase agreement, the Portfolios will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, only with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with the custodian or sub-custodian if the value of the securities purchased decreases below the repurchase price.


LENDING PORTFOLIO SECURITIES. The Portfolio may seek additional income by lending its securities on a short-term basis to banks, brokers and dealers. The Portfolio may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Company and acting as a "placing broker."

The Securities and Exchange Commission (the "SEC") currently requires that the following lending conditions must be met: (1) the Portfolio must receive at least 100% collateral from the borrower (cash, U.S. Government securities, or irrevocable bank letters of credit); (2) the borrower must increase the collateral whenever the market value of the loaned securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the

Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company's Board of Directors must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.


Even though loans of portfolio securities are collateralized, a risk of loss exists if an institution that borrows securities from the Portfolio breaches its agreement with the Portfolio and the Portfolio is delayed or prevented from recovering the collateral.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS. Each Portfolio may invest in commercial paper and other short-term corporate obligations.
Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. The commercial paper purchased by a Portfolio will consist only of direct obligations which, at the time of their purchase, are:
(a) rated at least Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Ratings Group or F-1 by Fitch Investors Service, L.P.; (b) issued by companies having an outstanding unsecured debt issue rated at least Aa3 by Moody's Investors Service, Inc. or AA- by Standard & Poor's Ratings Group or Fitch Investors Service, L.P.; or (c) if unrated, determined by LA Capital to be of comparable quality.

These instruments include variable amount master demand notes, which are obligations that permit the Portfolio to invest at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, LA Capital will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth above for other commercial paper issuers.


DERIVATIVES. The Portfolio may invest, to a limited extent, in "derivatives." These are financial instruments which derive their performance at least in part, from the performance of an underlying asset, index or interest rate. The derivatives the Portfolio may use are currently comprised of stock index futures and options. The Portfolio may invest in derivatives for a variety of reasons, including to hedge against certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Portfolio to invest than "traditional" securities.


Although the Portfolio does not currently intend to invest in derivatives, it reserves the right to do so in the future. Normally, less than 5% of the Portfolio's net assets would be invested in derivatives.

Derivatives permit the Portfolio to increase, decrease or change the level of risk to which its securities are exposed in much the same way as the Portfolio can increase, decrease or change the risk of its investments by making investments in specific securities. However, derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the Portfolio as a whole. Under certain market conditions, they can increase the volatility of the Portfolio's net asset value, decrease the liquidity of the Portfolio's investments and make more difficult the accurate pricing of the Portfolio's shares.

In addition, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Portfolio's performance. If the Portfolio invests in derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. The Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.


When required by the SEC, the Portfolio will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of derivatives. To maintain this required cover, the Portfolio may have to sell portfolio securities at disadvantageous prices or times. Derivatives may be purchased on established exchanges ("exchange-traded" derivatives) or through privately negotiated transactions ("over-the-counter" derivatives). Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative transaction bears the risk that the counterparty will default. Accordingly, LA Capital will consider the creditworthiness of counterparties to over-the-counter derivative transactions in the same manner as it would review the credit quality of a security to be purchased by the Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.


FUTURES TRANSACTIONS. The Portfolio may enter into futures contracts on particular securities or stock indices in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. A futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.


Engaging in these transactions involves risk of loss to the Portfolio which could affect the value of the Portfolio's net assets adversely. Although the Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance exists that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

Successful use of futures by the Portfolio also is subject to the ability of LA Capital to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if the Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.


Pursuant to regulations and published positions of the SEC, the Portfolio may be required to segregate cash or liquid assets in connection with its futures transactions in an amount generally equal to the value of the contract. The segregation of such assets will have the effect of limiting the Portfolio's ability otherwise to invest those assets.

Pursuant to Rule 4.5 under the Commodity Exchange Act, the Company has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" and is not subject to registration or regulation as a commodity pool operator under the Act.


OPTIONS. The Portfolio may write covered call options, buy put options, buy call options and write secured put options on particular securities or securities indices such as the Dow Jones Wilshire 5000 Index or the S&P 500 Index. Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.


Options on stock indices are similar to options on specific securities, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to deliver this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stock.


OTHER DERIVATIVES. The Portfolio may take advantage of opportunities in the area of futures contracts and any other derivatives which presently are not contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio.

Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure in its prospectus or SAI.

FOREIGN SECURITIES. The Portfolio may include securities of the foreign issuers that trade on U.S. exchanges. These investments may include American Depository Receipts ("ADRs"). ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of the Portfolio's investment policies, investments in ADRs will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted. Investments in foreign securities have additional risks, including future political and economic developments, possible imposition of withholding taxes on income payable on the securities, the possible establishment of currency exchange controls, adoption of other foreign governmental restrictions and possible seizure or nationalization of foreign assets.


PREFERRED STOCK. The Portfolio may invest up to 5% of its assets in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

CONVERTIBLE SECURITIES. The Portfolio may invest up to 5% of its assets in convertible securities when its appears to LA Capital that it may not be prudent to be fully invested in common stocks. In evaluating a convertible security, LA Capital places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. Convertible securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuers convertible at stated exchange rates into common stock of the issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

WARRANTS AND RIGHTS. The Portfolio may invest up to 5% of its assets in warrants and rights. Warrants are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but generally are shorter in duration and are distributed by the issuer directly to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights to the assets of the issuer.


                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Directors of the Company has adopted a Dissemination of Portfolio Information Policy (the "Policy") regarding the disclosure by Wilshire and the Sub-Advisers of information about the portfolio holdings and characteristics of each portfolio of the Company. Pursuant to the Policy, such information may be made available to the general public by posting on the Company's website on the first business day following the 20th calendar day after each month end. Other than such disclosure, no portfolio holdings information may be disclosed to any third party except for the following disclosures: (a) to the Company's administrator, custodian, legal counsel, independent registered public accounting firm and other service providers to enable them to fulfill their responsibilities to the Company; (b) to the Company's Board of Directors; (c) to third parties (e.g., broker-dealers) for the purpose of analyzing or trading portfolio securities; (d) to rating agencies and companies that collect and maintain information about mutual funds, subject to confidentiality requirements; (e) as required by law, including in regulatory filings with the SEC; (f) to shareholders of the Company and others, provided such information is publicly available (e.g., posted on the Company's internet website or included in a regulatory filing); (g) to third parties for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of Portfolio assets and to minimize impact on remaining Portfolio shareholders; or (h) as approved by the Chief Compliance Officer of the Company (the "CCO"). Any disclosure made pursuant to item (h) above will be reported to the Board at its next quarterly meeting.

As of April 27, 2005, the Company, Wilshire and/or the sub-advisers have ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Company: (i) the Company's administrator and custodian pursuant to fund accounting and custody agreements, respectively, under which the Company's portfolio holdings information is provided daily on a real-time basis; (ii) Institutional Shareholder Services, Glass, Lewis & Co. and Investor Responsibility Research Center, Inc., pursuant to proxy voting agreements under which the portfolio holdings information of certain portfolios is provided daily, on a real-time basis; and (iii) the Company's independent registered public accounting firm and legal counsel to whom the Company provides portfolio holdings information as needed with no lag time.

The release of information is subject to confidentiality requirements. None of the Company, Wilshire, the sub-advisers or any other person receives compensation or any other consideration in connection with such arrangements (other than the compensation paid by the Company to such entities for the services provided by them to the Company). In the event of a conflict between the interests of Portfolio shareholders and those of the Company, Wilshire, the Company's principal underwriter, or any of their affiliated persons, the CCO will make a determination in the best interests of the Company's shareholders, and will report such determination to the Board of Directors at the end of the quarter in which such determination was made.

                             INVESTMENT RESTRICTIONS

The investment restrictions described below are fundamental policies of the Portfolio and cannot be changed without the approval of a majority of the Portfolio's outstanding voting shares (as defined by the 1940 Act). All percentage limitations apply only at the time of the transaction. Subsequent changes in value or in the Portfolio's total assets will not result in a violation of the percentage limitations. The Portfolio may not:

1. Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

2. Purchase, hold or deal in real estate or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.


3. Borrow money, except for temporary or emergency (not leveraging) purposes in an amount up to 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. When borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments. For purposes of this investment restriction, the entry into options, forward contracts, or futures contracts, including those relating to indices and options on futures contracts or indices, will not constitute borrowing.


4. Make loans to others, except through the purchase of debt obligations and entry into repurchase agreements. However, the Portfolio may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets, including collateral received for such loans. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board of Directors.

5. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

6. Invest more than 25% of its assets in the securities of issuers in any single industry, provided there will be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

7. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

8. With respect to 75% of the Portfolio's assets, hold more than 10% of the outstanding voting securities of any single issuer.

9. Issue any senior security (as defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in investment restrictions No. 1 and 3 may be deemed to give rise to a senior security.


The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Company's Board of Directors. The Portfolio may not:


1. Invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.


2. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Portfolio's net assets would be so invested.


3. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or those received as part of a merger or consolidation.

                             DIRECTORS AND OFFICERS

The Board of Directors has responsibility for the overall management and operations of the Company. The Board establishes the Company's policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company.


Set forth below are the names of the Directors and executive officers of the Company, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other public company directorships held by them.

----------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF
                                                                            PORTFOLIOS
     NAME, AGE,          TERM OF                                             IN FUND
   ADDRESS(1) AND     OFFICE(2) AND                                          COMPLEX            OTHER TRUSTEESHIPS/
  POSITION(S) WITH      LENGTH OF           PRINCIPAL OCCUPATION(S)        OVERSEEN BY             DIRECTORSHIPS
    THE COMPANY        TIME SERVED            DURING PAST 5 YEARS            DIRECTOR             HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
                                 DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE COMPANY
----------------------------------------------------------------------------------------------------------------------------
DeWitt F. Bowman        Since 1996    Principal, 2/94-present, Pension         Five      Director, 10/03-present, Sycuan
(73)                                  Investment Consulting (pension                     Funds; Director, 5/00-present,
Director                              consulting firm); Treasurer,                       Forward Funds; Trustee,
                                      10/00-6/01, University of                          5/98-present, PCG Private Equity
                                      California Regents Investment                      Fund; Trustee, 5/95-present,
                                      Management.                                        Brandes Institutional
                                                                                         International Fund (registered
                                                                                         investment companies).  Director,
                                                                                         2/03-present, RREEF America REIT
                                                                                         III; Director, 5/94-present,
                                                                                         RREEF America REIT (real estate
                                                                                         investment trusts); Trustee,
                                                                                         3/94-present, Pacific Gas &
                                                                                         Electric Nuclear Decommissioning
                                                                                         Trust (trust fund for
                                                                                         decommissioning nuclear power
                                                                                         plants).

----------------------------------------------------------------------------------------------------------------------------
Cynthia A. Hargadon     Since 1998    Chief Investment Officer, 5/03 -      Twelve(3)    Trustee, 10/04-present, Wilshire
(49)                                  present, North Point Advisors                      Variable Insurance Trust;
Chairman of the                       (Investment Management Consulting                  Trustee, 1992-present, America
Board of Directors                    Firm); Senior Consultant, 5/02-                    Investment Trust (registered
                                      4/03, SPG & Associates (consulting                 investment company).
                                      firm); President, 5/00-5/02,
                                      Potomac Asset Management; Director
                                      of Investments, 7/98-5/00,
                                      National Automobile Dealers
                                      Association; President,
                                      11/96-7/98, Stable Value
                                      Investment Association.

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Anne L. Wexler          Since 1996    Chairman, 1/81-present, Wexler           Five      Director, 8/94-present, Dreyfus
(74)                                  Walker Public Policy (government                   Florida Intermediate Municipal
Director                              relations firm).                                   Bond Fund, Dreyfus Florida
                                                                                         Municipal Money Market Fund,
                                                                                         Dreyfus Global Growth, LP,
                                                                                         Dreyfus Investors GNMA Fund,
                                                                                         Dreyfus New Jersey Municipal Bond
                                                                                         Fund, Inc., Dreyfus New York
                                                                                         Insured Tax Exempt Bond Fund,
                                                                                         Dreyfus Strategies Growth LP,
                                                                                         Dreyfus 100% US Treasury
                                                                                         Intermediate Term Fund, Dreyfus
                                                                                         100% US Treasury Long Term Fund,
                                                                                         Dreyfus 100% US Treasury Money
                                                                                         Market Fund, Dreyfus 100% US
                                                                                         Treasury Short Term Fund;
                                                                                         5/91-present; Director, Premier
                                                                                         Global Investing, Inc., Director,
                                                                                         8/91 - present, Dreyfus Edison
                                                                                         Electrical Fund, Inc., Dreyfus
                                                                                         Life and Annuity Index Fund,
                                                                                         Inc., Peoples Index Fund, Inc.;
                                                                                         Director, 6/91-present, Peoples
                                                                                         S&P Midcap Index Fund, Inc.
                                                                                         (registered investment
                                                                                         companies).  Director,
                                                                                         01/01-present, Methanex Corp.
                                                                                         (methanol producer).

----------------------------------------------------------------------------------------------------------------------------
                                   DIRECTORS WHO ARE "INTERESTED PERSONS" OF THE COMPANY
----------------------------------------------------------------------------------------------------------------------------
Lawrence E. Davanzo     Since 2005    Senior Managing Director,                Five      None
(51)                                  10/04-present, Wilshire
Director and                          Associates, Inc.; Managing
President (4)                         Director, 8/04-10/04, Guggenheim
                                      Partners; independent investor,
                                      8/01-8/04; President, 2/00-8/01,
                                      InvestorForce Securities; Managing
                                      Director and Founder, 2/91-2/00,
                                      Asset Strategy Consultants
                                      (investment consulting firm).

----------------------------------------------------------------------------------------------------------------------------
                                              OFFICERS WHO ARE NOT DIRECTORS
----------------------------------------------------------------------------------------------------------------------------
Helen E. Webb           Since 2004    Chief Compliance Officer,                N/A       N/A
(37)                                  10/04-present and Secretary,
Chief Compliance                      2/04-present, Wilshire Mutual
Officer and                           Funds, Inc.; Vice President,
Secretary                             2/03-present, Wilshire Associates,
                                      Inc.; Associate Director,
                                      4/01-2/03, First Quadrant LP;
                                      Associate Director/Compliance
                                      Officer, 9/96-4/01, First Quadrant
                                      Limited, London.

----------------------------------------------------------------------------------------------------------------------------
Alex I. Chaloff         Since 2004    Treasurer, 9/04-present, Wilshire        N/A       N/A
(33)                                  Mutual Funds, Inc.; Managing
Treasurer                             Director, 12/04-present, Wilshire
                                      Associates, Inc.; Vice President,
                                      12/02-12/04, Wilshire Associates,
                                      Inc.; Senior Associate,
                                      7/01-12/02, Wilshire Associates,
                                      Inc.; Director of Product
                                      Development, 1/00-7/01, Investec
                                      Asset Management.

----------------------------------------------------------------------------------------------------------------------------

(1) Each Director may be contacted by writing to the Company, c/o Wilshire Associates Incorporated, 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401-1085.

(2) Directors and officers hold office until they resign or their successors have been elected and qualified.

(3) Ms. Hargadon serves as a Director of the Company and of Wilshire Variable Insurance Trust, a registered investment company for which Wilshire provides investment advisory services. Wilshire Variable Insurance Trust is comprised of seven separate investment portfolios.

(4) Mr. Davanzo is an "interested" Director of the Company, as defined by the 1940 Act, by reason of his position with Wilshire.

COMMITTEES


The Board has an Audit Committee, comprised solely of persons who are not considered "interested persons" of the Company within the meaning of the 1940 Act (the "Independent Directors"). DeWitt F. Bowman, Cynthia A. Hargadon and Anne L. Wexler are the current members. The Audit Committee approves and recommends to the Board of Directors the selection, retention, compensation, or termination of the Company's independent registered public accounting firm (the "Auditors"), pre-approves all audit and permitted non-audit services provided by the Auditors to the Company, reviews with the Auditors the plan and results of the audit engagement and matters having a material effect on the Portfolios' financial operations, and serves as the Company's Qualified Legal Compliance Committee. During the 12 months ended December 31, 2004, there were two meetings of the Audit Committee. The Board of Directors has designated DeWitt F. Bowman as the Company's "audit committee financial expert," based on the Board's review of his qualifications.

The Board has a Nominating and Governance Committee comprised solely of Independent Directors. Dewitt F. Bowman, Cynthia A. Hargadon and Anne L. Wexler are the current members. The Committee is responsible for the selection and nomination of candidates to serve as Directors and periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the Board of Directors. During the 12 months ended December 31, 2004, there were no meetings of the Committee.

The Nominating and Governance Committee will consider candidates for director nominated by shareholders. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Company's Secretary for the attention of the Chairman of the Committee.


SECURITY AND OTHER INTERESTS


The  following   table  sets  forth  the  dollar  range  of  equity   securities
beneficially owned by each Director in the Company as of December 31, 2004.

DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE COMPANY

                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                  SECURITIES IN ALL REGISTERED
                                                                  INVESTMENT COMPANIES OVERSEEN BY
                           DOLLAR RANGE OF EQUITY SECURITIES      DIRECTOR WITHIN THE FAMILY OF
NAME OF DIRECTOR           IN EACH PORTFOLIO OF THE COMPANY       INVESTMENT COMPANIES
-----------------------------------------------------------------------------------------------------
DeWitt F. Bowman           None                                   None
Cynthia A. Hargadon        None                                   None
Anne L. Wexler             None                                   None

DIRECTOR WHO IS AN "INTERESTED PERSON" OF THE COMPANY

                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                  SECURITIES IN ALL REGISTERED
                                                                  INVESTMENT COMPANIES OVERSEEN BY
                          DOLLAR RANGE OF EQUITY SECURITIES       DIRECTOR WITHIN THE FAMILY OF
NAME OF DIRECTOR          IN EACH PORTFOLIO OF THE COMPANY        INVESTMENT COMPANIES
-----------------------------------------------------------------------------------------------------
Lawrence E. Davanzo       None                                    None

As of December 31, 2004, none of the Independent Directors, or any of their immediate family members owned, beneficially or of record, any securities in Wilshire, LA Capital or PFPC Distributors, Inc. ("PFPC Distributors"), distributor of the Company, or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Wilshire, LA Capital or PFPC Distributors.


COMPENSATION


The table below sets forth the compensation paid to the Directors of the Company for the 12 months ended December 31, 2004. The Company does not compensate the "interested" Director or any of the officers for the services they provide.

DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE COMPANY

                                            PENSION OR                             TOTAL COMPENSATION
                         AGGREGATE      RETIREMENT BENEFITS    ESTIMATED ANNUAL     FROM COMPANY AND
                        COMPENSATION    ACCRUED AS PART OF      BENEFITS UPON      FUND COMPLEX PAID
   NAME OF DIRECTOR     FROM COMPANY       FUND EXPENSES          RETIREMENT         TO DIRECTORS*
------------------------------------------------------------------------------------------------------
DeWitt F. Bowman          $15,500               $0                    $0                $15,500
Cynthia A. Hargadon       $15,500               $0                    $0                $15,500
Anne L. Wexler            $15,500               $0                    $0                $15,500


* This is the total amount compensated to the Director for his or her service on the Company's Board and the board of any other investment company in the fund complex. "Fund complex" means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers.

                         PRINCIPAL HOLDERS OF SECURITIES


Listed below are the names and addresses of those shareholders who owned of record 5% or more of the outstanding Qualified Class of shares of the Portfolio as of March 31, 2005. The Company has no information regarding the beneficial ownership of the shares. Shareholders who have the power to vote a large percentage of shares of the Portfolio may be in a position to control the portfolio and determine the outcome of a shareholder meeting. A shareholder who owns, directly or indirectly, 25% or more of the Portfolio's voting securities may be deemed a "control person," as defined by the 1940 Act. As of March 31, 2005, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of the Portfolio.


           SHAREHOLDER                                 PERCENTAGE OWNED
           -----------                                 ----------------

Nationwide Life Insurance Company of America                 100%
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER AND SUB-ADVISER


Wilshire is the investment adviser to the Portfolio pursuant to an Investment Advisory Agreement dated April 1, 2002 (the "Advisory Agreement"). LA Capital is the sub-adviser to the Portfolio pursuant to a sub-advisory agreement between Wilshire and LA Capital dated April 1, 2002, subject to the supervision of the Board of Directors and Wilshire.


INVESTMENT ADVISORY AGREEMENT AND FEES


Under the Advisory Agreement, Wilshire may charge annual fees of up to 0.10% of the average daily net assets of the Portfolio. All advisory fees are accrued daily. For the fiscal year ended August 31, 2002, the fiscal period of September 1, 2002 to December 31, 2002 and the fiscal years ended December 31, 2003 and 2004, the advisory fee for the Portfolio payable to Wilshire, the reductions attributable to voluntary fee waivers, the net fees paid with respect to the Portfolio, and the corresponding percentages of net assets (net of waivers) were as follows:

                     ADVISORY FEE PAYABLE     REDUCTION IN FEE     NET FEE PAID      % OF AVERAGE
                                                                                     NET ASSETS
2002                 $109,045                 $41,771              $ 67,274          0.06%
9/1/02-12/31/02*     $ 27,468                 $    0               $ 27,468          0.10%
2003                 $104,876                 $    0               $104,876          0.10%
2004                 $147,654                 $    0               $147,654          0.10%


* The Portfolio changed its fiscal year end from August 31 to December 31 effective December 31, 2002.

The Advisory Agreement provides that Wilshire will act as the investment adviser to the Portfolio, and may recommend to the Board of Directors one or more sub-advisers to manage the Portfolio or portions thereof. Upon appointment of a sub-adviser, Wilshire will review, monitor and report to the Board regarding the performance and investment procedures of the sub-adviser, and assist and consult the sub-adviser in connection with the investment program of the Portfolio.

The Advisory Agreement provides that Wilshire shall exercise its best judgment in rendering the services to be provided to the Portfolio under the Advisory Agreement. Wilshire is not liable under the Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by the Portfolio. Wilshire is not protected, however, against any liability to the Portfolio or its shareholders to which Wilshire would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Advisory Agreement, or by reason of Wilshire's reckless disregard of its obligations and duties under the Advisory Agreement.


The Advisory Agreement will continue in force until February 24, 2006, unless sooner terminated as provided in certain provisions contained in the Advisory Agreement. It is terminable with respect to the Portfolio without penalty on 60 days' notice by the Company's Board of Directors, by vote of a majority of the Portfolio's outstanding shares (as defined in the 1940 Act), or on at least 90 days' notice by Wilshire. The Advisory Agreement terminates in the event of its assignment (as defined in the 1940 Act).

INVESTMENT SUB-ADVISORY AGREEMENTS AND FEES

Under the Sub-Advisory Agreement, the fees payable to LA Capital with respect to the Portfolio will be paid exclusively by Wilshire and not directly by the stockholders of the Portfolio. For the fiscal period ended August 31, 2002, the fiscal period September 1, 2002 to December 31, 2002 and the fiscal years ended December 31, 2003 and 2004, the sub-advisory fees paid to LA Capital by Wilshire with respect to the Portfolio and the corresponding percentages of net assets were as follows:

                               SUB-ADVISORY
                                 FEE PAID         % OF AVERAGE NET ASSETS
         2002                      $324                    0.05%
         9/1/02-12/31/02*          $233                    0.05%
         2003                     $1,374                   0.05%
         2004                     $1,217                   0.05%


* The Portfolio changed its fiscal year end from August 31 to December 31 effective December 31, 2002.

LA Capital is an independent contractor and may act as an investment adviser to other clients. Wilshire may retain one or more other sub-advisers with respect to any portion of the assets of the Portfolio other than the portion to be managed by LA Capital.

LA Capital will not be liable to Wilshire, the Company or any stockholder of the Company for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by LA Capital of its duties, except for liability resulting from willful misfeasance, bad faith, negligence or reckless disregard of its obligations. LA Capital will indemnify and defend Wilshire, the Company, and their representative officers, directors, employees and any person who controls Wilshire for any loss or expense arising out of or in connection with any claim, demand, action, suit or proceeding relating to any material misstatement or omission in the Company's registration statement, any proxy statement, or any communication to current or prospective investors in the Portfolio, if such misstatement or omission was made in reliance upon and in conformity with written information furnished by LA Capital to Wilshire or the Portfolio. Any claim or controversy arising out of or relating to the Sub-Advisory Agreement which is not settled by agreement of the parties will be settled by arbitration.


The Sub-Advisory Agreement will continue in force unless sooner terminated as provided in the Sub-Advisory Agreement, so as long it is specifically approved for the Portfolio at least annually in the manner required by the 1940 Act.


PORTFOLIO MANAGER


The following paragraphs provide certain information with respect to the portfolio manager of the Portfolio as identified in the Prospectus and the material conflicts of interest that may arise in connection with his management of the investments of the Portfolio, on the one hand, and the investments of other client accounts for which he may have primary responsibility. Certain other potential conflicts of interest with respect to personal trading and proxy voting are discussed below under "Code of Ethics" and "Proxy Voting Policy and Procedures."

LA CAPITAL. LA Capital manages the Portfolio. Thomas D. Stevens, LA Capital's president, is the primary portfolio manager for the Portfolio. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by Mr. Stevens, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2004:

THOMAS D. STEVENS

                              TOTAL                        # OF ACCOUNTS     TOTAL ASSETS WITH
                              # OF                         MANAGED WITH      PERFORMANCE-BASED
                             ACCOUNTS     TOTAL ASSETS   PERFORMANCE-BASED      ADVISORY FEE
   TYPE OF ACCOUNTS          MANAGED       (MILLIONS)       ADVISORY FEE         (MILLIONS)
   ----------------          -------       ----------       ------------         ----------
Registered Investment
Companies:                      7            $  454                0                $  0

Other Pooled Investment
Vehicles:                       0            $    0                0                $  0

Other Accounts:                26            $2,673                2                $437

As of December 31, 2004, LA Capital managed 33 portfolios, most of which have minimal overlap with other accounts with respect to investment mandates, and which use over 20 different benchmarks. Although certain of its accounts may have common benchmarks, the accounts typically have different risk profiles, cost budgets, or alpha targets, which result in differing investment portfolios.

While each client account is managed individually, LA Capital does purchase and/or sell the same securities for many accounts. When possible, the firm aggregates client purchases and sales in the same securities. Each client in an aggregated transaction receives the same execution price per share, which reflects an average of prices if the order is executed in multiple trades, and is charged a pro rata share of the total commission charge. However, where a client has directed that a specific broker be used to execute transactions, such transactions may not be aggregated with other orders entered at the same time in the same security, with the result that commission rates and execution prices for such client may differ from those obtained on the aggregated transaction. In general, an aggregated transaction may enable the firm to obtain a discounted commission charge and a more favorable execution price. If an executing broker is unable to fill an aggregated transaction completely and only partially completes the aggregated trade, LA Capital allocates the partially filled transaction to clients participating in the aggregated transaction on a pro-rata basis, subject to adjustments for additional factors, including the cash availability within individual accounts and the maintenance of appropriate portfolio sector weightings. Since clients have different investment strategies and objectives, LA Capital may purchase or hold a security for one client, and sell the same security for another client. In general, however, LA Capital believes that there are no significant conflicts resulting from various client accounts owning or trading the same securities. LA Capital seeks to mitigate liquidity problems by executing trades in highly liquid tranches. An account rebalance my take up to two or three days to complete.

LA Capital's portfolio managers, including Mr. Stevens, are the majority owners of the firm and are compensated based on the firm's profits rather than on performance of particular accounts. Mr. Stevens' compensation consists of a base salary, profit sharing and distribution of the firm's profits, which vest over a period of five years. Mr. Stevens manages two accounts with performance fee arrangements which, depending upon performance, may increase the revenues of the firm.

Mr. Stevens does not own shares of any of the Portfolio.

BOARD APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

The Advisory and Sub-Advisory Agreements have one-year terms expiring on the dates indicated below. Each Agreement is renewable thereafter by the Board of Directors in accordance with the requirements of the 1940 Act.

In meeting annually to determine whether to renew the Advisory and Sub-Advisory Agreements, the Board of Directors evaluates information provided by Wilshire and LA Capital in connection with the meeting in accordance with Section 15(c) of the 1940 Act as well as information provided at other Board meetings.

The information below summarizes the Board's considerations in connection with its last renewal of each of the Agreements. In deciding to renew the Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such renewal. In considering these matters, the Directors were advised with respect to relevant legal standards by counsel independent of Wilshire. The Independent Directors discussed the continuance of the Agreements with management and in a private session with counsel at which no representatives of Wilshire or LA Capital were present. Board approvals were confirmed by the separate vote of the Independent Directors.

The current terms of the Advisory and the Sub-Advisory Agreements expire in June, 2005. At its February 24, 2005 meeting, the Board considered a number of factors in recommending renewal of the Agreements, including (1) the nature, extent and quality of services furnished by Wilshire and LA Capital; (2) the investment performance of each portfolio of the Company, including the Portfolio, compared to relevant market indices and the performance of peer groups of investment companies pursuing broadly similar strategies; (3) the advisory fees and other expenses that would be paid by each portfolio of the Company, including the Portfolio, compared to those of similar funds managed by other investment advisers, and the profitability to each of Wilshire and LA Capital of its investment advisory relationship with the portfolios of the Company, including the Portfolio; and (4) the extent to which economies of scale would be realized as the portfolios of the Company, including the Portfolio, grow.

WILSHIRE. In considering renewal of the Advisory Agreement with Wilshire, the Board concluded that the portfolios of the Company had satisfactorily met their investment objectives. The Board determined that generally the portfolios had performed well compared to their peer groups, noting that the Portfolio had performed better than 50% of its peer group for the one-, three- and five-year periods ended December 31, 2004.

The Board also considered that as a "manager of managers," Wilshire had been very active in the past year in researching, identifying and recommending sub-advisers to the Board, noting that Wilshire had recommended, and the Board had approved, a number of new sub-advisers since the Board's last annual renewal of the Advisory Agreement. The Board also noted that as a result of Wilshire's active monitoring of the portfolios' sub-advisers, Wilshire had recommended, and the Board had approved, the termination and replacement of two sub-advisers during the past year. In reviewing the quality of services provided to the portfolios, the Board also considered a variety of other matters, including Wilshire's regulatory compliance procedures, the overall high quality and depth of Wilshire's organization in general and of the individuals providing services to the portfolios, and Wilshire's substantial experience in researching, selecting and monitoring investment management organizations.

In reviewing the total expenses borne by each of the portfolios, the Board observed that the total expense ratio for each of the portfolios was lower than or close to the average expense ratio of funds in its peer group, noting that the Portfolio's total expense ratio was significantly lower than that of its peer group. With respect to Wilshire's advisory fees, the Board noted that the fees charged by Wilshire to the Portfolio are significantly lower than the fees charged by Wilshire to its institutional clients. The Board also noted that although the fees charged by Wilshire to the other portfolios of the Company are greater than the standard fees charged by Wilshire to its institutional clients, Wilshire performs certain compliance services for the portfolios, in addition to investment advisory services, which are not required by its other institutional clients, and that Wilshire had voluntarily agreed to waive fees with respect to certain other portfolios of the Company. The Board also noted its determination in previous annual reviews that Wilshire's fees were fair and reasonable compensation for the services provided by Wilshire and were competitive with fees paid by other similar mutual funds to high quality managers, and that Wilshire pays the portfolios' sub-advisory fees to the various sub-advisers. The Board concluded that although it believed Wilshire's fees continued to be fair and reasonable, it should review updated information at its next quarterly meeting regarding the advisory fees charged to similar funds managed by other investment advisers.

The Board also considered information regarding the profitability of Wilshire's investment advisory relationship with the portfolios that is presented by Wilshire to the Board on a quarterly basis, and that Wilshire and its affiliates received no benefits other than investment advisory fees as a result of its relationship with the portfolios, except the intangible benefits of the favorable publicity arising in connection with the portfolios' performance and the reimbursement of certain marketing and conference expenses through the portfolios' Rule 12b-1 Service and Distribution Plan.

Because of the current asset size of each of the portfolios, the Board concluded that Wilshire would not currently realize any significant economies of scale in acting as investment adviser to the Company. However, the Board noted that as the portfolios' assets increase in the future, specific consideration would be given to the possibility of adding fee breakpoints to share the benefit of any such economies with the portfolios' shareholders.

Based on their review, the Board of Directors as a whole, and the Independent Directors separately, determined that it would be in the best interests of the portfolios and their respective stockholders, including the Portfolio and its stockholders, to renew the Advisory Agreement until the Board's next regular quarterly meeting, when the Board would review the additional information it had requested from Wilshire.

LA CAPITAL. In considering renewal of the Sub-Advisory Agreement with LA Capital, the Directors considered the value added by LA Capital as reflected by the performance of the portions of the portfolios managed by LA Capital compared to their respective benchmarks and to the portfolios' respective peer groups. The Board noted that although the Portfolio had slightly underperformed its benchmark for the one-, two- and three-year periods ended December 31, 2004, it had slightly outperformed the benchmark for the period since its inception.

In reviewing the quality of services provided by LA Capital to the portfolios, the Board noted that the investment management personnel who had managed the portfolios on behalf of Wilshire since the inception of the portfolios had continued to provide high-quality portfolio management services to the portfolios as employees of LA Capital. The Board also considered a variety of other related matters, including LA Capital's brokerage and soft dollar practices, regulatory compliance procedures, investment philosophy and processes, and the overall high quality and depth of its organization in general. The Directors also reviewed the sub-advisory fees charged by LA Capital and the profitability of its relationship to the portfolios, and observed that its fees with respect to the portfolios were very favorable in comparison to its standard fees charged to other clients.

Based on their review, the Board of Directors as a whole, and the Independent Directors separately, determined that it would be in the best interests of the portfolios and their respective stockholders to renew the LA Capital Sub-Advisory Agreement until the Board's next regular quarterly meeting, when the Board would review the Agreement in light of the additional information it had requested from Wilshire.

SEC EXEMPTIVE ORDER

The SEC has issued an order (the "Order") to Wilshire exempting it from the 1940 Act requirement to submit to stockholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not "affiliated persons" of Wilshire as defined in the 1940 Act, to manage all or portions of the portfolios of the Company. Wilshire is responsible for, among other things: setting each portfolio's investment strategy and structure; selecting sub-advisers; ongoing monitoring and evaluation of sub-advisers; implementing procedures to ensure that sub-advisers comply with the portfolios' investment objectives, policies and guidelines/restrictions; terminating sub-advisers; and reallocating assets among sub-advisers. Wilshire may allocate portions of each portfolio's assets among multiple sub-advisers with complementary management styles and securities selection disciplines; monitor the performance of each portion of a portfolio and each portfolio as a whole; and terminate sub-advisers to the extent necessary to achieve the overall objective of the portfolio. Wilshire's criteria for termination of a sub-adviser include (but are not limited to) departure of key personnel; acquisition by a third-party; change in or departure from investment style; inadequate investment processes that could result in inconsistent security selection, valuation or compliance; and the inability over time to maintain above-average performance.


The Order was granted subject to, among other things, the following  conditions:
(1) prior to becoming effective with respect to a portfolio, the stockholders of such portfolio would approve operation of such portfolio in the manner described above (the stockholders of the Portfolio approved such operation on March 29,
2002); (2) the portfolio's prospectus would describe the Order; (3) if a new sub-adviser were retained or a sub-advisory agreement were materially amended, Wilshire would furnish the relevant stockholders within 90 days all the information that would have been provided in a proxy statement soliciting approval of the sub-advisory agreement, except for certain fee information; (4) the majority of the Board of Directors would be independent, and new independent directors would be nominated by such existing independent directors; (5) in approving any change in sub-adviser, the Board would find that such change is in the best interests of the portfolio and its stockholders; (6) Wilshire would provide the Board with information about its profitability with respect to the portfolio on a quarterly basis; (7) whenever a sub-adviser is retained or terminated, Wilshire would provide an analysis of the effect of the change on its profitability; (8) no director or officer of the Company or Wilshire would own any interest in any sub-adviser, subject to certain exceptions; and (9) the independent directors of the Company would engage independent counsel to represent them.

SERVICES AGREEMENT


Wilshire has entered into a Services Agreement, dated May 31, 1999, as amended September 27, 1999, January 3, 2003 and October 1, 2003, with PFPC Inc. ("PFPC"). PFPC is located at 760 Moore Road, King of Prussia, PA 19406 and is an affiliate of PFPC Distributors. PFPC and PFPC Distributors are wholly-owned subsidiaries of PNC Financial Services Group. PFPC furnishes Wilshire with transfer agency services, fund accounting services, administration services and certain other services as may be required by Wilshire. PFPC also prepares tax returns, reports to the Portfolio's shareholders, and reports and filings with the SEC and state securities authorities; prepares ongoing compliance updates; coordinates the registration of the Company with the National Securities Clearing Corp. ("NSCC") and the filing of required Company reports with the NSCC; provides consultation to the Company with respect to regulatory matters, including monitoring regulatory and legislative developments that may affect the Company; assists in the preparation of quarterly board materials; and generally assists in all aspect of the Company's operations, other than providing legal or investment advice.

The current term of the Services Agreement ends on May 31, 2005 and will automatically renew for successive terms of three years each unless the Company or PFPC provides written notice to the other of its intent not to renew. Such notice must be received not less than 90 days and not more than 180 days prior to the expiration of the then current term.

For the fiscal year ended August 31, 2002, the fiscal period from September 1, 2002 to December 31, 2002 and the fiscal years ended December 31, 2003 and 2004, the accounting and administration fees payable to PFPC, the reductions attributable to voluntary fee waivers, and the net fees paid with respect to the Portfolio are as follows:

--------------------------------------------------------------------------------
                       ADMINISTRATION AND     REDUCTION IN FEE      NET FEE PAID
                          ACCOUNTING
                          FEE PAYABLE
--------------------------------------------------------------------------------
2002                       $194,568               $83,034             $111,534
--------------------------------------------------------------------------------
9/1/02-12/31/02*           $ 51,563               $     0             $ 51,563
--------------------------------------------------------------------------------
2003                       $188,313               $     0             $188,313
--------------------------------------------------------------------------------
2004                       $252,480               $     0             $252,480
--------------------------------------------------------------------------------


* The Portfolio changed its fiscal year end from August 31 to December 31 effective December 31, 2002.


EXPENSES

From time to time, Wilshire or PFPC, the Company's administrator and transfer agent, may waive receipt of its fees and/or voluntarily assume certain expenses of the Portfolio or the Company, which would have the effect of lowering the overall expense ratio of the Portfolio and increasing the return to investors at the time such amounts are waived or assumed, as the case may be. The Company will not pay Wilshire or PFPC for any amounts which may be waived or assumed. Each of PFPC Distributors, Wilshire or PFPC may bear other expenses of distribution of the shares of the Portfolio or of the provision of shareholder services to the Portfolio's shareholders, including payments to securities dealers or other financial intermediaries or service providers, out of its profits and available resources other than the advisory and administration fees paid by the Company.

All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by PFPC Distributors, Wilshire or PFPC. The expenses borne by the Company include taxes; interest; brokerage fees and commissions, if any; fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of PFPC Distributors, Wilshire or PFPC or any of their affiliates; SEC fees; state Blue Sky qualification fees; advisory and administration fees; charges of custodians; transfer and dividend disbursing agents' fees; certain insurance premiums; industry association fees; outside auditing and legal expenses; costs of maintaining the Company's existence; costs of independent pricing services; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of shareholders' reports and meetings; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; and any extraordinary expenses. Expenses attributable to a particular series or class of shares are charged against the assets of that series or class. Other expenses of the Company are allocated among all series on a basis determined by Wilshire, subject to supervision by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of the Portfolio.

SERVICE AND DISTRIBUTION PLAN

The Service and Distribution Plan (the "Plan") of the Company adopted pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder was approved as to the Qualified Class Shares of the Portfolio by vote of the majority of both (a) the Directors of the Company and (b) those Directors who are not interested persons of the Company (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or any agreement related to it (the "Independent Directors"), in each case cast in person at a meeting called for the purpose of voting on the Plan.

The Qualified Class Shares of the Portfolio reimburses PFPC Distributors for its distribution and shareholder services expenses (the "Distribution Fee") at an annual rate of up to 0.25 of 1% of the average daily net assets attributable to the Qualified Class Shares. The Distribution Fee is accrued daily and paid monthly or at such other intervals as the Directors of the Company shall determine.

The Plan will continue in effect with respect to the Qualified Class Shares of the Portfolio only so long as such continuance is specifically approved at least annually by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended in any material respect unless such amendment is approved by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the Plan, and may not be amended to increase materially the amount to be spent thereunder without such approvals and approval by vote of at least a majority (as defined in the 1940 Act) of the outstanding Qualified Class Shares of the Portfolio. The Plan may be terminated at any time with respect to the Qualified Class Shares of the Portfolio by vote of a majority of the Independent Directors or by vote of a majority (as defined in the 1940 Act) of the outstanding Qualified Class Shares of the Portfolio. Amounts spent on behalf of the Qualified Class Shares of the Portfolio pursuant to such Plan during the fiscal year ended December 31, 2004, are set forth below.

--------------------------------------------------------------------------------
            12B-1 AND     COMPENSATION     COMPENSATION      OTHER       TOTAL
            PRINTING      TO BROKERS-      TO SALES
                          DEALERS          PERSONNEL
--------------------------------------------------------------------------------
2004        $0.00         $962.00          $0.00             $0.00       $962.00
--------------------------------------------------------------------------------


SHAREHOLDER SERVICING PLAN


The Portfolio has adopted a shareholder services plan for its Qualified Class Shares which authorizes payments by the Qualified Class Shares annually of up to 0.15% of the average daily net assets attributable to Qualified Class Shares for certain non-distribution shareholder services provided by Insurers or other financial intermediaries.


TRANSFER AND DIVIDEND DISBURSING AGENT

PFPC, 760 Moore Road, King of Prussia, Pennsylvania 19406-1212, serves as the Company's transfer agent and dividend disbursing agent.

CUSTODIAN

The Northern Trust Company, located at 50 South LaSalle Street, Chicago, Illinois 60675, serves as the Company's custodian.

COUNSEL

Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, California 90071, serves as independent counsel for the Company and the Independent Directors.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers   LLP,  Two   Commerce   Square,   2001  Market   Street,
Philadelphia, Pennsylvania 19103, serves as the Company's independent registered public accounting firm.


                                 CODE OF ETHICS

The Board of Directors of the Company has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics restricts the investing activities of Company officers, Directors and advisory persons, and, as described below, imposes additional, more onerous restrictions on Portfolio investment personnel.

Each person covered by the Code of Ethics is prohibited from purchasing or selling any security which, to such person's knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by the Portfolio. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, "blackout periods" which prohibit trading by investment personnel of the Portfolio within periods of trading by the Portfolio in the same security, and a ban on short-term trading in securities. Investment personnel are required to preclear any personal securities investment (with limited exceptions, such as government securities) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The preclearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment.


In addition, Wilshire and LA Capital have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel, subject to the conditions of the code, to invest in securities including securities that may be purchased or held by the Portfolio.


                       PROXY VOTING POLICY AND PROCEDURES

The Board of Directors of the Company has delegated to Wilshire the responsibility for voting proxies relating to portfolio securities held by the Portfolio as a part of Wilshire's general management of the Portfolio, subject to the Board's continuing oversight. Wilshire may, but is not required to, further delegate the responsibility for voting proxies relating to portfolio securities held by the Portfolio to LA Capital or any other sub-adviser retained to provide investment advisory services to the Portfolio.

The right to vote proxies with respect to portfolio securities held by the Portfolio is an asset of the Company. Wilshire, LA Capital, or any other sub-adviser to which authority to vote on behalf of the Portfolio is delegated, acts as a fiduciary of the Portfolio and must vote proxies in a manner consistent with the best interest of the Portfolio and its shareholders.

At least annually, Wilshire (if it has retained the authority to vote proxies on behalf of the Portfolio) and LA Capital must present to the Board its policies, procedures and other guidelines for voting proxies. In addition, Wilshire and LA Capital must notify the Board promptly of material changes to any of these documents.

At least annually, Wilshire (if it has retained the authority to vote proxies on behalf of the Portfolio) and LA Capital must provide to the Board a record of each proxy voted with respect to portfolio securities of the Portfolio during the year. With respect to those proxies that Wilshire or LA Capital has identified as involving a conflict of interest, Wilshire or LA Capital must submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a "conflict of interest" is deemed to occur when Wilshire or LA Capital or an affiliated person of Wilshire or LA Capital has a financial interest in a matter presented by a proxy to be voted on behalf of the Portfolio, other than the obligation Wilshire or LA Capital incurs as investment adviser to the Portfolio, which may compromise Wilshire's or LA Capital's independence of judgment and action in voting the proxy.

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Portfolio may be revoked by the Board, in whole or in part, at any time.

The Company is required to file an annual report of each proxy voted with respect to portfolio securities of the Portfolio during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. Information regarding how Wilshire or LA Capital voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-888-200-6796, (ii) or on the SEC's website at WWW.SEC.GOV.

WILSHIRE

Wilshire has delegated to LA Capital the responsibility for voting the securities in the Portfolio. Wilshire reviews LA Capital's proxy voting activities annually. If it should become responsible for direct management of the Portfolio for short periods of time, on a transition basis, Wilshire will engage a professional proxy voting service to vote the securities under its direct management.

LA CAPITAL
LA Capital has engaged Glass, Lewis & Co. ("Glass Lewis") who has partnered with Investor Responsibility Research Center, Inc., as its proxy voting agent. Although LA Capital has established voting guidelines developed in conjunction with Glass Lewis, it casts each vote on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement and all other relevant facts and circumstances.

LA Capital has designated a compliance officer who is responsible for administering and overseeing the proxy voting process. In addition, a proxy committee formally approves and reviews all proxy guidelines, procedures and voting records.

LA Capital believes that by employing Glass Lewis to monitor and vote all proxies on its behalf, it has minimized the potential for material conflicts of interest. If a material conflict of interest arises, LA Capital will notify the client of the conflict, and unless the client directs LA Capital to vote the proxy in a certain manner, LA Capital will vote in accordance with its policy based on Glass Lewis' recommendations.

Glass Lewis' general positions on various proposals are as follows:

DIRECTOR MATTERS - Glass Lewis generally votes for all director nominees, except in the case of contested nominees, which are evaluated on a case-by-case basis. It votes against giving boards authority to set board size and against proposals to impose classified boards. It also votes against proposals permitting the removal of directors without cause.

SHAREHOLDER RIGHTS - Glass Lewis typically votes against poison pills, non-technical charter amendments that reduce shareholder rights, and limiting the right of shareholders to act by written consent or to call special meetings. It also votes against adoption of supermajority votes for business transactions.

COMPENSATION AND BENEFITS PLANS - Glass Lewis generally votes against stock incentive plans if, among other things, the outstanding common stock will be diluted by greater than 10%, the plan allows the company to reprice or replace underwater options without shareholder approval, or the plan allows nonqualified options to be priced at less than 85% of fair market value.

ROUTINE MATTERS - Glass Lewis generally votes in favor of ratification of auditors, name changes, and technical amendments to charter documents.

                             PORTFOLIO TRANSACTIONS


LA Capital supervises the placement of orders for the purchase or sale of portfolio securities on behalf of the Portfolio. In this capacity, LA Capital allocates portfolio transactions among broker-dealers in the best judgment of LA Capital and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected may include those that provide statistical data, investment information, economic facts and opinions to LA Capital. Information so received is in addition to and not in lieu of services required to be performed by LA Capital and its fees are not reduced by the receipt of such supplemental information. Such information may be useful to LA Capital in serving both the Portfolio and other clients which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to LA Capital in carrying out its obligations to the Portfolio. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. When transactions are executed in the over-the-counter market, the Portfolio will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. LA Capital has procedures in place to monitor best execution. LA Capital and Wilshire do not consider the sale of Portfolio shares in selecting brokers to effect Portfolio transactions.


Although LA Capital makes investment decisions for the Portfolio independently from those of its other accounts, investments of the kind made by the Portfolio may often also be made by such other accounts. When LA Capital buys or sells the same security at substantially the same time on behalf of the Portfolio and one or more other accounts managed by LA Capital, it allocates available investments by such means as, in its judgment, result in fair treatment. LA Capital aggregates orders for purchases and sales of securities of the same issuer on the same day among the Portfolio and its other managed accounts, and the price paid to or received by the Portfolio and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Portfolio or the size of the position purchased or sold by the Portfolio.


Portfolio turnover may vary from year to year, as well as within a year. Under normal market conditions, the Portfolio's turnover rate generally will not exceed 80%. High turnover rates, generally as a result of fluctuating market conditions, are likely to result in comparatively greater brokerage expenses. Recognizing this, LA Capital attempts to minimize the cost per share of trading while at the same time implementing only those trades necessary to maintain the proper style exposure. Significant variation in the portfolio turnover rates in 2003 and 2004, as disclosed in the "Financial Highlights" section of the Prospectus for the Portfolio, reflected the impact of overall market volatility on the Portfolio's attempt to replicate the returns of the Dow Jones Wilshire 5000 Index through sampling techniques.


If so directed by Wilshire, LA Capital will execute purchases and sales of portfolio securities through brokers or dealers designated by management of the Company for the purpose of providing direct benefits to the Portfolios, provided that LA Capital determines that such brokers or dealers will provide best execution in view of such other benefits.

For the fiscal year ended August 31, 2002, the fiscal period from September 1, 2002 to December 31, 2002 and the fiscal years ended December 31, 2003 and 2004, the Portfolio paid total brokerage commissions of $38,760, $7,882, $36,613 and $126,303, respectively.

As of December 31, 2004, the Portfolio held the following securities of its regular brokers or dealers as follows:

BROKERS OR DEALERS                                                  MARKET VALUE
------------------                                                  ------------
Bear Stearns Companies, Inc.                                         $  138,630
Friedman, Billings, Ramsey Group, Inc.                               $   28,309
Goldman Sachs Group, Inc.                                            $  631,523
Instinet Group, Inc.                                                 $   15,075
Jefferies Group, Inc.                                                $   36,252
JP Morgan Chase & Company                                            $1,598,630
Knight Trading Group, Inc.                                           $    5,475
Lehman Brothers Holdings, Inc.                                       $  366,016
Merrill Lynch & Company, Inc.                                        $  660,219
Morgan Stanley                                                       $  716,208

LA Capital paid on behalf of the Portfolio brokerage commissions of $126,297, representing 85% of the Portfolio's total brokerage commissions, for the fiscal year ended December 31, 2004 to firms which provided research services to LA Capital as well as execution services. As described above, brokerage transactions were directed to such firms based primarily on their ability to provide the best price and execution of such transactions.


No brokerage commissions were paid to PFPC Distributors. There were no spreads or concessions on principal transactions for any such period.

                                 NET ASSET VALUE


The net asset value per share of each class of the Portfolio is calculated as of the close of regular trading on the NYSE, normally 4:00 p.m. (EST), on each day the NYSE is open for trading.

The Portfolio's investment securities are valued at the closing price, or if a closing price is unavailable, last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices; bid price is used when no asked price is available. Short-term investments with an original maturity of 60 days or less are carried at amortized cost, which approximates value. Expenses and fees, including advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Portfolio's Qualified Class Shares. If the market price of a security is not readily available, Wilshire and LA Capital will propose an appropriate method of valuation of such security for consideration by the Company's Valuation Committee. Each such proposed method of valuation, any material change therein, or the continuation of any such method for an extended period of time will be considered and approved at a meeting, in person or by telephone, of the Valuation Committee. At each regularly scheduled quarterly meeting of the Board of Directors, Wilshire and LA Capital will provide to the Board (i) a list of securities held by the Portfolio for which market quotations were not readily available during the previous quarter, (ii) a description of the method used to value each security and any factors considered significant in the determination to use such valuation method and (iii) a representation that, in making a determination as to the appropriate method of valuation, Wilshire, LA Capital and the Valuation Committee complied with the Company's valuation procedures.


                        PURCHASE AND REDEMPTION OF SHARES


The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Purchase and Redemption of Shares." The Company does not have any arrangements with any person to permit frequent purchases and redemptions of Portfolio shares.

THE DISTRIBUTOR. PFPC Distributors, located at 760 Moore Road, King Of Prussia, Pennsylvania 19406, serves as the Company's distributor pursuant to a Distribution Agreement which is renewable annually by the Board of Directors. The Qualified Class Shares of the Portfolio are continuously offered to Insurers at the net asset value per share next determined after a proper purchase request has been received and accepted by the Company. The Distribution Agreement between the Distributor and the Company provides that the Company shall indemnify the Distributor against any liability arising out of any untrue statement of a material fact or any omission of a material fact in the Company's registration statement necessary to make the statements therein misleading, unless such liability results from the Distributor's willful misfeasance, bad faith or negligence in the performance of its duties under the Agreement.

IN-KIND PURCHASES. Payments for the Portfolio's shares may, at the discretion of the Company, be made in the form of securities which are permissible investments for the Portfolio. For further information about this form of payment, please contact PFPC. Generally, securities which are accepted by the Company as payment for the Portfolio's shares will be valued using the Portfolio's procedures for valuing its own shares at the time the Portfolio's net asset value is next determined after receipt of a properly completed order. All dividends, interest, subscription or other rights pertaining to such securities will become the property of the Portfolio and must be delivered to the Portfolio upon receipt from the issuer. The Company will require that (1) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to the Portfolio and are not subject to any restriction on sale by the Portfolio under the Securities Act of 1933, as amended, or otherwise; and (3) the Portfolio receives such other documentation as the Company may, in its discretion, deem necessary or appropriate. Investors who are subject to Federal taxation may realize a gain or loss for Federal income tax purpose upon such a payment.

SIGNATURES. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed if the amount redeemed exceeds $50,000, if proceeds are to be paid to someone other than the registered holder of shares, or if the investor's address of record has changed within the past 60 days. PFPC has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program (NYSE MSP), the Securities Transfer Agents

Medallion Program (STAMP) and the Stock Exchanges Medallion Program (SEMP). Guarantees must be signed by an authorized signatory of the guarantor and "Signature Guaranteed" must appear with the signature. PFPC may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call the telephone number listed on the cover.

REDEMPTION COMMITMENT. The Company reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be readily marketable, to the extent available, and would be valued in the same manner as the Portfolio's investment securities are valued. If the recipient sold such securities, brokerage charges would be incurred.


SUSPENSION OF REDEMPTIONS. The Company may suspend the right of redemption with respect to the Portfolio or postpone the date of payment (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the shareholders.


NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Rev. Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes." For a discussion of the impact on Contract Owners of income taxes an Insurer may owe as a result of its ownership of Qualified Class Shares of the Portfolio, its receipt of dividends and distributions thereon, and its gains from the purchase and sale thereof, reference should be made to your employer's Contract disclosure statement.


REGULATED INVESTMENT COMPANIES


The Company's management believes that the Portfolio qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") for the fiscal year ended December 31, 2004 and intends to meet the same qualifications for the fiscal year ended December 31, 2005. Qualification as a regulated investment company relieves the Portfolio from any liability for Federal income taxes to the extent that its earnings are distributed in accordance with the applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


As a regulated investment company, the Portfolio will not be liable for Federal income tax on its income and gains provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the Code requires, among other things, that the Portfolio (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Portfolio's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or two or more issuers which the Company controls and which are determined to be engaged in the same or similar trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses) each taxable year.

Because the Portfolio is established in part as an investment for certain variable annuity contracts, the Code imposes additional diversification requirements on the Portfolio. Generally, these requirements are that at each quarter end and for 30 days thereafter no more than 55% of the Portfolio's total assets may be in any one investment, no more than 70% in any two investments, no more than 80% in any three investments, and no more than 90% in any four investments.

The Portfolio generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, the Portfolio must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income and net capital gain (not taking into account any capital gains or losses as an exception) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Portfolio in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following year. To avoid the excise tax, the Portfolio intends to make timely distributions of their income in compliance with these requirements and anticipate that it will not be subject to the excise tax.

Dividends paid by the Portfolio from ordinary income, and distributions of the Portfolio's net realized short-term capital gains, are taxable to its shareholders as ordinary income. Distributions to corporate shareholders will be eligible for the 70% dividends received deduction, and distributions to individual shareholders will be eligible for taxation at their maximum long-term capital rate, to the extent that the income of the Portfolio is derived from dividends. Dividend income earned by the Portfolio will be so eligible only if the Portfolio has satisfied holding period requirements. In addition, a shareholder must meet certain holding period requirements. Within 60 days after the end of its taxable year, the Portfolio will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such provisions of the Code. Net capital gain distributions are not eligible for the dividends received deduction.

Under the Code, any distributions designated as being made from net capital gains are taxable to the Portfolio's shareholders as long-term capital gains, regardless of the holding period of such shareholders. Such distributions of net capital gains will be designated by the Portfolio as a capital gains distribution in a written notice to its shareholders which accompanies the distribution payment. Any loss on the sale of shares held for less than six months will be treated as a long-term capital loss for federal tax purposes to the extent a shareholder receives net capital gain distributions on such shares. The maximum federal income tax rate applicable to long-term capital gains is currently 15% for individual shareholders and 35% for corporate shareholders. Dividends and distributions are taxable as such whether received in cash or reinvested in additional shares of the Portfolio.


Any dividend or distribution paid shortly after an Insurer's purchase may have the effect of reducing the aggregate net asset value of shares below the cost of investment. Such a dividend or distribution would be a return on investment in an economic sense.


HEDGING TRANSACTIONS


If an Insurer holds shares of the Portfolio while holding a short position in a regulated futures contract or an option in such regulated futures contract that substantially diminishes the Insurer's risk of loss in its Portfolio shares (an "offsetting position"), Internal Revenue Service regulations clarify that (i) any losses on the disposition of Portfolio shares will be required to be deferred to the extent of any unrealized appreciation in the short position and
(ii) such holding will limit the Insurer's ability to claim the corporate dividends received deduction in respect of Portfolio dividends.

Ordinarily, gains and losses realized from portfolio transactions will be treated as a capital gain or loss. All or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under
Section 1258 of the Code. "Conversion transactions" are defined to include certain futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

Under Section 1256 of the Code, a gain or loss realized by the Portfolio from certain financial futures transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such futures as well as from closing transactions. In addition, any such futures remaining unexercised at the end of the Portfolio's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Portfolio characterized in the manner described above.

Offsetting positions held by the Portfolio involving financial futures may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code. As such, all or a portion of any short- or long-term capital gain from certain "straddle" and/or conversion transactions may be recharacterized as ordinary income.

If the Portfolio were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as "mixed straddles" if the futures transactions comprising such straddles were governed by Section 1256 of the Code. The Portfolio may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Portfolio may differ. If no election is made, to the extent the straddle rules apply to positions established by the Portfolio, losses realized by the Portfolio will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be recharacterized as short-term capital gain, and as a result of the conversion transaction rules, long-term capital gain may be recharacterized as ordinary income.


Under Section 1259 of the Code, enacted as part of the Taxpayer Relief Act of 1997, the Portfolio will recognize gain if it enters into a futures contract relating to an appreciated direct position in any stock or debt instrument, or if it acquires stock or a debt instrument at a time when the Portfolio has an offsetting appreciated position in the stock or debt instrument. Such transactions are considered to be constructive sales for income tax purposes.

OTHER TAX INFORMATION


The Portfolios may be required to withhold for U.S. federal income taxes 28% of all taxable distributions payable to shareholders who fail to provide the Company with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.


The Company may also be subject to state or local taxes in certain states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Company and of shareholders of a Portfolio with respect to distributions by the Portfolio may differ from Federal tax treatment. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisers regarding specific questions as to Federal, state or local taxes.


Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of his or her shares below the cost of his or her investment. Such a dividend or distribution would be a return on investment in an economic sense. In addition, the Code provides that if a shareholder holds shares of the Portfolio for six months or less and has received a long-term capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the long-term capital gain distribution received.


CAPITAL LOSS CARRY FORWARDS


On December 31, 2004 the Portfolio had available for Federal income tax purposes unused capital losses as follows:

       FUND                                    EXPIRING DECEMBER 31,
       ----                                    ---------------------
                            2008          2009          2010          2011          2012
                            ----          ----          ----          ----          ----
Dow Jones Wilshire
5000 Index Portfolio      $343,818     $1,775,025    $8,232,611    $3,810,802    $5,509,772

                             PERFORMANCE INFORMATION

For purposes of advertising, performance may be calculated on the basis of average annual total returns and/or total returns of the Portfolio. "Total return" is the change in value of an investment in the Portfolio for a specified period. The "average annual total return" of the Portfolio is the average annual compound rate of return in an investment in the Portfolio assuming the investment has been held for one-, five-, and ten-year periods (or the life of the Portfolio if shorter).

Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management and is also affected by operating expenses, market conditions and the risks associated with the Portfolio's objective and investment policies. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

Comparative performance information may be used from time to time in advertising or marketing the shares of the Portfolio, including data from the Dow Jones Wilshire 5000 Index, Lipper Analytical Services, Inc., the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Morningstar, Inc. and other industry publications.

AVERAGE ANNUAL TOTAL RETURN

From time to time the Portfolio may advertise its total returns for prior periods. The Portfolio's total return is its average annual compounded total return for its most recently completed one, five, and ten-year periods (or the period since the Portfolio's inception). The Portfolio's total return for such a period is computed by determining, through the use of a formula prescribed by the SEC shown below, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Portfolio are assumed to have been reinvested when paid and the maximum sales charge applicable to purchase Portfolio shares is assumed to have been paid. This calculation can be expressed as follows:

                                 P(1 + T)n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). These calculations will reflect the deduction of the maximum sales charges and annual Portfolio operating expenses.

CUMULATIVE TOTAL RETURN

The Portfolio may also quote the cumulative total returns in addition to the average annual total returns. These quotations are computed the same way, except the cumulative total return will be based on the actual return for a specified period rather than on the average return over one, five and ten year periods, or fractional portion thereof.

Quotations of Portfolio total returns and yields will not reflect Contract charges and expenses. The Contract disclosure document will contain information about performance of the relevant separate account and Contract.


                                OTHER INFORMATION


The Company is a Maryland corporation organized on July 30, 1992. It currently has five Portfolios - Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, and the Portfolio -- each of which has several classes of shares. The title of each class of each portfolio is as follows:

Large Company Growth Portfolio:
       Large Company Growth Portfolio - Investment Class Shares
       Large Company Growth Portfolio - Institutional Class Shares

Large Company Value Portfolio:
       Large Company Value Portfolio - Investment Class Shares
       Large Company Value Portfolio - Institutional Class Shares

Small Company Growth Portfolio:
       Small Company Growth Portfolio - Investment Class Shares
       Small Company Growth Portfolio - Institutional Class Shares

Small Company Value Portfolio:
       Small Company Value Portfolio - Investment Class Shares
       Small Company Value Portfolio - Institutional Class Shares

The Portfolio:
       Dow Jones Wilshire 5000 Index Portfolio - Investment Class Shares
       Dow Jones Wilshire 5000 Index Portfolio - Institutional Class Shares Dow Jones Wilshire 5000 Index Portfolio - Horace Mann Class of Shares Dow Jones Wilshire 5000 Index Portfolio - Qualified Class of Shares


Each share of a Portfolio has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares of each class of a Portfolio have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.


Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of all series in the matter are identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent accountants and the election of Directors from the separate voting requirements of the Rule. Rule 18f-3 under the 1940 Act makes further provision for the voting rights of each class of shares of an investment company which issues more than one class of voting shares. In particular, Rule 18f-3 provides that each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to the class' arrangement for services and expenses, and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Shareholders and Contract Owners will receive annual and semi-annual reports that include the Portfolio's financial statements.


                              FINANCIAL STATEMENTS


The Company's audited financial statements for the Portfolio contained in its annual report for the fiscal year ended December 31, 2004 are incorporated into this SAI by reference in their entirety. Such financial statements have been audited by the Company's independent registered public accounting firm, PricewaterhouseCoopers, LLP, whose report thereon appears in such Annual Report. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing.

                           WILSHIRE MUTUAL FUNDS, INC.

                           PART C - OTHER INFORMATION

ITEM 23.

EXHIBITS:

(a)(1) Articles of Incorporation dated July 30, 1992 are incorporated by reference to Exhibit (1)(a) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A which was filed on November 12, 1993 ("Post-Effective Amendment No. 3").

(2) Articles of Amendment dated August 20, 1992 to the Articles of Incorporation are incorporated by reference to Exhibit (1)(b) of Post-Effective Amendment No. 3.

(3) Articles Supplementary to the Articles of Incorporation classifying shares of each Series of the Fund are incorporated by reference to Exhibit (1)(d) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A which was filed on April 2, 1996 ("Post-Effective Amendment No. 8").

(4) Articles of Amendment to the Articles of Incorporation amending the name of the Fund and the name of a class of shares of each Series of the Fund are incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 8.

(5) Articles Supplementary dated June 24, 1997 to the Articles of Incorporation establishing and classifying shares of the Intermediate Portfolio Corporate Bond and Long-Term Corporate Bond Portfolio of the Fund are incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A which was filed on July 10, 1997 ("Post-Effective Amendment No. 11").

(6) Articles Supplementary dated June 8, 1998 to the Articles of Incorporation establishing and classifying shares of the Dow Jones Wilshire 5000 Index Portfolio are incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A which was filed on November 2, 1998 ("Post-Effective Amendment No. 13").

(7) Articles Supplementary dated June 7, 1999 to the Articles of Incorporation reclassifying shares of the Dow Jones Wilshire 5000 Index Portfolio are incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A which was filed on July 2, 1999 ("Post-Effective Amendment No. 16").

(8)         Articles  of  Amendment  dated  July  21,  2003 to the  Articles  of
            Incorporation amending the name of the Fund are incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A which was filed on April 29, 2004 ("Post-Effective Amendment No. 24").

(b)(1) By-Laws dated July 30, 1992, as revised September 17, 1992, are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 3.

(2) Amended By-Laws dated September 9, 1996, as subsequently amended October 1, 1996, are incorporated by reference to Exhibit (b)(2) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A which was filed on October 30, 1996 ("Post-Effective Amendment No. 10").

(c)         Not Applicable.

(d)(1) Investment Advisory Agreement between the Fund and Wilshire Associates Incorporated dated April 1, 2002 is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A which was filed on December 20, 2002 ("Post-Effective Amendment No. 22").

(2) Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Los Angeles Capital Management & Equity Research, Inc. dated April 1, 2002 is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 22.

(3) Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Alliance Capital Management, L.P. dated April 15, 2003 is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 23.

(4) Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Goldman Sachs Asset Management dated September 29, 2004 is incorporated herein by reference to Exhibit (d)(4) to Post-Effective Amendment No. 25.

(5) Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and NWQ Investment Management Company dated October 11, 2004 is incorporated herein by reference to Exhibit (d)(6) to Post-Effective Amendment No. 25.

(6) Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Kalmar Investment Advisers dated December 22, 2004 is incorporated herein by reference to Exhibit (d)(7) to Post-Effective Amendment No. 25.

(7) Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Pzena Investment Management LLC dated December 23, 2004 is incorporated herein by reference to Exhibit (d)(8) to Post-Effective Amendment No. 25.

(8)         Investment   Sub-Advisory   Agreement  between  Wilshire  Associates
            Incorporated and Delaware Management Company, a series of Delaware Management Business Trust dated April 28, 2005 is filed herein.

(e) Distribution Agreement between the Fund and PFPC Distributors, Inc., dated December 31, 2000 is incorporated herein by reference to Exhibit (e) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A which was filed on December 21, 2001 ("Post-Effective Amendment No. 21").

(f)         Not Applicable.

(g)(1) Custody Agreement between the Fund and The Northern Trust Company dated June 3, 1996 is incorporated herein by reference to Exhibit
            (8)(a) to Post-Effective Amendment No. 11.

(2) Letter Agreement between the Fund and The Northern Trust Company dated November 5, 1996 is incorporated herein by reference to Exhibit (8)(b) to Post-Effective Amendment No. 11.

(h)(1) Services Agreement between the Fund and PFPC Inc. (formerly, First Data Investor Services Group, Inc.) dated May 31, 1999, is incorporated by reference to Exhibit (h) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A which was filed on October 15, 1999 ("Post-Effective Amendment No. 17").

(2)         Amendment  to  Services  Agreement  between  the Fund and PFPC  Inc.
            (formerly First Data Investor Services Group, Inc.) dated September 27, 1999 is incorporated by reference to Exhibit (h) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A which was filed on December 22, 1999.

(3)         Amendment  to  Services  Agreement  between  the Fund and PFPC  Inc.
            (formerly First Data Investor Services Group, Inc.) dated October 1, 2003 is incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A which was filed on April 29, 2005 ("Post-Effective Amendment No. 24").

(i) Opinion and Consent of Counsel is incorporated by reference to Exhibit (i) of Post-Effective Amendment No. 24.

(j)         Consent of PricewaterhouseCoopers LLP is filed herein.

(k)         Not Applicable.

(l) Purchase Agreement between the Fund and Wilshire Associates Incorporated dated November 6, 1998 relating to the Dow Jones Wilshire 5000 Index Portfolio is incorporated herein by reference to
            Exhibit 13 to Post-Effective Amendment No. 14 which was filed on November 25, 1998.

(m)(1) Service and Distribution Plan under Rule 12b-1, for Qualified Class shares, adopted as of June 7, 1999 is incorporated herein by reference to Exhibit 15(c) to Post-Effective Amendment No. 16.

(2) Service and Distribution Plan under Rule 12b-1, for Horace Mann Class shares, adopted as of June 7, 1999 is incorporated herein by reference to Exhibit 15(d) to Post-Effective Amendment No. 16.

(3) Amended and Restated Service and Distribution Plan under Rule 12b-1, adopted as of June 3, 1997 is incorporated herein by reference to Exhibit (15)(b) to Post-Effective Amendment No. 11.

(n)         Amended and Restated Rule 18f-3(d) Plan,  adopted as of June 7, 1999
            is   incorporated   herein  by   reference   to  Exhibit   18(c)  to
            Post-Effective Amendment No. 16.

(p)(1) Amended and Restated Code of Ethics of the Fund is incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 21.

(2)         Amended  and  Restated   Code  of  Ethics  of  Wilshire   Associates
            Incorporated   is   incorporated  by  reference  to  Exhibit  (p)(2)
            Post-Effective Amendment No. 21.

(3) Code of Ethics of Los Angeles Capital Management & Equity Research, Inc. is incorporated herein by reference to Exhibit (p)(3) to Post-Effective Amendment No. 22.

(4) Code of Ethics of Alliance Capital Management, L.P. is incorporated herein by reference to Exhibit (p)(4) to Post-Effective Amendment No. 23.

(5)         Code of Ethics of Goldman Sachs Asset Management is filed herein.

(6)         Code of Ethics of NWQ Investment Management Company is filed herein.

(7)         Code of Ethics of Kalmar Investment Advisers is filed herein.

(8)         Code of Ethics of Pzena Investment Management LLC is filed herein.

(9) Code of Ethics of Delaware Management Company, a series of Delaware Management Business Trust is filed herein.

(10)        Code of Ethics of Wilshire Associates Incorporated is filed herein.

(Other) Power of Attorney of the Directors dated February 24, 2005 is filed herein.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      Not Applicable.

ITEM 25. INDEMNIFICATION

The statement as to the general effect of any contract, arrangements, or statute under which a Director, officer, underwriter, or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person, or underwriter for his/her own protection, is incorporated by reference to Item 27 of Part C of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A which was filed on September 23, 1992.

Reference is also made to the Distribution Agreement filed as Exhibit (e) to Post-Effective Amendment No. 21.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The list required by this Item 26 of officers and directors of Wilshire Associates Incorporated, Los Angeles Capital Management and Equity Research, Inc., Alliance Capital Management, L.P., Goldman Sachs Asset Management, NWQ Investment Management Company, LP, Kalmar Investment Advisers, Pzena Investment Management LLC and Delaware Management Company, a series of Delaware Business Management Trust together with the information as to any other business, profession, vocation, or employment of substantial nature engaged in by such officers and directors during the past two years, is described below.

WILSHIRE ASSOCIATES INCORPORATED

NAME AND POSITION WITH WILSHIRE                      NATURE OF                      OTHER CONNECTIONS
                                                  COMPANY AND/OR
                                                PRINCIPAL BUSINESS
Robert John Raab, Director                      Investment                      Director, Wilshire Global
                                                Management                      Advisers, Inc., 1299 Ocean
                                                                                Ave., Santa Monica, CA

Dennis Anthony Tito, Director & Chief           Investment                      Director, Wilshire Global
Executive Officer                               Management                      Advisers, Inc., 1299 Ocean
                                                                                Ave., Santa Monica, CA;
                                                                                Director, Wilshire Global
                                                                                Advisers Limited, 1299 Ocean
                                                                                Ave., Santa Monica, CA;
                                                                                Director, RFT Corporation,
                                                                                Inc., 1299 Ocean Ave., Santa
                                                                                Monica, CA; Director, Summit
                                                                                Advisers, Inc., 1299 Ocean
                                                                                Ave., Santa Monica, CA;
                                                                                Director, Wilshire Associates
                                                                                Europe B.V., Prins Hendriklaan
                                                                                43, 1075 Amsterdam, The
                                                                                Netherlands; Director,
                                                                                Wilshire Australia Pty
                                                                                Limited, Level 6, AMP, 1
                                                                                Hobart place, Canberra ACT
                                                                                2601, Australia

Rosalind Margaret Hewsenian, Director           Investment                      None
                                                Management

Robert Charles Kuberek, Director                Investment                      None
                                                Management

Howard Tamotsu Yata, Director                   Investment                      None
                                                Management

Cecilia Infee Loo, Director                     Investment                      None
                                                Management

Alan Lawrence Manning, Chief Legal Officer      Investment                      Director, RFT Corporation,
& Chief Compliance Officer                      Management                      Inc., 1299 Ocean Ave., Santa
                                                                                Monica, CA

San Olivia Slawson, Principal Financial         Investment                      Director, RFT Corporation,
Officer & Chief Operations Officer              Management                      Inc., 1299 Ocean Ave., Santa
                                                                                Monica, CA

Julia Kathleen Bonafede, Director               Investment                      None
                                                Management

Thomas Kevin Lynch, Director                    Investment                      None
                                                Management

LOS ANGELES CAPITAL MANAGEMENT AND EQUITY RESEARCH, INC.

NAME AND POSITION WITH LA CAPITAL               NATURE OF COMPANY                  POSITION WITH OTHER
                                                AND/OR PRINCIPAL                         COMPANY
                                                    BUSINESS
Thomas Stevens                                  Investment                      Director, PrimeZone Media
Director/CEO/Chairman/Compliance Officer        Management                      Network, 5200 W Century Blvd
                                                                                # 470, Los Angeles, CA

Hal Reynolds                                    Investment                      None
Director/Treasurer                              Management

Stuart Matsuda                                  Investment                      None
Director/Secretary                              Management

David Borger                                    Investment                      None
Director                                        Management

Christine Kugler                                Investment                      None
Director                                        Management

ALLIANCE CAPITAL MANAGEMENT, L.P.

NAME AND POSITION WITH ALLIANCE                 NATURE OF COMPANY                  POSITION WITH OTHER
                                                AND/OR PRINCIPAL                         COMPANY
                                                    BUSINESS
David Remson Brewer, Jr.                        Alliance Capital                Director/Executive
Sr. Vice President & General Counsel            Management Corporation          Officer

Donald Hood Brydon                              AXA Investment Managers         S.A. Chairman & Chief
Director                                                                        Executive Officer

Bruce William Calvert                           AXA Investment Managers         S.A. Director
Chairman of the Board & CEO
                                                Equitable Life Assurance        Director
                                                Society
                                                Alliance Capital Management     Director/Executive
                                                Corporation                     Officer

Henri de Castries                               AXA Investment Managers S.A.    Chairman, Management
Director                                                                        Board
                                                Equitable Life Assurance        Director
                                                Society

                                                AXA Financial                   Chairman of the Board
                                                Alliance Capital Management     Director/Executive
                                                Corporation                     Officer

John Donato Carifa                              Alliance Capital Management     Director/Executive
President, COO, Director                        Corporation                     Officer

Christopher M. Condron                          AXA Financial                   Director, President,
Director                                                                        Chief Executive Officer
                                                Equitable Life Assurance        Chairman, CEO
                                                Society

Denis Duverne                                   AXA Investment Managers         Group Executive Vice
Director                                        S.A.                            President Finance,
                                                                                Control and Strategy
                                                Alliance Capital Management     Director/Executive
                                                Corporation                     Officer

Richard S. Dziadzio                             Alliance Capital Management     Director/Executive
Director                                        Corporation                     Officer

Alfred Harrison                                 Alliance Capital Management     Director/Executive
Vice Chairman/Director                          Corporation                     Officer

Roger Hertog                                    Alliance Capital Management     Director/Executive
Vice Chairman/Director                          Corporation                     Officer

Benjamin Duke Holloway                          Continental Companies           Financial Consultant
Director
                                                Alliance Capital Management     Director
                                                Corporation

Robert Henry Joseph, Jr.                        Alliance Capital Management     Director/Executive
Senior Vice President, CFO                      Corporation                     Officer

W. Edwin Jarmain                                Jarmain Group Inc.              President
Director

Lewis A. Sanders                                Alliance Capital Management     Director/Executive
Vice Chairman, Chief Investment                 Corporation                     Officer
Officer/Director

Peter J. Tobin                                  St. John's University           Dean
Director                                        Tobin College of Business
                                                Administration

Peter D. Noris                                  AXA Financial                   Executive Vice President,
Director                                                                        Chief Investment Officer
                                                Equitable Life Assurance        Executive Vice President,
                                                Society                         Chief Investment Officer
                                                Alliance Capital Management     Director/Executive
                                                Corporation                     Officer

Gerald M. Lieberman                             Alliance Capital Management     Director/Executive
Executive Vice President, Finance and           Corporation                     Officer
Operations

Frank Savage                                    Savage Holdings LLC             Chief Executive Officer
Director
                                                Alliance Capital Management     Director
                                                Corporation

Stanley B. Tulin                                AXA Financial                   Vice Chairman & Chief
Director                                                                        Financial Officer
                                                Alliance Capital Management     Director/Executive
                                                Corporation                     Officer
                                                Equitable Life Assurance        Vice Chairman & CFO
                                                Society

Dave Harrel Williams                            White Williams Private          Director
Chairman Emeritus                               Equity Partners GmbH
                                                Alliance Capital Management     Director
                                                Corporation

Kathleen A. Corbet                              Alliance Capital Management     Director/Executive
Executive Vice President & CEO, Alliance        Corporation                     Officer

Fixed Income Investors

Lorie Slutsky                                   The New York Community Trust    President
Director

Andrew Adelson                                  Alliance Capital Management     Executive Officer
Senior Vice President & Chief Investment        Corporation
Officer

John Blundin                                    Alliance Capital Management     Executive Officer
Executive Vice President                        Corporation

Marilyn Fedak                                   Alliance Capital Management     Executive Officer
Senior Vice President & Chief Investment        Corporation
Officer

Thomas S. Hexner                                Alliance Capital Management     Executive Officer
Executive Vice President                        Corporation

Michael Laughlin                                Alliance Capital Management     Executive Officer
Executive Vice President                        Corporation
Marc Mayer                                      Alliance Capital Management     Executive Officer
Executive Vice President                        Corporation
James Reilly                                    Alliance Capital Management     Executive Officer
Executive Vice President                        Corporation
Paul Rissman                                    Alliance Capital Management     Executive Officer
Executive Vice President                        Corporation
Christopher Toub                                Alliance Capital Management     Executive Officer
Executive Vice President                        Corporation
Lisa Shalett                                    Alliance Capital Management     Executive Officer
Chairman/CEO of Sanford C. Bernstein            Corporation

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

NAME AND POSITION WITH GSAM                     NATURE OF COMPANY AND/OR        POSITION WITH OTHER COMPANY
                                                PRINCIPAL BUSINESS
Peter Kraus                                     Investment Advisory             Goldman, Sachs & Co.
Managing Director, Co-Head of the               Services                        (Investment Management
Investment Management Division                                                  Division)
                                                                                   -   Co-Head Investment
                                                                                       Management Division
                                                                                Goldman, Sachs & Co.
                                                                                   -   Managing Director
                                                                                   -   Partner

Eric Schwartz                                   Investment Advisory             Goldman, Sachs & Co.
Managing Director, Co-Head of the               Services                        (Investment Management
Investment Management Division                                                  Division)
                                                                                   -   Co-Head Investment
                                                                                       Management Division
                                                                                   -   Managing Director
                                                                                   -   Partner
Jonathan Beinner                                Investment Advisory             Goldman, Sachs & Co.
Managing Director, Chief Investment             Services                        (Investment Management
Officer, Co-head of Global Fixed                                                Division)
Income and Money Markets                                                           -   Co-Head U.S. Fixed
                                                                                       Income, Municipals &
                                                                                       Money Markets
                                                                                   -   Managing Director
                                                                                The Goldman Sachs Trust
                                                                                Company, N.A.
                                                                                   -   Officer
Tom Kenny                                       Investment Advisory             Goldman, Sachs & Co.
Managing Director, Co-Head Global               Services                        (Investment Management
Fixed Income and Money Markets                                                  Division)
                                                                                   -   Co-Head US Fixed
                                                                                       Income, Municipals &
                                                                                       Money Markets
                                                                                   -   Managing Director,
                                                                                       Senior Portfolio
                                                                                       Manager Municipal
                                                                                       Bonds
Robert Litterman                                Investment Advisory             Goldman, Sachs & Co.
Managing Director, Director of                  Services                        (Investment Management
Quantitative Resources Group                                                    Division)
                                                                                   -   Managing Director,
                                                                                       Head of Quantitative
                                                                                       Research and Risk
                                                                                       Management
                                                                                Goldman, Sachs & Co.
                                                                                   -   Managing Director
George Walker                                   Investment Advisory             Goldman, Sachs & Co.
Managing Director, Head of                      Services                        (Investment Management
Alternative Investment Strategies                                               Division)
                                                                                   -   Managing Director
                                                                                Goldman Sachs Princeton LLC
                                                                                   -   Managing Director
                                                                                   -   President
Kaysie Uniacke                                  Investment Advisory             Goldman, Sachs & Co.
Managing Director, Head of US                   Services                        (Investment Management
Distribution                                                                    Division)
                                                                                   -   Head of US
                                                                                       Distribution
                                                                                   -   Managing Director

Suzanne Donohoe                                 Investment Advisory             Goldman Sachs Asset
Managing Director, Head of European             Services                        Management International
Distribution, Co-Head of Europe                                                    -   Chief Executive
                                                                                       Officer
                                                                                   -   Co-Head Asset
                                                                                       Management group
                                                                                       Europe
                                                                                Goldman, Sachs & Co.
                                                                                (Investment Management
                                                                                Division)
                                                                                   -   Managing Director
                                                                                The Goldman Sachs Trust
                                                                                Company, N.A.
                                                                                   -   Director
Stephen Fitzgerald                              Investment Advisory             Goldman Sachs Asset
Managing Director, Co-Head of IMD Asia          Services                        Management Co., Ltd.
                                                                                   -   Director, Part Time
                                                                                   -   Head Asset Management
                                                                                       group operations
                                                                                   -   Co-Head Investment
                                                                                       Management Division
                                                                                       Asia
                                                                                Goldman, Sachs & Co.
                                                                                (Investment Management
                                                                                Division)
                                                                                   -   Managing Director
Ted Sotir                                       Investment Advisory             Goldman Sachs Asset
Managing Director, Co-Head of Europe;           Services                        Management International
Global Chief Administrative Officer                                                -   Global Chief
                                                                                       Administrative
                                                                                       Officer for Asset
                                                                                       Management Group
                                                                                   -   Director
                                                                                   -   Executive Director
                                                                                Goldman, Sachs &
                                                                                Co.(Investment Management
                                                                                Division)
                                                                                   -   Managing Director

NWQ INVESTMENT MANAGEMENT COMPANY LLC

NAME AND POSITION WITH NWQ                      NATURE OF COMPANY               POSITION WITH OTHER
                                                AND/OR PRINCIPAL BUSINESS       COMPANY
Bosse, Jon D.                                   Investment Management           Investment Policy
Chief Investment Officer, Managing                                              Committee Member
Director, Portfolio Manager/Analyst

Friedel, E.C. (Ted)                             Investment Management           Investment Policy
Managing Director, Investment                                                   Committee Member
Strategist/Portfolio Manger/Analyst

Mendez, Michael C.                              Investment Management           None
President and Chief Executive Officer

Slaven, Mary-Gene                               Investment Management           Secretary/Treasurer
Managing Director, Director of
Administration

KALMAR INVESTMENT ADVISERS

NAME AND POSITION WITH KALMAR                   NATURE OF COMPANY               POSITION WITH OTHER
                                                AND/OR PRINCIPAL BUSINESS       COMPANY
Ford B. Draper, Jr.                             Investment Management           KII* - President, CIO,
President, Chairman and Direct Owner                                            Director and Owner;
                                                                                KPIT** - Chairman of
                                                                                the Board of Trustees
Dana F. Walker                                  Investment Management           KII* - Owner
Portfolio Manager and Research Analyst
and Direct Owner

Gregory A. Hartley                              Investment Management           KII* - Owner
Portfolio Manager and Research Analyst
and Direct Owner

Ford Draper, III                                Investment Management           KII* - Owner and
Managing Director and Direct Owner                                              Managing Director;
                                                                                KPIT** - Vice President
Avery Draper                                    Investment Management           ----
Direct Owner

Brian Draper                                    Investment Management           KII* - Vice President
Vice President and Trustee

Verna Knowles                                   Investment Management           KII* - Secretary,
Treasurer and Direct Owner                                                      Treasurer and Owner;
                                                                                KPIT** - CFO and
                                                                                Treasurer;
                                                                                President and Director
                                                                                of Books and Balances,
                                                                                Ltd.***

Marjorie L. McMenamin                           Investment Management           KII* - Owner;
Secretary and Direct Owner                                                      KPIT** - Secretary

Greg Travers                                    Investment Management           KII* - Owner
Portfolio Manager, Research Analyst and
Direct Owner

Steffen Torres                                  Investment Management           KII* - Owner
Portfolio Manager, Research Analyst and
Direct Owner

Nancy Romito                                    Investment Management           KII* - Owner
Client Services Director and Direct Owner

Jeffrey Stroble                                 Investment Management           KII* - Owner
Client Services Director and Direct Owner


*     KII - Kalmar Investments Inc.

** KPIT - Kalmar Pooled Investment Trust (This is Kalmar's proprietary mutual fund; the legal entity is a Delaware Business Trust, so there are Trustees and Officers of the Trust)

*** Books and Balances, Ltd. - this is solely owned by Verna Knowles and is a small company providing tax return services to individuals.

PZENA INVESTMENT MANAGEMENT, LLC

NAME AND POSITION WITH PZENA                    NATURE OF COMPANY               POSITION WITH OTHER
                                                AND/OR PRINCIPAL BUSINESS       COMPANY
Richard S. Pzena                                Registered Investment           None
Managing Principal, Chief Executive             Adviser/Investment
Officer, Co-Chief Investment Officer, and       Management
Voting Member

John P. Goetz                                   Registered Investment           None
Managing Principal,  Co-Chief Investment        Adviser/Investment
Officer, and Voting Member                      Management

Amelia C. Jones                                 Registered Investment           None
Managing Principal, Operations &                Adviser/Investment
Administration and Voting Member                Management


                                       13

William L. Lipsey                               Registered Investment           None
Managing Principal, Marketing and Client        Adviser/Investment
Services and Voting Member                      Management

A. Rama Krishna                                 Registered Investment           None
Managing Principal, Portfolio Manager and       Adviser/Investment
Voting Member                                   Management

Katherine K. Grier                              Registered Investment           None
General Counsel, Chief Compliance Officer       Adviser/Investment
and Voting Member                               Management

DELAWARE MANAGEMENT COMPANY, A SERIES OF DELAWARE MANAGEMENT BUSINESS TRUST

NAME AND POSITION WITH DELAWARE                  NATURE OF COMPANY                 OTHER CONNECTIONS
                                                  AND/OR PRINCIPAL
                                                      BUSINESS
Jude T. Driscoll, President & CEO               Investment                      None
                                                Management

John C.E. Campbell, President of Global         Investment                      None
Institutional Sales                             Management

Patrick P. Coyne, EVP, Managing Director        Investment                      None
Head of Equity Investments                      Management

Philip N. Russo, EVP, Chief Financial           Investment                      None
Officer, Chief Operating Officer                Management
See Yeng Quek, EVP, Managing Director,          Investment                      None
Chief Investment Officer Fixed Income           Management
Investments
Kevin J. Lucey, EVP, Chief of Sales, Client     Investment                      None
Services & Marketing                            Management
Richelle S. Maestro, EVP, General               Investment                      None
Counsel/Secretary                               Management

Carolyn McIntyre, SVP, Head of Human            Investment                      None
Resources                                       Management

Ryan Brist, EVP, Managing Director Fixed        Investment                      None
Income                                          Management

Brian Murray, SVP, Chief Compliance Officer     Investment                      None
                                                Management

ITEM 27. PRINCIPAL UNDERWRITERS

      (a) PFPC Distributors, Inc. (the "Distributor") acts as principal underwriter for the following investment companies as of January 1, 2005:

                  AB Funds Trust
                  AFBA 5 Star Funds, Inc.
                  Atlantic Whitehall Funds Trust
                  ASA Hedged Equity Fund LLC
                  ASA Debt Arbitrage Fund LLC
                  ASA Market Neutral Equity Fund LLC
                  ASA Managed Futures Fund LLC
                  Highland Floating Rate Fund
                  Highland Floating Rate Advantage Fund
                  Forward Funds, Inc
                  Harris Insight Funds Trust
                  Hillview Investment Trust II
                  Kalmar Pooled Investment Trust
                  Matthews Asian Funds
                  Metropolitan West Funds
                  The RBB Fund, Inc.
                  RS Investment Trust
                  Stratton Growth Fund, Inc.
                  Stratton Monthly Dividend REIT Shares, Inc.
                  The Stratton Funds, Inc.
                  Van Wagoner Funds
                  Weiss, Peck & Greer Funds Trust
                  Wilshire Mutual Funds, Inc.
                  Wilshire Variable Insurance Trust
                  WPG Large Cap Growth Fund
                  WPG Tudor Fund

      Distributed by BlackRock Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                  BlackRock Provident Institutional Funds
                  BlackRock Funds, Inc.
                  International Dollar Reserve Fund I, Ltd.
                  BlackRock Bond Allocation Target Shares

      Distributed  by  Northern  Funds   Distributors,   LLC.,  a  wholly  owned
      subsidiary of PFPC Distributors, Inc.:

                  Northern Funds
                  Northern Institutional Funds

      Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                  ABN AMRO Funds

      PFPC Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. PFPC Distributors, Inc. is located at 760 Moore Road, King of Prussia, Pennsylvania 19406

      (b) The following is a list of the executive officers, directors, and partners of PFPC Distributors, Inc.:

      Brian Burns               -     Chairman, Chief Executive Officer,
                                      Director and President
      Michael Denofrio          -     Director
      Nick Marsini              -     Director
      Rita G. Adler             -     Chief Compliance Officer
      Christine A. Ritch        -     Chief Legal Officer,
                                      Assistant Secretary and Assistant Clerk
      Steven B Sunnerberg       -     Secretary and Clerk
      Christopher S. Conner     -     Vice President and
                                      Anti-Money Laundering Officer
      Julie Bartos              -     Assistant Secretary and Assistant Clerk

      Bradley A. Stearns        -     Assistant Secretary and Assistant Clerk
      Kristen Nolan             -     Assistant Secretary and Assistant Clerk
      Craig Stokarski           -     Treasurer and
                                      Financial & Operations Principal
      Douglas D. Castagna       -     Controller and Assistant Treasurer
      Bruno Di Stefano          -     Vice President
      Susan K. Moscaritolo      -     Vice President

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

      1.    PFPC Inc.
            760 Moore Road
            King of Prussia, PA 19406-0903
            (records relating to its function as fund accountant, transfer agent and administrator)

      2.    PFPC Distributors, Inc.
            760 Moore Road
            King of Prussia, PA 19406-0903
            (records relating to its functions as distributor)

      3.    The Northern Trust Company
            50 LaSalle Street
            Chicago, Illinois 60675
            (records relating to its function as custodian)

      4.    Wilshire Associates Incorporated
            1299 Ocean Avenue
            Suite 700
            Santa Monica, CA 90401
            (records relating to its function as investment adviser)

      5.    Los Angeles Capital Management & Equity Research, Inc.
            11150 Santa Monica Blvd.
            Suite 200
            Los Angeles, CA 90025
            (records relating to its function as investment sub-adviser)

      6.    Goldman Sachs Asset Management, L.P.
            32 Old Slip, 23rd Floor,
            New York, NY 10005
            (records relating to its function as investment sub-adviser)

      7.    Alliance Capital Management, LP
            1345 Avenue of the Americas
            New York, New York 10105
            (records relating to its function as investment sub-adviser)

      8.    NWQ Investment Management Company, LP
            2049 Century Park East
            4th Floor
            Los Angeles, California 90067
            (records relating to its function as investment sub-adviser)

      9.    Kalmar Investment Advisers
            3701 Kennett Pike
            Wilmington, Delaware 19807
            (records relating to its function as investment sub-adviser)

      10.   Pzena Investment Management, LLC
            120 West 45th Street
            34th Floor
            New York, New York 10036
            (records relating to its function as investment sub-adviser)

      12. Delaware Management Company, a series of Delaware Management Business Trust
            2005 Market Street
            Philadelphia, PA 19103
            (records relating to its function as investment sub-adviser)

ITEM 29. MANAGEMENT SERVICES

      Not Applicable.

ITEM 30. UNDERTAKINGS

      Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, Wilshire Mutual Funds, Inc., certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 26 to be signed on its behalf by the undersigned, thereto duly authorized in the City of Los Angeles, and State of California on the 29th day of April 2005.

                 WILSHIRE MUTUAL FUNDS, INC.

                 BY: /s/ Lawrence E. Davanzo
                     -----------------------
                     Lawrence E. Davanzo
                     PRESIDENT

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                                TITLE                               DATE
----------                                -----                               ----

/S/ LAWRENCE E. DAVANZO                   Director and President              April 29, 2005
-----------------------                   (principal executive officer)
Lawrence E. Davanzo


/S/ CYNTHIA A. HARGADON*                                                      April 29, 2005
------------------------
Cynthia A. Hargadon                       Director, Chairman of the Board


/S/ ANNE L. WEXLER*                                                           April 29, 2005
------------------
Anne L. Wexler                            Director


/S/ DEWITT F. BOWMAN*                                                         April 29, 2005
--------------------
DeWitt F. Bowman                          Director


/S/ ALEX I. CHALOFF                       Treasurer                           April 29, 2005
-------------------                       (principal financial officer)
Alex I. Chaloff


*BY:  /S/ALEX I. CHALOFF                                                      April 29, 2005
As Attorney-in-Fact and Agent pursuant
to Power of Attorney

                                  EXHIBIT INDEX

ITEM              EXHIBIT
----              -------

(d)(8) Sub-Advisory Agreement with Delaware Management Company, a series of Delaware Management Business Trust

(j)               Consent of Auditors

(p)(5)            Code of Ethics of Goldman Sachs Asset Management

(p)(6)            Code of Ethics of NWQ Investment Management Company

(p)(7)            Code of Ethics of Kalmar Investment Advisers

(p)(8)            Code of Ethics of Pzena Investment Management LLC

(p)(9) Code of Ethics of Delaware Management Company, a series of Delaware Management Business Trust

(p)(10)           Code of Ethics of Wilshire Associates Incorporated

(other)           Power of Attorney


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